united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22153

Dunham Funds

(Exact name of registrant as specified in charter)

10251 Vista Sorrento Pkwy, Ste. 200, San Diego, CA        92121

(Address of principal executive offices) (Zip code)

Richard Malinowski

Gemini Fund Services, LLC., 4221 N 203rd St., Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 10/31

Date of reporting period: 4/30/21

Item 1. Reports to Stockholders.

DUNHAM

World-Class Trust & Investment Firm

April 30, 2021

SEMI-ANNUAL REPORT

This report is for the information of shareholders of the Dunham Funds. It may also be used as sales literature when preceded by or accompanied by a current prospectus, which contains information concerning investment objectives, risks, and charges and expenses of the funds. Read the prospectus carefully before investing. For this and other information about the Dunham Funds, contact your financial advisor or call Client Services at (800) 442-4358.

BOND FUNDS

U.S. VALUE FUNDS

Dunham Large Cap Value Fund
Dunham Small Cap Value Fund

U.S. GROWTH FUNDS

INTERNATIONAL EQUITY FUNDS

Dunham Emerging Markets Stock Fund
Dunham International Stock Fund

ALTERNATIVE FUNDS

Investment Adviser:

Dunham Funds (Unaudited)

Message from the Investment Adviser

Dear Fellow Shareholders:

The reopening trade is here, as deeply discounted sectors of the market, sectors significantly affected by restrictive lockdown measures and stay-at-home orders, clawed their way back from historic lows and propelled markets higher. With COVID vaccinations quickly disseminating across the globe, and efficacy surrounding these vaccinations largely positive, people reversed the stay-at-home trend and traveled, going out to restaurants and participating in larger social gatherings, events that many feared would be a thing of the past. The continued accommodative policy from the Federal Reserve, in addition to a third round of fiscal stimulus, provided an influx of consumer spending into some of the industries that needed it most, including retail, travel, lodging, and restaurants. In addition, investors cheered positive economic data as initial jobless claims continued to fall, unemployment rates dropped, and consumer spending approached pre-pandemic levels.

While all signs point to an economic recovery, inflation fears loom large over markets, causing the 10-Year U.S. Treasury yield to hit a 14-month high. Investors became skeptical of market valuations as it appeared certain sectors had no more room to run. This led to a rotation out of growth stocks and into value, with value outpacing growth by a large margin in recent months. We believe that having exposure to domestic and foreign equities across styles (from growth to value), capitalizations (large to small), and asset classes (traditional to alternative), has proven that the benefits of diversification cannot be overlooked when creating an investment portfolio.

Unlike equities, bond markets, as represented by the Barclays Global Aggregate Bond Index, fell 2.4 percent. The rise in the 10-Year U.S. Treasury yield led to a sell-off in investment-grade government and corporate bonds. While interest rate risk is currently considered the largest threat to bond markets, we believe there are alternatives to traditional fixed income that have historically exhibited low duration risk and low correlation to traditional bond markets. We believe maintaining a balance of fixed-rate, variable-rate, and alternative fixed income products across domestic and foreign markets is prudent, regardless of the market environment.

While volatility in recent months has largely subsided, we have not become complacent. Maintaining a disciplined and repeatable approach has successfully guided us through contractionary and expansionary environments, such as the recent environment brought on by the COVID pandemic. Despite the recent stabilization in markets, we believe there are still risks on the horizon that could prove to be major headwinds if not assessed properly. Equities are hovering around all-time highs and many investors believe markets are overvalued. Inflation concerns have emerged as the Federal Reserve has continued to state that they will let the target inflation rate run-up more now than in prior periods, leading many to believe it is only a matter of time before the Fed inevitably raises the Federal Funds rate to prevent inflation from rising to detrimental levels. We are keenly aware of the threats rising rates pose to fixed income investments and we believe we have the resources available to navigate the uncertain markets that lay ahead.

I continue to personally invest alongside you and I remain confident that we at Dunham have the tools and the discipline to succeed as our economy recovers. You can continue to rely on us to apply a rational and unemotional approach. We thank you for your continued trust and the confidence you have placed in us. We take that trust very seriously. We look forward to servicing the investment needs for you and your family for generations to come.

Sincerely,

Jeffrey A. Dunham

President

Dunham & Associates

April 30, 2021

Dunham Corporate/Government Bond Fund (Unaudited)

Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Asset Class Recap

Bond markets began the fiscal year on a strong note as investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, rose 1.1 percent over November and December. The rally began following the U.S. election, as the prospect of a divided government seemed to be considered a goldilocks scenario for markets, and continued as multiple potentially viable vaccines fanned optimism and sparked returns in sectors that stand to benefit the most from economic normalization. In January, investment-grade bonds gave back 0.7 percent to close the first fiscal quarter as interest rates spiked to their highest level since March 2020. In the most recent fiscal quarter, interest rates continued to rise, adversely affecting the price of investment-grade bonds. During the six-month period, the Federal Open Market Committee continued to reiterate its supportive stance by keeping rates low and not deviating from its previously announced bond-buying program until the economy rebounds. However, Treasury yields on the longer end of the curve rose substantially, resulting in the spread between the 5-year note and 30-year bond reaching its widest point since 2015. Over the most recent fiscal quarter, investment-grade bonds gave back 1.9 percent, its largest fiscal quarterly decline since the first quarter of 2017. Although interest rates rose over the six-month period, they remain near historically low levels, pushing companies to continue to issue and extend their debt, and providing opportunities in areas where existing debt is being tendered. These dynamics did provide for additional spread compression, with corporate bond yield spreads compressing across the credit-quality spectrum. During the fiscal six-month period, intermediate-term BBB-rated corporate bond spreads compressed 53 basis points, intermediate-term single-B rated bonds experienced 96 basis points of compression, and intermediate-term CCC-rated corporate bonds tightened over 130 basis points. All these spread levels represent their tightest levels since 2018.

Allocation Review

Nearly two-thirds of broad U.S. investment-grade bonds in the benchmark index are represented by Treasury and government agency bonds. Therefore, most of the performance of the benchmark index is dictated by how those U.S. government-related bonds perform, and far less is dependent on the performance of corporate bonds and non-agency mortgage-backed securities. During the most recent fiscal quarter, U.S. Treasury bonds, as measured by the BofA U.S. Treasury & Agency Index, decreased 1.0 percent. As the Fund had approximately 21 percent allocated to Treasury and government agency bonds, this is far less than what is represented by the benchmark index, and this significant underweight generally aided relative performance during the six-month period. The Fund’s largest exposure was to investment-grade corporate bonds, comprising more than 23 percent of the Fund. Investment-grade corporate bonds, as measured by the BofA U.S. Corporate Index, decreased 0.3 percent during the same time period. The Fund’s approximate 5 percent underweight versus the benchmark detracted from relative Fund performance, but the Sub-Adviser’s superior security selection more than made up for the underweight as the exposure increased 3.0 percent versus the index’s decline of 0.5 percent. The Fund’s allocation to non-agency mortgage-backed securities represented the largest overweight versus the benchmark index, at a 16.6 percent allocation. This allocation also positively contributed to Fund performance as the exposure within the Fund increased 0.7 percent. Throughout the fiscal six-month period, the Sub-Adviser increased the allocation to bank loans. This off-benchmark exposure aided positive fund performance as it increased 4.9 percent. The Fund did not have any exposure to derivatives during the fiscal quarter that meaningfully affected performance.

Holdings Insights

The investment-grade corporate bond exposure within the Fund was the strongest contributor to absolute performance over the six-month period. As previously mentioned, the Fund’s underweight exposure to investment grade corporate bonds detracted from Fund performance, but the Sub-Adviser’s security selection more than made up for the underweight. This includes the Boeing Company 5.93% Due 05/01/2060 (097023CX1) (holding weight*: 0.15 percent). The Boeing Company bond provided strong excess returns as spreads tightened and as the vaccinations rollout picked up steam. Optimism was also boosted by the company’s 737 Max returning as well as several smaller orders, an indication that business prospects are improving. Over the fiscal six-month period, this credit increased 11.9 percent. The Fund also received strong positive contributions from the corporate high-yield exposure. The Alliance Resource Finance Corporation 7.5% Due 05/01/2025 (01879NAA3) (holding weight*: 0.07 percent), a natural resources company, rose 39.7 over the first half of the fiscal year. The company continued to generate significant cash flows and deployed capital toward debt reduction. Another contributor from the corporate high-yield exposure was Patterson-UTI Energy Inc. 5.15% Due 11/15/2029 (703481AC5) (holding weight*: 0.09 percent), a leading provider of oilfield services and products, as it added 31.4 percent. This credit benefited from the rally in energy prices which accelerated the pace of rig reactivations.

Investment-grade bonds were also some of the largest detractors from Fund performance over the fiscal six-month period. As a result of spiking interest rates, the duration sensitive T-Mobile USA Inc. 3.875% Due 04/15/2030 (87264ABE4) (holding weight*: 0.25 percent) and American Electric Power Company Inc. 2.3% Due 03/01/2030 (025537AN1) (holding weight*: 0.21 percent) were two of the largest investment-grade detractors from performance. Over the fiscal six-month period, these credits declined 1.3 percent and 3.1 percent, respectively. Another investment grade corporate bond that detracted from positive Fund performance was Leidos Inc. 2.3% Due 02/15/2031 (52532XAG0) (holding weight*: 0.19 percent), an information technology company. This credit declined 2.6 percent in reaction to a disappointing earnings report as well as an acquisition that will slow the company’s deleveraging process. Exposures within the emerging market debt exposure also detracted from Fund performance. Since being added to the Fund in January, the Turkey Government International Bond 5.875% Due 06/26/2031 (900123DC1) (holding weight*: 0.32 percent) declined 5.1 percent. This credit sold off as President Erdogan replaced the governor of the central bank for the second time in 6 months, adding to policy uncertainty and questioning the independent of the Central Bank of Turkey.

Sub-Adviser Outlook

The Sub-Adviser believes that bond sector positioning and security selection will continue to be meaningful drivers of performance, as some bond sectors appear far less attractive regarding fundamentals, and valuations have continued to move back towards what the Sub-Adviser considers fair value after their significant decline in 2020. The Sub-Adviser is adamant that avoiding the losers will be key. Despite the tighter relative spreads, the Sub-Adviser is constructive on the macroeconomic backdrop given the continued support from central banks around the globe and the continued progress towards the rollout of the vaccine and subsequent reopening of the economy.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/21

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2021

			Annualized	Annualized
	Six Month	One Year	Five Years	Ten Years
Class N	0.05%	4.83%	3.22%	3.14%
Class A with load of 4.50%	(4.50)%	(0.03)%	2.03%	2.42%
Class A without load	0.00%	4.65%	2.98%	2.89%
Class C	(0.25)%	4.07%	2.45%	2.37%
Bloomberg Barclays US Aggregate Bond Index	(1.52)%	(0.27)%	3.19%	3.39%
Morningstar Intermediate Core Plus Bond Category	0.48%	4.65%	3.79%	3.74%

(a)	Total Returns are calculated based on traded NAVs.

The Bloomberg Barclays US Aggregate Bond Index is an unmanaged index which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities). Investors cannot invest directly in an index or benchmark.

The Morningstar Intermediate Core Plus Bond Category is generally representative of intermediate-term bond mutual funds that primarily invest in corporate and other investment-grade U.S. fixed-income securities and typically have durations of 3.5 to 6.0 years. Funds in this category also invest in high-yield and foreign bonds.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.24% for Class N, 1.99% for Class C and 1.49% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited)

April 30, 2021

Shares					Fair Value
	EXCHANGE-TRADED FUNDS — 0.5%
	FIXED INCOME - 0.5%
7,375	VanEck Vectors High Yield Muni ETF(g) (Cost $462,043)				$462,265

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 30.0%
	AUTO LOAN — 5.5%
3,129	American Credit Acceptance Receivables Trust(a)		3.7500	10/15/24	3,142
118,051	American Credit Acceptance Receivables Trust(a)		3.1700	06/12/25	119,424
170,000	American Credit Acceptance Receivables Trust(a)		1.7700	12/14/26	173,037
280,000	American Credit Acceptance Receivables Trust(a)		0.9700	07/13/27	280,538
230,000	AmeriCredit Automobile Receivables Trust		1.0600	08/18/26	231,761
135,000	Americredit Automobile Receivables Trust 2018-1 Series 2018-1 D		3.8200	03/18/24	140,985
150,000	Avis Budget Rental Car Funding AESOP, LLC(a)		3.0700	09/20/23	154,673
155,000	Avis Budget Rental Car Funding AESOP, LLC(a)		2.3600	03/20/26	162,095
160,000	Capital Auto Receivables Asset Trust 2017-1(a)		2.7000	09/20/22	160,757
140,000	Carmax Auto Owner Trust 2019-1		3.7400	01/15/25	147,447
145,000	Carvana Auto Receivables Trust 2019-1(a)		3.8800	10/15/24	150,784
185,000	Carvana Auto Receivables Trust 2019-3(a)		2.7100	10/15/24	189,560
175,000	Carvana Auto Receivables Trust 2019-3 Series 2019-3A Class D(a)		3.0400	04/15/25	181,845
265,000	Carvana Auto Receivables Trust 2021-N1		1.3000	01/10/28	265,186
280,000	Credito Real USA Auto Receivables Trust 2021-1 Series 2021-1 A(a)		1.3500	02/16/27	279,983
135,000	Drive Auto Receivables Trust 2019-4		2.5100	11/17/25	137,437
109,664	DT Auto Owner Trust 2019-1(a)		3.6100	11/15/24	110,862
150,000	First Investors Auto Owner Trust 2019-1(a)		3.2600	03/17/25	154,083
180,000	Flagship Credit Auto Trust 2020-4(a)		1.2800	02/16/27	181,289
185,000	GLS Auto Receivables Issuer Trust 2019-4 Series 2019-4A Class C(a)		3.0600	08/15/25	192,378
190,000	GLS Auto Receivables Issuer Trust 2020-1(a)		2.4300	11/15/24	194,553
16,425	Hertz Vehicle Financing II, L.P.(a)		2.6700	09/25/21	16,505
125,000	OneMain Direct Auto Receivables Trust 2018-1(a)		3.8500	10/14/25	127,208
205,000	Prestige Auto Receivables Trust 2020-1(a)		1.3100	11/16/26	207,004
345,000	Santander Drive Auto Receivables Trust 2020-4		1.0100	01/15/26	347,408
275,000	United Auto Credit Securitization Trust(a)		0.8400	06/10/26	274,939
100,000	United Auto Credit Securitization Trust 2020-1 Series 2020-1 C(a)		2.1500	02/10/25	101,205
155,000	Veros Automobile Receivables Trust 2020-1 Series B 2020-1(a)		2.1900	06/16/25	156,418

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 30.0% (Continued)
	AUTO LOAN — 5.5% (Continued)
73,227	Westlake Automobile Receivables Trust 2018-3(a)		3.6100	10/16/23	$73,597
170,000	Westlake Automobile Receivables Trust 2020-3(a)		1.2400	11/17/25	171,677
					5,087,780
	COLLATERALIZED MORTGAGE OBLIGATIONS — 9.1%
87,087	Angel Oak Mortgage Trust 2019-3(a),(f)		2.9300	05/25/59	87,690
345,724	Angel Oak Mortgage Trust 2020-R1(a),(f)		1.2470	12/26/24	347,615
227,982	Arroyo Mortgage Trust 2019-1 Series 2019-1 Class A1(a),(f)		3.8050	01/25/49	233,074
111,283	Arroyo Mortgage Trust 2019-2 Series 2019-2 Class A1(a),(f)		3.3470	04/25/49	114,036
26,316	Banc of America Funding 2005-1 Trust		5.5000	02/25/35	27,221
203,627	Bunker Hill Loan Depositary Trust 2019-2(a),(b)		2.8790	07/25/49	208,585
46,758	Chase Mortgage Finance Corporation(a),(f)		3.7500	02/25/44	48,754
73,187	Chase Mortgage Finance Corporation(a),(f)		3.7500	04/25/45	74,757
62,941	Citigroup Mortgage Loan Trust 2019-IMC1(a),(f)		2.7200	07/25/49	64,088
33,977	Citigroup Mortgage Loan Trust, Inc.		6.7500	08/25/34	37,251
183,482	COLT 2020-RPL1 Trust(a),(f)		1.3900	01/25/65	182,664
230,000	COLT Funding, LLC(a),(f)		1.0510	12/25/64	229,997
73,114	CSMC 2020-NQM1 Trust(a),(b)		1.2080	05/25/65	73,580
229,680	CSMC 2020-RPL4 Trust(a),(f)		2.0000	01/25/60	236,298
11,797	Deephaven Residential Mortgage Trust 2017-2(a),(f)		2.4530	06/25/47	11,804
60,723	Ellington Financial Mortgage Trust 2019-2(a),(f)		3.0460	11/25/59	61,954
59,185	Flagstar Mortgage Trust 2017-1(a),(f)		3.5000	03/25/47	60,103
41,097	Galton Funding Mortgage Trust 2017-1(a),(f)		3.5000	11/25/57	42,466
12,009	Galton Funding Mortgage Trust 2018-2(a),(f)		4.5000	10/25/58	12,126
43,699	Galton Funding Mortgage Trust 2019-H1(a),(f)		2.6570	10/25/59	44,568
92,795	Galton Funding Mortgage Trust 2020-H1(a),(f)		2.3100	01/25/60	94,714
142,456	GCAT 2019-NQM1, LLC(a),(b)		2.9850	02/25/59	143,267
305,000	GCT Commercial Mortgage Trust 2021-GCT(a),(c)	US0001M + 0.800%	0.9150	02/15/23	305,675
195,202	GS Mortgage-Backed Securities Trust 2020-NQM1(a),(f)		2.3520	09/27/60	198,742
190,000	Homeward Opportunities Fund I Trust 2018-2(a),(f)		3.9850	11/25/58	193,934
76,266	Homeward Opportunities Fund I Trust 2019-1(a),(f)		3.4540	01/25/59	77,151
35,756	JP Morgan Mortgage Trust 2005-A5 (f)		2.7370	08/25/35	37,187
124,423	JP Morgan Mortgage Trust 2017-5(a),(f)		3.1070	12/15/47	128,227
56,615	LHOME Mortgage Trust 2019-RTL1(a),(b),(f)		4.5800	10/25/23	56,861
220,000	LHOME Mortgage Trust 2021-RTL1(a)		2.0900	09/25/26	220,354

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 30.0% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 9.1% (Continued)
28,799	MASTR Alternative Loan Trust 2004-4		5.5000	04/25/34	$29,696
100,000	METLIFE S.E.CURITIZATION TRUST(a),(f)		3.5350	04/25/55	106,335
85,454	METLIFE S.E.CURITIZATION TRUST 2019-1(a)		3.7500	04/25/58	88,475
199,632	Mill City Mortgage Loan Trust 2019-1(a),(f)		3.5000	10/25/69	212,516
247,631	New Residential Mortgage Loan Trust 2014-3(a),(f)		3.7500	11/25/54	265,342
65,333	New Residential Mortgage Loan Trust 2016-4(a),(f)		3.7500	11/25/56	69,748
361,769	New Residential Mortgage Loan Trust 2017-2(a),(f)		4.0000	03/25/57	388,342
136,661	New Residential Mortgage Loan Trust 2018-1(a),(f)		4.0000	12/25/57	146,606
642,874	New Residential Mortgage Loan Trust 2020-1(a),(f)		3.5000	10/25/59	681,844
35,917	OBX 2018-EXP2 Trust(a),(f)		4.0000	11/25/48	36,329
52,735	OBX 2019-INV1 Trust(a),(f)		4.5000	11/25/48	54,790
130,691	OBX 2021-NQM1 Trust(a),(f)		1.0720	02/25/66	131,829
60,070	Provident Funding Mortgage Loan Trust 2019-1 A2(a),(f)		3.0000	12/25/49	60,885
180,000	Provident Funding Mortgage Warehouse(a),(c)	US0001M + 1.150%	1.2560	02/25/55	180,654
274,557	PRPM 2020-3, LLC(a),(b)		2.8570	09/25/25	276,348
275,239	PRPM 2021-2, LLC(a),(f)		2.1150	03/25/26	276,095
150,234	RCKT Mortgage Trust 2020-1(a),(f)		3.0000	02/25/50	153,262
78,755	Residential Mortgage Loan Trust 2019-2(a),(f)		2.9130	05/25/59	80,264
253,740	Residential Mortgage Loan Trust 2020-1(a),(f)		2.3760	02/25/24	258,168
284,385	Starwood Mortgage Residential Trust 2020-1(a),(f)		2.2750	02/25/50	288,560
101,139	Starwood Mortgage Residential Trust 2020-2(a),(f)		2.7180	04/25/60	102,892
87,374	Starwood Mortgage Residential Trust 2020-3(a),(f)		1.4860	04/25/65	88,460
158,343	Towd Point HE Trust 2019-HE1(a),(c)	US0001M + 0.900%	1.0060	04/25/48	158,655
221,055	Verus Securitization Trust 2019-2(a),(f)		3.2110	05/25/49	221,752
195,115	Verus Securitization Trust 2019-INV2(a),(f)		2.9130	07/25/59	199,067
140,804	Verus Securitization Trust 2020-1(a),(b)		2.4170	01/25/60	143,016
61,900	Wells Fargo Mortgage Backed Securities 2020-4(a),(f)		3.0000	07/25/50	63,610
					8,418,283
	CREDIT CARD — 1.0%
305,000	Fair Square Issuance Trust Series 2020-AA A(a)		2.9000	09/20/24	308,227
200,000	Genesis Private Label Amortizing Trust 2020-1(a)		2.8300	07/20/30	200,921
410,000	Genesis Sales Finance Master Trust(a)		1.6500	09/22/25	413,371
					922,519

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 30.0% (Continued)
	HOME EQUITY — 0.0%(d)
20,673	NovaStar Mortgage Funding Trust Series 2004-4(c)	US0001M + 1.725%	1.8311	03/25/35	$20,779

	MANUFACTURED HOUSING — 0.1%
90,503	Towd Point Mortgage Trust 2019-MH1(a)		3.0000	11/25/58	92,372

	NON AGENCY CMBS — 1.9%
244,602	Angel Oak SB Commercial Mortgage Trust 2020-SBC1(a),(f)		2.0680	05/25/50	245,342
90,000	BPR Trust(a),(c)	US0001M + 1.250%	1.3650	02/15/29	90,096
130,000	BX Trust 2019-OC11 Series 2019-OC11 D(a),(f)		4.0750	12/09/41	137,415
233,614	CHC Commercial Mortgage Trust 2019 - CHC(a),(c)	US0001M + 1.120%	1.2350	06/15/34	232,669
130,000	Citigroup Commercial Mortgage Trust 2015-GC27		2.8780	02/10/48	135,917
205,000	CSMC 2019-ICE4(a),(c)	US0001M + 0.980%	1.0950	05/15/36	205,650
106,432	Exantas Capital Corporation(a),(c)	US0001M + 1.150%	1.2660	03/15/35	106,591
252,000	GS Mortgage Securities Corp Trust 2012-ALOHA(a)		3.5510	04/10/22	255,870
135,000	GS Mortgage Securities Trust 2020-GC45 (f)		3.1730	02/13/53	143,689
185,000	Hilton USA Trust 2016-SFP(a)		3.3230	11/05/35	185,660
62,000	WFRBS Commercial Mortgage Trust 2014-C24		3.9310	11/15/47	65,816
					1,804,715
	OTHER ABS — 6.6%
230,000	American Homes 4 Rent 2014-SFR2 Trust(a)		4.7050	10/17/36	247,258
280,201	American Homes 4 Rent 2015-SFR1 Series 2015-SFR1 A(a)		3.4670	04/17/52	299,734
220,000	American Homes 4 Rent 2015-SFR2 Trust(a)		4.6910	10/17/45	242,928
314,698	AMSR 2020-SFR1 Trust(a)		1.8190	04/17/25	320,252
175,000	AMSR 2020-SFR1 Trust(a)		2.1200	04/17/37	177,888
250,000	AMSR 2020-SFR2 Trust(a)		2.5330	07/17/37	255,540
100,000	AMSR 2020-SFR2 Trust(a)		3.2820	07/17/37	103,322
50,252	Amur Equipment Finance Receivables VI, LLC(a)		3.8900	07/20/22	51,036
274,623	Aqua Finance Trust 2019-A(a)		3.1400	07/16/40	281,880
180,000	Aqua Finance Trust 2019-A(a)		4.0100	07/16/40	190,663
91,772	BRE Grand Islander Timeshare Issuer 2019-A, LLC(a)		3.2800	09/26/33	96,249
100,000	CCG Receivables Trust 2019-2(a)		2.5500	03/15/27	103,035
220,000	CCG Receivables Trust 2021-1(a)		0.8400	06/14/27	219,185
109,754	CF Hippolyta, LLC(a)		1.6900	07/15/60	111,368
175,000	Consumer Loan Underlying Bond CLUB Credit Trust(a)		2.9200	03/15/28	178,009

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 30.0% (Continued)
	OTHER ABS — 6.6% (Continued)
200,827	CoreVest American Finance 2018-2 Trust(a)		4.0260	11/15/52	$214,733
100,000	Corevest American Finance 2019-3 Trust(a)		3.2650	10/15/52	103,501
151,277	Corevest American Finance 2020-1 Trust Series 2020-1 A1(a)		1.8320	03/15/50	154,184
226,615	Corevest American Finance 2020-4 Trust(a)		1.1740	12/15/52	224,630
39,217	Diamond Resorts Owner Trust(a)		3.2700	10/22/29	39,948
375,000	FirstKey Homes 2020-SFR2 Trust(a)		1.5670	10/19/37	373,235
65,422	Foundation Finance Trust 2019-1(a)		3.8600	11/15/34	67,683
170,266	HIN Timeshare Trust 2020-A Series C 20-A(a)		3.4200	10/09/39	177,082
130,000	Jersey Mike’s Funding(a)		4.4330	02/15/50	139,165
96,005	LL A.B.S Trust 2020-1 Series 2020-1A A(a)		2.3300	07/15/22	96,717
43,708	Marlette Funding Trust 2019-4(a)		2.3900	12/17/29	44,019
138,621	MVW 2020-1, LLC(a)		1.7400	10/20/37	141,378
28,549	MVW Owner Trust 2016-1(a)		2.2500	12/20/33	28,873
42,376	Octane Receivables Trust 2019-1 Series 2019-1A A(a)		3.1600	09/20/23	42,822
138,968	Octane Receivables Trust 2020-1 Series 2020-1A A(a)		1.7100	02/20/25	140,237
85,504	Orange Lake Timeshare Trust 2019-A(a)		3.3600	04/09/38	88,772
275,000	Purchasing Power Funding 2021-A, LLC Series 2021-A A(a)		1.5700	10/15/25	275,741
265,000	Regional Management Issuance Trust 2021-1(a)		1.6800	03/17/31	264,484
128,434	Sierra Timeshare 2020-2 Receivables Funding, LLC(a)		2.3200	07/20/37	131,015
11,896	Sofi Consumer Loan Program 2017-5, LLC(a)		2.7800	09/25/26	11,951
98,358	Tricon American Homes 2017-SFR1 Trust(a)		2.7160	09/17/22	99,179
100,000	Tricon American Homes 2020-SFR2 Trust(a)		2.2810	11/17/27	98,354
15,714	TRIP Rail Master Funding, LLC Series 2017-1A Class A1(a)		2.7090	08/15/47	15,741
219,618	VSE 2016-A VOI Mortgage, LLC(a)		2.5400	07/20/33	220,938
42,745	VSE 2017-A VOI Mortgage, LLC(a)		2.3300	03/20/35	43,610
					6,116,339
	RESIDENTIAL MORTGAGE — 5.7%
142,799	Ajax Mortgage Loan Trust 2019-D(a),(b)		2.9560	09/25/65	144,573
213,767	AJAX Mortgage Loan Trust(a),(f)		1.0650	09/25/65	211,670
100,000	Bayview Opportunity Master Fund IVa Trust(a),(f)		4.0000	06/28/57	106,691
38,792	Bayview Opportunity Master Fund IVa Trust 2017-RT1(a),(f)		3.0000	03/28/57	39,444
230,702	MFA 2021-NQM1 Trust(a),(f)		1.1530	04/25/65	230,980
100,000	Mill City Mortgage Loan Trust 2017-1 Series 2017-1 M2(a),(f)		3.2500	11/25/58	106,461
80,000	NewRez Warehouse Securitization Trust 2021-1(a),(c)	US0001M + 1.050%	0.0000	05/25/55	80,000

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 30.0% (Continued)
	RESIDENTIAL MORTGAGE — 5.7% (Continued)
453,740	Pretium Mortgage Credit Partners I 2020-NPL3, LLC(a),(b)		3.1050	06/27/60	$458,660
246,118	Pretium Mortgage Credit Partners, LLC(a),(b)		2.2390	09/27/60	246,317
265,000	Progress Residential 2021-SFR3(a)		2.2880	05/17/26	265,072
220,000	Progress Residential Trust(a)		2.1970	04/19/38	219,305
149,075	PRPM 2020-1, LLC(a),(b)		2.9810	02/25/25	149,872
129,814	RCO V Mortgage, LLC 2019-2(a),(b)		3.4750	11/25/24	130,189
345,000	Towd Point Mortgage Trust 2016-3(a),(f)		3.5000	04/25/56	364,267
135,000	Towd Point Mortgage Trust 2016-4(a),(f)		3.8640	07/25/56	147,155
115,000	Towd Point Mortgage Trust 2017-1(a),(f)		3.7500	10/25/56	122,338
200,000	Towd Point Mortgage Trust 2017-4(a),(f)		3.0000	06/25/57	211,530
152,882	Towd Point Mortgage Trust 2018-4 Series 2018-4 Class A1(a),(f)		3.0000	06/25/58	158,864
300,000	Towd Point Mortgage Trust 2018-6(a),(f)		3.7500	03/25/58	324,911
140,000	Towd Point Mortgage Trust 2018-6(a),(f)		3.7500	03/25/58	150,831
3,176	Towd Point Mortgage Trust 2018-SJ1(a),(f)		4.0000	10/25/58	3,174
255,000	Towd Point Mortgage Trust 2019-2(a),(f)		3.7500	12/25/58	275,913
235,000	Towd Point Mortgage Trust 2019-4(a),(f)		3.2500	10/25/59	251,294
97,236	VCAT 2020-NPL1, LLC(a),(b)		3.6710	08/25/50	98,325
130,000	VCAT 2021-NPL1, LLC(a),(b)		4.8260	12/26/50	130,068
96,727	VCAT 2021-NPL2, LLC(a),(b)		2.1150	03/27/51	96,794
167,287	Vericrest Opportunity Loan Transferee(a),(b)		2.1160	04/25/51	167,466
140,000	VOLT C, LLC(a),(b)		1.9920	05/25/51	140,118
208,844	VOLT XCII, LLC(a),(b)		1.8920	02/27/51	209,073
					5,241,355
	STUDENT LOANS — 0.1%
135,176	Commonbond Student Loan Trust 2020-1(a)		1.6900	10/25/51	135,852

	WHOLE BUSINESS — 0.0%(d)
18,191	Small Business Lending Trust 2019-A Series 2019-A A(a)		2.8500	07/15/26	18,174

	TOTAL ASSET BACKED SECURITIES (Cost $27,590,382)				27,858,168

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 31.8%
	AEROSPACE & DEFENSE — 0.7%
90,000	Boeing Company (The)		5.1500	05/01/30	$104,709
108,000	Boeing Company (The)		5.9300	05/01/60	141,009
120,000	Howmet Aerospace, Inc.		6.8750	05/01/25	139,350
135,000	Spirit AeroSystems, Inc.(a)		5.5000	01/15/25	142,932
135,000	TransDigm, Inc.		5.5000	11/15/27	140,669
					668,669
	APPAREL & TEXTILE PRODUCTS — 0.4%
145,000	Crocs, Inc.(a)		4.2500	03/15/29	147,578
175,000	Hanesbrands, Inc.(a)		5.3750	05/15/25	184,406
75,000	Under Armour, Inc. (g)		3.2500	06/15/26	76,313
					408,297
	ASSET MANAGEMENT — 1.6%
190,000	Ares Finance Co LLC(a)		4.0000	10/08/24	204,818
165,000	Brightsphere Investment Group, Inc.		4.8000	07/27/26	180,238
195,000	Charles Schwab Corporation (The) (c)	H15T10Y + 3.079%	4.0000	03/01/69	197,769
155,000	Citadel, L.P.(a)		4.8750	01/15/27	164,407
250,000	Drawbridge Special Opportunities Fund, L.P. (a), (g)		3.8750	02/15/26	257,641
170,000	Icahn Enterprises, L.P. / Icahn Enterprises		6.2500	05/15/26	179,486
250,000	UBS A.G. (g)		7.6250	08/17/22	271,833
					1,456,192
	AUTOMOTIVE — 0.8%
125,000	American Axle & Manufacturing, Inc. (g)		6.5000	04/01/27	132,188
188,000	Ford Motor Company (g)		9.0000	04/22/25	229,860
200,000	Nissan Motor Company Ltd.(a)		4.8100	09/17/30	222,177
160,000	Tenneco, Inc.(a)		5.1250	04/15/29	159,000
					743,225
	BANKING — 5.5%
160,000	Bank of America Corporation(c)	US0003M + 0.770%	0.9650	02/05/26	161,169
715,000	Bank of America Corporation(c)	SOFRRATE + 1.320%	2.6870	04/22/32	723,086
200,000	BBVA Bancomer S.A.(a), (c)	H15T5Y + 2.650%	5.1250	01/18/33	208,021
300,000	Citigroup, Inc.		4.0500	07/30/22	313,262
325,000	Citigroup, Inc.(c)	US0003M + 1.250%	1.4520	07/01/26	333,393
95,000	Citigroup, Inc.		3.2000	10/21/26	102,832

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 31.8% (Continued)
	BANKING — 5.5% (Continued)
360,000	Discover Bank (c)	USSW5 + 1.730%	4.6820	08/09/28	$383,693
199,000	Fifth Third Bancorp(c), (g)	H15T5Y + 4.215%	4.5000	09/30/68	212,681
410,000	JPMorgan Chase & Company(c)	SOFRRATE + 1.250%	2.5800	04/22/32	411,733
47,000	JPMorgan Chase & Company Series HH (c)	SOFRRATE + 3.125%	4.6000	08/01/68	48,528
155,000	KeyCorporation (c)	US0003M + 3.606%	5.0000	12/29/49	173,957
133,000	Santander Holdings USA, Inc.		3.7000	03/28/22	136,447
65,000	Santander Holdings USA, Inc.		4.4000	07/13/27	72,385
200,000	Societe Generale S.A.(a)		4.7500	11/24/25	222,761
70,000	Synovus Financial Corporation (c)	USSW5 + 3.379%	5.9000	02/07/29	75,369
263,000	Texas Capital Bancshares, Inc. (c)	H15T5Y + 3.150%	4.0000	05/06/31	265,301
195,000	Toronto-Dominion Bank (The) (c), (g)	USSW5 + 2.205%	3.6250	09/15/31	215,652
185,000	Truist Financial Corporation (c)	H15T10Y + 4.349%	5.1000	03/01/69	206,288
435,000	Wells Fargo & Company (c), (g)	SOFRRATE + 2.100%	2.3930	06/02/28	447,899
330,000	Wells Fargo & Company (c), (g)	H15T5Y + 3.453%	3.9000	03/15/69	337,598
					5,052,055
	BEVERAGES — 0.4%
180,000	Anheuser-Busch InBev Worldwide, Inc. (g)		4.0000	04/13/28	202,174
40,000	Anheuser-Busch InBev Worldwide, Inc.		4.7500	01/23/29	46,957
100,000	Bacardi Ltd.(a)		4.7000	05/15/28	115,186
					364,317
	BIOTECH & PHARMA — 0.5%
50,000	Bausch Health Companies, Inc.(a)		5.7500	08/15/27	53,738
180,000	Mylan N.V.		3.9500	06/15/26	198,825
50,000	Par Pharmaceutical, Inc.(a)		7.5000	04/01/27	52,688
125,000	Teva Pharmaceutical Finance Netherlands III BV (g)		3.1500	10/01/26	117,656
					422,907
	CABLE & SATELLITE — 0.5%
40,000	CCO Holdings, LLC / CCO Holdings Capital(a)		4.7500	03/01/30	41,800
45,000	CCO Holdings, LLC / CCO Holdings Capital(a)		4.5000	08/15/30	45,839
135,000	DISH DBS Corporation		5.0000	03/15/23	141,463
20,000	Radiate Holdco, LLC / Radiate Finance, Inc.(a)		4.5000	09/15/26	20,395
200,000	UPC Broadband Finco BV(a)		4.8750	07/15/31	199,543

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 31.8% (Continued)
					$449,040
	CHEMICALS — 0.5%
190,000	Celanese US Holdings, LLC		3.5000	05/08/24	204,264
125,000	Chemours Co/The(a)		5.7500	11/15/28	132,958
165,000	Nutrition & Biosciences, Inc.(a)		2.3000	11/01/30	160,821
					498,043
	COMMERCIAL SUPPORT SERVICES — 0.4%
50,000	Aramark Services, Inc.(a) (g)		6.3750	05/01/25	53,250
190,000	Block Financial, LLC B		3.8750	08/15/30	202,111
135,000	GFL Environmental, Inc.(a)		3.7500	08/01/25	137,620
					392,981
	CONSUMER SERVICES — 0.0%(d)
30,000	Carriage Services, Inc.(a)		4.2500	05/15/29	29,963

	CONTAINERS & PACKAGING — 0.2%
200,000	Ardagh Packaging Finance plc / Ardagh Holdings(a)		4.1250	08/15/26	206,000

	DIVERSIFIED INDUSTRIALS — 0.2%
181,000	General Electric Company Series D (c)	US0003M + 3.330%	3.5140	06/15/69	172,288

	ELEC & GAS MARKETING & TRADING — 0.2%
200,000	Southern Power Company		4.1500	12/01/25	223,933

	ELECTRIC UTILITIES — 0.7%
205,000	American Electric Power Company, Inc.		2.3000	03/01/30	202,393
120,000	DPL, Inc.		4.3500	04/15/29	130,300
130,000	Exelon Corporation		3.4970	06/01/22	133,950
116,000	FirstEnergy Transmission, LLC(a)		2.8660	09/15/28	119,055
60,000	Talen Energy Supply, LLC(a)		6.6250	01/15/28	60,476
					646,174
	ELECTRICAL EQUIPMENT — 0.2%
187,000	Vontier Corporation(a)		2.9500	04/01/31	184,350

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 31.8% (Continued)
	ENGINEERING & CONSTRUCTION — 0.1%
70,000	Dycom Industries, Inc.(a)		4.5000	04/15/29	$71,138

	ENTERTAINMENT CONTENT — 0.1%
55,000	Diamond Sports Group, LLC / Diamond Sports Finance(a)		5.3750	08/15/26	40,219
30,000	Diamond Sports Group, LLC / Diamond Sports Finance(a)		6.6250	08/15/27	16,322
					56,541
	FOOD — 0.1%
115,000	Post Holdings, Inc.(a)		4.5000	09/15/31	114,316

	FORESTRY, PAPER & WOOD PRODUCTS — 0.3%
145,000	Louisiana-Pacific Corporation(a)		3.6250	03/15/29	145,544
145,000	Resolute Forest Products, Inc.(a)		4.8750	03/01/26	148,081
					293,625
	GAS & WATER UTILITIES — 0.1%
70,000	National Fuel Gas Company		2.9500	03/01/31	68,383

	HEALTH CARE FACILITIES & SERVICES — 1.2%
150,000	Anthem, Inc.		2.8750	09/15/29	156,692
45,000	Centene Corporation		4.6250	12/15/29	48,878
170,000	Centene Corporation		2.5000	03/01/31	162,075
45,000	Charles River Laboratories International, Inc.(a)		4.0000	03/15/31	46,469
175,000	DaVita, Inc.(a)		4.6250	06/01/30	177,406
125,000	HCA, Inc. (g)		5.2500	06/15/49	154,217
85,000	Jaguar Holding Company II / PPD Development, L.P.(a)		5.0000	06/15/28	92,799
80,000	Legacy LifePoint Health, LLC(a)		4.3750	02/15/27	80,102
10,000	Prime Healthcare Services, Inc.(a)		7.2500	11/01/25	10,772
15,000	Tenet Healthcare Corporation(a), (g)		7.5000	04/01/25	16,181
50,000	Tenet Healthcare Corporation(a)		5.1250	11/01/27	52,503
161,000	Universal Health Services, Inc.(a)		2.6500	10/15/30	156,914
					1,155,008
	HOME CONSTRUCTION — 0.3%
105,000	M/I Homes, Inc.		4.9500	02/01/28	110,610
125,000	PulteGroup, Inc.		6.3750	05/15/33	161,912
					272,522

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 31.8% (Continued)
	INDUSTRIAL SUPPORT SERVICES — 0.2%
200,000	Ashtead Capital, Inc.(a)		4.3750	08/15/27	$210,000

	INSTITUTIONAL FINANCIAL SERVICES — 1.8%
160,000	Bank of New York Mellon Corporation (The) (c)	H15T5Y + 4.358%	4.7000	09/20/68	176,800
310,000	Brookfield Finance, Inc.		4.2500	06/02/26	348,790
295,000	Goldman Sachs Group, Inc. (The)		4.2500	10/21/25	330,552
115,000	Jefferies Financial Group, Inc.		5.5000	10/18/23	124,476
120,000	Jefferies Group, LLC / Jefferies Group Capital		4.8500	01/15/27	138,852
285,000	Morgan Stanley (g)		3.1250	07/27/26	308,891
175,000	Morgan Stanley		6.3750	07/24/42	260,564
					1,688,925
	INSURANCE — 2.2%
150,000	Allstate Corporation (The) (c), (g)	US0003M + 2.938%	5.7500	08/15/53	161,213
185,000	Ascot Group Ltd.(a)		4.2500	12/15/30	195,064
220,000	Athene Global Funding(a)		2.4500	08/20/27	223,832
120,000	Brighthouse Financial, Inc.		5.6250	05/15/30	143,479
150,000	Fairfax Financial Holdings Ltd. B		4.8500	04/17/28	169,021
90,000	Liberty Mutual Group, Inc.(a)		4.2500	06/15/23	96,992
150,000	Liberty Mutual Group, Inc.(a)		4.5690	02/01/29	174,144
225,000	Lincoln National Corporation (c)	US0003M + 2.040%	2.2280	04/20/67	185,484
160,000	MetLife, Inc. (c)	H15T5Y + 3.576%	3.8500	03/15/69	168,800
76,000	MetLife, Inc. (c)	US0003M + 2.959%	5.8750	09/15/66	87,628
70,000	Prudential Financial, Inc. (c)	US0003M + 4.175%	5.8750	09/15/42	74,178
230,000	Prudential Financial, Inc. (c)	US0003M + 3.920%	5.6250	06/15/43	249,499
60,000	Trinity Acquisition plc		4.4000	03/15/26	67,868
					1,997,202
	INTERNET MEDIA & SERVICES — 0.1%
100,000	TripAdvisor, Inc.(a)		7.0000	07/15/25	108,125

	LEISURE FACILITIES & SERVICES — 0.6%
25,000	Caesars Entertainment, Inc.(a)		6.2500	07/01/25	26,611
45,000	Gateway Casinos & Entertainment Ltd.(a)		8.2500	03/01/24	43,313
200,000	International Game Technology plc(a), (g)		4.1250	04/15/26	206,331
24,000	Marriott International, Inc.		2.8500	04/15/31	23,863

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 31.8% (Continued)
	LEISURE FACILITIES & SERVICES — 0.6% (Continued)
95,000	Marriott Ownership Resorts, Inc.		4.7500	01/15/28	$96,466
80,000	Scientific Games International, Inc.(a), (g)		5.0000	10/15/25	82,747
50,000	Scientific Games International, Inc.(a)		8.2500	03/15/26	53,938
20,000	Scientific Games International, Inc.(a)		7.0000	05/15/28	21,553
					554,822
	MACHINERY — 0.2%
165,000	Stanley Black & Decker, Inc. (c)	H15T5Y + 2.657%	4.0000	03/15/60	175,775

	MEDICAL EQUIPMENT & DEVICES — 0.1%
108,000	Illumina, Inc.		2.5500	03/23/31	107,188

	METALS & MINING — 0.9%
70,000	Alliance Resource Operating Partners, L.P. /(a)		7.5000	05/01/25	66,325
160,000	Cleveland-Cliffs, Inc.(a)		6.7500	03/15/26	173,800
135,000	Freeport-McMoRan, Inc.		5.4500	03/15/43	164,828
160,000	Glencore Funding, LLC(a), (g)		1.6250	09/01/25	161,061
145,000	Teck Resources Ltd.		6.1250	10/01/35	180,478
					746,492
	OIL & GAS PRODUCERS — 2.5%
150,000	Aker BP ASA(a)		2.8750	01/15/26	155,743
155,000	Boardwalk Pipelines, L.P. B		4.9500	12/15/24	174,174
45,000	Cheniere Energy, Inc.(a)		4.6250	10/15/28	46,976
135,000	Chesapeake Escrow Issuer, LLC(a)		5.5000	02/01/26	142,594
75,000	CrownRock, L.P. / CrownRock Finance, Inc.(a)		5.6250	10/15/25	77,719
10,000	CrownRock, L.P. / CrownRock Finance, Inc.(a)		5.0000	05/01/29	10,253
15,000	EQM Midstream Partners, L.P.(a)		6.0000	07/01/25	16,406
20,000	EQM Midstream Partners, L.P.(a)		6.5000	07/01/27	22,110
35,000	EQM Midstream Partners, L.P.(a)		4.7500	01/15/31	34,692
165,000	HollyFrontier Corporation(g)		5.8750	04/01/26	189,518
70,000	Indigo Natural Resources, LLC(a)		5.3750	02/01/29	69,563
160,000	Kinder Morgan, Inc. (g)		4.3000	06/01/25	178,628
45,000	Kinder Morgan, Inc.		7.7500	01/15/32	63,486
5,000	Occidental Petroleum Corporation		5.5000	12/01/25	5,381
70,000	Parsley Energy, LLC / Parsley Finance Corporation(a)		4.1250	02/15/28	73,631

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 31.8% (Continued)
	OIL & GAS PRODUCERS — 2.5% (Continued)
200,000	Pertamina Persero PT(a)		6.4500	05/30/44	$255,817
85,000	Petroleos Mexicanos		6.5000	03/13/27	89,994
185,000	Petroleos Mexicanos		7.6900	01/23/50	178,405
200,000	Petronas Capital Ltd.(a)		3.5000	04/21/30	216,092
100,000	Sabine Pass Liquefaction, LLC		6.2500	03/15/22	103,442
65,000	Sabine Pass Liquefaction, LLC		4.2000	03/15/28	72,004
140,000	Targa Resources Partners, L.P. / Targa Resources (g)		5.8750	04/15/26	146,909
					2,323,537
	OIL & GAS SERVICES & EQUIPMENT — 0.1%
80,000	Patterson-UTI Energy, Inc.		5.1500	11/15/29	80,517
29,000	Transocean Guardian Ltd.(a)		5.8750	01/15/24	27,024
					107,541
	PUBLISHING & BROADCASTING — 0.1%
85,000	Meredith Corporation		6.8750	02/01/26	87,550

	REAL ESTATE INVESTMENT TRUSTS — 2.1%
260,000	American Assets Trust, L.P.		3.3750	02/01/31	261,264
200,000	Corporate Office Properties, L.P.		2.7500	04/15/31	197,536
220,000	EPR Properties		4.7500	12/15/26	231,303
80,000	ESH Hospitality, Inc.(a)		4.6250	10/01/27	84,903
155,000	GLP Capital, L.P. / GLP Financing II, Inc. (g)		5.7500	06/01/28	180,903
85,000	MPT Operating Partnership, L.P. / MPT Finance		5.0000	10/15/27	89,569
25,000	MPT Operating Partnership, L.P. / MPT Finance		4.6250	08/01/29	26,500
130,000	MPT Operating Partnership, L.P. / MPT Finance		3.5000	03/15/31	129,888
170,000	Office Properties Income Trust(g)		4.5000	02/01/25	182,298
105,000	Retail Opportunity Investments Partnership, L.P.		4.0000	12/15/24	111,859
225,000	Retail Properties of America, Inc.		4.7500	09/15/30	243,993
165,000	Service Properties Trust(g)		4.9500	02/15/27	162,332
					1,902,348
	RETAIL - CONSUMER STAPLES — 0.2%
85,000	Albertsons Companies Inc / Safeway Inc / New(a)		3.2500	03/15/26	85,045
105,000	Albertsons Companies Inc / Safeway Inc / New(a)		4.6250	01/15/27	109,332
15,000	Albertsons Companies Inc / Safeway Inc / New(a)		3.5000	03/15/29	14,419
					208,796

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 31.8% (Continued)
	RETAIL - DISCRETIONARY — 0.3%
185,000	American Builders & Contractors Supply Company,(a)		4.0000	01/15/28	$188,468
5,000	LCM Investments Holdings II, LLC(a)		4.8750	05/01/29	5,121
75,000	QVC, Inc.		4.3750	03/15/23	79,388
					272,977
	SEMICONDUCTORS — 0.7%
180,000	Broadcom, Inc. (g)		4.1500	11/15/30	196,845
148,000	Broadcom, Inc.(a), (g)		2.4500	02/15/31	141,223
270,000	SK Hynix, Inc.(a)		1.5000	01/19/26	267,547
					605,615
	SOFTWARE — 0.3%
265,000	Citrix Systems, Inc.		3.3000	03/01/30	276,864

	SPECIALTY FINANCE — 1.4%
150,000	AerCap Ireland Capital DAC / AerCap Global		3.6500	07/21/27	159,273
224,000	Ally Financial, Inc. (c)	H15T5Y + 3.868%	4.7000	08/15/69	227,629
145,000	Aviation Capital Group, LLC(a)		3.5000	11/01/27	150,118
125,000	Avolon Holdings Funding Ltd.(a)		4.3750	05/01/26	133,801
120,000	Capital One Financial Corporation		4.2000	10/29/25	133,759
165,000	Capital One Financial Corporation		3.7500	07/28/26	181,007
65,000	Discover Financial Services (c)	H15T5Y + 5.783%	6.1250	03/23/69	73,531
50,000	FirstCash, Inc.(a)		4.6250	09/01/28	51,443
80,000	Ladder Capital Finance Holdings LLLP / Ladder(a)		4.2500	02/01/27	78,642
70,000	OneMain Finance Corporation		6.8750	03/15/25	79,625
25,000	OneMain Finance Corporation		7.1250	03/15/26	29,250
					1,298,078
	STEEL — 0.1%
85,000	Commercial Metals Company		3.8750	02/15/31	85,116

	TECHNOLOGY HARDWARE — 1.2%
105,000	Dell International, LLC / EMC Corporation(a)		8.1000	07/15/36	155,438
94,000	Flex Ltd.		3.7500	02/01/26	102,168
240,000	Hewlett Packard Enterprise Company (g)		4.9000	10/15/25	273,762
255,000	HP, Inc.		3.4000	06/17/30	272,340
94,000	Motorola Solutions, Inc.		4.6000	02/23/28	108,066

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 31.8% (Continued)
	TECHNOLOGY HARDWARE — 1.2% (Continued)
50,000	Motorola Solutions, Inc.		4.6000	05/23/29	$57,471
100,000	NCR Corporation(a)		5.1250	04/15/29	103,000
140,000	Xerox Holdings Corporation(a)		5.5000	08/15/28	146,475
					1,218,720
	TECHNOLOGY SERVICES — 0.4%
185,000	Leidos, Inc.(a)		2.3000	02/15/31	176,408
160,000	Science Applications International Corporation(a)		4.8750	04/01/28	165,484
					341,892
	TELECOMMUNICATIONS — 1.0%
170,000	Level 3 Financing, Inc.(a)		4.2500	07/01/28	171,506
50,000	Sprint Spectrum Company, LLC / Sprint Spectrum Series 2016-1(a)		3.3600	09/20/21	50,391
200,000	Sprint Spectrum Company, LLC / Sprint Spectrum(a)		4.7380	03/20/25	214,750
10,000	Telesat Canada / Telesat, LLC(a), (g)		5.6250	11/06/26	10,077
85,000	Telesat Canada / Telesat, LLC(a)		6.5000	10/15/27	83,619
215,000	T-Mobile USA, Inc.(a)		3.8750	04/15/30	234,468
85,000	Verizon Communications, Inc.(c)	US0003M + 1.100%	1.2560	05/15/25	87,109
123,000	Verizon Communications, Inc.		2.5500	03/21/31	123,501
					975,421
	TOBACCO & CANNABIS — 0.3%
195,000	BAT Capital Corporation		4.9060	04/02/30	220,033
40,000	Vector Group Ltd.(a)		5.7500	02/01/29	40,308
					260,341
	TRANSPORTATION & LOGISTICS — 0.0%(d)
15,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd.(a)		5.7500	04/20/29	16,091

	TOTAL CORPORATE BONDS (Cost $28,561,412)				29,519,383

Principal			Coupon Rate
Amount ($)			(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 2.3%
	CITY — 0.5%
340,000	City of Bristol VA		4.2100	01/01/42	361,955
145,000	City of San Antonio TX		1.9630	02/01/33	143,501
					505,456

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	MUNICIPAL BONDS — 2.3% (Continued)
	GOVERNMENT LEASE — 0.2%
145,000	Texas Public Finance Authority	2.1400	02/01/35	$142,388

	HIGHER EDUCATION — 0.1%
115,000	University of California	4.4280	05/15/48	125,788

	HOSPITALS — 0.2%
135,000	Idaho Health Facilities Authority	5.0200	03/01/48	159,006

	LOCAL AUTHORITY — 1.1%
325,000	San Diego County Regional Airport Authority	5.5940	07/01/43	336,529
600,000	State of Texas	3.2110	04/01/44	632,196
35,000	Texas Transportation Commission State Highway Fund	4.0000	10/01/33	42,440
				1,011,165
	SALES TAX — 0.0%(d)
20,000	Sales Tax Securitization Corporation	3.4110	01/01/43	21,057

	WATER AND SEWER — 0.2%
160,000	Santa Clara Valley Water District	2.9670	06/01/50	159,901

	TOTAL MUNICIPAL BONDS (Cost $2,027,929)			2,124,761

	NON U.S. GOVERNMENT & AGENCIES — 1.9%
	SOVEREIGN — 1.9%
200,000	Brazilian Government International Bond (g)	3.8750	06/12/30	198,802
200,000	Emirate of Dubai Government International Bonds	5.2500	01/30/43	221,740
200,000	Mexico Government International Bond(g)	2.6590	05/24/31	192,748
200,000	Oman Government International Bond(a)	7.3750	10/28/32	228,924
200,000	Qatar Government International Bond(a)	4.4000	04/16/50	233,139
200,000	Republic of South Africa Government International	4.8500	09/27/27	211,299
200,000	Saudi Government International Bond(a)	3.2500	10/22/30	211,535

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)			(%)	Maturity	Fair Value
	NON U.S. GOVERNMENT & AGENCIES — 1.9% (Continued)
	SOVEREIGN — 1.9% (Continued)
325,000	Turkey Government International Bond		5.8750	06/26/31	$305,505
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $1,874,640)				1,803,692

	TERM LOANS — 9.1%
	AEROSPACE & DEFENSE — 0.3%
94,050	AI Convoy Luxembourg Sarl(c)	US0002M + 3.500%	4.5000	01/18/27	94,109
208,351	TransDigm, Inc.(c)	US0001M + 2.250%	2.3600	05/30/25	206,097
					300,206
	ASSET MANAGEMENT — 0.0%(d)
15,000	Zebra Buyer, LLC(c)	US0001M + 3.250%	0.0000	04/21/28	15,002

	AUTOMOTIVE — 0.2%
143,606	Cooper-Standard Automotive, Inc.(c)	US0001M + 2.000%	2.7500	11/02/23	140,344

	BEVERAGES — 0.0%(d)
35,000	City Brewing Company, LLC(c)	US0003M + 3.500%	4.2500	04/05/28	35,131

	BIOTECH & PHARMA — 0.0%(d)
7,224	Bausch Health Americas, Inc.(c)	US0001M + 3.000%	3.1100	06/01/25	7,220
22,500	Bausch Health Americas, Inc.(c)	US0001M + 2.750%	2.8600	11/27/25	22,465
					29,685
	CABLE & SATELLITE — 0.4%
64,509	Charter Communications Operating, LLC(c)	US0001M + 1.750%	1.8600	02/01/27	64,257
99,239	CSC Holdings, LLC(c)	US0001M + 2.250%	2.3600	01/15/26	98,397
17,815	Radiate Holdco, LLC(c)	US0001M + 3.500%	4.2500	09/25/26	17,854
85,000	UPC Financing Partnership(c)	US0001M + 3.000%	0.0000	01/31/29	84,389
69,231	UPC Financing Partnership(c)	US0001M + 3.500%	3.6120	01/31/29	68,733
20,000	Virgin Media Bristol, LLC(c)	US0001M + 3.250%	0.0000	01/31/29	19,997
					353,627
	CHEMICALS — 0.7%
45,000	Gemini HDPE, LLC(c)	US0003M + 3.000%	3.5000	12/31/27	44,986
129,000	INEOS US Finance, LLC(c)	US0001M + 2.000%	2.1100	04/01/24	127,742

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 9.1% (Continued)
	CHEMICALS — 0.7% (Continued)
135,000	INEOS US Petrochem, LLC(c)	US0003M + 2.750%	3.2500	01/29/26	$134,642
159,166	Nouryon USA, LLC(c)	US0001M + 2.750%	2.8650	10/01/25	157,442
150,000	Trinseo Materials Operating SCA(c)	US0001M + 2.500%	0.0000	03/17/28	149,156
					613,968
	COMMERCIAL SUPPORT SERVICES — 0.4%
205,000	AlixPartners LLP(c)	US0001M + 2.750%	3.2500	02/04/28	204,296
24,750	Aramark Services, Inc.(c)	US0001M + 1.750%	1.8600	01/15/27	24,443
76,421	CHG Healthcare Services, Inc.(c)	US0003M + 3.000%	4.0000	06/07/23	76,308
80,571	TKC Holdings, Inc.(c)	US0001M + 3.750%	4.7500	02/01/23	79,824
					384,871
	CONSTRUCTION MATERIALS — 0.4%
180,087	CPG International, LLC(c)	US0003M + 2.500%	3.2500	05/05/24	180,136
187,249	Summit Materials, LLC(c)	US0001M + 2.000%	2.1100	11/21/24	186,976
					367,112
	CONTAINERS & PACKAGING — 0.4%
168,374	Berry Global, Inc.(c)	US0001M + 1.750%	1.8610	07/01/26	167,177
180,000	Reynolds Group Holdings, Inc.(c)	US0001M + 2.750%	2.8600	02/05/23	179,813
					346,990
	ELECTRIC UTILITIES — 0.3%
44,921	APLP Holdings, L.P.(c)	US0001M + 2.500%	3.5000	04/14/25	44,921
124,321	Astoria Energy, LLC(c)	US0003M + 3.500%	4.5000	12/10/27	124,632
98,250	Calpine Corporation(c)	US0001M + 2.000%	2.1100	04/05/26	97,044
					266,597
	ELECTRICAL EQUIPMENT — 0.2%
187,479	Brookfield WEC Holdings, Inc.(c)	US0001M + 2.750%	3.2500	08/01/25	185,639
9,900	Ingersoll-Rand Services Company(c)	US0001M + 1.750%	1.8600	03/01/27	9,785
					195,424
	FOOD — 0.5%
99,744	CHG PPC Parent, LLC(c)	US0001M + 2.750%	2.8600	03/31/25	98,871
179,544	Hostess Brands, LLC(c)	US0003M + 2.250%	3.0000	08/03/25	178,983
179,542	JBS USA LUX S.A.(c)	US0001M + 2.000%	2.1080	05/01/26	179,271
					457,125
	HEALTH CARE FACILITIES & SERVICES — 0.4%
73,856	Catalent Pharma Solutions, Inc.(c)	US0001M + 2.000%	2.5000	02/22/28	74,041

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 9.1% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 0.4% (Continued)
106,975	IQVIA, Inc.(c)	US0003M + 1.750%	1.9520	06/11/25	$106,756
71,596	Legacy LifePoint Health, LLC(c)	US0001M + 3.750%	3.8600	11/16/25	71,431
125,000	PPD, Inc.(c)	US0001M + 2.250%	2.7500	01/13/28	124,941
					377,169
	HOME & OFFICE PRODUCTS — 0.1%
74,813	Weber-Stephen Products, LLC(c)	US0001M + 3.250%	4.0000	10/30/27	74,894

	HOME CONSTRUCTION — 0.0%(d)
40,000	CP Atlas Buyer, Inc.(c)	US0003M + 3.750%	4.2500	11/23/27	39,966

	INDUSTRIAL INTERMEDIATE PROD — 0.2%
179,550	Gates Global, LLC(c)	US0001M + 2.750%	3.5000	03/31/27	179,111

	INDUSTRIAL SUPPORT SERVICES — 0.1%
90,000	Resideo Funding, Inc.(c)	US0003M + 2.250%	2.7500	02/11/28	89,944

	INSTITUTIONAL FINANCIAL SERVICES — 0.1%
100,000	Citadel Securities, L.P.(c)	US0001M + 2.500%	2.6100	02/02/28	99,219

	INSURANCE — 0.2%
202,882	Sedgwick Claims Management Services, Inc.(c)	US0001M + 3.250%	3.3600	12/31/25	200,309

	INTERNET MEDIA & SERVICES — 0.1%
64,188	Pug, LLC(c)	US0001M + 3.500%	3.6100	02/12/27	62,462

	LEISURE FACILITIES & SERVICES — 0.6%
14,888	Aristocrat International Pty Ltd.(c)	US0003M + 3.750%	4.7500	10/19/24	14,941
179,534	CityCenter Holdings, LLC(c)	US0001M + 2.250%	3.0000	04/18/24	177,772
180,000	Hilton Worldwide Finance, LLC(c)	US0003M + 1.750%	1.8600	06/22/26	178,643
135,000	Playtika Holding Corporation(c)	US0001M + 2.750%	2.8600	03/13/28	134,452
39,599	Station Casinos, LLC(c)	US0001M + 2.250%	2.5000	02/08/27	39,109
					544,917
	MACHINERY — 0.4%
154,850	Alliance Laundry Systems, LLC(c)	US0001M + 3.500%	4.2500	10/08/27	155,019

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 9.1% (Continued)
	MACHINERY — 0.4% (Continued)
83,202	Seminole Tribe of Florida, Inc.(c)	US0001M + 1.750%	1.8600	07/08/24	$83,241
134,287	Star US Bidco, LLC(c)	US0001M + 4.250%	5.2500	03/17/27	133,672
					371,932
	MEDICAL EQUIPMENT & DEVICES — 0.1%
105,745	Greatbatch Ltd.(c)	US0001M + 2.500%	3.5000	10/27/22	106,075

	OIL & GAS PRODUCERS — 0.1%
24,750	Buckeye Partners, L.P.(c)	US0001M + 2.250%	2.3600	11/01/26	24,680
58,070	CITGO Petroleum Corporation(c)	US0003M + 6.250%	7.2500	03/28/24	58,263
					82,943
	PUBLISHING & BROADCASTING — 0.1%
118,333	Nexstar Broadcasting, Inc.(c)	US0001M + 2.500%	2.6150	09/18/26	117,971

	RETAIL - DISCRETIONARY — 0.3%
184,738	Harbor Freight Tools USA, Inc.(c)	US0001M + 3.000%	3.7500	10/19/27	184,824
90,000	PetSmart, Inc.(c)	US0003M + 3.750%	4.5000	02/11/28	90,371
					275,195
	SEMICONDUCTORS — 0.1%
54,656	Ultra Clean Holdings, Inc.(c)	US0001M + 3.750%	3.8600	08/27/25	54,759

	SOFTWARE — 0.5%
113,368	Applied Systems, Inc.(c)	US0003M + 3.000%	3.5100	09/19/24	113,071
118,411	Boxer Parent Company, Inc.(c)	US0001M + 3.750%	3.8600	10/02/25	117,989
124,688	Sophia, L.P.(c)	US0003M + 3.750%	4.5000	10/07/27	124,843
64,738	UKG, Inc.(c)	US0003M + 3.250%	4.0000	05/04/26	64,890
					420,793
	SPECIALTY FINANCE — 0.1%
74,813	Avolon TLB Borrower 1 US, LLC(c)	US0001M + 2.500%	3.2500	12/01/27	74,869

	TECHNOLOGY HARDWARE — 0.1%
63,658	Dell International, LLC(c)	US0001M + 1.750%	2.0000	09/19/25	63,681

	TECHNOLOGY SERVICES — 0.4%
169,200	Dun & Bradstreet Corporation (The)(c)	US0001M + 3.250%	3.3600	02/06/26	168,459

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 9.1% (Continued)
	TECHNOLOGY SERVICES — 0.4% (Continued)
57,390	Peraton Corporation(c)	US0001M + 3.750%	0.0000	02/01/28	$57,442
32,610	Peraton Corporation(c)	US0001M + 3.750%	4.5000	02/01/28	32,639
195,000	WEX, Inc.(c)	US0001M + 2.250%	2.3600	03/31/28	194,559
					453,099
	TELECOMMUNICATIONS — 0.4%
39,488	CenturyLink, Inc.(c)	US0001M + 2.250%	2.3600	03/15/27	39,093
32,130	Consolidated Communications, Inc.(c)	US0001M + 3.500%	4.2500	10/02/27	32,119
178,877	SBA Senior Finance II, LLC(c)	US0001M + 1.750%	1.8580	04/11/25	177,908
135,717	Zayo Group Holdings, Inc.(c)	US0001M + 3.000%	3.1100	03/09/27	134,530
					383,650
	TRANSPORTATION & LOGISTICS — 0.8%
135,000	AAdvantage Loyalty IP Ltd.(c)	US0001M + 4.750%	5.5000	04/20/28	139,014
185,000	Brown Group Holding, LLC(c)	US0001M + 2.750%	0.0000	04/22/28	184,307
180,000	Genesee & Wyoming, Inc.(c)	US0001M + 2.000%	2.2000	12/30/26	179,561
120,000	Mileage Plus Holdings, LLC(c)	US0003M + 5.250%	6.2500	06/21/27	128,250
105,000	PODS, LLC(c)	US0001M + 3.000%	3.7500	03/31/28	104,700
30,000	United Airlines, Inc.(c)	US0001M + 3.750%	4.5000	04/21/28	30,394
					766,226
	TRANSPORTATION EQUIPMENT — 0.1%
87,300	Navistar, Inc.(c)	US0001M + 3.500%	3.6100	11/06/24	87,376

	TOTAL TERM LOANS (Cost $8,416,523)				8,432,642

Principal			Coupon Rate
Amount ($)			(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 21.6%
	AGENCY FIXED RATE — 0.9%
38,363	Fannie Mae Pool 310041		6.5000	05/01/37	45,861
12,410	Fannie Mae Pool 735061		6.0000	11/01/34	14,770
12,133	Fannie Mae Pool 866009		6.0000	03/01/36	14,432
21,244	Fannie Mae Pool 909175		5.5000	04/01/38	24,833
60,482	Fannie Mae Pool 909220		6.0000	08/01/38	71,263
113,701	Fannie Mae Pool 938574		5.5000	09/01/36	132,219
17,116	Fannie Mae Pool 962752		5.0000	04/01/38	19,815

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 21.6% (Continued)
	AGENCY FIXED RATE — 0.9% (Continued)
105,512	Fannie Mae Pool AA7001	5.0000	06/01/39	$122,097
105,687	Fannie Mae Pool AS7026	4.0000	04/01/46	115,158
160,838	Fannie Mae Pool BJ9260	4.0000	04/01/48	173,388
121,618	Freddie Mac Gold Pool G01980	5.0000	12/01/35	140,833
17,373	Freddie Mac Gold Pool G05888	5.5000	10/01/39	20,460
				895,129
	U.S. TREASURY BONDS — 5.9%
590,000	United States Treasury Bond	3.0000	08/15/48	675,792
1,280,000	United States Treasury Bond	2.8750	05/15/49	1,436,075
1,440,000	United States Treasury Bond	2.0000	02/15/50	1,348,847
2,500,000	United States Treasury Bond(g)	1.3750	08/15/50	2,001,758
				5,462,472
	U.S. TREASURY NOTES — 14.8%
1,010,000	United States Treasury Note	0.1250	05/31/22	1,010,592
3,500,000	United States Treasury Note	0.2500	05/31/25	3,445,928
535,000	United States Treasury Note	0.3750	09/30/27	507,393
3,890,000	United States Treasury Note(g)	2.6250	02/15/29	4,236,528
770,000	United States Treasury Note	1.5000	02/15/30	767,323
730,000	United States Treasury Note	0.8750	11/15/30	682,322
1,820,000	United States Treasury Note(g)	1.1250	02/15/31	1,737,105
1,455,000	United States Treasury Note(g)	1.8750	02/15/51	1,321,777
				13,708,968

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $21,029,474)			20,066,569

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Shares		Fair Value
	SHORT-TERM INVESTMENTS — 16.6%
	MONEY MARKET FUNDS – 0.2%
211,743	Fidelity Government Portfolio, Institutional Class, 0.01% (Cost $211,743)(e)	$211,743

	COLLATERAL FOR SECURITIES LOANED – 16.4%
15,183,091	Mount Vernon Liquid Assets Portfolio, 0.11% (Cost $15,183,091)(e),(h)	15,183,091

	TOTAL SHORT-TERM INVESTMENTS	15,394,834

	TOTAL INVESTMENTS – 113.8% (Cost $105,357,239)	$105,662,314
	LIABILITIES IN EXCESS OF OTHER ASSETS - (13.8)%	(12,849,734)
	NET ASSETS - 100.0%	$92,812,580

CMBS	- Commercial Mortgage Backed Security

ABS	- Asset Backed Security

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

PLC	- Public Limited Company

SARL	- Private Limited Liability Company in Luxemburg

H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate

US0001M	ICE LIBOR USD 1 Month

US0002M	ICE LIBOR USD 2 Month

US0003M	ICE LIBOR USD 3 Month

USSW5	USD SWAP SEMI 30/360 5YR

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021 the total market value of 144A securities is 37,330,708 or 40.2% of net assets.

(b)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at April 30, 2021.

(c)	Variable rate security; the rate shown represents the rate on April 30, 2021.

(d)	Percentage rounds to less than 0.1%.

(e)	Rate disclosed is the seven day effective yield as of April 30, 2021.

(f)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(g)	All or a portion of these securities are on loan. Total loaned securities had a value of $14,872,875 at April 30, 2021.

(h)	The Trust’s securities lending policies and procedures require that the borrower. (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM CORPORATE/GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS (Unaudited)(Continued)

April 30, 2021

Portfolio Composition * - (Unaudited)

Corporate Bonds	27.9%	Municipal Bonds	2.0%
Asset Backed Securities	26.4%	Non U.S. Government & Agencies	1.7%
U.S. Government & Agencies	19.0%	Others **	15.0%
Bank Loans	8.0%	Total	100.0%

*	Based on total value of investments as of April 30, 2021

**	Includes collateral for securities loaned as of April 30, 2021.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Floating Rate Bond Fund (Unaudited)
Message from the Sub-Adviser (Newfleet Asset Management, LLC)

Asset Class Recap

Although headlines have captured the theme of rising interest rates in the intermediate-term and long-term maturity ranges, short-term rates have stubbornly remained near zero, not providing for a new take. However, that may in fact be one of the more important features of the presently evolving yield curve. As three-month Treasury Bill yields have been range-bound between just shy of 9 basis points and slightly dipping into negative territory since the start of the fiscal year, longer-term yields have surged, creating meaningful steepness in the yield curve. As riskier assets are generally associated with longer investment time horizons, the demand for yield from high-yield bonds and bank loans tends to be compared to longer-term interest rates, such as the 10-year Treasury Bond yield or intermediate-term Treasury Note yields. However, bank loan yields are generally stated as a spread over LIBOR, a short-term rate that has historically been more akin to a short-term Treasury yield. Three-month LIBOR fluctuated between 17 basis points and 25 basis points during the six-month period ended April 30, 2021. After accounting for the average spread imposed on bank loans, the average yield on the 100 largest bank loans, as measured by the S&P LSTA Leveraged Loan 100 Index, declined from 4.79 percent at the start of the fiscal year to as low as 3.63 percent in mid-February, until it settled at 3.70 percent at the end of April. This yield decline of nearly 110 basis points was completely opposite to the rise in intermediate-term and long-term interest rates. This signaled that investors were willing to accept significantly lower yields from bank loans, despite prevailing interest rates increasing, in exchange for some of the features they provide – primarily a coupon that fluctuates with LIBOR. During the six-month period ended April 30, 2021, bank loans in general, as measured by the Credit Suisse Leveraged Loan Index, increased 6.1 percent.

Allocation Review

Although the Fund is predominately represented by bank loans, the Fund had approximately 4 percent allocated to traditional high-yield bonds during the fiscal six-month period. High-yield bonds in general, as measured by the ICE BofA Merrill Lynch U.S. Cash Pay High-Yield Index, increased 8.0 percent since the start of the fiscal year. However, this includes all credit qualities, and bonds rated CCC and lower led the pack by a wide margin, increasing close to 18.8 percent during the six-month period. The Fund primarily held high-yield bonds rated BB and B, which increased 6.6 percent. Therefore, the benefit of traditional bonds to the Fund was fairly muted given the higher-rated bonds’ similar return to bank loans over the six-month period. In regard to sector exposures, the Fund’s largest overweights were to the forest products and containers industry and to the healthcare industry, while the largest underweights were to the information technology and financial services industries. The overweight to the healthcare industry made it the largest weighting in the Fund, while the information technology industry was the largest weighting in the benchmark index. The Fund did not have any exposure to derivatives during the six-month period that meaningfully affected performance.

Holdings Insights

Industries with direct COVID-19 risk, including energy and leisure, received a tailwind during the six-month period as the excitement surrounding reopening caused investors to revisit downtrodden securities from the shutdown era in 2020. Within the energy industry, the Fund continued to hold the Traverse Midstream Partners LLC bank loan maturing in 2024 (BL2518134) (holding weight*: 0.24 percent), a producer of non-operated midstream assets, and the CITGO Petroleum Corp. bank loan maturing in 2024 (BL2943522) (holding weight*: 0.28 percent), a refiner, transporter, and marketer of motor fuels, lubricants, petrochemicals, and other industrial products. During the six-month period, the Traverse Midstream and CITGO Petroleum bank loans appreciated close to 10.9 percent and 10.6 percent, respectively as recovering energy prices benefitted the issuers in the space. Similarly, in the leisure industry group, the Fund continued to hold the Golden Nugget LLC bank loan maturing in 2023 (BL3294289) (holding weight*: 0.59 percent), a Nevada-based casino owner and operator. As casinos welcomed back patrons who had recently received a few rounds of fresh stimulus checks, the Golden Nugget bank loan appreciated, rising 13.5 percent over the six-month period.

Clearly, not all boats rose with the rising tide caused by the reopening, as utilities broadly struggled. For example, the Fund held the Lightstone Holdco LLC bank loan maturing in 2024 (BL2630962) (holding weight*: 0.19 percent), a portfolio of four power generation facilities in Ohio and Indiana. During the six-month period, the bank loan declined 8.0 percent, making it one of the largest detractors during the fiscal period. One of the largest holdings in the Fund was the INEOS US Finance LLC bank loan maturing in 2024 (BL2552414) (holding weight*: 1.15 percent), a multinational chemicals company. During the fiscal six-month period, the INEOS bank loan appreciated 2.8 percent, detracting from the Fund’s relative performance. One of the strongest performers and contributors to overall returns during the six-month period was the Isagenix International LLC bank loan maturing in 2025 (BL2682096) (holding weight*: 0.20 percent), a multi-level marketing company that sells dietary supplements and personal care products. Although the holding appreciated nearly 44 percent during the fiscal six-month period, it only recaptured a portion of its losses from the previous fiscal year. An issuer that has historically adversely affected the Fund in both the traditional high-yield bond exposure as well as through owning the bank loan was Diamond Sports Group LLC, a sports marketing company. The Fund held the corporate bond maturing in 2026 (25277LAA4) (holding weight*: 0.08 percent) and the bank loan also maturing in 2026. Both the corporate bond and the bank loan posted a gain during the fiscal six-month period, as they recovered from a large sell-off in the previous fiscal year. The bond and the loan increased 28.5 percent and 16.9 percent, respectively during the six-month period. However, both ranked amongst the poorest performers in the Fund during the second fiscal quarter, as the bond dropped 8.4 percent and the bank loan shed 15.4 percent.

Sub-Adviser Outlook

While the small percentage of credits priced below 80 cents, which now stands at only 1 percent of the market and the lowest level since mid/late 2014, indicates some level of market health, it also provides a very limited opportunity set for total return potential going forward. Therefore, the Sub-Adviser anticipates that the return profile in loans from this point to be centered around the coupon, primarily due to the substantial amount of loans that are trading near par. This will put larger importance on loss avoidance and make active credit selection even more crucial. Using extensive credit and company analysis and monitoring, the Sub-Adviser seeks securities with strong income potential while maintaining an emphasis on managing risk.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/2021.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2021
				Annualized
			Annualized	Since Inception
	Six Months	One Year	Five Years	(11/1/13)
Class N	5.18%	12.47%	3.14%	2.56%
Class A with load of 4.50%	0.32%	7.00%	1.93%	1.68%
Class A without load	5.06%	12.08%	2.87%	2.30%
Class C	4.69%	11.52%	2.37%	1.79%
Credit Suisse Leveraged Loan Total Return Index	6.08%	16.39%	5.04%	4.15%
Morningstar Bank Loan Category	5.35%	13.59%	3.86%	3.02%

(a)	Total Returns are calculated based on traded NAVs.

The Credit Suisse Leveraged Loan Total Return Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

The Morningstar Bank Loan Category is generally representative of mutual funds that primarily invest in floating-rate bank loans instead of bonds. These bank loans generally offer interest payments that typically float above a common short-term benchmark such as the London interbank offered rate, or LIBOR.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including cost of underlying funds, are 1.01% for Class N, 1.76% for Class C and 1.26% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS - 0.3%
	PUBLISHING & BROADCASTING - 0.1%
40,131	Clear Channel Outdoor Holdings, Inc. (a)	$100,729
2,133	iHeartMedia, Inc. - Class A (a)	40,825
29	iHeartMedia, Inc. - Class B (a)(e)	497
		142,051
	METALS & MINING - 0.1%
23,114	Covia Holdings, LLC (a)	200,803

	RETAIL - DISCRETIONARY - 0.1%
17,244	Libbey Glass, Inc. (a)	31,617
1,963	NMG Parent, LLC (a)	154,095
		185,712
	TOTAL COMMON STOCKS (Cost - $1,930,547)	528,566

	EXCHANGE TRADED FUNDS - 1.2%
	FIXED INCOME FUNDS - 1.2%
56,347	Invesco Senior Loan ETF (f)	1,248,086
33,710	SPDR Bloomberg Barclays Short Term High Yield Bond ETF (f)	925,339
	TOTAL EXCHANGE TRADED FUNDS - (Cost - $2,177,460)	2,173,425

Principal		Coupon
Amount ($)		Rate (%)	Maturity
	CORPORATE BONDS - 3.4%
	AEROSPACE/DEFENSE - 0.2%
185,000	Spirit AeroSystems, Inc.	3.9500	6/15/2023	183,728
160,000	Spirit AeroSystems, Inc. (d)	5.5000	1/15/2025	169,400
				353,128
	ASSET MANAGEMENT - 0.2%
360,000	Icahn Enterprises, L.P. / Icahn Enterprises Finance Corporation	4.7500	9/15/2024	377,694

	BIOTECHNOLOGY & PHARMACEUTICALS - 0.2%
445,000	Bausch Health Companies, Inc. (d)	5.5000	11/01/2025	459,463

	CABLE & SATELLITE - 0.3%
180,000	CCO Holdings, LLC / CCO Holdings Capital Corporation (d)	4.0000	3/01/2023	182,137
235,000	Radiate Holdco, LLC / Radiate Finance, Inc. (d)	4.5000	9/15/2026	239,638
85,000	Sirius XM Radio, Inc. (d)	4.6250	7/15/2024	87,338
				509,113
	CHEMICALS - 0.1%
230,000	INEOS Quattro Finance 2 plc (d)	3.3750	1/15/2026	229,740

	CONTAINERS & PACKAGING - 0.4%
475,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. (d)	4.1250	8/15/2026	489,250
200,000	Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. (d)	5.2500	8/15/2027	204,667
				693,917
	ENTERTAINMENT CONTENT - 0.1%
210,000	Diamond Sports Group, LLC / Diamond Sports Finance Company (d)(f)	5.3750	8/15/2026	153,562

	FOOD - 0.1%
175,000	Dole Food Company, Inc. (d)	7.2500	6/15/2025	178,919

	HEALTH CARE FACILITIES & SERVICES - 0.5%
215,000	CHS / Community Health Systems, Inc. (d)	6.6250	2/15/2025	227,055
5,000	Legacy LifePoint Health, LLC (d)	6.7500	4/15/2025	5,325
135,000	Legacy LifePoint Health, LLC (d)	4.3750	2/15/2027	135,173
405,000	Tenet Healthcare Corporation	4.6250	7/15/2024	411,622
50,000	Tenet Healthcare Corporation (d)(f)	7.5000	4/01/2025	53,937
				833,112
	HOUSEHOLD PRODUCTS - 0.0% (i)
5,000	Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc. (d)	5.0000	12/31/2026	5,048

	INSURANCE - 0.1%
190,000	Acrisure, LLC / Acrisure Finance, Inc. (d)	4.2500	2/15/2029	185,961

	LEISURE FACILITIES & SERVICES - 0.5%
80,000	Caesars Entertainment, Inc. (d)	6.2500	7/01/2025	85,156
190,000	Carnival Corporation (d)	11.5000	4/01/2023	218,585
360,000	International Game Technology plc (d)(f)	4.1250	4/15/2026	371,398
150,000	NCL Corporation Ltd. (d)	5.8750	3/15/2026	156,974
				832,113
	METALS & MINING - 0.0% (i)
50,000	Cleveland-Cliffs, Inc. (d)	6.7500	3/15/2026	54,313

	PUBLISHING & BROADCASTING - 0.2%
65,000	Clear Channel Worldwide Holdings, Inc. (d)	5.1250	8/15/2027	66,072
96,514	iHeartCommunications, Inc.	6.3750	5/01/2026	103,000
174,933	iHeartCommunications, Inc.	8.3750	5/01/2027	187,922
				356,994

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal			Coupon
Amount ($)		Spread	Rate (%)		Maturity	Fair Value
	CORPORATE BONDS - 3.4% (Continued)
	REITS - 0.3%
460,000	iStar, Inc.		4.2500		8/01/2025	$467,107
60,000	MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc. (d)		4.6250		6/15/2025	63,957
						531,064
	RETAIL - DISCRETIONARY - 0.0% (i)
55,000	Magic MergerCo, Inc. (d)		5.2500		5/01/2028	55,756

	SPECIALTY FINANCE - 0.1%
140,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corporation (d)		4.2500		2/01/2027	137,623

	TELECOMMUNICATIONS - 0.0% (i)
45,000	Level 3 Financing, Inc. (d)		4.2500		7/01/2028	45,399
25,000	Telesat Canada / Telesat, LLC (d)(f)		5.6250		11/06/2026	25,193
						70,592
	TRANSPORTATION & LOGISTICS - 0.1%
110,000	American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (d)(f)		5.5000		4/20/2026	115,637
45,000	American Airlines, Inc. / AAdvantage Loyalty IP Ltd. (d)		5.7500		4/20/2029	48,274
35,000	United Airlines, Inc. (d)		4.3750		4/15/2026	36,364
35,000	United Airlines, Inc. (d)(f)		4.6250		4/15/2029	36,416
						236,691
	TOTAL CORPORATE BONDS (Cost - $6,155,379)					6,254,803

	TERM LOANS - 97.0%
	BASIC MATERIALS - 5.4%
960,595	Acuity Specialty Products, Inc. (aka Zep, Inc.), Initial Term Loan (First Lien)	LIBOR + 4.000%	5.0000	(h)	8/12/2024	952,722
445,000	Aruba Investments Holdings, LLC, Initial Dollar Term Loan (First Lien)	LIBOR + 4.000%	4.7500	(h)	11/24/2027	445,556
221,632	Ascend Performance Materials Operations LLC, 2021 Refinancing Term Loan	LIBOR + 4.750%	5.5000	(h)	8/28/2026	225,048
232,874	Covia Holdings, LLC, Initial Term Loan (b)	LIBOR + 4.000%	5.0000	(h)	8/01/2026	225,274
350,000	CPC Acquisition Corporation (aka Innovative Chemical Products), Initial Term Loan (First Lien)	LIBOR + 3.750%	4.5000	(h)	12/28/2027	350,658
1,196,817	Diamond (BC) B.V. (aka Diversey), Initial USD Term Loan	LIBOR + 3.000%	3.1854	(h)	9/06/2024	1,193,526
718,545	Element Solutions, Inc. (Macdermid, Inc.), Tranche B-1 Term Loan	LIBOR + 2.000%	2.1133	(h)	1/30/2026	716,522
564,938	Hexion, Inc., USD Term Loan	LIBOR + 3.500%	3.7016	(h)	6/30/2026	565,409
520,000	INEOS Styrolution Group GmbH, 2026 Tranche B Dollar Term Loan	LIBOR + 2.750%	3.2500	(h)	1/28/2026	518,619
2,258,457	Ineos US Finance LLC, New 2024 Dollar Term Loan	LIBOR + 2.000%	2.1133	(h)	3/31/2024	2,236,437
440,550	Innophos Holdings, Inc., Initial Term Loan	LIBOR + 3.500%	3.6133	(h)	2/04/2027	440,275
510,000	Lonza Group AG, Term Loan B	LIBOR + 4.000%	4.1070	(h)	4/30/2028	504,900
1,075,480	Nouryon Finance B.V. (aka AkzoNobel), Initial Dollar Term Loan	LIBOR + 2.750%	2.8650	(h)	9/30/2025	1,063,827
45,000	PQ Group Holdings Inc., Term Loan	LIBOR + 3.500%	3.6070	(h)	4/30/2028	44,775
525,000	Trinseo Materials Operating S.C.A. (fka Styron S.A.R.L), Term Loan	LIBOR + 2.500%	2.6070	(h)	3/18/2028	522,047
						10,005,595
	COMMUNICATIONS - 14.9%
210,000	Acuris Finance US, Inc., Initial Dollar Term Loan	LIBOR + 4.000%	4.5000	(h)	2/16/2028	210,394
229,125	Altice France S.A., USD TLB-13 Incremental Term Loan	LIBOR + 4.000%	4.1937	(h)	8/14/2026	228,961
313,454	Aventiv Technologies, LLC, Initial Term Loan (First Lien)	LIBOR + 4.500%	5.5000	(h)	10/31/2024	291,415
606,950	Barracuda Networks, Inc., 2020 Term Loan (First Lien)	LIBOR + 3.750%	4.5000	(h)	2/12/2025	607,178
1,318,105	Charter Communications Operating, LLC (aka CCO Safari LLC), Term B-2 Loan	LIBOR + 1.750%	1.8633	(h)	1/31/2027	1,312,951
833,661	Clear Channel Outdoor Holdings, Inc., Term B Loan	LIBOR + 3.500%	3.6854	(h)	8/20/2026	809,523
660,000	CNT Holdings I Corporation, Initial Term Loan (First Lien)	LIBOR + 3.750%	4.5000	(h)	11/08/2027	659,743
546,214	Consolidated Communications, Inc., Term B-1 Loan	LIBOR + 3.500%	4.2500	(h)	10/02/2027	546,020
1,720,456	CSC Holdings, LLC (fka CSC Holdings, Inc. (Cablevision)), March 2017 Refinancing Term Loan	LIBOR + 2.250%	2.3646	(h)	7/16/2025	1,704,714
371,450	CSC Holdings, LLC (fka CSC Holdings, Inc. (Cablevision)), October 2018 Incremental Term Loan	LIBOR + 2.250%	2.3646	(h)	1/16/2026	368,298
598,617	Diamond Sports Group, LLC, Term Loan	LIBOR + 3.250%	3.3633	(h)	8/24/2026	430,094
923,691	Hoya Midco, LLC (aka Vivid Seats, LLC), Initial Term Loan (First Lien)	LIBOR + 3.500%	4.5000	(h)	6/30/2024	918,930
1,771,116	iHeartCommunications, Inc. (fka Clear Channel Communications, Inc.), New Term Loan	LIBOR + 3.000%	3.1133	(h)	4/30/2026	1,752,307
660,000	Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan	LIBOR + 5.750%	8.0000	(h)	11/28/2023	672,873
354,000	Intelsat Jackson Holdings S.A., Tranche B-5 Term Loan	LIBOR + 8.630%	8.6250	(h)	1/02/2024	361,712
243,125	Intrado Corporation, Incremental Term B-1 Loan	LIBOR + 3.500%	4.5000	(h)	10/10/2024	235,932
436,139	Intrado Corporation, Initial Term B Loan	LIBOR + 4.000%	5.0000	(h)	10/10/2024	426,440
180,000	ION Trading Finance Limited, Initial Dollar Term Loan (2021)	LIBOR + 4.750%	4.9516	(h)	3/31/2028	180,393
1,936,567	Level 3 Financing, Inc., Tranche B 2027 Term Loan	LIBOR + 1.750%	1.8633	(h)	2/28/2027	1,915,991
725,813	Lumen Technologies, Inc., Term B Loan	LIBOR + 2.250%	2.3633	(h)	3/16/2027	718,554
830,155	McGraw Hill, LLC, Term B Loan (First Lien)	LIBOR + 4.750%	5.7500	(h)	10/31/2024	836,552
520,864	Meredith Corporation, Tranche B-2 Term Loan	LIBOR + 2.500%	2.6133	(h)	2/01/2025	515,476
905,472	Nexstar Broadcasting, Inc., Term B-4 Loan	LIBOR + 2.500%	2.6151	(h)	9/18/2026	902,701
625,625	Numericable U.S., LLC, USD TLB-11 Term Loan	LIBOR + 2.750%	2.9355	(h)	8/01/2025	613,829
770,773	Numericable U.S., LLC, USD TLB-[12] Term Loan	LIBOR + 3.688%	3.8712	(h)	2/01/2026	765,956
509,857	Plantronics, Inc., Initial Term B Loan	LIBOR + 2.500%	2.6133	(h)	7/02/2025	504,369
740,625	Pug, LLC, USD Term B Loan	LIBOR + 3.500%	3.6133	(h)	2/12/2027	720,721
126,583	Radiate HoldCo, LLC (aka RCN Grande), Term B Loan	LIBOR + 3.500%	4.2500	(h)	9/24/2026	126,861
627,263	Rodan & Fields, LLC, Closing Date Term Loan	LIBOR + 4.000%	4.1146	(h)	6/16/2025	512,003
1,127,647	SBA Senior Finance II, LLC, Initial Term Loan	LIBOR + 1.750%	1.8633	(h)	4/12/2025	1,121,541
850,163	Sinclair Television Group, Inc., Term B-3 Loan	LIBOR + 3.000%	3.1102	(h)	3/31/2028	847,328
1,052,154	Uber Technologies, Inc., 2021 Refinancing Term Loan	LIBOR + 3.500%	3.6061	(h)	2/24/2027	1,052,227
1,966,091	Univision Communications, Inc., 2017 Replacement Repriced First-Lien Term Loan	LIBOR + 2.750%	3.7500	(h)	3/16/2024	1,963,909
805,000	UPC Financing Partnership, Term Loan B USD	LIBOR + 3.000%	3.1070	(h)	1/31/2029	799,216
761,538	UPC Financing Partnership, Facility AV	LIBOR + 3.500%	3.6146	(h)	2/01/2029	756,067
500,000	Virgin Media Bristol, LLC, N Facility	LIBOR + 2.500%	2.6146	(h)	2/01/2028	496,500
609,934	Zayo Group Holdings, Inc., Initial Dollar Term Loan	LIBOR + 3.000%	3.1133	(h)	3/08/2027	604,597
						27,492,276

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal			Coupon
Amount ($)		Spread	Rate (%)		Maturity	Fair Value
	TERM LOANS - 97.0% (Continued)
	CONSUMER, CYCLICAL - 16.8%
154,613	84 Lumber Company, Term B-1 Loan	LIBOR + 3.000%	3.7500	(h)	11/12/2026	$154,941
420,000	AAdvantage Loyalty IP Ltd. (American Airlines, Inc.), Initial Term Loan	LIBOR + 4.750%	5.5000	(h)	4/20/2028	432,487
441,637	Accuride Corporation, 2017 Refinancing Term Loan	LIBOR + 5.250%	6.2500	(h)	11/16/2023	419,712
479,568	American Airlines, Inc., 2017 Class B Term Loan	LIBOR + 2.000%	2.1146	(h)	12/16/2023	463,409
950,453	American Axle & Manufacturing, Inc., Tranche B Term Loan	LIBOR + 2.250%	3.0000	(h)	4/06/2024	947,568
1,092,437	American Builders & Contractors Supply Company, Inc., Restatement Effective Date Term Loan	LIBOR + 2.000%	2.1133	(h)	1/16/2027	1,084,860
1,357,024	Aramark Intermediate HoldCo Corporation, U.S. Term B-3 Loan	LIBOR + 1.750%	1.8633	(h)	3/12/2025	1,342,246
305,000	Aramark Intermediate HoldCo Corporation, U.S. Term B-5 Loan	LIBOR + 2.500%	2.6133	(h)	4/06/2028	304,352
49,625	Aristocrat Leisure Limited, Initial Term Loan	LIBOR + 3.750%	4.7500	(h)	10/20/2024	49,805
1,368,045	Aristocrat Leisure Limited, Term B-3 Loan	LIBOR + 1.750%	1.9382	(h)	10/20/2024	1,362,402
676,600	Caesars Resort Collection, LLC, Term B-1 Loan	LIBOR + 4.500%	4.6132	(h)	6/20/2025	679,523
544,020	Carlisle FoodService Products, Incorporated, Initial Term Loan (First Lien)	LIBOR + 3.000%	4.0000	(h)	3/20/2025	530,420
129,025	Carnival Corporation, Initial Advance (USD)	LIBOR + 7.500%	8.5000	(h)	6/30/2025	133,170
363,673	CCM Merger, Inc. (MotorCity Casino Hotel), Term B Loan	LIBOR + 3.750%	4.5000	(h)	11/04/2025	365,266
1,309,467	CityCenter Holdings, LLC, Term B Loan	LIBOR + 2.250%	3.0000	(h)	4/18/2024	1,296,622
826,511	Clarios Global LP, Amendment No. 1 Dollar Term Loan (First Lien)	LIBOR + 3.250%	3.3633	(h)	4/30/2026	819,383
776,409	Cooper-Standard Automotive Inc., Additional Term B-1 Loan	LIBOR + 2.000%	2.7500	(h)	11/02/2023	758,777
504,071	DexKo Global Inc., Replacement U.S. Dollar Term B Loan (First Lien)	LIBOR + 3.500%	4.5000	(h)	7/24/2024	504,149
491,110	Gateway Casinos & Entertainment Limited, Initial Term Loan	LIBOR + 3.500%	3.6070	(h)	3/12/2025	486,710
650,000	Gloves Buyer, Inc., Initial Term Loan (First Lien)	LIBOR + 4.000%	4.7500	(h)	12/28/2027	650,812
15,000	Golden Nugget Online Gaming, Inc., 2020 Initial Term Loan	LIBOR + 12.000%	13.0000	(h)	10/04/2023	17,025
1,152,285	Golden Nugget, Inc. (aka Landry’s, Inc.), Initial B Term Loan	LIBOR + 2.500%	3.2500	(h)	10/04/2023	1,140,710
1,281,788	Great Outdoors Group, LLC, Term B-1 Loan	LIBOR + 4.250%	5.0000	(h)	3/06/2028	1,289,600
1,274,970	Harbor Freight Tools USA, Inc., Initial Loan (2020	LIBOR + 3.000%	3.7500	(h)	10/20/2027	1,275,563
710,000	Infinite Bidco, LLC, Initial Term Loan (First Lien)	LIBOR + 3.750%	4.2500	(h)	3/02/2028	704,970
245,000	Infinite Bidco, LLC, Initial Term Loan (Second Lien)	LIBOR + 7.000%	7.5000	(h)	3/02/2029	246,838
501,896	Isagenix International, LLC, Senior Lien Term Loan	LIBOR + 5.750%	6.7500	(h)	6/14/2025	381,965
635,000	J & J Ventures Gaming, LLC, Initial Term Loan	LIBOR + 4.000%	4.7500	(h)	4/26/2028	635,000
576,720	Kestrel Bidco, Inc. (aka WestJet Airlines), Term Loan	LIBOR + 3.000%	4.0000	(h)	12/12/2026	559,283
675,000	Michaels Companies, Inc., The, Term B Loan	LIBOR + 4.250%	5.0000	(h)	4/14/2028	672,891
995,000	Mileage Plus Holdings, LLC (Mileage Plus Intellectual Property Assets, Ltd.), Initial Term Loan	LIBOR + 5.250%	6.2500	(h)	6/20/2027	1,063,406
911,800	Navistar, Inc., Tranche B Term Loan	LIBOR + 3.500%	3.6075	(h)	11/06/2024	912,598
180,375	Ozark Holdings, LLC (aka Royal Oak), 2020 Refinancing Term Loan	LIBOR + 4.000%	4.7500	(h)	12/16/2027	181,051
185,000	PAI Holdco, Inc., Term B Loan (First Lien)	LIBOR + 4.000%	5.0000	(h)	10/28/2027	185,058
545,000	Petco Health and Wellness Company, Inc., Initial Term Loan (First Lien)	LIBOR + 3.250%	4.0000	(h)	3/04/2028	542,501
520,000	PetSmart, LLC, Initial Term Loan	LIBOR + 3.750%	4.5000	(h)	2/12/2028	522,145
1,423,878	Playa Resorts Holding B.V., Initial Term Loan	LIBOR + 2.750%	3.7500	(h)	4/28/2024	1,366,396
210,000	Resideo Funding, Inc., Initial Term Loan	LIBOR + 2.250%	2.7500	(h)	2/12/2028	209,870
1,042,440	Scientific Games International, Inc., Initial Term B-5 Loan	LIBOR + 2.750%	2.8633	(h)	8/14/2024	1,029,014
292,995	Serta Simmons Bedding, LLC, Initial Term Loan (First Lien)	LIBOR + 3.500%	4.5000	(h)	11/08/2023	230,294
445,493	Station Casinos, LLC, Term B-1 Facility Loan	LIBOR + 2.250%	2.5000	(h)	2/08/2027	439,973
1,076,347	Tenneco, Inc., Tranche B Term Loan	LIBOR + 3.000%	3.1133	(h)	9/30/2025	1,053,475
687,251	TKC Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 3.750%	4.7500	(h)	1/31/2023	680,880
510,000	Truck Hero, Inc., Initial Term Loan	LIBOR + 3.750%	4.5000	(h)	2/01/2028	509,798
1,071,354	UFC Holdings, LLC, Term B-3 Loan (First Lien)	LIBOR + 3.000%	3.7500	(h)	4/28/2026	1,069,093
705,000	United AirLines, Inc., Class B Term Loan	LIBOR + 3.750%	4.5000	(h)	4/20/2028	714,253
545,000	William Morris Endeavor Entertainment, LLC, Term B-1 Loan (First Lien)	LIBOR + 2.750%	3.5194	(h)	5/18/2025	533,421
						30,953,685
	CONSUMER, NON-CYCLICAL - 23.9%
454,538	Accelerated Health Systems, LLC (Athletico Management, LLC), Initial Term Loan	LIBOR + 3.500%	3.6075	(h)	11/01/2025	453,119
880,000	Adtalem Global Education, Inc., Term Loan B	LIBOR + 4.500%	4.6070	(h)	2/12/2028	871,935
527,172	Advanz Pharma Corporation, Initial Dollar Term Loan	LIBOR + 5.500%	6.5000	(h)	9/06/2024	526,953
369,075	Agiliti Health, Inc., Amendment No. 2 Term Loan	LIBOR + 2.750%	3.5000	(h)	1/04/2026	367,691
565,437	AHP Health Partners, Inc. (aka Ardent Health Partners, LLC), Term B-1 Loan	LIBOR + 3.750%	4.7500	(h)	6/30/2025	567,295
435,000	AlixPartners, LLP, Initial Dollar Term Loan	LIBOR + 2.750%	3.2500	(h)	2/04/2028	433,506
815,000	Amentum Government Services Holdings, LLC, Tranche 2 Term Loan (First Lien)	LIBOR + 4.750%	5.5000	(h)	1/28/2027	819,756
493,763	Arterra Wines Canada, Inc., Initial Tranche B-1 Term Loan	LIBOR + 3.500%	4.2500	(h)	11/24/2027	494,380
908,709	Bausch Health Companies, Inc., Initial Term Loan	LIBOR + 3.000%	3.1133	(h)	6/02/2025	908,205
161,250	Bausch Health Companies, Inc., First Incremental Term Loan	LIBOR + 2.750%	2.8633	(h)	11/28/2025	160,998
526,315	Cano Health, LLC, Initial Term Loan	LIBOR + 4.750%	5.5000	(h)	11/24/2027	526,315
192,366	Cano Health, LLC, Delayed Draw Term Loan	LIBOR + 4.750%	4.8570	(h)	11/24/2027	192,366
802,693	CHG Healthcare Services, Inc. (fka CHG Buyer Corporation), New Term Loan (2017) (First Lien)	LIBOR + 3.000%	4.0000	(h)	6/08/2023	801,501
573,775	CHG PPC Parent, LLC, Initial Term Loan (First Lien)	LIBOR + 2.750%	2.8633	(h)	4/01/2025	568,754
880,575	Chobani, LLC, 2020 New Term Loan	LIBOR + 3.500%	4.5000	(h)	10/24/2027	882,116
205,000	City Brewing Company, LLC, Closing Date Term Loan (First Lien)	LIBOR + 3.500%	4.2500	(h)	4/04/2028	205,769
512,020	CPI Holdco, LLC, Term B-1 Loan (First Lien)	LIBOR + 4.000%	4.1132	(h)	11/04/2026	512,916
822,253	Dole Food Company, Inc., Tranche B Term Loan	LIBOR + 2.750%	3.7500	(h)	4/04/2024	822,882
733,988	Endo Luxembourg Finance Company I S.a r.l., 2021 Term Loan	LIBOR + 5.000%	5.7500	(h)	3/28/2028	717,289
249,367	Ensemble RCM, LLC, Closing Date Term Loan	LIBOR + 3.750%	3.9355	(h)	8/04/2026	249,277
1,105,871	Envision Healthcare Corporation, Initial Term Loan	LIBOR + 3.750%	3.8633	(h)	10/10/2025	931,442
541,588	eResearchTechnology, Inc., Initial Term Loan (First Lien)	LIBOR + 4.500%	4.6070	(h)	2/04/2027	543,545
754,300	Froneri International Limited, Facility B2 (First Lien)	LIBOR + 2.250%	2.3633	(h)	1/28/2027	744,309
928,063	Gainwell Acquisition Corporation, Term B Loan (First Lien)	LIBOR + 4.000%	4.7500	(h)	9/30/2027	930,095
610,000	Garda World Security Corporation, Term B-2 Loan	LIBOR + 4.250%	4.3561	(h)	10/30/2026	611,653
254,504	Gentiva Health Services, Inc., Term B-1 Loan (First Lien)	LIBOR + 2.750%	2.8633	(h)	7/02/2025	254,345
246,720	Greenrock Finance, Inc., Initial USD Term B Loan (First Lien)	LIBOR + 3.500%	4.5000	(h)	6/28/2024	242,939

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal			Coupon
Amount ($)		Spread	Rate (%)		Maturity	Fair Value
	TERM LOANS - 97.0% (Continued)
	CONSUMER, NON-CYCLICAL - 23.9% (Continued)
607,764	Heartland Dental, LLC, Initial Term Loan	LIBOR + 3.500%	3.6133	(h)	4/30/2025	$600,927
100,302	Help at Home, LLC, Delayed Draw Term Loan (First Lien)	LIBOR + 5.000%	5.1070	(h)	10/22/2027	100,678
794,698	Help at Home, LLC, Initial Term Loan (First Lien)	LIBOR + 5.000%	6.0000	(h)	10/28/2027	797,678
1,365,693	H-Food Holdings, LLC (aka Hearthside Food Solutions, LLC), Initial Term Loan	LIBOR + 3.688%	3.8008	(h)	5/24/2025	1,355,559
579,002	Hostess Brands, LLC, 2019 Refinancing Term B Loan (First Lien)	LIBOR + 2.250%	3.0000	(h)	8/04/2025	577,192
255,000	Insulet Corporation, Term Loan	LIBOR + 3.750%	3.8570	(h)	5/03/2028	255,956
510,000	Jazz Pharmaceuticals, Inc. , Term Loan	LIBOR + 3.500%	3.6070	(h)	4/22/2028	511,698
922,438	Kronos Acquisition Holdings, Inc., Tranche B-1 Term Loan	LIBOR + 3.750%	4.2500	(h)	12/22/2026	911,156
892,432	LifePoint Health, Inc. (fka Regionalcare Hospital Partners Holdings, Inc.), Term B Loan (First Lien)	LIBOR + 3.750%	3.8633	(h)	11/16/2025	890,375
820,000	Mavis Tire Express Services Corporation, Term Loan B	LIBOR + 3.750%	3.8570	(h)	4/30/2028	815,900
360,000	MedRisk, Inc., Term Loan	LIBOR + 3.750%	3.8570	(h)	4/01/2028	358,724
515,678	Milk Specialties Company, New Term Loan	LIBOR + 4.000%	5.0000	(h)	8/16/2023	516,405
947,701	NAB Holdings, LLC (aka North American Bancard Holdings), 2018 Refinancing Term Loan	LIBOR + 3.000%	4.0000	(h)	6/30/2024	946,218
90,437	National Mentor Holdings, Inc. (aka Civitas Solutions, Inc.), Delayed Draw Term Loan (First Lien)	LIBOR + 3.750%	3.8570	(h)	2/18/2028	90,465
822,157	National Mentor Holdings, Inc. (aka Civitas Solutions, Inc.), Initial Term Loan (First Lien)	LIBOR + 3.750%	4.5000	(h)	3/02/2028	822,412
27,405	National Mentor Holdings, Inc. (aka Civitas Solutions, Inc.), Initial Term C Loan (First Lien)	LIBOR + 3.750%	4.5000	(h)	3/02/2028	27,414
1,205,000	One Call Corporation, Cov-Lite Term Loan	LIBOR + 5.500%	5.6070	(h)	4/08/2027	1,215,544
619,261	Ortho-Clinical Diagnostics, Inc., Second Amendment New Term Loan	LIBOR + 3.250%	3.3604	(h)	6/30/2025	619,183
520,000	Packaging Coordinators Midco, Inc., Term B Loan (First Lien)	LIBOR + 3.750%	4.5000	(h)	11/30/2027	520,489
840,744	Parexel International Corporation, Initial Term Loan	LIBOR + 2.750%	2.8633	(h)	9/28/2024	834,325
1,069,565	Parfums Holding Company, Inc., Initial Term Loan (First Lien)	LIBOR + 4.000%	4.1070	(h)	6/30/2024	1,061,276
882,478	PetVet Care Centers, LLC, Initial Term Loan (First Lien)	LIBOR + 2.750%	2.8633	(h)	2/14/2025	868,279
62,531	PetVet Care Centers, LLC, 2018 Term Loan (First Lien)	LIBOR + 3.250%	3.3633	(h)	2/14/2025	62,232
487,830	PetVet Care Centers, LLC, 2021 First Lien Replacement Term Loan	LIBOR + 3.500%	4.2500	(h)	2/14/2025	487,984
533,586	Phoenix Guarantor, Inc. (aka Brightspring), Tranche B-1 Term Loan (First Lien)	LIBOR + 3.250%	3.3575	(h)	3/04/2026	528,060
554,550	Phoenix Guarantor, Inc. (aka Brightspring), Tranche B-3 Term Loan (First Lien)	LIBOR + 3.500%	3.6156	(h)	3/04/2026	550,391
399,000	Pluto Acquisition I, Inc. (aka AccentCare, Inc.), 2020 Incremental Term Loan (First Lien)	LIBOR + 5.000%	5.5000	(h)	6/22/2026	401,743
400,000	PPD, Inc., Initial Term Loan	LIBOR + 2.250%	2.7500	(h)	1/12/2028	399,812
591,910	Precision Medicine Group, LLC, Amendment No. 1 Refinancing Term Loan	LIBOR + 3.000%	3.7500	(h)	11/18/2027	590,554
61,607	Precision Medicine Group, LLC, Amendment No. 1 Refinancing DDTL	LIBOR + 3.000%	3.1070	(h)	11/20/2027	61,466
632,966	Select Medical Corporation, Tranche B Term Loan	LIBOR + 2.250%	2.3633	(h)	3/06/2025	627,431
1,374,336	Shearer’s Foods, LLC, Refinancing Term Loan (First Lien)	LIBOR + 3.500%	4.2500	(h)	9/24/2027	1,374,940
839,346	Sigma Holdco B.V. (aka Flora Foods), Facility B2	LIBOR + 3.000%	3.2595	(h)	7/02/2025	828,854
485,000	Sotera Health Holdings, LLC, Refinancing Loan (First Lien)	LIBOR + 2.750%	3.2500	(h)	12/12/2026	483,181
86,234	Southern Veterinary Partners, LLC, Delayed Draw Term Loan (First Lien)	LIBOR + 4.000%	4.1070	(h)	10/02/2027	86,288
623,632	Southern Veterinary Partners, LLC, Initial Term Loan (First Lien)	LIBOR + 4.000%	5.0000	(h)	10/04/2027	624,025
781,392	St. George’s University Scholastic Services, LLC, Term Loan	LIBOR + 3.250%	3.3633	(h)	7/16/2025	776,833
455,000	Sunshine Luxembourg VII SARL (aka Galderma), Facility B3	LIBOR + 3.000%	3.7500	(h)	9/30/2026	455,710
84,150	Surgery Center Holdings, Inc., 2020 Incremental Term Loan	LIBOR + 8.000%	9.0000	(h)	9/04/2024	86,122
991,905	Surgery Center Holdings, Inc., Initial Term Loan	LIBOR + 3.250%	4.2500	(h)	9/04/2024	989,733
290,000	Surgery Center Holdings, Inc., Term Loan First Lien	LIBOR + 3.750%	3.8570	(h)	8/31/2026	288,550
384,000	Team Health Holdings, Inc., Initial Term Loan	LIBOR + 2.750%	3.7500	(h)	2/06/2024	359,128
1,105,804	Trans Union, LLC, 2019 Replacement Term B-5 Loan	LIBOR + 1.750%	1.8633	(h)	11/12/2026	1,099,197
400,000	Triton Water Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 3.500%	4.0000	(h)	4/01/2028	399,124
280,000	TTF Holdings, LLC, Initial Term Loan	LIBOR + 4.250%	5.0000	(h)	4/01/2028	279,300
230,000	Verscend Holding Corporation, Term B-1 Loan	LIBOR + 4.000%	4.1132	(h)	8/28/2025	230,288
1,360,240	Viant Medical Holdings, Inc., Initial Term Loan (First Lien)	LIBOR + 3.750%	3.8633	(h)	7/02/2025	1,323,894
680,000	WEX, Inc., Term B Loan	LIBOR + 2.250%	2.3633	(h)	4/01/2028	678,460
						44,112,504
	ENERGY - 1.1%
340,815	CITGO Holding, Inc., Term Loan	LIBOR + 7.000%	8.0000	(h)	7/31/2023	333,999
539,799	CITGO Petroleum Corporation, 2019 Incremental Term B Loan	LIBOR + 6.250%	7.2500	(h)	3/28/2024	541,597
605,554	Fieldwood Energy, LLC, Closing Date Loan (First Lien)	LIBOR + 5.250%	5.3570	(h)	4/12/2022	234,501
475,211	Medallion Midland Acquisition, LLC, Initial Term Loan	LIBOR + 3.250%	4.2500	(h)	10/30/2024	471,478
1,153	Paragon Offshore Finance Company, Term Loan (b)	LIBOR + 2.750%	2.8570	(h)	7/18/2021	—
466,396	Traverse Midstream Partners, LLC, Advance	LIBOR + 5.500%	5.6070	(h)	9/28/2024	467,198
						2,048,773
	FINANCIAL - 5.5%
1,040,118	Acrisure, LLC, 2020 Term Loan (First Lien)	LIBOR + 3.500%	3.7025	(h)	2/16/2027	1,026,139
214,529	Asurion, LLC (fka Asurion Corporation), Replacement B-6 Term Loan	LIBOR + 3.000%	3.1133	(h)	11/04/2023	214,283
379,275	Asurion, LLC (fka Asurion Corporation), New B-7 Term Loan	LIBOR + 3.000%	3.1133	(h)	11/04/2024	377,585
770,605	Asurion, LLC (fka Asurion Corporation), New B-8 Term Loan	LIBOR + 3.250%	3.3633	(h)	12/24/2026	766,271
410,000	Asurion, LLC (fka Asurion Corporation), New B-9 Term Loan	LIBOR + 3.250%	3.3633	(h)	7/30/2027	407,481
355,000	Asurion, LLC (fka Asurion Corporation), New B-3 Term Loan (Second Lien)	LIBOR + 5.250%	5.3632	(h)	2/01/2028	360,680
519,856	Blackhawk Network Holdings, Inc., Term Loan (First Lien)	LIBOR + 3.000%	3.1133	(h)	6/16/2025	514,441
1,250,000	Citadel Securities LP, 2021 Term Loan	LIBOR + 2.500%	2.6133	(h)	2/02/2028	1,240,237
958,098	Deerfield Dakota Holding, LLC (aka Duff & Phelps), Initial Dollar Term Loan (First Lien)	LIBOR + 3.750%	3.8570	(h)	4/08/2027	961,543
208,813	iStar, Inc. (fka iStar Financial, Inc.), Loan	LIBOR + 2.750%	2.8619	(h)	6/28/2023	208,813
1,111,545	Masergy Holdings, Inc., 2017 Replacement Term Loan (First Lien)	LIBOR + 3.250%	4.2500	(h)	12/16/2023	1,112,006
1,183,924	PI UK Holdco II Limited, Facility B1	LIBOR + 3.500%	4.5000	(h)	1/04/2025	1,184,593
1,513,729	Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.), Initial Term Loan	LIBOR + 3.250%	3.3633	(h)	1/01/2026	1,494,527
191,588	Sedgwick Claims Management Services, Inc. (Lightning Cayman Merger Sub, Ltd.), 2019 Term Loan	LIBOR + 3.750%	3.8633	(h)	9/04/2026	190,923
175,000	Zebra Buyer, LLC, Term Loan	LIBOR + 3.250%	3.3570	(h)	4/22/2028	175,028
						10,234,550

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal			Coupon
Amount ($)		Spread	Rate (%)		Maturity	Fair Value
	TERM LOANS - 97.0% (Continued)
	INDUSTRIALS - 17.6%
747,450	AI Convoy (Luxembourg) S.a r.l., Facility B (USD)	LIBOR + 3.500%	4.5000	(h)	1/18/2027	$747,917
320,000	AIT Worldwide Logistics Holdings, Inc., Initial Term Loan	LIBOR + 4.750%	4.8570	(h)	4/01/2028	320,402
847,875	Alliance Laundry Systems, LLC, Initial Term B Loan	LIBOR + 3.500%	4.2500	(h)	10/08/2027	848,803
845,964	Anchor Glass Container Corporation, July 2017 Additional Term Loan (First Lien)	LIBOR + 2.750%	3.7500	(h)	12/08/2023	766,959
116,827	Anchor Glass Container Corporation, October 2020 Incremental Term Loan (First Lien)	LIBOR + 5.000%	6.0000	(h)	12/08/2023	105,729
81,333	Anchor Glass Container Corporation, Term Loan (Second Lien)	LIBOR + 7.750%	8.7500	(h)	12/08/2024	42,903
369,075	ASP Navigate Acquisition Corporation, Initial Term Loan	LIBOR + 4.500%	5.5000	(h)	10/06/2027	369,075
548,839	Atlantic Aviation FBO, Inc., Term Loan	LIBOR + 3.750%	3.8633	(h)	12/06/2025	549,355
900,330	Berlin Packaging, LLC, Initial Term Loan (First Lien)	LIBOR + 3.000%	3.1154	(h)	11/08/2025	889,220
766,294	Berry Global, Inc. (fka Berry Plastics Corporation), Term Z Loan	LIBOR + 1.750%	1.8605	(h)	6/30/2026	760,846
680,000	Blue Tree Holdings, Inc. (aka Ravago), Term Loan	LIBOR + 2.500%	2.6997	(h)	3/04/2028	676,178
1,445,445	Brookfield WEC Holdings, Inc., Initial Term Loan (2021) (First Lien)	LIBOR + 2.750%	3.2500	(h)	7/31/2025	1,431,265
745,000	Brown Group Holdings, LLC, Term Loan B	LIBOR + 2.750%	2.8570	(h)	4/22/2028	742,206
963,378	BWay Holding Company, Initial Term Loan	LIBOR + 3.250%	3.4426	(h)	4/04/2024	932,218
735,114	Circor International, Inc., New Term Loan	LIBOR + 3.250%	4.2500	(h)	12/12/2024	732,816
275,000	CP Atlas Buyer, Inc. (aka American Bath), Term B Loan	LIBOR + 3.750%	4.2500	(h)	11/24/2027	274,764
507,779	CPG International, LLC (fka CPG International, Inc.) , New Term Loan	LIBOR + 2.500%	3.2500	(h)	5/04/2024	507,916
97,836	DG Investment Intermediate Holdings 2, Inc., Delayed Draw Term Loan (First Lien)	LIBOR + 3.750%	3.8570	(h)	4/01/2028	97,689
467,165	DG Investment Intermediate Holdings 2, Inc., Closing Date Initial Term Loan (First Lien)	LIBOR + 3.750%	4.5000	(h)	4/01/2028	466,464
284,288	DXP Enterprises, Inc., Initial Term Loan	LIBOR + 4.750%	5.7500	(h)	12/24/2027	285,709
333,325	Filtration Group Corporation, Series A Term Loan	LIBOR + 3.750%	4.5000	(h)	3/28/2025	333,742
1,248,321	Filtration Group Corporation, Initial Dollar Term Loan	LIBOR + 3.000%	3.1133	(h)	4/01/2025	1,237,597
708,578	Fluidra, S.A., Tranche B-1 USD Term Loan	LIBOR + 2.000%	2.1133	(h)	7/02/2025	703,929
1,077,334	Fort Dearborn Holding Company, Inc., Initial Term Loan (First Lien)	LIBOR + 4.000%	5.0000	(h)	10/20/2023	1,079,187
820,695	Gardner Denver, Inc., 2020 GDI Tranche B-2 Dollar Term Loan	LIBOR + 1.750%	1.8633	(h)	2/28/2027	811,121
1,250,831	Gates Global, LLC, Initial B-3 Dollar Term Loan	LIBOR + 2.750%	3.5000	(h)	4/01/2027	1,247,772
385,000	Gemini HDPE, LLC, 2027 Advance	LIBOR + 3.000%	3.5000	(h)	1/01/2028	384,881
594,720	GFL Environmental, Inc., 2020 Refinancing Term Loan	LIBOR + 3.000%	3.5000	(h)	5/30/2025	595,621
50,874	Hillman Group, Inc., The, Delayed Term Loan	LIBOR + 2.750%	2.8570	(h)	2/24/2028	50,690
250,555	Hillman Group, Inc., The, Term Loan B1	LIBOR + 2.750%	2.8570	(h)	2/24/2028	249,646
1,175,000	Kleopatra Finco S.a r.l., Facility B (USD)	LIBOR + 4.750%	5.2500	(h)	2/12/2026	1,173,895
827,925	LEB Holdings (USA), Inc., Initial Term Loan	LIBOR + 4.000%	4.7500	(h)	11/02/2027	830,856
441,668	Pactiv Evergreen, Inc., Tranche B-1 U.S. Term Loan	LIBOR + 2.750%	2.8633	(h)	2/04/2023	441,209
1,361,588	Pactiv Evergreen, Inc., Tranche B-2 U.S. Term Loan	LIBOR + 3.250%	3.3633	(h)	2/04/2026	1,351,376
709,655	Patriot Container Corporation (aka Wastequip), Closing Date Term Loan (First Lien)	LIBOR + 3.500%	4.5000	(h)	3/20/2025	706,699
490,000	PODS, LLC, Initial Term Loan	LIBOR + 3.000%	3.7500	(h)	4/01/2028	488,601
891,914	Spectrum Holdings III Corporation, Closing Date Term Loan (First Lien)	LIBOR + 3.250%	4.2500	(h)	2/01/2025	859,952
805,571	Star US Bidco, LLC, Initial Term Loan	LIBOR + 4.250%	5.2500	(h)	3/16/2027	801,881
1,305,162	Summit Materials, LLC, New Term Loan	LIBOR + 2.000%	2.1133	(h)	11/20/2024	1,303,256
989,397	Titan Acquisition Limited (aka Husky IMS International Ltd.), Initial Term Loan	LIBOR + 3.000%	3.2025	(h)	3/28/2025	970,559
781,215	TransDigm, Inc., Tranche E Refinancing Term Loan	LIBOR + 2.250%	2.3633	(h)	5/30/2025	772,766
1,066,091	TransDigm, Inc., Tranche F Refinancing Term Loan	LIBOR + 2.250%	2.3633	(h)	12/08/2025	1,054,236
489,716	TRC Companies, Inc., Refinancing Term Loan	LIBOR + 4.500%	5.2500	(h)	6/20/2024	489,104
135,425	Tricorbraun Holdings, Inc., Delayed Draw Term Loan (First Lien)	LIBOR + 3.250%	3.3570	(h)	1/28/2028	134,362
602,075	Tricorbraun Holdings, Inc., Closing Date Initial Term Loan (First Lien)	LIBOR + 3.250%	3.7500	(h)	3/04/2028	597,349
870,046	Trident TPI Holdings, Inc., Tranche B-1 Term Loan	LIBOR + 3.000%	4.0000	(h)	10/16/2024	866,378
512,104	U.S. Farathane, LLC, Term B-5 Loan	LIBOR + 4.250%	5.2500	(h)	12/24/2024	509,544
871,217	Vertiv Group Corporation (fka Cortes NP Acquisition Corporation), Term B Loan	LIBOR + 2.750%	2.8604	(h)	3/02/2027	867,562
						32,462,205
	TECHNOLOGY - 10.3%
1,621,779	Applied Systems, Inc., Closing Date Term Loan (First Lien)	LIBOR + 3.000%	3.5103	(h)	9/20/2024	1,617,530
192,894	Applied Systems, Inc., 2021 Term Loan (Second Lien)	LIBOR + 5.500%	6.2500	(h)	9/20/2025	195,023
456,494	Aston FinCo S.a r.l., Dollar Term Loan (First Lien)	LIBOR + 4.250%	4.3650	(h)	10/08/2026	454,212
235,000	athenahealth, Inc., Term B-1 Loan (First Lien)	LIBOR + 4.250%	4.4509	(h)	2/12/2026	236,116
295,500	Azalea TopCo, Inc., Initial Term Loan (First Lien)	LIBOR + 3.500%	3.6853	(h)	7/24/2026	293,394
469,663	Azalea TopCo, Inc., 2020 Incremental Term Loan (First Lien)	LIBOR + 4.000%	4.1070	(h)	7/24/2026	470,348
1,223,755	Boxer Parent Company, Inc. (aka BMC Software, Inc.), 2021 Replacement Dollar Term Loan	LIBOR + 3.750%	3.8633	(h)	10/02/2025	1,219,399
535,950	Cardtronics USA, Inc., Initial Term Loan	LIBOR + 4.000%	5.0000	(h)	6/28/2027	537,424
1,180,277	Dun & Bradstreet Corporation, The, Initial Term Borrowing	LIBOR + 3.250%	3.3610	(h)	2/06/2026	1,175,114
150,000	ECL Entertainment, LLC, Term Loan	LIBOR + 7.500%	7.6070	(h)	4/01/2028	153,375
805,950	Epicor Software Corporation (fka Eagle Parent, Inc.), Term C Loan	LIBOR + 3.250%	4.0000	(h)	7/30/2027	805,845
29,775	Everi Payments, Inc., Term Loan	LIBOR + 10.500%	11.2500	(h)	5/08/2024	31,115
966,571	Everi Payments, Inc., Term B Loan	LIBOR + 2.750%	3.5000	(h)	5/08/2024	961,134
1,050,000	Grab Holdings, Inc., Initial Term Loan	LIBOR + 4.500%	5.5000	(h)	1/28/2026	1,072,318
570,000	Greeneden U.S. Holdings I, LLC, Initial Dollar Term Loan (2020	LIBOR + 4.000%	4.7500	(h)	11/30/2027	571,924
821,224	Hyland Software, Inc., 2018 Refinancing Term Loan (First Lien)	LIBOR + 3.500%	4.2500	(h)	6/30/2024	822,933
723,747	NCR Corporation, Initial Term Loan (2019	LIBOR + 2.500%	2.6855	(h)	8/28/2026	713,795
386,970	Peraton Corporation, Term B Loan (First Lien)	LIBOR + 3.750%	4.5000	(h)	1/31/2028	387,320
681,030	Peraton Corporation, Delayed Draw Term Loan	LIBOR + 3.750%	3.8570	(h)	2/24/2028	681,647
360,000	Playtika Holding Corporation, Term B-1 Loan	LIBOR + 2.750%	2.8633	(h)	3/12/2028	358,538
525,000	Project Ruby Ultimate Parent Corporation (Mediware), Closing Date Term Loan (First Lien)	LIBOR + 3.250%	4.0000	(h)	3/10/2028	522,047
660,000	RealPage, Inc., Initial Term Loan (First Lien)	LIBOR + 3.250%	3.3570	(h)	2/18/2028	657,733
793,013	Sophia, L.P., Closing Date Term Loan	LIBOR + 3.750%	4.5000	(h)	10/08/2027	794,004
680,955	Tempo Acquisition, LLC, Extended Term Loan	LIBOR + 3.250%	3.7500	(h)	11/02/2026	681,166
280,000	ThoughtWorks, Inc., Incremental Term Loan	LIBOR + 3.250%	3.7500	(h)	3/24/2028	279,415
1,412,946	UKG, Inc., 2021 Incremental Term Loan (First Lien)	LIBOR + 3.250%	4.0000	(h)	5/04/2026	1,416,260

See accompanying notes which are an integral part of these financial statements.

DUNHAM FLOATING RATE BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal			Coupon
Amount ($)		Spread	Rate (%)		Maturity	Fair Value
	TERM LOANS - 97.0% (Continued)
	TECHNOLOGY - 10.3% (Continued)
30,000	UKG, Inc., Initial Term Loan (2020) (Second Lien)	LIBOR + 6.750%	7.5000	(h)	5/04/2027	$31,003
265,000	Ultra Clean Holdings, Inc., Second Amendment Term B Loan	LIBOR + 3.750%	3.8633	(h)	8/28/2025	265,497
245,000	Virtusa Corporation, Closing Date Term Loan	LIBOR + 4.250%	5.0000	(h)	2/12/2028	248,140
545,547	Waystar Technologies, Inc., Initial Term Loan (First Lien)	LIBOR + 4.000%	4.1132	(h)	10/22/2026	544,183
713,213	Weld North Education, LLC, 2020 Term Loan	LIBOR + 4.000%	4.7500	(h)	12/20/2027	713,883
						18,911,835

	UTILITIES - 1.5%
585,000	Astoria Energy LLC, Term B Advance (2020)	LIBOR + 3.500%	4.5000	(h)	12/10/2027	586,462
615,845	Calpine Construction Finance Company, L.P., Term B Loan	LIBOR + 2.000%	2.1133	(h)	1/16/2025	607,892
280,855	Calpine Corporation, Term Loan	LIBOR + 2.000%	2.1133	(h)	8/12/2026	277,549
695,623	Hamilton Projects Acquiror, LLC, Term Loan	LIBOR + 4.750%	5.7500	(h)	6/16/2027	696,058
470,678	Lightstone Holdco LLC, Refinancing Term B Loan	LIBOR + 3.750%	4.7500	(h)	1/30/2024	372,130
26,547	Lightstone Holdco LLC, Refinancing Term C Loan	LIBOR + 3.750%	4.7500	(h)	1/30/2024	20,989
425	PG&E Corporation, Loan	LIBOR + 4.500%	4.6070	(h)	6/24/2025	424
140,556	Pike Corporation, 2028 Initial Term Loan	LIBOR + 3.000%	3.1133	(h)	1/20/2028	140,204
106,687	Pike Corporation, 2028 Delayed Draw Term Loan	LIBOR + 3.000%	3.1070	(h)	1/21/2028	106,420
635,000	Texas Competitive Electric Holdings Co. LLC Escrow Bonds (e)		11.5000		5/03/2071	445
						2,808,573
	TOTAL TERM LOANS (Cost - $179,352,879)					179,029,996

	RIGHTS - 0.0% (i)
10,588	TRA Rights				11/22/2049	11,732
	TOTAL RIGHTS (Cost - $17,470)

	WARRANTS - 0.1%
14,903	iHeartMedia, Inc.				12/31/2049	264,528
	TOTAL WARRANTS (Cost - $287,609)

	SHORT-TERM INVESTMENT - 2.4%
	MONEY MARKET FUND - 2.4%
4,394,586	Fidelity Government Portfolio - Class Institutional, 0.01% (c)					4,394,586
	TOTAL SHORT-TERM INVESTMENT - (Cost - $4,394,586)

	COLLATERAL FOR SECURITIES LOANED - 1.0%
1,923,079	Mount Vernon Prime Portfolio, 0.11% (c)(g)					1,923,079
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $1,923,079)

	TOTAL INVESTMENTS - 105.4% (Cost - $196,239,009)					$194,580,715
	LIABILITIES IN EXCESS OF OTHER ASSETS - (5.4)%					(10,001,718)
	NET ASSETS - 100.0%					$184,578,997

ETF - Exchange Traded Fund

LIBOR - London Inter-bank Offered Rate

L.P. - Limited Partnership

LLC - Limited Liability Company

LLLP - Limited Liability Limited Partnership

LLP - Limited Liability Partnership

Ltd. - Limited Company

plc - Public Limited Company

REITs - Real Estate Investment Trusts

(a)	Non-Income producing security.

(b)	Security is in default.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2021

(d) -	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021 the total market value of 144A securities is $4,523,730 or 2.45% of net assets.

(e)	Fair Value estimated using fair value procedures adopted by Board of Trustees. Total Value of such securities is $942 or 0.0% of net assets as of April 30, 2021.

(f)	All or a portion of these securities are on loan. Total loaned securities had a value of $1,882,076 at April 30, 2021.

(g)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(h)	Variable Rate Security. Coupon Rate is as of April 30, 2021.

(i)	Percentage rounds to less than 0.1%.

Portfolio Composition * - (Unaudited)
Term Loans	92.0%	Collateral for Securities Loaned	1.0%
Corporate Bonds	3.2%	Common Stocks	0.3%
Short-Term Investments	2.3%	Warrants	0.1%
Exchange Traded Funds	1.1%	Rights	0.0%
		Total	100.0%

*	Based on total value of investments as of April 30, 2021 Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham High-Yield Bond Fund (Unaudited)
Message from the Sub-Adviser (PineBridge Investments LLC)

Asset Class Recap

High-yield bond spreads tightened in November and December as investors cheered clarity around the results of the U.S. presidential election, positive news flow on vaccine development and distribution, and ongoing optimism and passing of additional fiscal stimulus provided confidence of a stronger recovery in 2021. High-yield bonds rallied despite the continued surge in Covid-19 infections across the United States and Europe. Throughout the fiscal quarter, central banks around the world continued to provide support and reiterated that they will keep accommodative measures in place for the foreseeable future, effectively keeping rates low. Volatility surfaced in January but high-yield bonds were still able to eke out modest gains to close the first fiscal quarter given the continued vaccine rollout, better than anticipated corporate earnings, and further optimism around additional fiscal stimulus due to Democrats gaining full control of Congress. High-yield bonds continued to rally in early February but a sharp rise in Treasury rates capped the early gains. This trend continued in March as Treasury rates continued to spike amid expectations of a declining coronavirus epidemic, rising commodity prices, and a substantial fiscal package from Congress potentially leading to stronger growth and inflation in the years ahead. High-yield bonds rallied in April to close the second fiscal quarter, driven by both tighter spreads and lower Treasury rates amid dovish FOMC minutes. For the six-month period ending April 30, 2021, high-yield bonds, as measured by the ICE BofA US Cash Pay High-Yield Index, rose 8.0 percent. Despite the Federal Reserve’s commitment to keep rates low, the yield on the 5-year and 10-year U.S Treasury rose 46 basis point and 75 basis points, respectively, with the 10-year reaching its highest level since February 2020.

Allocation Review

Over the six-month period, security selection strongly contributed to Fund performance. Credit selection within the energy, communications, and consumer non-cyclical sectors were the largest contributors to positive Fund performance, while the credit selection from the REIT sector and the electric sector detracted. The Fund’s sector allocation also contributed to Fund performance over the fiscal period, albeit to a smaller degree than security selection. From a sector allocation perspective, an overweight to the transportation sector and underweight communications sector positively contributed to Fund performance, while the allocation to cash and the overweight to the basic industry sector detracted from Fund performance

Holdings Insights

The largest contributor to relative Fund performance over the fiscal quarter was security selection within the energy sector. One of the best performers within the sector and the Fund was Callon Petroleum Company 6.375% Due 07/01/2026 (13123XAZ5) (holding weight*: 0.42 percent), an independent oil and natural gas company. This credit surged 39.4 percent in the second fiscal quarter after jumping 170.2 percent in the first fiscal quarter. Another strong contributor from the energy sector was the PBF Holding Company LLC / PBF Finance Corporation 6% Due 02/15/2028 (69318FAJ7) (holding weight*: 0.40 percent), one of the largest independent petroleum refiners and suppliers, which increased 42.9 percent in the six-months ending April 30, 2021. Although the Energy sector as whole strongly contributed to Fund performance, some credits from this sector detracted from Fund performance. For example, Indigo Natural Resources LLC 5.375% Due 02/1/2029 (45569LAC5) (holding weight*: 0.45 percent), a natural gas producer, rose just 0.8 percent over the same time period.

Another sector that positively contributed to Fund performance was the consumer non-cyclical sector. One of the best performers within the sector was Coty Inc. 6.5% Due 4/15/2026 (222070AB0) (holding weight*: 0.61 percent), a multinational beauty company. This credit surged 32.6 percent as the company cut costs, improved on its ecommerce business, and undertook various strategic partnerships to enhance its brand portfolio. The Fund also received positive contributions from the more economically sensitive consumer cyclical sector, which is the largest sector weighting in both the Fund and index. As the economy continues towards normalcy, credits whose business models were inhibited by the pandemic and subsequent lockdowns continued to rebound. For example, cruise line operator NCL Corp. Ltd. 3.625% Due 12/15/2024 (62886HAP6) (holding weight*: 0.61 percent) increased 41.0 percent and American restaurant entertainment business Dave & Buster’s Inc. 7.625% Due 11/01/2025 (23833NAH7) (holding weight*: 0.49 percent) increased 14.2 percent. Airlines were also a beneficiary of the vaccine rollout and reopening of states as American Airlines Inc. 11.75% Due 07/15/2025 (023771S58) (holding weight*: 1.37 percent) increased 34.5 percent.

A sector that detracted from Fund was the exposure to the electric sector. The Sub-Adviser is confident in many of the credits within this sector’s long–term prospects but many experienced losses as a result of winter storms in Texas. This includes, Vistra Operations Company LLC 5% Due 07/31/2027 (92840VAF9) (holding weight*: 0.49 percent), a retail electricity and power generation company based in Irving, Texas. Vistra Operations released new estimates that the adverse impact of the storm in February will cost the company approximately $1.6 billion. This credit increased just 1.5 percent in the six-month period. Another position from the Fund that was adversely affected by the winter storms was Calpine Corporation 3.75% Due 03/1/2031 (131347CR5) (holding weight*: 0.53 percent), the largest generator of electricity from natural gas and geothermal resources in the U.S., as it declined 2.6 percent during the fiscal six-month period.

Sub-Adviser Outlook

The Sub-Adviser is optimistic for the coming fiscal quarter and year, but anticipates brief spikes in volatility. The Fund traversed a difficult technical environment amid rate volatility and outflows from the high-yield market as a whole, but inflows returned as rates stabilized. The asset class may experience more of these spells this summer if rates spike and investors rush to variable-rate bond allocations. By looking at a variety of valuation metrics, the Sub-Adviser believes returns for the asset class are likely to be less than coupon rates for the balance of the calendar year. It believes that valuations are fair but could tighten further, especially in double B and single B credits. The Sub-Adviser is not looking to add risk but also not currently reducing the risk exposure. Against this backdrop, the Sub-Adviser remains constructive on the high-yield bond market and continues to seek to add incremental returns at the issuer and security selection level as opposed to broad beta positioning.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/2021.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2021
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	7.65%	18.65%	6.57%	4.90%
Class A with load of 4.50%	2.85%	13.11%	5.36%	4.18%
Class A without load	7.67%	18.40%	6.33%	4.66%
Class C	7.42%	17.87%	5.82%	4.15%
Barclays U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index	6.66%	17.11%	7.17%	6.13%
Morningstar High-Yield Bond Category	7.92%	18.47%	6.03%	5.05%

(a)	Total Returns are calculated based on traded NAVs.

Barclays U.S. Corporate High-Yield Bond Ba/B 2% Issuer Capped Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the USD-denominated, high yield, fixed-rate corporate bond market. Investors cannot invest directly in an index or benchmark.

The Morningstar High-Yield Bond Category is generally representative of mutual funds that primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB (considered speculative for taxable bonds) and below.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.14% for Class N, 1.89% for Class C and 1.39% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 0.0%(a)
	OIL & GAS SERVICES & EQUIPMENT - 0.0%(a)
20,037	Hi-Crush, Inc.(b)	$3,406

	TOTAL COMMON STOCKS (Cost $888,498)	3,406

Principal		Coupon Rate
Amount ($)		(%)	Maturity
	CONVERTIBLE BONDS — 0.3%
	OIL & GAS SERVICES & EQUIPMENT — 0.3%
304,983	Hi-Crush, Inc.(c)	8.0000	04/09/26	304,983

	TOTAL CONVERTIBLE BONDS (Cost $304,983)			304,983

	CORPORATE BONDS — 95.5%
	ADVERTISING & MARKETING — 0.5%
520,000	Terrier Media Buyer, Inc.(c)	8.8750	12/15/27	565,500

	AEROSPACE & DEFENSE — 1.0%
625,000	Moog, Inc.(c)	4.2500	12/15/27	643,757
504,000	Spirit AeroSystems, Inc.(c)	7.5000	04/15/25	540,154
				1,183,911
	AUTOMOTIVE — 1.9%
690,000	Ford Motor Company	6.6250	10/01/28	811,268
105,000	Ford Motor Company	7.4500	07/16/31	135,264
1,029,000	Ford Motor Company	4.7500	01/15/43	1,041,219
200,000	Ford Motor Credit Company, LLC	2.9000	02/16/28	196,211
				2,183,962
	BIOTECH & PHARMA — 1.3%
240,000	Endo Dac / Endo Finance, LLC / Endo Finco, Inc.(c)	6.0000	06/30/28	182,725
250,000	Endo Luxembourg Finance Company I Sarl / Endo US,(c)	6.1250	04/01/29	247,813
200,000	Organon Finance 1, LLC(c)	4.1250	04/30/28	205,148
200,000	Organon Finance 1, LLC(c)	5.1250	04/30/31	207,770
547,000	Par Pharmaceutical, Inc.(c)	7.5000	04/01/27	576,401
				1,419,857

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.5% (Continued)
	CABLE & SATELLITE — 3.7%
865,000	Altice Financing S.A.(c)	5.0000	01/15/28	$854,909
435,000	Block Communications, Inc.(c)	4.8750	03/01/28	443,633
478,000	CCO Holdings, LLC / CCO Holdings Capital(c)	5.5000	05/01/26	493,894
378,000	CCO Holdings, LLC / CCO Holdings Capital(c)	5.0000	02/01/28	395,483
335,000	CCO Holdings, LLC / CCO Holdings Capital(c)	5.3750	06/01/29	364,148
390,000	CSC Holdings, LLC(c)	5.5000	04/15/27	409,550
590,000	CSC Holdings, LLC(c)	5.3750	02/01/28	621,647
551,000	UPC Broadband Finco BV(c)	4.8750	07/15/31	549,744
				4,133,008
	CHEMICALS — 2.0%
535,000	Consolidated Energy Finance S.A.(c)	6.8750	06/15/25	538,009
502,000	Methanex Corporation	5.1250	10/15/27	530,755
387,000	Minerals Technologies, Inc.(c)	5.0000	07/01/28	406,737
423,000	OCI N.V.(c)	5.2500	11/01/24	440,303
352,000	Trinseo Materials Operating SCA / Trinseo(c)	5.1250	04/01/29	358,017
				2,273,821
	COMMERCIAL SUPPORT SERVICES — 4.3%
205,000	Brink’s Company (The)(c)	5.5000	07/15/25	216,659
340,000	Brink’s Company (The)(c)	4.6250	10/15/27	355,088
506,000	Covanta Holding Corporation	5.0000	09/01/30	519,915
510,000	Garda World Security Corporation(c)	4.6250	02/15/27	510,638
610,000	Harsco Corporation(c)	5.7500	07/31/27	644,712
380,000	Korn Ferry(c)	4.6250	12/15/27	397,043
379,000	Prime Security Services Borrower, LLC / Prime(c)	5.2500	04/15/24	405,323
540,000	Prime Security Services Borrower, LLC / Prime(c)	5.7500	04/15/26	590,895
505,000	Sotheby’s(c)	7.3750	10/15/27	544,945
630,000	TriNet Group, Inc.(c)	3.5000	03/01/29	615,825
				4,801,043
	CONSTRUCTION MATERIALS — 0.4%
505,000	Standard Industries, Inc.(c)	3.3750	01/15/31	472,718

	CONTAINERS & PACKAGING — 1.7%
479,000	Cascades, Inc./Cascades USA, Inc.(c)	5.3750	01/15/28	499,851
524,000	Intertape Polymer Group, Inc.(c)	7.0000	10/15/26	551,410

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.5% (Continued)
	CONTAINERS & PACKAGING — 1.7% (Continued)
288,000	Silgan Holdings, Inc.	4.7500	03/15/25	$293,344
525,000	Trivium Packaging Finance BV(c)	8.5000	08/15/27	563,685
				1,908,290
	ELECTRIC UTILITIES — 2.9%
620,000	Calpine Corporation(c)	3.7500	03/01/31	593,452
539,000	Clearway Energy Operating, LLC	5.0000	09/15/26	557,528
550,000	NextEra Energy Operating Partners, L.P.(c)	4.2500	07/15/24	584,155
176,000	NRG Energy Inc(c)	3.3750	02/15/29	172,688
510,000	NRG Energy Inc B(c)	3.6250	02/15/31	500,309
317,000	Talen Energy Supply, LLC(c)	6.6250	01/15/28	319,515
535,000	Vistra Operations Company, LLC(c)	5.0000	07/31/27	554,945
				3,282,592
	ENGINEERING & CONSTRUCTION — 0.4%
395,000	VM Consolidated, Inc.(c)	5.5000	04/15/29	402,187

	ENTERTAINMENT CONTENT — 1.5%
695,000	Banijay Entertainment S.A.SU(c)	5.3750	03/01/25	719,759
74,000	Univision Communications, Inc.(c)	5.1250	02/15/25	75,347
811,000	Univision Communications, Inc.(c)	6.6250	06/01/27	879,936
				1,675,042
	FOOD — 3.3%
550,000	Dole Food Company, Inc.(c)	7.2500	06/15/25	562,317
208,000	Herbalife Nutrition Ltd. / HLF Financing, Inc.(c)	7.8750	09/01/25	226,671
497,000	HLF Financing Sarl, LLC / Herbalife International(c)	7.2500	08/15/26	519,986
205,000	Kraft Heinz Foods Company	4.8750	10/01/49	235,416
210,000	Land O’ Lakes, Inc.(c)	7.0000	12/29/49	215,513
484,000	Land O’Lakes Capital Trust I(c)	7.4500	03/15/28	566,279
520,000	Pilgrim’s Pride Corporation(c)	5.8750	09/30/27	552,500
570,000	Post Holdings, Inc.(c)	4.5000	09/15/31	566,608
381,000	Simmons Foods, Inc./Simmons Prepared Foods(c)	4.6250	03/01/29	384,414
				3,829,704
	HEALTH CARE FACILITIES & SERVICES — 5.4%
357,000	Acadia Healthcare Company, Inc.(c)	5.5000	07/01/28	377,552
96,000	Acadia Healthcare Company, Inc.(c)	5.0000	04/15/29	99,514

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.5% (Continued)
	HEALTH CARE FACILITIES & SERVICES — 5.4% (Continued)
280,000	Catalent Pharma Solutions, Inc.(c)	5.0000	07/15/27	$293,423
75,000	Catalent Pharma Solutions, Inc.(c)	3.1250	02/15/29	72,659
500,000	CHS/Community Health Systems, Inc.(c)	5.6250	03/15/27	530,893
272,000	CHS/Community Health Systems, Inc.(c)	6.8750	04/15/29	284,636
850,000	DaVita, Inc.(c)	4.6250	06/01/30	861,688
1,040,000	HCA, Inc.	3.5000	09/01/30	1,069,613
101,000	Jaguar Holding Company II / PPD Development, L.P.(c)	4.6250	06/15/25	106,295
380,000	Jaguar Holding Company II / PPD Development, L.P.(c)	5.0000	06/15/28	414,865
370,000	Legacy LifePoint Health, LLC(c)	4.3750	02/15/27	370,474
500,000	Team Health Holdings, Inc.(c),(d)	6.3750	02/01/25	443,750
525,000	Tenet Healthcare Corporation	4.6250	07/15/24	533,584
656,000	Tenet Healthcare Corporation(c)	6.1250	10/01/28	693,064
				6,152,010
	HOME CONSTRUCTION — 0.9%
464,000	Griffon Corporation	5.7500	03/01/28	496,164
489,000	Mattamy Group Corporation(c)	5.2500	12/15/27	513,756
				1,009,920
	HOUSEHOLD PRODUCTS — 2.0%
665,000	Clearwater Paper Corporation(c)	4.7500	08/15/28	672,145
680,000	Coty, Inc. Series 144A(c)	6.5000	04/15/26	686,151
500,000	Edgewell Personal Care Company(c)	4.1250	04/01/29	499,803
410,000	Energizer Holdings, Inc.(c)	4.3750	03/31/29	407,462
				2,265,561
	INDUSTRIAL SUPPORT SERVICES — 0.9%
620,000	Ahern Rentals, Inc.(c)	7.3750	05/15/23	558,388
520,000	H&E Equipment Services, Inc. Series 144A B(c)	3.8750	12/15/28	508,300
				1,066,688
	INSTITUTIONAL FINANCIAL SERVICES — 0.9%
575,000	Aretec Escrow Issuer, Inc.(c)	7.5000	04/01/29	589,921
422,000	LPL Holdings, Inc.(c)	4.0000	03/15/29	422,000
				1,011,921
	INSURANCE — 0.3%
274,000	NMI Holdings, Inc.(c)	7.3750	06/01/25	315,496

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.5% (Continued)
	INTERNET MEDIA & SERVICES — 0.6%
660,000	GrubHub Holdings, Inc.(c)	5.5000	07/01/27	$694,723

	LEISURE FACILITIES & SERVICES — 7.8%
289,000	Brinker International, Inc.(c)	5.0000	10/01/24	302,995
630,000	Caesars Entertainment, Inc.(c)	6.2500	07/01/25	670,603
104,000	Carnival Corporation(c)	7.6250	03/01/26	114,012
685,000	Carnival Corporation(c)	5.7500	03/01/27	723,106
575,000	CEC Entertainment Company, LLC(c)	6.7500	05/01/26	571,579
510,000	Dave & Buster’s, Inc.(c)	7.6250	11/01/25	551,625
452,000	Genting New York, LLC / GENNY Capital, Inc. B(c)	3.3000	02/15/26	451,443
480,000	Hilton Grand Vacations Borrower, LLC / Hilton	6.1250	12/01/24	505,150
410,000	Live Nation Entertainment, Inc.(c)	4.7500	10/15/27	414,226
90,000	Live Nation Entertainment, Inc.(c)	3.7500	01/15/28	89,785
429,000	Melco Resorts Finance Ltd.(c)	5.3750	12/04/29	457,550
710,000	NCL Corp Ltd. B(c)	3.6250	12/15/24	682,451
187,000	NCL Corporation Ltd.(c)	5.8750	03/15/26	195,694
126,000	Royal Caribbean Cruises Ltd.(c)	5.5000	04/01/28	132,294
445,000	SeaWorld Parks & Entertainment, Inc.(c)	8.7500	05/01/25	482,547
550,000	Silversea Cruise Finance Ltd.(c)	7.2500	02/01/25	569,883
76,000	Viking Ocean Cruises Ship VII Ltd.(c)	5.6250	02/15/29	77,471
680,000	VOC Escrow Ltd.(c)	5.0000	02/15/28	694,449
517,000	Wyndham Destinations, Inc.	5.7500	04/01/27	579,733
515,000	Wynn Macau Ltd.(c)	5.1250	12/15/29	524,927
				8,791,523
	METALS & MINING — 3.3%
327,000	Cleveland-Cliffs, Inc.(d)	5.7500	03/01/25	337,628
200,000	Cleveland-Cliffs, Inc.(c)	6.7500	03/15/26	217,250
473,000	Cleveland-Cliffs, Inc.(c)	4.6250	03/01/29	482,533
86,000	Cleveland-Cliffs, Inc.(c)	4.8750	03/01/31	87,666
223,000	First Quantum Minerals Ltd. B(c)	6.8750	03/01/26	234,680
469,000	FMG Resources August 2006 Pty Ltd. B(c)	4.5000	09/15/27	510,464
282,000	FMG Resources August 2006 Pty Ltd.(c)	4.3750	04/01/31	293,311
260,000	Freeport-McMoRan, Inc.	4.1250	03/01/28	274,686
123,000	Freeport-McMoRan, Inc.	4.3750	08/01/28	131,303

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.5% (Continued)
	METALS & MINING — 3.3% (Continued)
352,000	Freeport-McMoRan, Inc.	5.2500	09/01/29	$390,690
260,000	Freeport-McMoRan, Inc.	4.2500	03/01/30	279,834
525,000	Mineral Resources Ltd.(c)	8.1250	05/01/27	582,771
				3,822,816
	OIL & GAS PRODUCERS — 14.4%
775,000	Antero Midstream Partners, L.P. / Antero Midstream(c)	5.7500	01/15/28	790,716
405,000	Apache Corporation	4.3750	10/15/28	413,596
309,000	Apache Corporation	4.7500	04/15/43	307,246
429,000	Buckeye Partners, L.P.(c)	4.5000	03/01/28	430,094
550,000	California Resources Corporation(c)	7.1250	02/01/26	564,193
544,000	Callon Petroleum Company	6.3750	07/01/26	474,017
248,000	Cheniere Energy Partners, L.P.	4.5000	10/01/29	259,291
360,000	Cheniere Energy, Inc.(c)	4.6250	10/15/28	375,804
284,000	Continental Resources Inc/OK(c)	5.7500	01/15/31	329,805
117,000	Continental Resources, Inc.	4.3750	01/15/28	127,506
296,000	DCP Midstream Operating, L.P.	5.6250	07/15/27	323,885
132,000	DCP Midstream Operating, L.P.(c)	6.7500	09/15/37	151,140
235,000	DCP Midstream Operating, L.P.	5.6000	04/01/44	242,050
605,000	eG Global Finance plc(c)	6.7500	02/07/25	623,752
270,000	Endeavor Energy Resources, L.P. / EER Finance,(c)	5.7500	01/30/28	288,564
893,000	Genesis Energy, L.P. / Genesis Energy Finance	5.6250	06/15/24	894,673
325,000	Genesis Energy, L.P. / Genesis Energy Finance	6.5000	10/01/25	327,031
307,000	Genesis Energy, L.P. / Genesis Energy Finance	8.0000	01/15/27	316,669
677,000	Harvest Midstream I, L.P.(c)	7.5000	09/01/28	731,417
234,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(c)	5.7500	02/01/29	238,646
479,000	Hilcorp Energy I, L.P. / Hilcorp Finance Company(c)	6.0000	02/01/31	494,582
714,000	Holly Energy Partners, L.P. / Holly Energy Finance(c)	5.0000	02/01/28	738,544
450,000	Independence Energy Finance, LLC(c)	7.2500	05/01/26	452,250
514,000	Indigo Natural Resources, LLC(c)	5.3750	02/01/29	510,788
693,000	MEG Energy Corporation(c)	6.5000	01/15/25	716,822
321,000	MEG Energy Corporation(c)	7.1250	02/01/27	343,159
477,000	Murphy Oil Corporation	6.3750	07/15/28	484,751
405,000	Murphy Oil USA, Inc.	4.7500	09/15/29	425,756
110,000	Murphy Oil USA, Inc.(c)	3.7500	02/15/31	108,488

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.5% (Continued)
	OIL & GAS PRODUCERS — 14.4% (Continued)
650,000	NGL Energy Operating, LLC / NGL Energy Finance(c)	7.5000	02/01/26	$681,688
152,000	NuStar Logistics, L.P.	5.7500	10/01/25	163,780
379,000	NuStar Logistics, L.P.	6.3750	10/01/30	417,848
326,000	Occidental Petroleum Corporation	5.8750	09/01/25	356,563
503,000	Occidental Petroleum Corporation	6.3750	09/01/28	564,009
251,000	Occidental Petroleum Corporation	6.1250	01/01/31	279,551
595,000	PBF Holding Company, LLC / PBF Finance Corporation	6.0000	02/15/28	450,341
302,000	Range Resources Corporation(c)	8.2500	01/15/29	328,013
427,000	Targa Resources Partners, L.P. / Targa Resources(c)	4.8750	02/01/31	446,909
				16,173,937
	OIL & GAS SERVICES & EQUIPMENT — 1.2%
463,000	Archrock Partners, L.P. / Archrock Partners(c)	6.8750	04/01/27	493,891
397,000	ChampionX Corporation	6.3750	05/01/26	417,271
437,000	USA Compression Partners, L.P. / USA Compression	6.8750	04/01/26	458,824
				1,369,986
	PUBLISHING & BROADCASTING — 1.4%
735,000	Belo Corporation	7.7500	06/01/27	870,258
235,000	Belo Corporation	7.2500	09/15/27	274,612
395,000	Gray Television, Inc.(c)	4.7500	10/15/30	395,494
				1,540,364
	REAL ESTATE INVESTMENT TRUSTS — 3.7%
604,000	CTR Partnership, L.P. / CareTrust Capital	5.2500	06/01/25	624,080
150,000	ESH Hospitality, Inc.(c)	5.2500	05/01/25	153,233
355,000	ESH Hospitality, Inc.(c)	4.6250	10/01/27	376,756
621,000	HAT Holdings I, LLC / HAT Holdings II, LLC(c)	5.2500	07/15/24	642,692
513,000	MGM Growth Properties Operating Partnership, L.P.	5.7500	02/01/27	574,080
419,000	MPT Operating Partnership, L.P. / MPT Finance	5.0000	10/15/27	441,521
223,000	MPT Operating Partnership, L.P. / MPT Finance	3.5000	03/15/31	222,808
520,000	Park Intermediate Holdings, LLC / PK Domestic(c)	5.8750	10/01/28	552,539
121,000	Service Properties Trust	5.2500	02/15/26	121,660
96,000	Service Properties Trust	4.7500	10/01/26	93,791
46,000	Service Properties Trust	5.5000	12/15/27	48,453

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.5% (Continued)
	REAL ESTATE INVESTMENT TRUSTS — 3.7% (Continued)
65,000	Service Properties Trust	4.9500	10/01/29 $	62,928
374,000	Service Properties Trust	4.3750	02/15/30	347,794
				4,262,335
	REAL ESTATE OWNERS & DEVELOPERS — 0.4%
438,000	Kennedy-Wilson, Inc.	4.7500	03/01/29	453,352

	REAL ESTATE SERVICES — 0.5%
416,000	Cushman & Wakefield US Borrower, LLC(c)	6.7500	05/15/28	446,420
74,000	Newmark Group, Inc.	6.1250	11/15/23	80,799
				527,219
	RENEWABLE ENERGY — 0.4%
485,000	EnerSys(c)	5.0000	04/30/23	508,947

	RETAIL - CONSUMER STAPLES — 0.5%
88,000	Albertsons Companies Inc / Safeway Inc / New	5.7500	03/15/25	90,585
440,000	Albertsons Companies Inc / Safeway Inc / New(c)	4.6250	01/15/27	458,150
				548,735
	RETAIL - DISCRETIONARY — 0.8%
266,000	Avis Budget Car Rental, LLC / Avis Budget Finance,(c)	5.7500	07/15/27	281,129
138,000	Avis Budget Car Rental, LLC / Avis Budget Finance,(c)	5.3750	03/01/29	143,865
287,000	Carvana Company(c)	5.5000	04/15/27	290,816
203,000	LCM Investments Holdings II, LLC(c)	4.8750	05/01/29	207,907
				923,717
	SEMICONDUCTORS — 0.2%
230,000	ON Semiconductor Corporation(c)	3.8750	09/01/28	237,056

	SOFTWARE — 1.6%
345,000	Camelot Finance S.A.(c)	4.5000	11/01/26	357,506
477,000	Donnelley Financial Solutions, Inc.(d)	8.2500	10/15/24	500,850
395,000	Rackspace Technology Global, Inc.(c)	3.5000	02/15/28	383,644
520,000	SS&C Technologies, Inc.(c)	5.5000	09/30/27	553,085
				1,795,085

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.5% (Continued)
	SPECIALTY FINANCE — 7.4%
570,000	AerCap Global Aviation Trust(c)	ICE LIBOR USD 3 Month + 4.300%	6.5000	06/15/45	$607,763
555,000	Alliance Data Systems Corporation(c)		4.7500	12/15/24	570,776
921,000	Enova International, Inc.(c)		8.5000	09/01/24	949,684
566,000	Fairstone Financial, Inc.(c)		7.8750	07/15/24	594,594
512,000	FirstCash, Inc.(c)		4.6250	09/01/28	526,774
123,000	Freeport-McMoRan, Inc.		4.6250	08/01/30	135,915
781,000	Genworth Mortgage Holdings, Inc.(c)		6.5000	08/15/25	849,072
331,000	goeasy Ltd.(c)		5.3750	12/01/24	343,413
324,000	goeasy Ltd.(c)		4.3750	05/01/26	328,455
677,000	Ladder Capital Finance Holdings LLLP / Ladder(c)		4.2500	02/01/27	665,505
138,000	LD Holdings Group, LLC(c)		6.5000	11/01/25	145,565
263,000	OneMain Finance Corporation		6.8750	03/15/25	299,163
89,000	OneMain Finance Corporation		5.3750	11/15/29	96,075
475,000	Pattern Energy Operations, L.P. / Pattern Energy(c)		4.5000	08/15/28	482,125
342,000	Quicken Loans, LLC / Quicken Loans Co-Issuer, Inc.(c)		3.6250	03/01/29	334,091
101,000	Starwood Property Trust, Inc.(c)		5.5000	11/01/23	106,176
588,000	Starwood Property Trust, Inc.		4.7500	03/15/25	613,725
					8,458,024
	STEEL — 1.1%
542,000	Commercial Metals Company		3.8750	02/15/31	542,743
627,000	SunCoke Energy Partners, L.P. / SunCoke Energy(c)		7.5000	06/15/25	654,208
					1,196,951
	TECHNOLOGY HARDWARE — 2.4%
358,000	Diebold Nixdorf, Inc.(d)		8.5000	04/15/24	366,055
181,000	Diebold Nixdorf, Inc.(c)		9.3750	07/15/25	201,928
472,000	Imola Merger Corporation(c)		4.7500	05/15/29	490,743
715,000	Ingram Micro, Inc.		5.4500	12/15/24	817,774
550,000	NCR Corporation(c)		5.1250	04/15/29	566,500
234,000	TTM Technologies, Inc.(c)		4.0000	03/01/29	234,585
					2,677,585
	TECHNOLOGY SERVICES — 1.9%
192,000	Ahead DB Holdings, LLC(c)		6.6250	05/01/28	195,604

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.5% (Continued)
	TECHNOLOGY SERVICES — 1.9% (Continued)
395,000	Banff Merger Sub, Inc.(c)	9.7500	09/01/26	$420,675
855,000	MPH Acquisition Holdings, LLC(c),(d)	5.7500	11/01/28	843,311
255,000	Nielsen Finance, LLC / Nielsen Finance Company(c)	5.6250	10/01/28	272,213
402,000	Nielsen Finance, LLC / Nielsen Finance Company(c)	5.8750	10/01/30	440,693
				2,172,496
	TELECOMMUNICATIONS — 5.2%
720,000	Altice France Holding S.A.(c)	6.0000	02/15/28	716,180
380,000	Altice France S.A.(c)	7.3750	05/01/26	394,459
345,000	Altice France S.A.(c)	5.1250	07/15/29	345,900
360,000	Cablevision Lightpath, LLC(c)	3.8750	09/15/27	355,500
122,000	CenturyLink, Inc.	7.5000	04/01/24	136,678
410,000	CenturyLink, Inc.(c)	5.1250	12/15/26	430,666
294,000	Cogent Communications Group, Inc.(c)	3.5000	05/01/26	294,000
680,000	Connect Finco S.A.RL / Connect US Finco, LLC(c)	6.7500	10/01/26	711,246
505,000	Frontier Communications Corporation(c)	5.0000	05/01/28	516,602
660,000	Hughes Satellite Systems Corporation	6.6250	08/01/26	731,511
302,000	Telesat Canada / Telesat, LLC(c)	4.8750	06/01/27	295,960
639,000	Telesat Canada / Telesat, LLC(c)	6.5000	10/15/27	628,616
391,000	Zayo Group Holdings, Inc.(c)	6.1250	03/01/28	404,122
				5,961,440
	TRANSPORTATION & LOGISTICS — 3.3%
1,225,000	American Airlines, Inc.(c)	11.7500	07/15/25	1,535,843
159,317	American Airlines, Inc./AAdvantage Loyalty IP Ltd.(c)	5.5000	04/20/26	167,482
127,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd.(c)	5.7500	04/20/29	136,239
650,000	Cargo Aircraft Management, Inc.(c)	4.7500	02/01/28	666,406
176,000	Delta Air Lines, Inc.(c)	7.0000	05/01/25	204,694
368,417	Hawaiian Brand Intellectual Property Ltd. /(c)	5.7500	01/20/26	389,601
167,458	UAL 2007-1 Pass Through Trust Series 2017-1 Class A	6.6360	07/02/22	173,319
110,000	United Airlines Holdings, Inc.(d)	4.8750	01/15/25	111,719
271,000	United Airlines, Inc.(c)	4.3750	04/15/26	281,561
93,000	United Airlines, Inc.(c)	4.6250	04/15/29	96,762
				3,763,626

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	CORPORATE BONDS — 95.5% (Continued)
	TRANSPORTATION EQUIPMENT — 0.8%
505,000	Allison Transmission Inc B(c)	3.7500	01/30/31	$487,956
380,000	JB Poindexter & Company, Inc.(c)	7.1250	04/15/26	402,325
				890,281
	WHOLESALE - CONSUMER STAPLES — 0.9%
520,000	C&S Group Enterprises, LLC(c)	5.0000	12/15/28	518,024
450,000	Performance Food Group, Inc.(c)	5.5000	10/15/27	475,052
				993,076

	WHOLESALE - DISCRETIONARY — 0.4%
475,000	KAR Auction Services, Inc.(c)	5.1250	06/01/25	482,215

	TOTAL CORPORATE BONDS (Cost $103,584,362)			108,198,720

Shares
	COLLATERAL FOR SECURITIES LOANED - 2.2%
2,481,100	HSBC US Government Money Market Fund - Class I, 0.03%(e)(f) (Cost $2,481,100)	2,481,100

	TOTAL INVESTMENTS - 98.0% (Cost $107,258,943)	$110,988,209
	OTHER ASSETS IN EXCESS OF LIABILITIES- 2.0%	2,226,412
	NET ASSETS - 100.0%	$113,214,621

LIBOR	- London Inter-bank Offered Rate

LLC	- Limited Liability Company

LP	- Limited Partnership

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

S/A	- Société Anonyme

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements.

DUNHAM HIGH-YIELD BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021 the total market value of 144A securities is 82,455,547 or 72.8% of net assets.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $2,432,452 at April 30, 2021.

(e)	Rate disclosed is the seven day effective yield as of April 30, 2021.

(f)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Ba3	21.5%	Other/Not Rated	4.4%
B2	17.9%	Caa2	2.6%
B1	17.1%	Collateral for Securities Loaned	2.2%
Ba2	12.4%	Caa3	0.9%
Ba1	7.3%	C	0.4%
B3	7.0%	Baa3	0.2%
Caa1	5.9%	Baa2	0.2%
		Total	100.0%

*	Based on total value of investments as of April 30, 2021. Bond Ratings provided by Moody’s Ratings.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham International Opportunity Bond Fund (Unaudited)
Message from the Sub-Adviser (Stone Harbor Investment Partners LP)

Asset Class Recap

Along with an uptick in economic activity around the globe came inflation concerns. Bond investors broadly sold long duration bonds, as many anticipated that interest rate increases would eventually be needed to help curtail future surges in inflation. Therefore, the yield on the 10-year U.S. Treasury rose from 0.87 percent at the beginning of the fiscal year to 1.63 percent at the end of April. As the 10-year U.S. Treasury yield serves as a benchmark rate for many other countries, foreign bonds, as measured by the Bloomberg Barclays Global Aggregate Bond ex-US Index Hedged, also adjusted. As a result, when the 10-year U.S. Treasury saw its return tumble 6.3 percent during the six-month period, foreign bonds saw their returns subdued, eking out a positive 0.7 percent. Although all eyes seem to have been on U.S. monetary policy, the European Central Bank also agreed to maintain its accommodative monetary policy stance. With both Europe and the U.S. promising to keep short-term rates low, yield curve steepening appeared to be the only near-term threat to investment-grade bonds. European high-yield bonds, on the other hand, were able to produce a positive showing in the six-month period due to a higher general appetite for yield and overall lower concern for credit risk. During the six-month period, European high-yield bonds, as measured by the Bloomberg Barclays Pan-European High-Yield Total Return Index, increased 7.9 percent. Emerging market debt followed a similar pattern, with the primarily investment-grade JP Morgan EMBI Global Total Return Index increasing 2.5 percent, while the JP Morgan Emerging Market High-Yield Bond Index surged 8.3 percent.

Allocation Review

The Sub-Adviser maintained a higher allocation to foreign corporate bonds, with close to 60 percent of the Fund invested in corporate bonds. Within the corporate bond allocation, the Fund had approximately half in developed markets and half in emerging markets countries. The Fund’s exposure to emerging markets debt overall remained slightly higher than 50 percent, leaving the balance in developed markets. The Sub-Adviser retained a 52 percent allocation to investment-grade bonds and a 48 percent allocation to high-yield bonds. Most of the high-yield bond exposure was through emerging markets, as only 10 percent of the 48 percent high-yield allocation was in developed market high-yield. In regard to country exposure, the largest emerging market exposures continued to be broadly diversified across nearly 40 countries, but the largest weightings were to Mexico, Egypt, and Russia. Overall, the Fund’s allocation to emerging markets debt benefitted relative performance, as did the exposure to high-yield bonds. During the six-month period, the Fund did not hold any derivatives that materially affected performance.

Holdings Insights

As the Fund maintained a significant overweight to emerging markets debt, some of the Fund’s largest holdings were also from emerging markets countries. For example, some of the Fund’s largest holdings included Eskom Holding SOC Ltd. 6.75% 8/6/2023 (29646AAA4) (holding weight*: 1.95 percent), a South African public utility, Metinvest BV 7.75% 10/17/2029 (591555AF4) (holding weight*: 2.05 percent), a metals and mining company based in Ukraine, and DP World Salaam 6% perpetual (BMFQ8R9) (holding weight*: 1.90 percent), a port operator in the United Arab Emirates. The Eskom and Metinvest bonds have both been prevalent holdings in the Fund since before the start of the fiscal year, but the DP World Salaam bond was added in the second fiscal quarter. While the Metinvest and Eskom bonds returned significant gains during the six-month period of 16.0 percent and 13.5 percent, respectively, the DP World Salaam bond returned 3.7 percent since it was added during the period. Although smaller positions within the Fund, some of the other holdings within emerging markets detracted from Fund performance since the start of the fiscal year. Specifically, the Mexican Bonos 7.75% 11/13/2042 (B7V21L1) (holding weight*: 0.56 percent) and the Colombian TES 6% 4/28/2028 (B8CLGQ4) (holding weight*: 0.54 percent) each posted negative returns for the six-month period, declining 3.1 percent and 3.0 percent, respectively.

Within developed markets bonds, the Fund continued to experience mixed results, as it was the source of some modest contributors as well as detractors. For example, the largest holdings were the Italy Buoni Poliennali Del Tesoro 2.45% 9/1/2033 (BYMZ293) (holding weight*: 1.24 percent) and the Spain Government Bond 2.7% 10/31/2048 (BFX1703) (holding weight*: 0.55 percent) which declined 1.2 percent and 8.8 percent, respectively during the six-month period ended April 30, 2021. However, one of the strongest performers within the Fund since the start of the fiscal year was also in developed Europe. The United Kingdom-based Tullow Oil plc 7% 3/1/2025 (89941SAE3) (holding weight*: 1.94 percent) surged close to 70 percent, as Tullow was able to pursue enhanced operations in Ghana, the prospects of which were uncertain and had previously weighed heavily on the bond price. This strong return combined with its higher weighting in the Fund resulted in the Tullow holding being the largest contributor to overall Fund performance during the six-month period.

Sub-Adviser Outlook

As global economies enter varying stages of recovery from the pandemic, the Sub-Adviser continues to seek opportunities across both developed and emerging markets. The Sub-Adviser evaluates both the sovereign debt as well as the corporate offerings within each country, weighing the valuations within a risk construct. While the Sub-Adviser does not believe that central banks will begin aggressively reversing course on their currently eased monetary policies, it does believe that some will move in the intermediate-term to stave off out-of-control inflation. Similarly, the Sub-Adviser is cautious about some bond market sectors, such as the lowest rated high-yield bonds, that have seen an outsized run-up in recent months. The Sub-Adviser believes that by identifying individual opportunities through their rigorous fundamental credit analysis as well as retaining the ability to actively navigate credit quality and sector exposures across countries, will allow the Fund to take advantage of opportunities that continue to emerge.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/2021.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2021

				Annualized
	Six		Annualized	Since Inception
	Months	One Year	Five Years	(11/1/13)
Class N	3.82%	16.01%	0.44%	(0.17)%
Class A with load of 4.50%	(0.91)%	10.60%	(0.71)%	(1.02)%
Class A without load	3.74%	15.77%	0.21%	(0.41)%
Class C	3.47%	15.23%	(0.31)%	(0.92)%
Bloomberg Barclays Global ex-US Aggregate Bond Index Unhedged	(1.38)%	(0.07)%	3.26%	3.89%
Morningstar World Bond Category	1.56%	8.17%	3.11%	2.40%

(a)	Total Returns are calculated based on traded NAVs.

The Bloomberg Barclays Global ex US Aggregate Bond Index Unhedged is designed to be a broad-based measure of the global investment-grade, fixed rate, fixed income corporate markets outside the United States. Investors cannot invest directly in an index or benchmark.

The Morningstar World Bond Category is generally representative of funds that invest at least 40% of bonds in foreign markets.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.61% for Class N, 2.36% for Class C and 1.86% for Class A. Class A shares are subject to a sales load of 4.50% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2021

Principal Amount ($)			Spread	Coupon Rate (%)	Maturity	Fair Value
		ASSET BACKED SECURITIES — 0.1%
		RESIDENTIAL MORTGAGE — 0.1%
62,669	EUR	Bankinter 10 FTA(a)	EUR003M + 0.160%	—	06/21/43	$75,371
26,543	EUR	Fondo de Titulizacion de Activos Santander(a)	EUR003M + 0.150%	—	01/18/49	31,864
		TOTAL ASSET BACKED SECURITIES (Cost $94,720)				107,235

		CORPORATE BONDS — 61.6%
		AEROSPACE & DEFENSE — 0.7%
250,000	EUR	Airbus S.E.		2.3750	06/09/40	342,900
100,000	EUR	Rolls-Royce plc(b)		4.6250	02/16/26	130,257
						473,157
		ASSET MANAGEMENT — 0.5%
300,000	EUR	JAB Holdings BV		1.0000	12/20/27	370,801

		AUTOMOTIVE — 2.5%
300,000	EUR	Daimler A.G.		0.7500	02/08/30	367,345
100,000	EUR	Faurecia S.E.		3.1250	06/15/26	124,834
200,000	EUR	Fiat Chrysler Automobiles N.V.		3.8750	01/05/26	277,449
300,000	USD	Hyundai Capital America(b)		1.3000	01/08/26	295,245
300,000	USD	Nissan Motor Company Ltd.(b)		3.5220	09/17/25	320,932
35,000	USD	Uzauto Motors AJ		4.8500	05/04/26	35,350
200,000	EUR	Volkswagen International Finance N.V.		1.8750	03/30/27	261,764
100,000	EUR	ZF Finance GmbH		3.7500	09/21/28	131,657
						1,814,576
		BANKING — 8.5%
250,000	USD	AIB Group plc(b)	US0003M + 1.874%	4.2630	04/10/25	271,126
250,000	EUR	AIB Group plc		2.2500	07/03/25	326,486
200,000	EUR	Banco Bilbao Vizcaya Argentaria S.A.		3.5000	02/10/27	279,247
715,000	USD	Banco Mercantil del Norte S.A.(b)	H15T5Y + 4.967%	6.7500	09/27/68	753,479
300,000	EUR	Banco Santander S.A.		1.1250	01/17/25	374,333
275,000	USD	Bank of Ireland Group plc(b)		4.5000	11/25/23	298,876
200,000	EUR	Banque Federative du Credit Mutuel S.A.		2.6250	03/18/24	260,141
350,000	USD	Barclays plc(c)		4.8360	05/09/28	393,852
200,000	EUR	BPCE S.A.		4.6250	07/18/23	265,643
200,000	EUR	Cooperatieve Rabobank UA		1.3750	02/03/27	260,079
300,000	EUR	Credit Agricole S.A.		1.8750	12/20/26	392,399
250,000	USD	Danske Bank A/S(b)	H15T1Y + 1.350%	1.6210	09/11/26	248,749
300,000	USD	Deutsche Bank AG/New York NY	SOFRRATE + 1.870%	2.1290	11/24/26	303,937
175,000	USD	HSBC Holdings plc	SOFRRATE + 1.538%	1.6450	04/18/26	176,451
100,000	USD	HSBC Holdings PLC	SOFRRATE + 1.290%	1.5890	05/24/27	99,296
250,000	USD	Lloyds Banking Group plc		4.5820	12/10/25	280,180

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal Amount ($)			Spread	Coupon Rate (%)	Maturity	Fair Value
		CORPORATE BONDS — 61.6% (Continued)
		BANKING — 8.5% (Continued)
300,000	USD	Mizuho Financial Group, Inc.(c)	SOFRRATE + 1.532%	1.9790	09/08/31	$287,146
250,000	EUR	Natwest Group plc	EUR003M + 1.080%	1.7500	03/02/26	317,859
150,000	USD	Standard Chartered plc(b)	US0003M + 1.209%	2.8190	01/30/26	156,908
150,000	USD	Standard Chartered plc(b)	H15T5Y + 2.300%	3.2650	02/18/36	148,188
150,000	USD	Standard Chartered plc(b)		5.7000	03/26/44	188,254
						6,082,629
		BEVERAGES — 1.3%
300,000	EUR	Anheuser-Busch InBev S.A./NV		1.1500	01/22/27	381,393
200,000	EUR	Heineken N.V.		3.5000	03/19/24	266,342
200,000	EUR	Pernod Ricard S.A.		1.5000	05/18/26	258,130
						905,865
		BIOTECH & PHARMA — 2.5%
300,000	EUR	Bayer A.G.		1.3750	07/06/32	368,530
250,000	GBP	GlaxoSmithKline Capital plc		1.2500	10/12/28	342,683
100,000	EUR	Grifols S.A.		3.2000	05/01/25	121,442
100,000	EUR	Grifols S.A.		2.2500	11/15/27	122,637
200,000	EUR	Mylan N.V.		3.1250	11/22/28	279,312
100,000	EUR	Nidda BondCompany GmbH		5.0000	09/30/25	121,960
100,000	EUR	Nidda Healthcare Holding GmbH		3.5000	09/30/24	121,133
300,000	USD	Perrigo Finance Unlimited Company(c)		3.1500	06/15/30	298,110
						1,775,807
		CABLE & SATELLITE — 1.2%
100,000	EUR	Telenet Finance Luxembourg Notes Sarl		3.5000	03/01/28	125,400
200,000	EUR	UPCB Finance VII Ltd.		3.6250	06/15/29	247,737
100,000	GBP	Virgin Media Secured Finance plc		5.0000	04/15/27	145,032
100,000	GBP	Virgin Media Secured Finance plc		4.2500	01/15/30	139,672
100,000	EUR	Ziggo Bond Company BV(b)		3.3750	02/28/30	119,330
100,000	EUR	Ziggo BV		2.8750	01/15/30	121,655
						898,826
		CHEMICALS — 0.7%
100,000	EUR	CeramTec BondCompany GmbH		5.2500	12/15/25	122,353
100,000	EUR	OCI N.V.		3.1250	11/01/24	123,423
100,000	EUR	Solvay Finance S.A.CA	EUSA5 + 5.223%	5.8690	06/03/68	136,308
100,000	EUR	SPCM SA(b)		2.0000	02/01/26	123,119
						505,203
		COMMERCIAL SUPPORT SERVICES — 0.2%
100,000	EUR	Intertrust Group BV		3.3750	11/15/25	123,625

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal Amount ($)			Spread	Coupon Rate (%)	Maturity	Fair Value
		CORPORATE BONDS — 61.6% (Continued)
		CONSTRUCTION MATERIALS — 0.1%
69,000	USD	Cemex S.A.B. de C.V.(b)		7.3750	06/05/27	$78,355

		CONTAINERS & PACKAGING — 1.4%
200,000	EUR	Ardagh Metal Packaging Finance USA, LLC / Ardagh(b)		3.0000	09/01/29	241,486
200,000	GBP	Ardagh Packaging Finance plc / Ardagh Holdings		4.7500	07/15/27	283,833
85,000	USD	Klabin Austria GmbH(b)		3.2000	01/12/31	81,141
100,000	EUR	Smurfit Kappa Treasury ULC		1.5000	09/15/27	126,207
200,000	EUR	Trivium Packaging Finance BV		3.7500	08/15/26	247,471
						980,138
		E-COMMERCE DISCRETIONARY — 0.4%
300,000	USD	Alibaba Group Holding Ltd.		2.1250	02/09/31	289,316

		ELEC & GAS MARKETING & TRADING — 0.5%
250,000	EUR	Orsted A/S		1.5000	11/26/29	329,842

		ELECTRIC UTILITIES — 4.2%
200,000	EUR	Enel Finance International N.V.		1.9660	01/27/25	259,098
1,341,000	USD	Eskom Holdings SOC Ltd.(b)		6.7500	08/06/23	1,402,351
95,000	USD	Eskom Holdings SOC Ltd.(b)		7.1250	02/11/25	99,710
66,000	USD	Greenko Dutch BV(b)		3.8500	03/29/26	67,238
200,000	EUR	Iberdrola Finanzas S.A.		1.0000	03/07/25	250,847
180,000	USD	Inkia Energy Ltd.(b)		5.8750	11/09/27	182,925
250,000	EUR	innogy Finance BV		1.0000	04/13/25	312,058
200,000	EUR	Naturgy Finance BV		1.5000	01/29/28	259,814
233,000	USD	Star Energy Geothermal Darajat II / Star Energy(b)		4.8500	10/14/38	258,354
						3,092,395
		ELECTRICAL EQUIPMENT — 0.7%
200,000	GBP	Siemens Financieringsmaatschappij N.V.		1.0000	02/20/25	279,030
100,000	EUR	Vertical Midco GmbH		4.3750	07/15/27	126,701
100,000	EUR	Vertical Midco GmbH(b)		4.3750	07/15/27	126,701
						532,432
		ENGINEERING & CONSTRUCTION — 0.4%
248,000	USD	IHS Netherlands Holdco BV(b)		8.0000	09/18/27	270,940

		FOOD — 2.3%
634,000	USD	Adecoagro S.A.(b),(c)		6.0000	09/21/27	668,788
642,000	USD	Minerva Luxembourg S.A.(b)		4.3750	03/18/31	626,200

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal Amount ($)			Spread	Coupon Rate (%)	Maturity	Fair Value
		CORPORATE BONDS — 61.6% (Continued)
		FOOD — 2.3% (Continued)
100,000	USD	Sigma Holdco BV		5.7500	05/15/26	$117,203
207,000	EUR	Ulker Biskuvi Sanayi A/S(b)		6.9500	10/30/25	223,830
						1,636,021
		FORESTRY, PAPER & WOOD PRODUCTS — 0.2%
100,000	EUR	WEPA Hygieneprodukte GmbH		2.8750	12/15/27	120,606

		GAS & WATER UTILITIES — 0.4%
200,000	EUR	Veolia Environnement S.A.		1.4960	11/30/26	259,036

		INDUSTRIAL INTERMEDIATE PROD — 0.6%
407,000	USD	HTA Group Ltd./Mauritius(b)		7.0000	12/18/25	435,750

		INDUSTRIAL SUPPORT SERVICES — 0.5%
100,000	EUR	Loxam S.A.S		3.7500	07/15/26	121,642
100,000	EUR	Techem Verwaltungsgesellschaft 674 mbH		6.0000	07/30/26	125,043
100,000	EUR	Techem Verwaltungsgesellschaft 675 mbH(b)		2.0000	07/15/25	119,372
						366,057
		INSTITUTIONAL FINANCIAL SERVICES — 0.7%
300,000	USD	LSEGA Financing plc(b)		2.0000	04/06/28	299,372
225,000	USD	Nomura Holdings, Inc.		1.8510	07/16/25	227,244
						526,616
		INSURANCE — 1.4%
200,000	EUR	Allianz S.E.	EUR003M + 3.350%	3.0990	07/06/47	275,883
300,000	EUR	Great-West Lifeco, Inc.		2.5000	04/18/23	380,060
250,000	EUR	NN Group N.V.		1.6250	06/01/27	326,115
						982,058
		INTERNET MEDIA & SERVICES — 0.3%
200,000	USD	Tencent Holdings Ltd.(b)		3.2400	06/03/50	182,407

		LEISURE FACILITIES & SERVICES — 0.6%
100,000	EUR	Gamma Bidco SpA(b)		5.1250	07/15/25	122,050
100,000	EUR	Gamma Bidco SpA		6.2500	07/15/25	126,255
100,000	EUR	Motion Finco Sarl		7.0000	05/15/25	127,485
73,000	USD	Studio City Finance Ltd.(b)		6.0000	07/15/25	77,198
						452,988

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal Amount ($)			Spread	Coupon Rate (%)	Maturity	Fair Value
		CORPORATE BONDS — 61.6% (Continued)
		MEDICAL EQUIPMENT & DEVICES — 0.5%
300,000	EUR	Medtronic Global Holdings SCA		0.7500	10/15/32	$361,619

		METALS & MINING — 2.1%
109,000	USD	Corp Nacional del Cobre de Chile(b)		3.0000	09/30/29	112,251
142,000	USD	Corp Nacional del Cobre de Chile(b)		4.3750	02/05/49	160,321
562,000	USD	First Quantum Minerals Ltd. B(b),(c)		6.8750	03/01/26	591,434
300,000	EUR	Glencore Capital Finance DAC		1.1250	03/10/28	368,984
78,000	USD	Indika Energy Capital IV Pte Ltd.(b)		8.2500	10/22/25	83,402
26,000	USD	Indonesia Asahan Aluminium Persero PT(b)		5.8000	05/15/50	30,778
58,000	USD	Southern Copper Corporation		6.7500	04/16/40	80,984
70,000	USD	Vedanta Resources Finance II plc(b)		8.9500	03/11/25	69,530
						1,497,684
		OIL & GAS PRODUCERS — 6.1%
325,000	USD	BP Capital Markets plc(c)	H15T5Y + 4.036%	4.3750	09/22/68	346,938
100,000	EUR	eG Global Finance plc		6.2500	10/30/25	122,904
223,000	USD	Gran Tierra Energy International Holdings Ltd.(b)		6.2500	02/15/25	190,285
9,000	USD	Gran Tierra Energy, Inc.(b)		7.7500	05/23/27	7,632
97,000	USD	KazMunayGas National Company JSC(b)		5.7500	04/19/47	116,875
369,000	USD	Kosmos Energy Ltd.(b)		7.1250	04/04/26	360,637
94,000	USD	Leviathan Bond Ltd.		6.5000	06/30/27	104,676
68,000	USD	Oil and Gas Holding Company BSCC (The)(b)		7.6250	11/07/24	76,446
100,000	USD	Pertamina Persero PT(b)		2.3000	02/09/31	95,029
159,000	USD	Petroleos Mexicanos		6.8750	08/04/26	173,032
45,000	USD	Petroleos Mexicanos		6.4900	01/23/27	47,644
50,000	USD	Petroleos Mexicanos		5.9500	01/28/31	48,343
38,000	USD	Petroleos Mexicanos		6.6250	06/15/35	36,779
13,000	USD	Petroleos Mexicanos		6.6250	06/15/38	12,086
278,000	USD	Petroleos Mexicanos		7.6900	01/23/50	268,089
93,000	USD	Petroleos Mexicanos		6.9500	01/28/60	82,431
300,000	USD	Total Capital International S.A.		3.1270	05/29/50	288,116
1,598,000	USD	Tullow Oil plc(b)		7.0000	03/01/25	1,396,252
859,000	USD	YPF S.A.(b)		8.5000	07/28/25	624,535
						4,398,729
		REAL ESTATE INVESTMENT TRUSTS — 1.0%
400,000	USD	LMIRT Capital Pte Ltd.		7.2500	06/19/24	422,217
200,000	GBP	Westfield America Management Ltd.		2.1250	03/30/25	283,052
						705,269
		REAL ESTATE OWNERS & DEVELOPERS — 5.1%
636,000	USD	China SCE Group Holdings Ltd.		7.3750	04/09/24	663,825

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal Amount ($)			Spread	Coupon Rate (%)	Maturity	Fair Value
		CORPORATE BONDS — 61.6% (Continued)
		REAL ESTATE OWNERS & DEVELOPERS — 5.1% (Continued)
700,000	USD	China SCE Group Holdings Ltd.		7.0000	05/02/25	$709,625
500,000	USD	Theta Capital Pte Ltd.		8.1250	01/22/25	531,875
250,000	USD	Theta Capital Pte Ltd.		6.7500	10/31/26	253,417
1,300,000	USD	Wanda Properties International Company Ltd.		7.2500	01/29/24	1,290,738
200,000	USD	Wanda Properties Overseas Ltd.		6.9500	12/05/22	199,250
						3,648,730
		REAL ESTATE SERVICES — 0.8%
557,000	USD	ESR Cayman Ltd.		7.8750	04/04/22	573,013

		RENEWABLE ENERGY — 0.2%
125,000	USD	Investment Energy Resources Ltd.(b)		6.2500	04/26/29	133,563

		RETAIL - CONSUMER STAPLES — 0.6%
100,000	GBP	Bellis Acquisition Company plc(b)		3.2500	02/16/26	139,131
100,000	GBP	Bellis Finco plc(b)		4.0000	02/16/27	138,999
100,000	EUR	Quatrim S.A.SU		5.8750	01/15/24	125,797
						403,927
		SEMICONDUCTORS — 0.3%
150,000	USD	TSMC Global Ltd.(b)		1.0000	09/28/27	144,833
100,000	USD	TSMC Global Ltd.(b)		1.3750	09/28/30	92,605
						237,438
		SPECIALTY FINANCE — 0.9%
300,000	USD	NTT Finance Corporation(b)		1.5910	04/03/28	293,985
100,000	EUR	Parts Europe S.A.(b)		6.5000	07/16/25	127,452
184,000	USD	Studio City Finance Ltd.(b)		6.5000	01/15/28	199,204
						620,641
		STEEL — 3.0%
648,000	USD	CSN Resources S.A.(b)		7.6250	04/17/26	698,353
1,374,000	USD	Metinvest BV(b)		7.7500	10/17/29	1,471,348
						2,169,701
		TECHNOLOGY HARDWARE — 0.6%
100,000	EUR	Nokia OYJ		3.1250	05/15/28	133,405
250,000	USD	Seagate HDD Cayman(b)		4.1250	01/15/31	253,811
						387,216
		TELECOMMUNICATIONS — 2.8%
100,000	EUR	Altice France Holding S.A.(b)		8.0000	05/15/27	131,190
100,000	EUR	Altice France S.A.(b)		2.1250	02/15/25	117,654

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal Amount ($)			Spread	Coupon Rate (%)	Maturity	Fair Value
		CORPORATE BONDS — 61.6% (Continued)
		TELECOMMUNICATIONS — 2.7% (Continued)
230,000	USD	Axtel S.A.B. de C.V.(b)		6.3750	11/14/24	$240,350
250,000	EUR	Deutsche Telekom International Finance BV		0.8750	01/30/24	309,831
180,000	USD	Millicom International Cellular S.A.(b)		5.1250	01/15/28	190,219
200,000	EUR	Orange S.A.		2.0000	01/15/29	271,798
100,000	EUR	Telecom Italia SpA		3.6250	05/25/26	133,909
100,000	EUR	Telefonica Europe BV	EUSA6 + 4.107%	4.3750	03/14/68	130,922
250,000	USD	VF Ukraine PAT via VFU Funding plc(b)		6.2000	02/11/25	255,063
100,000	EUR	Vodafone Group plc	EUSA5 + 2.669%	3.1000	01/03/79	125,516
100,000	EUR	Vodafone Group plc	EUSA5 + 3.002%	2.6250	08/27/80	124,448
						2,030,900
		TOBACCO & CANNABIS — 0.5%
300,000	USD	BAT Capital Corporation		4.7000	04/02/27	338,401

		TRANSPORTATION & LOGISTICS — 4.5%
200,000	EUR	Abertis Infraestructuras S.A.		2.3750	09/27/27	265,846
12,883	USD	Aeropuerto Internacional de Tocumen S.A.(b)		6.0000	11/18/48	13,846
250,000	USD	Aerovias de Mexico S.A. de CV(b),(d)		7.0000	02/05/25	139,065
64,000	USD	DP World plc(b)		5.6250	09/25/48	77,882
6,000	USD	DP World plc(b)		4.7000	09/30/49	6,497
1,245,000	USD	DP World Salaam	H15T5Y + 5.750%	6.0000	01/01/70	1,367,634
662,000	USD	Gol Finance S.A.(b),(c)		7.0000	01/31/25	605,399
200,000	GBP	Heathrow Finance plc		6.2500	03/03/25	307,024
100,000	GBP	Heathrow Funding Ltd.		7.1250	02/14/24	158,941
155,000	USD	Rumo Luxembourg Sarl(b)		5.2500	01/10/28	164,996
218,000	USD	Simpar Europe S.A.(b)		5.2000	01/26/31	220,208
						3,327,338

		TOTAL CORPORATE BONDS (Cost $42,897,123)				44,319,615

		NON U.S. GOVERNMENT & AGENCIES — 28.5%
		GOVERNMENT GUARANTEED — 0.1%
39,200	USD	Brazil Minas SPE via State of Minas Gerais(b)		5.3330	02/15/28	42,483

		LOCAL AUTHORITY — 0.5%
150,000	CAD	Province of British Columbia Canada		3.2000	06/18/44	131,117
250,000	CAD	Province of Ontario Canada		2.8000	06/02/48	201,077
						332,194

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal Amount ($)			Spread	Coupon Rate (%)	Maturity	Fair Value
		NON U.S. GOVERNMENT & AGENCIES — 28.5% (Continued)
		NON U.S. TREASURY — 14.7%
860,000	AUD	Australia Government Bond		1.2500	05/21/32	$628,932
291,000	BRL	Brazilian Government International Bond		12.5000	01/05/22	56,691
1,919,000	BRL	Brazilian Government International Bond		12.5000	01/05/22	373,846
550,000	CAD	Canadian Government Bond		2.2500	06/01/29	477,985
1,482,000,000	COP	Colombian TES		6.0000	04/28/28	388,825
2,250,000	EGP	Egypt Treasury Bills(e)		—	08/10/21	139,083
4,700,000	EGP	Egypt Treasury Bills(e)		—	09/28/21	285,527
1,348,000,000	IDR	Indonesia Treasury Bond		9.0000	03/15/29	108,012
5,483,000,000	IDR	Indonesia Treasury Bond		7.0000	09/15/30	392,605
930,000,000	IDR	Indonesia Treasury Bond		8.2500	06/15/32	70,926
755,000,000	IDR	Indonesia Treasury Bond		8.3750	03/15/34	57,983
76,000	EUR	Ireland Government Bond		5.4000	03/13/25	112,502
50,000	EUR	Ireland Government Bond		0.9000	05/15/28	64,804
130,000	EUR	Ireland Government Bond		1.3000	05/15/33	175,307
240,000	EUR	Italy Buoni Poliennali Del Tesoro		4.5000	03/01/24	327,096
750,000	EUR	Italy Buoni Poliennali Del Tesoro		2.8000	12/01/28	1,051,291
640,000	EUR	Italy Buoni Poliennali Del Tesoro(b)		2.4500	09/01/33	889,309
180,000	EUR	Italy Buoni Poliennali Del Tesoro(b)		5.0000	08/01/39	338,563
235,000	EUR	Italy Buoni Poliennali Del Tesoro		5.0000	09/01/40	445,461
6,150,000	JPY	Japan Government Forty Year Bond		0.8000	03/20/58	58,524
17,000,000	JPY	Japan Government Thirty Year Bond		1.5000	03/20/45	188,821
17,150,000	JPY	Japan Government Thirty Year Bond		0.5000	09/20/46	154,311
7,589,000	MXN	Mexican Bonos		7.5000	06/03/27	399,689
8,200,000	MXN	Mexican Bonos		7.7500	11/13/42	405,116
100,000	EUR	Portugal Obrigacoes do Tesouro OT		4.1250	04/14/27	150,940
1,655,000	ZAR	Republic of South Africa Government Bond		6.2500	03/31/36	76,457
9,110,000	RUB	Russian Federal Bond - OFZ		7.4000	12/07/22	124,561
6,120,000	RUB	Russian Federal Bond - OFZ		6.9000	05/23/29	81,754
21,770,000	RUB	Russian Federal Bond - OFZ		7.7000	03/23/33	305,143
23,760,000	RUB	RUSSIAN FEDERAL BOND - OFZ		7.0500	01/19/28	322,485
350,000	EUR	Spain Government Bond		1.2500	10/31/30	454,026
170,000	EUR	Spain Government Bond		4.2000	01/31/37	304,559
250,000	EUR	Spain Government Bond		2.7000	10/31/48	393,156
300,000	GBP	United Kingdom Gilt		4.5000	09/07/34	591,762
8,870,000	UYU	Uruguay Government International Bond		9.8750	06/20/22	209,509
						10,605,561
		SOVEREIGN — 12.6%
202,000	USD	Angolan Government International Bond(b)		9.1250	11/26/49	204,896
1,783	USD	Argentine Republic Government International Bond		1.0000	07/09/29	675
1,286,000	USD	Argentine Republic Government International Bond(f)		0.1250	07/09/30	464,849
298,000	USD	Argentine Republic Government International Bond(f)		0.1250	07/09/35	94,469

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal Amount ($)			Spread	Coupon Rate (%)	Maturity	Fair Value
		NON U.S. GOVERNMENT & AGENCIES — 28.5% (Continued)
		SOVEREIGN — 12.6% (Continued)
9,520	USD	Argentine Republic Government International Bond(f)		0.1250	01/09/38	$3,608
280,000	USD	Argentine Republic Government International Bond(f)		0.1250	07/09/46	90,328
98,000	USD	Bahamas Government International Bond(b)		8.9500	10/15/32	109,270
161,000	USD	Banque Centrale de Tunisie International Bond(b)		5.7500	01/30/25	151,475
100,000	EUR	Benin Government International Bond(b)		6.8750	01/19/52	126,940
55,000	USD	Brazilian Government International Bond(c)		4.6250	01/13/28	59,094
137,000	USD	Brazilian Government International Bond		4.5000	05/30/29	144,545
175,000	USD	Brazilian Government International Bond(c)		3.8750	06/12/30	173,952
100,000	EUR	Colombia Government International Bond		3.8750	03/22/26	135,879
84,000	USD	Colombia Government International Bond		3.0000	01/30/30	82,478
261,000	USD	Colombia Government International Bond		3.1250	04/15/31	255,962
74,000	USD	Colombia Government International Bond(c)		3.2500	04/22/32	72,645
14,000	USD	Colombia Government International Bond		5.6250	02/26/44	15,926
44,000	USD	Colombia Government International Bond		5.0000	06/15/45	46,900
200,000	USD	Development Bank of the Republic of Belarus		6.7500	05/02/24	196,200
129,000	USD	Dominican Republic International Bond(b)		4.5000	01/03/30	134,160
26,000	USD	Dominican Republic International Bond		6.4000	06/05/49	28,425
101,000	USD	Dominican Republic International Bond(b)		5.8750	01/30/60	101,126
52,074	USD	Ecuador Government International Bond(b),(e)		—	07/31/30	28,641
82,800	USD	Ecuador Government International Bond(b),(f)		0.5000	07/31/30	69,552
105,060	USD	Ecuador Government International Bond(b),(f)		0.5000	07/31/35	71,967
94,000	USD	Egypt Government International Bond(b)		5.2500	10/06/25	98,046
29,000	USD	Egypt Government International Bond(b)		7.0530	01/15/32	29,786
168,000	USD	Egypt Government International Bond(b)		7.6250	05/29/32	178,924
25,000	USD	Egypt Government International Bond(b)		8.5000	01/31/47	25,871
26,000	USD	Egypt Government International Bond(b)		8.7000	03/01/49	27,171
37,000	USD	Egypt Government International Bond(b)		8.8750	05/29/50	39,037
200,000	USD	Egypt Government International Bond(b)		8.1500	11/20/59	198,430
27,000	USD	El Salvador Government International Bond(b)		8.2500	04/10/32	29,738
104,000	USD	El Salvador Government International Bond		7.6500	06/15/35	109,346
24,000	USD	El Salvador Government International Bond		7.1250	01/20/50	23,040
33,000	USD	El Salvador Government International Bond		9.5000	07/15/52	37,538
68,000	USD	Gabon Government International Bond(b)		6.9500	06/16/25	72,579
136,000	USD	Gabon Government International Bond(b)		6.6250	02/06/31	137,199
16,000	USD	Ghana Government International Bond(b)		8.1250	01/18/26	17,189
17,000	USD	Ghana Government International Bond(b)		6.3750	02/11/27	16,924
139,000	USD	Ghana Government International Bond(b)		7.8750	03/26/27	145,279
118,000	USD	Ghana Government International Bond(b)		7.6250	05/16/29	120,334
60,000	USD	Ghana Government International Bond(b)		7.8750	02/11/35	59,222
21,000	USD	Ghana Government International Bond(b)		8.8750	05/07/42	21,104
217,000	USD	Ghana Government International Bond(b)		8.9500	03/26/51	215,855
100,000	EUR	Indonesia Government International Bond(b)		2.1500	07/18/24	127,726

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal Amount ($)			Spread	Coupon Rate (%)	Maturity	Fair Value
		NON U.S. GOVERNMENT & AGENCIES — 28.5% (Continued)
		SOVEREIGN — 12.6% (Continued)
35,000	USD	Indonesia Government International Bond		5.1250	01/15/45	$42,270
123,000	EUR	Ivory Coast Government International Bond(b)		5.8750	10/17/31	160,668
164,000	USD	Kenya Government International Bond(b)		8.0000	05/22/32	180,146
175,000	USD	Lebanon Government International Bond(d)		6.6500	02/26/30	22,457
100,000	EUR	Mexico Government International Bond		1.6250	04/08/26	126,994
62,000	USD	Mexico Government International Bond		4.7500	04/27/32	69,843
200,000	USD	Mozambique International Bond(b),(f)		5.0000	09/15/31	165,294
330,000	USD	Nigeria Government International Bond(b)		7.8750	02/16/32	356,528
200,000	USD	Nigeria Government International Bond		7.6250	11/28/47	201,757
199,000	USD	Oman Government International Bond(b)		7.3750	10/28/32	227,779
40,000	USD	Oman Government International Bond(b)		6.7500	01/17/48	40,010
228,000	USD	Pakistan Government International Bond(b)		6.0000	04/08/26	234,777
9,000	USD	Panama Government International Bond		3.1600	01/23/30	9,422
70,000	USD	Panama Government International Bond		2.2520	09/29/32	67,008
50,000	USD	Panama Government International Bond		3.8700	07/23/60	50,166
203,000	USD	Papua New Guinea Government International Bond(b)		8.3750	10/04/28	207,568
25,231	USD	Republic of Angola Via Avenir II BV(a)	US0006M + 7.500%	7.7600	07/01/23	24,868
171,429	USD	Republic of Angola Via Avenir Issuer II Ireland		6.9270	02/19/27	158,947
125,000	USD	Republic of Armenia International Bond(b)		3.6000	02/02/31	115,044
47,000	USD	Republic of Belarus International Bond(b)		7.6250	06/29/27	48,889
71,000	USD	Republic of Belarus Ministry of Finance(b)		6.3780	02/24/31	67,802
2,620,000	ZAR	Republic of South Africa Government Bond		8.5000	01/31/37	146,654
33,000	USD	Republic of South Africa Government International		5.7500	09/30/49	31,887
121,000	EUR	Romanian Government International Bond(b)		2.3750	04/19/27	158,343
11,000	EUR	Romanian Government International Bond		2.8750	03/11/29	14,664
69,000	EUR	Romanian Government International Bond(b)		2.0000	04/14/33	82,032
48,000	EUR	Romanian Government International Bond(b)		3.3750	02/08/38	62,684
19,000	EUR	Romanian Government International Bond(b)		2.7500	04/14/41	22,525
42,000	USD	Romanian Government International Bond(b)		6.1250	01/22/44	54,825
400,000	USD	Russian Foreign Bond - Eurobond		4.2500	06/23/27	443,701
121,000	USD	Saudi Government International Bond(b)		2.2500	02/02/33	114,350
111,000	EUR	Senegal Government International Bond(b)		4.7500	03/13/28	139,010
138,000	USD	Trinidad & Tobago Government International Bond		4.5000	08/04/26	147,563
47,000	USD	Turkey Government International Bond		5.7500	03/22/24	47,907
27,000	USD	Turkey Government International Bond		6.3500	08/10/24	27,881
57,000	USD	Turkey Government International Bond		5.1250	02/17/28	53,791
30,000	USD	Turkey Government International Bond		5.9500	01/15/31	28,397
111,000	USD	Turkey Government International Bond		5.8750	06/26/31	104,342
35,000	USD	Turkey Government International Bond		5.7500	05/11/47	28,921
37,000	USD	Ukraine Government International Bond(b)		7.7500	09/01/26	39,966
108,000	USD	Ukraine Government International Bond(b)		7.2530	03/15/33	108,405

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal Amount ($)			Spread	Coupon Rate (%)	Maturity	Fair Value
		NON U.S. GOVERNMENT & AGENCIES — 28.5% (Continued)
		SOVEREIGN — 12.6% (Continued)
14,000	USD	Zambia Government International Bond(b)		5.3750	09/20/22	$8,494
14,000	USD	Zambia Government International Bond(b)		8.9700	07/30/27	8,540
						9,047,419

		SUPRANATIONAL — 0.6%
1,150,000	BRL	European Investment Bank(e)		—	08/27/21	208,888
200,000	EUR	European Investment Bank		1.1250	09/15/36	268,840
						477,728

		TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $20,074,677)				20,505,385

Shares
		SHORT-TERM INVESTMENTS —2.5%
		MONEY MARKET FUNDS - 2.5%
1,769,843		Fidelity Government Portfolio, Institutional Class, 0.01% (Cost $1,769,843)(g)				1,769,843

		COLLATERAL FOR SECURITIES LOANED – 4.6%
3,315,835		Mount Vernon Prime Portfolio, 0.11% (Cost $3,315,835)(g),(h)				3,315,835

		TOTAL INVESTMENTS - 97.3% (Cost $68,152,198)				$70,017,913
		OTHER ASSETS IN EXCESS OF LIABILITIES- 2.7%				1,930,815
		NET ASSETS - 100.0%				$71,948,728

OPEN FUTURES CONTRACTS
Number of Contracts	Open Long Futures Contracts	Expiration	Notional Amount(1)	Unrealized Appreciation (Depreciation)
11	CBOT 10 Year US Treasury Note	06/21/2021	$1,452,341	$(26,472)
7	Eurex 30 Year Euro BUXL Future	06/08/2021	1,701,332	(66,536)
25	Long Gilt Future	06/28/2021	4,419,143	(49,026)
8	TSE Japanese 10 Year Bond Futures	06/14/2021	11,076,529	43,033
	TOTAL FUTURES CONTRACTS			$(99,001)

OPEN FUTURES CONTRACTS
Number of Contracts	Open Short Futures Contracts	Expiration	Notional Amount(1)	Unrealized Appreciation
63	CBOT 5 Year US Treasury Note	06/30/2021	$7,808,094	$59,523
8	Eurex 10 Year Euro BUND Future	06/08/2021	1,637,170	14,816
	TOTAL FUTURES CONTRACTS			$74,339

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

A/S	- Anonim Sirketi
LLC	- Limited Liability Company
LTD	- Limited Company
NV	- Naamioze Vennootschap
OYJ	- Julkinen osakeyhtio
PLC	- Public Limited Company
REIT	- Real Estate Investment Trust
S/A	- Societe Anonyme
SA de CV	- Sociedad Anonima de Capital Variable

EUR003M	Euribor 3 Month ACT/360
EUSA5	5 Year EUR Annual Swap
EUSA6	6 Year EUR Annual Swap
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRRATE	United States SOFR Secured Overnight Financing Rate
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Columbian Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesia Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
RUB	Russian Ruble
USD	US Dollars
UYU	UYU
ZAR	South African Rand

(a)	Variable rate security; the rate shown represents the rate on April 30, 2021.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021 the total market value of 144A securities is 24,483,603 or 34.0% of net assets.

(c)	All or a portion of these securities are on loan. Total loaned securities had a value of $3,258,422 at April 30, 2021.

(d)	Represents issuer in default on interest payments; non-income producing security.

(e)	Zero coupon rate.

(f)	Step-Up Bond; the interest rate shown is the rate in effect as of April 30, 2021

(g)	Rate disclosed is the seven day effective yield as of April 30, 2021.

(h)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 105%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

(i)	Face amounts are the underlying reference notional amounts to stock exchange indices and bonds upon which the fair value of the futures contracts traded by the Fund are based. While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments. Instrument is non-income producing.

OPEN CREDIT DEFAULT SWAP AGREEMENTS

Description	Counterparty	Notional Value at April 30, 2021	Fixed Deal (Received) Rate	Premium Paid (Received)	Maturity Date	Unrealized Appreciation
To Sell Protection CDX.EM.32-V3 (1)	Citibank	$(465,000)	1.00%	$(26,590)	12/20/2024	$24,948
To Sell Protection CDX.EM.33-V2 (1)	Citibank	(722,000)	1.00%	(25,407)	6/20/2025	18,678
To Sell Protection CDX.EM.35-V1 (1)	Citibank	(800,000)	1.00%	(30,551)	6/20/2025	5,143
						48,769

(1)	If the Fund is a seller of protection and if a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

					Unrealized
Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Appreciation/(Depreciation)
To Buy:
Euro	05/04/2021	Capstone Global Markets	328,112	$394,981	$174
Euro	05/04/2021	JP Morgan Chase	116,607	140,372	233
British Pound	05/05/2021	Capstone Global Markets	202,245	280,020	288
Japanese Yen	05/12/2021	JP Morgan Chase	65,680,000	600,924	(457)
Australian Dollar	05/14/2021	Capstone Global Markets	460,000	355,345	1,666
Australian Dollar	05/26/2021	Capstone Global Markets	460,000	355,366	(3,058)
Euro	05/26/2021	Capstone Global Markets	1,290,000	1,553,599	160
Japanese Yen	05/26/2021	Capstone Global Markets	66,708,801	610,401	(6,464)
Euro	06/30/2021	Capstone Global Markets	128,713	155,136	1,016
Euro	06/30/2021	JP Morgan Chase	212,864	256,561	193
				$4,702,705	$(6,249)

To Sell:
Euro	05/03/2021	JP Morgan Chase	20,022	$24,102	$174
Euro	05/04/2021	JP Morgan Chase	53,438	64,329	(99)
Euro	05/06/2021	JP Morgan Chase	6,143,584	7,395,955	(170,146)
Australian Dollar	05/14/2021	Capstone Global Markets	460,000	355,345	857
Japanese Yen	05/26/2021	JP Morgan Chase	58,500,001	535,289	1,156
Australian Dollar	06/30/2021	Barclays	822,000	635,130	(1,750)
British Pound	06/30/2021	Capstone Global Markets	1,283,345	1,777,150	4,263
Canadian Dollar	06/30/2021	JP Morgan Chase	1,027,400	835,260	(11,901)
Euro	06/30/2021	Capstone Global Markets	12,794,212	15,420,706	(147,592)
Euro	06/30/2021	JP Morgan Chase	1,147,681	1,383,286	(10,077)
Japanese Yen	06/30/2021	Capstone Global Markets	65,788,801	602,180	619
				$29,028,732	$(334,496)

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Foreign Currency		Settlement Date	Counterparty	Currency Amount Purch Buy	Currency Amount Purch Sell	U.S. Dollar MV Buy	U.S. Dollar MV Sell	Unrealized Appreciation/(Depreciation)
To Buy:
British Pound	Euro	6/30/2021	JP Morgan Chase	4,625	5,331	6,405	(6,426)	$(21)
Euro	British Pound	6/30/2021	JP Morgan Chase	978,651	844,068	1,179,557	(1,168,846)	10,711
				983,276	849,399	$1,185,962	$1,175,272	$10,690

Total								$10,690

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL OPPORTUNITY BOND FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

	Portfolio Composition * - (Unaudited)
Netherlands	10.2%	France	4.4%
Great Britain	10.0%	Spain	4.1%
Cayman Islands	7.0%	Germany	3.7%
Luxembourg	6.0%	Ireland	3.4%
Italy	5.3%	Other Countries**	41.4%
Mexico	4.5%	Total	100.00%

*	Based on total value of investments as of April 30, 2021.

**	Includes Collateral for Securities Loaned as of April 30, 2021.

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Large Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Rothschild & Co. Asset Management US Inc.)

Asset Class Recap

Over the six-month fiscal period, large cap value stocks continued to rally off their historic lows, as economically sensitive sectors, such as energy, financials, and industrials led value stocks higher. Value stocks were hit hard at the onset of the COVID pandemic, however, have rebounded sharply in the last two fiscal quarters, with discretionary spending in traditional value sectors on the rise. An accommodative monetary policy, in addition to a third round of fiscal stimulus, provided an influx of capital into the economy. With consumer spending increasing, unemployment declining, and a return to normal on the horizon, heavily beaten-down value stocks appeared more attractive than their growth counterparts. This was apparent in the most recent fiscal quarter as large cap value stocks, as represented by the Russell 1000 Value Index, rose 16.8 percent, while large cap growth stocks, as represented by the Russell 1000 Growth Index, rose 8.6 percent. This marked the second consecutive quarter that large cap value stocks outpaced their large cap growth peers, a trend that could continue as many believe value stocks are still trading at significant discounts to their intrinsic values. Over the trailing six-month fiscal period ended April 30, 2021, large cap value stocks rose 36.3 percent.

Allocation Review

The Sub-Adviser does not believe in taking large sector overweight and underweight bets, but rather seeks to find the best opportunities within each sector, driven by a bottom-up security selection process. With that being said, the largest contributor during the six-month fiscal period was consumer discretionary, with strong stock selection being the main contributor here. Industries set to benefit from the economy re-opening, such as retail shopping and restaurants, led the sector higher. Following the consumer discretionary sector were the producer durables and technology sectors, with stock selection also positively contributing to relative performance. The largest detractor during the fiscal quarter was the financials sector, with stock selection detracting from relative performance. Stock selection in the insurance and banking industries dragged on performance. Additionally, an overweight allocation to the health care sector, as well as poor stock selection in the materials and processing sector hurt relative performance.

Holding Insights

The largest contributor over the six-month fiscal period was Discovery, Inc. (DISCA) (holding weight**: 0.57 percent), a multinational broadcasting corporation specializing in lifestyle, food, sports, and other real-life entertainment programming. The largest contributor in back-to-back fiscal quarters continued to rally, as excitement related to Discovery’s streaming platform, Discovery Plus, drove the stock higher. Discovery Plus saw higher than anticipated subscriptions upon release, which initially caused the stock price to skyrocket. However, the Sub-Adviser believed there was little room for growth, as DISCA did not offer as robust of a platform as their competitors. DISCA was sold out of the Fund on February 24, 2021 after rising 156.2 percent. Another contributor over the fiscal period was EOG Resources, Inc. (EOG) (holding weight*: 1.15 percent), a developer and producer of crude oil, natural gas, and natural gas liquids, which rose 117.6 percent. The government imposed lockdown restrictions eased as the number of reported COVID cases dropped across the globe, leading to an increase in leisure travel, in turn increasing the demand for energy. As the economy continues to re-open, more individuals are expected to commute back to the office and go on vacations, which bodes well for the energy sector, specifically the oil and gas producers. In the financials sector, Bank of America, Corp. (BAC) (holding weight*: 3.31 percent), a multinational bank offering consumer and commercial banking, investment banking, and asset management, rose 72.9 percent. BAC reported strong revenues and earnings, as reserve requirements to cover anticipated loan losses were released from the balance sheet, reducing expenses, leading to higher than expected earnings.

Only three of the Sub-Adviser’s holdings posted negative returns over the six-month fiscal period. The largest of which was American Electric Power (AEP) (holding weight**: 1.11 percent), an electric public utility company that engages in the generation, transmission, and distribution of electricity for sale to retail and wholesale customers in the U.S., falling 8.9 percent. AEP’s recently released earnings report showed revenues beat expectations, however, earnings came in lower than expected. The Sub-Adviser felt that AEP’s growth prospects had diminished and sold out of the position on March 8, 2021. Another detractor was The Procter & Gamble Company (PG) (holding weight*: 1.09 percent), a provider of branded consumer packaged goods, operating in the beauty, grooming, health care, home care, and family care segments, which fell 1.5 percent. PG’s recent revenues and earnings came in above expectations, however, showed a year-over-year decline, as demand for PG’s products are expected to drop when the economy re-opens. In addition, PG announced that they will increase prices on a majority of their products, raising concerns that individuals will choose to buy substitute products instead. The last holding that ended the period in negative territory was Thermo Fisher Scientific, Inc. (TMO) (holding weight*: 1.16 percent), a provider of instruments, equipment, software, and services to the pharmaceutical and biotechnology industries. TMO is also one of the largest providers of COVID antibody testing kits, which led to record revenue and earnings growth in 2020. A recent study found that one of the COVID vaccinations proved highly effective in stopping the spread of the virus. As more individuals receive vaccines, investors believe that other vaccines will show similar rates of effectiveness, causing demand for TMO’s COVID antibody testing kits to likely decrease. Over the fiscal six-month period, TMO dropped 0.5 percent.

Sub-Adviser Outlook

Looking ahead, the Sub-Adviser believes that value stocks still have room to run as the economy continues to re-open. An accommodative fiscal and monetary policy, in addition to declining unemployment rates and increased consumer spending, should provide a positive backdrop for those industries still recovering from the pandemic. The Sub-Adviser is particularly interested in the energy sector, as the sector heavily affected by the work-from-home trend has surged in recent months. Both corporate and leisure travel are expected to pick up as individuals return to the office and take time off to travel both domestically and internationally. As a result, the demand for oil and natural gas is expected to increase significantly, as rising energy prices increase revenues. As always, the sub-adviser will stay true to its disciplined investment process and seek out companies trading at attractive valuations with improving business prospects.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/2021.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2021
	Six		Annualized	Annualized
	Months	One Year	Five Years	Ten Years
Class N	34.61%	44.39%	11.66%	9.57%
Class A with load of 5.75%	26.69%	35.69%	10.08%	8.65%
Class A without load	34.38%	43.98%	11.38%	9.30%
Class C	33.85%	42.89%	10.54%	8.47%
Russell 1000 Value Index	36.30%	45.93%	12.15%	11.14%
Morningstar Large Cap Value Category	35.85%	45.77%	11.89%	10.04%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 1000 Value Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Value Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are less expensive or growing more slowly than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.24% for Class N, 2.24% for Class C and 1.49% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 93.6%
	AEROSPACE & DEFENSE - 2.3%
8,828	L3Harris Technologies, Inc.	$1,847,082
3,275	Lockheed Martin Corporation	1,246,334
		3,093,416
	ASSET MANAGEMENT - 3.0%
2,488	BlackRock, Inc.	2,038,418
29,241	Charles Schwab Corporation (The)	2,058,567
		4,096,985
	AUTOMOTIVE - 1.5%
35,126	General Motors Company	2,009,910

	BANKING - 9.7%
112,318	Bank of America Corporation	4,552,249
29,021	JPMorgan Chase & Company	4,463,720
36,729	Truist Financial Corporation	2,178,397
50,418	Wells Fargo & Company	2,271,331
		13,465,697
	BIOTECH & PHARMA - 6.0%
14,079	AbbVie, Inc.	1,569,809
34,593	Bristol-Myers Squibb Company	2,159,295
17,794	Johnson & Johnson	2,895,617
19,388	Merck & Company, Inc.	1,444,406
		8,069,127
	CABLE & SATELLITE - 1.4%
50,946	Altice USA, Inc., Class A(a)	1,849,849

	CHEMICALS - 2.4%
5,810	Air Products and Chemicals, Inc.	1,676,068
54,542	Huntsman Corporation	1,563,719
		3,239,787
	CONSTRUCTION MATERIALS - 1.7%
2,620	Martin Marietta Materials, Inc.	925,174
14,467	Owens Corning	1,400,551
		2,325,725

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 93.6%(Continued)
	CONSUMER SERVICES - 1.1%
27,898	Service Corp International	$1,490,869

	CONTAINERS & PACKAGING - 0.8%
20,426	Westrock Company	1,138,750

	DIVERSIFIED INDUSTRIALS - 3.3%
24,919	Emerson Electric Company	2,254,921
10,561	Honeywell International, Inc.	2,355,526
		4,610,447
	ELECTRIC UTILITIES - 5.1%
14,143	DTE Energy Company(b)	1,980,303
37,701	NextEra Energy, Inc.(b)	2,922,204
28,743	Xcel Energy, Inc.(b)	2,049,376
		6,951,883
	ELECTRICAL EQUIPMENT - 1.6%
12,000	Johnson Controls International plc	748,080
8,146	Trane Technologies plc	1,416,019
		2,164,099
	ENGINEERING & CONSTRUCTION - 1.5%
21,038	Quanta Services, Inc.	2,033,112

	ENTERTAINMENT CONTENT - 1.4%
9,976	Walt Disney Company (The)	1,855,736

	FOOD - 2.0%
25,503	Mondelez International, Inc., Class A	1,550,837
16,584	Tyson Foods, Inc., Class A	1,284,431
		2,835,268
	HEALTH CARE FACILITIES & SERVICES - 3.1%
12,430	AmerisourceBergen Corporation	1,501,544
6,035	Cigna Corporation	1,502,775
3,255	UnitedHealth Group, Inc.	1,298,094
		4,302,413

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 93.6%(Continued)
	HOUSEHOLD PRODUCTS - 1.1%
11,228	Procter & Gamble Company (The)	$1,498,040

	INSTITUTIONAL FINANCIAL SERVICES - 2.9%
44,755	Bank of New York Mellon Corporation (The)(b)	2,232,379
14,380	Intercontinental Exchange, Inc.	1,692,670
		3,925,049
	INSURANCE - 6.2%
17,112	Allstate Corporation (The)	2,169,803
5,612	Berkshire Hathaway, Inc., Class B(a)	1,543,019
19,332	Hartford Financial Services Group, Inc. (The)	1,275,139
19,523	Prudential Financial, Inc.	1,959,328
10,045	Travelers Companies, Inc. (The)	1,553,560
		8,500,849
	INTERNET MEDIA & SERVICES - 2.6%
1,553	Alphabet, Inc., Class A(a)	3,654,986

	LEISURE FACILITIES & SERVICES - 1.0%
9,700	Darden Restaurants, Inc.	1,423,184

	MACHINERY - 3.2%
9,099	Caterpillar, Inc.	2,075,573
7,442	Parker-Hannifin Corporation	2,335,374
		4,410,947
	MEDICAL EQUIPMENT & DEVICES - 4.9%
20,939	Abbott Laboratories	2,514,356
10,997	Hill-Rom Holdings, Inc.	1,212,089
5,340	Stryker Corporation	1,402,444
3,408	Thermo Fisher Scientific, Inc.	1,602,544
		6,731,433
	OIL & GAS PRODUCERS - 3.8%
44,578	ConocoPhillips	2,279,719
21,477	EOG Resources, Inc.	1,581,566
17,401	Phillips 66	1,407,915
		5,269,200

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 93.6%(Continued)
	OIL & GAS SERVICES & EQUIPMENT - 1.3%
63,364	Schlumberger N.V.	$1,713,996

	RETAIL - CONSUMER STAPLES - 1.8%
11,766	Target Corporation	2,438,621

	RETAIL - DISCRETIONARY - 2.5%
1,262	AutoZone, Inc.(a)	1,847,719
8,052	Lowe’s Companies, Inc.(b)	1,580,205
		3,427,924
	SEMICONDUCTORS - 4.2%
3,006	Broadcom, Inc.	1,371,337
16,625	Intel Corporation	956,436
20,870	Micron Technology, Inc.(a)	1,796,280
44,782	ON Semiconductor Corporation(a)	1,746,498
		5,870,551
	SOFTWARE - 0.9%
4,954	Microsoft Corporation	1,249,300

	SPECIALTY FINANCE - 0.8%
7,187	American Express Company	1,102,126

	TECHNOLOGY HARDWARE - 1.7%
5,422	Apple, Inc.	712,776
30,382	Cisco Systems, Inc.	1,546,748
		2,259,524
	TECHNOLOGY SERVICES - 1.5%
9,266	Global Payments, Inc.	1,988,762

	TELECOMMUNICATIONS - 2.1%
49,355	Verizon Communications, Inc.	2,852,225

	TRANSPORTATION & LOGISTICS - 3.2%
4,369	Kansas City Southern	1,276,665
28,751	Knight-Swift Transportation Holdings, Inc.	1,354,747

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 93.6%(Continued)
	TRANSPORTATION & LOGISTICS - 3.2% (Continued)
27,235	Southwest Airlines Company	$1,709,814
		4,341,226

	TOTAL COMMON STOCKS (Cost $85,604,887)	128,191,016

	REITS — 4.1%
	REITS - 4.1%
5,179	American Tower Corporation	1,319,454
10,583	Boston Properties, Inc.(b)	1,157,251
24,576	Equity LifeStyle Properties, Inc.	1,705,574
12,460	Prologis, Inc.	1,451,964
	TOTAL REITS (Cost $4,368,753	5,634,243

	COLLATERAL FOR SECURITIES LOANED — 5.8%
8,018,249	Mount Vernon Prime Portfolio, 0.11% (Cost $8,018,249)(c),(d)	8,018,249

	TOTAL INVESTMENTS - 103.5% (Cost $97,991,889)	$141,843,508
	LIABILITIES IN EXCESS OF OTHER ASSETS - (3.5)%	(4,818,070)
	NET ASSETS - 100.0%	$137,025,438

PLC	Public Limited Company

REIT	Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $7,853,165 at April 30, 2021.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2021.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM LARGE CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Portfolio Composition * - (Unaudited)
Financial	23.2%	Consumer Discretionary	6.3%
Industrials	15.4%	Energy	5.2%
Healthcare	14.3%	Utilities	5.2%
Technology	8.5%	Consumer Staples	5.1%
Communications	7.6%	Others **	9.2%
		Total	100.0%

*	Based on total value of investments as of April 30, 2021.

**	Includes collateral for securities loaned as of April 30, 2021.

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes which are an integral part of these financial statements.

Dunham Small Cap Value Fund (Unaudited)
Message from the Sub-Adviser (Ziegler Capital Management, LLC)

Asset Class Recap

After strongly outperforming by nearly 20 percent in the first fiscal quarter, small cap value stocks, as measured by the Russell 2000 Value Index, continued their string of strong performances by once again outperforming their large cap value counterparts, as measured by the Russell 1000 Value Index. Small cap value stocks increased 35.5 percent in the first fiscal quarter and 17.4 percent in the most recent fiscal quarter, while large cap value stocks increased 16.7 percent and 16.8 percent over the same time periods. Small cap value stocks also outperformed their small cap growth peers in the first half of the fiscal year ended April 30, 2021, as small cap growth stocks, as measured by the Russell 2000 Growth Index, rose 37.8 percent versus small cap value stocks which added 59.1 percent over the same time period. The pronounced outperformance of small cap value stocks over small cap growth stocks slightly closed the performance gap between the two asset classes since the start of the previous fiscal year. As there is a sizeable overlap in stocks between the small cap value and small cap growth indices, within the small cap value benchmark index most of the highest performers during the previous fiscal year were those also considered to be “growth” stocks. During the previous fiscal quarter, this dispersion was considerably more muted, however, in the most recent fiscal quarter the dispersion reemerged but with stocks also considered to be “growth” detracting from the asset classes performance.

Allocation Review

The Sub-Adviser seeks to match the Fund’s sector allocation to the benchmark index. Therefore, the Fund continued to have its largest exposure, approximately 36 percent, to the financial services sector. All sectors contributed to positive absolute performance over the most recent fiscal quarter, but only the exposure to the financial services, utilities, and consumer staples sectors contributed to the Fund’s relative performance. Other meaningful sectors within the Fund and index were the consumer discretionary and producer durables sectors. These sectors comprised over 30 percent of the Fund and increased 70.8 percent and 45.1 percent, respectively, positively contributing to the Fund’s absolute returns. However, the index’s exposure rose 79.0 percent and 58.9 percent, respectively. A significant portion of the underperformance relative to the benchmark can be attributed to positions the Fund did not own. The Sub-Adviser believes that many of the stocks that did well within the index are considered “growth” stocks or low quality and high short interest companies.

Holdings Insights

As previously mentioned, positions within the consumer discretionary sector provided strong positive absolute returns but detracted from relative Fund performance over the most fiscal six-month period. For example, Abercrombie & Fitch Company (ANF) (holding weight*: 1.41 percent) was one of the top-performing holdings within the Fund over the fiscal six-month period as it jumped 163.6 percent. ANF is a specialty retailer that primarily sells its products through store and direct-to-consumer operations, as well as through various wholesale, franchise, and licensing arrangements. ANF benefited from an impressive fourth-quarter earnings report that benefited from a strategic omnichannel approach to distribution, as well as strong margins due to prudent investment management. However, a position not held within the Fund but, in the index was Gamestop Corp. (GME) (not held), an American video game and merchandise retailer, which skyrocketed 1,557.9 percent. The Fund had similar results within the technology sector. Amkor Technology Inc. (AMKR) (holding weight*: 1.14 percent), a semiconductor product packaging and test services provider, increased 71.4 percent, while 3D Systems Corporation (DDD) (not held), a company that engineers, manufactures, and sells 3D printers, 3D printing materials, 3D scanners, and offers a 3D printing service, jumped 278.6 percent

The financial services sector was the strongest contributor to the Fund’s relative return during the fiscal six-month period, as it represented the largest sector exposure and one of the strongest performers in the Fund. However, the performance of the underlying holdings within the sector varied substantially, with some contributing significantly to positive relative performance and others detracting. The Fund received a positive relative and absolute contribution from Waddell & Reed Financial Inc. (WDR) (holding weight**: 1.43 percent), an American asset management and financial planning company. An acquisition of WDR by Macquarie Group Ltd. (MQG) (not held) announced early in December helped propel this holding up 66.1 percent before being sold early in the first fiscal quarter. Another contributor to performance from the financial services sector was Central Pacific Financial Corporation (CPF) (holding weight*: 0.86 percent), a regional bank that increased 100.3 percent. However, STAG Industrial Inc. (STAG) (holding weight*: 0.88 percent), an American investment bank and financial services company rose just 20.0 percent, detracting from relative Fund performance.

Although the materials and processing sector detracted from relative Fund performance, one of the best-performing holdings came from this sector. Alcoa Corporation (AA) (holding weight*: 1.52 percent), a company that engages in the production of bauxite, alumina, and aluminum products, rose 183.6 percent in the six-month fiscal period. As AA is one of the world’s largest aluminum producers in the world, the stock price rose amid the prospect of increased infrastructure spending in the United States, which will likely require hundreds of thousands of tons of steel, copper, aluminum, and other basic materials. Another position that put in an impressive showing during the fiscal six-month period was Bonanza Creek Energy Inc. (BCEI) (holding weight*: 1.44 percent). BCEI, an exploration and production company, rose 68.9 percent.

Sub-Adviser Outlook

Despite many of the Sub-Adviser’s key valuation factors experiencing difficulties in an environment that has generally rewarded growth characteristics, the Sub-Adviser continues to focus on the disciplined implementation of its quantitatively-driven approach. The Sub-Adviser has retained similar weightings in its models and factors, as it is aware that subjective tampering during periods of large dislocations, such as the current environment, erodes the effectiveness of its process. The Sub-Adviser believes that while the current market has begun to recognize some of the underappreciated factors that the Sub-Adviser focused on late in the most recent fiscal six-month period, it does expect that its valuation-oriented signals will continue to succeed through the end of the year.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/2021.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2021
	Six		Annualized	Annualized
	Months	One Year	Five Years	Ten Years
Class N	52.73%	63.58%	11.94%	9.10%
Class A with load of 5.75%	43.82%	53.73%	10.35%	8.20%
Class A without load	52.55%	63.14%	11.66%	8.84%
Class C	51.96%	61.95%	10.82%	8.01%
Russell 2000 Value Index	59.17%	78.96%	13.54%	10.10%
Morningstar Small Cap Value Category	58.48%	79.87%	11.94%	9.32%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 2000 Value Index is an unmanaged index that measures the performance of small cap companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Value Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are less expensive or growing more slowly than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.26% for Class N, 2.26% for Class C and 1.51% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 87.5%
	AEROSPACE & DEFENSE - 0.8%
5,727	Barnes Group, Inc.	$285,892
6,420	Kaman Corporation	342,507
		628,399
	ASSET MANAGEMENT - 0.9%
13,158	Artisan Partners Asset Management, Inc., Class A	670,005

	AUTOMOTIVE - 1.3%
59,839	Goodyear Tire & Rubber Company (The)	1,029,829

	BANKING - 17.1%
42,245	Associated Banc-Corporation	924,743
34,962	Bancorp, Inc. (The)(a)	776,331
15,803	Banner Corporation	898,243
24,517	Central Pacific Financial Corporation	660,733
14,494	Eagle Bancorp, Inc.	774,125
18,351	First Bancshares, Inc. (The)(b)	717,891
844	First Citizens BancShares, Inc., Class A	732,136
12,806	First Financial Corporation	566,537
12,384	First Interstate BancSystem, Inc., Class A	581,676
23,403	Flagstar Bancorp, Inc.	1,089,177
18,031	Heartland Financial USA, Inc.	906,418
32,215	Independent Bank Corporation	758,985
12,894	TriCompany Bancshares	596,734
29,480	Trustmark Corporation	955,447
11,135	UMB Financial Corporation	1,080,430
32,056	United Community Banks, Inc.	1,048,873
		13,068,479
	BIOTECH & PHARMA - 2.7%
9,738	Anika Therapeutics, Inc.(a)	391,273
28,542	Coherus Biosciences, Inc.(a),(b)	422,422
36,756	Jounce Therapeutics, Inc.(a)	346,609
14,062	Supernus Pharmaceuticals, Inc.(a),(b)	428,188
30,851	Vanda Pharmaceuticals, Inc.(a)	512,127
		2,100,619

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 87.5% (Continued)
	CHEMICALS - 3.2%
11,462	Cabot Corporation	$629,035
23,360	Lydall, Inc.(a)	860,816
12,137	Minerals Technologies, Inc.	948,385
		2,438,236
	COMMERCIAL SUPPORT SERVICES - 0.9%
7,873	Insperity, Inc.	689,202

	CONSUMER SERVICES - 1.1%
1,298	Graham Holdings Company, Class B	825,022

	CONTAINERS & PACKAGING - 0.9%
11,504	Greif, Inc., Class A	696,107

	ELECTRIC UTILITIES - 2.8%
21,172	Hawaiian Electric Industries, Inc.(b)	911,665
10,419	NorthWestern Corporation	708,805
9,287	Unitil Corporation	535,210
		2,155,680
	ENGINEERING & CONSTRUCTION - 1.3%
30,719	Primoris Services Corporation	1,003,283

	FOOD - 1.1%
16,605	Phibro Animal Health Corporation, Class A	407,155
10,080	Seneca Foods Corporation, Class A(a)	464,284
		871,439
	GAS & WATER UTILITIES - 1.8%
4,641	SJW Group	304,218
7,025	Southwest Gas Holdings, Inc.	489,783
8,021	Spire, Inc.	604,302
		1,398,303
	HEALTH CARE FACILITIES & SERVICES - 2.0%
12,454	Hanger, Inc.(a)	310,478
6,297	National HealthCare Corporation	442,742

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 87.5% (Continued)
	HEALTH CARE FACILITIES & SERVICES - 2.0% (Continued)
21,219	Owens & Minor, Inc.	$765,794
		1,519,014
	HOME CONSTRUCTION - 3.1%
6,462	American Woodmark Corporation(a)	642,711
13,413	M/I Homes, Inc.(a)	935,154
7,437	Meritage Homes Corporation(a)	791,222
		2,369,087
	HOUSEHOLD PRODUCTS - 1.3%
11,241	Clearwater Paper Corporation(a)	376,124
12,113	Nu Skin Enterprises, Inc., Class A	640,293
		1,016,417
	INDUSTRIAL INTERMEDIATE PROD - 3.0%
12,981	AZZ, Inc.	683,320
19,332	Mueller Industries, Inc.	867,427
3,124	Valmont Industries, Inc.	771,159
		2,321,906
	INSTITUTIONAL FINANCIAL SERVICES - 1.1%
7,542	Piper Sandler Cos	874,797

	INSURANCE - 2.5%
17,596	American Equity Investment Life Holding Company	545,124
15,818	Mercury General Corporation	984,987
1,653	National Western Life Group, Inc., Class A	379,033
		1,909,144
	LEISURE FACILITIES & SERVICES - 2.3%
43,299	Fiesta Restaurant Group, Inc.(a)	638,227
17,306	Travel + Leisure Company	1,116,756
		1,754,983
	MACHINERY - 4.8%
7,884	Altra Industrial Motion Corporation	465,235
12,146	Columbus McKinnon Corporation	601,348
4,186	Curtiss-Wright Corporation	535,389
16,394	Federal Signal Corporation(b)	679,204
12,880	Hillenbrand, Inc.	632,279

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 87.5% (Continued)
	MACHINERY - 4.8% (Continued)
4,605	Regal Beloit Corporation	$665,101
		3,578,556
	MEDICAL EQUIPMENT & DEVICES - 0.5%
1,787	ICU Medical, Inc.(a)	372,178

	METALS & MINING - 1.5%
31,767	Alcoa Corporation(a)	1,163,943

	OIL & GAS PRODUCERS - 3.0%
64,567	Antero Midstream Corporation	557,859
33,316	Bonanza Creek Energy, Inc.(a)	1,102,426
26,600	Matador Resources Company(b)	699,846
		2,360,131
	OIL & GAS SERVICES & EQUIPMENT - 1.8%
74,547	Archrock, Inc.	696,269
56,251	Liberty Oilfield Services, Inc., Class A(b)	658,137
		1,354,406
	PUBLISHING & BROADCASTING - 1.0%
37,045	Gray Television, Inc.	752,754

	REAL ESTATE OWNERS & DEVELOPERS - 0.9%
8,584	McGrath RentCorporation	703,716

	RETAIL - CONSUMER STAPLES - 2.6%
12,602	Big Lots, Inc.(b)	868,782
11,926	Ingles Markets, Inc., Class A	730,945
27,335	Natural Grocers by Vitamin Cottage, Inc.	429,706
		2,029,433
	RETAIL - DISCRETIONARY - 7.0%
28,834	Abercrombie & Fitch Company, Class A	1,080,987
36,461	At Home Group, Inc.(a)	1,151,438
7,922	Dick’s Sporting Goods, Inc.(b)	654,199
18,090	Foot Locker, Inc.	1,066,948

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 87.5% (Continued)
	RETAIL - DISCRETIONARY - 7.0% (Continued)
20,303	Lumber Liquidators Holdings, Inc.(a),(b)	$486,663
18,931	Sonic Automotive, Inc., Class A(b)	934,056
		5,374,291
	SEMICONDUCTORS - 2.2%
43,061	Amkor Technology, Inc.(b)	870,694
43,847	Rambus, Inc.(a)	832,216
		1,702,910
	SPECIALTY FINANCE - 2.6%
32,794	Mr Cooper Group, Inc.(a)	1,130,737
14,099	Stewart Information Services Corporation	826,906
		1,957,643
	STEEL - 0.9%
23,261	Commercial Metals Company(b)	679,686

	TECHNOLOGY HARDWARE - 1.8%
30,502	Knowles Corporation(a)	637,492
15,726	NCR Corporation(a),(b)	719,464
		1,356,956
	TECHNOLOGY SERVICES - 2.0%
7,462	Insight Enterprises, Inc.(a)	748,961
18,668	Sykes Enterprises, Inc.(a)	818,218
		1,567,179
	TRANSPORTATION & LOGISTICS - 1.5%
34,052	Heartland Express, Inc.	633,026
8,272	Matson, Inc.	540,410
		1,173,436
	WHOLESALE - DISCRETIONARY - 2.2%
6,582	ePlus, Inc.(a)	660,570
30,944	G-III Apparel Group Ltd.(a)	1,005,370
		1,665,940

	TOTAL COMMON STOCKS (Cost $45,254,152)	67,133,109

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Shares		Fair Value
	REITS — 11.3%
	REITS - 9.0%
46,544	Apple Hospitality REIT, Inc.	$738,188
47,571	Armada Hoffler Properties, Inc.	648,393
50,463	Chatham Lodging Trust	699,922
7,616	Community Healthcare Trust, Inc.	387,807
30,426	Corporate Office Properties Trust	853,145
34,990	Global Net Lease, Inc.	671,808
88,648	New Senior Investment Group, Inc.	586,850
16,630	Physicians Realty Trust	311,480
24,591	Sabra Health Care REIT, Inc.	446,818
18,565	STAG Industrial, Inc.(b)	677,808
41,870	UMH Properties, Inc.	901,460
		6,923,679
	SPECIALTY FINANCE - 2.3%
133,168	Capstead Mortgage Corporation	862,929
43,236	Dynex Capital, Inc.	873,367
		1,736,296

	TOTAL REITS (Cost $6,276,105)	8,659,975

	COLLATERAL FOR SECURITIES LOANED - 8.2%
6,328,824	Mount Vernon Prime Portfolio, 0.11% (Cost $6,328,824)(c),(d)	6,328,824

	TOTAL INVESTMENTS - 107.0% (Cost $57,859,081)	$82,121,908
	LIABILITIES IN EXCESS OF OTHER ASSETS – (7.0)%	(5,381,813)
	NET ASSETS - 100.0%	$76,740,095

REIT	Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $6,088,163 at April 30, 2021.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2021.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Portfolio Composition * - (Unaudited)
Financials	26.7%	Technology	6.1%
Consumer Discretionary	17.2%	Healthcare	5.3%
Industrials	12.4%	Consumer Staples	5.2%
Real Estate	10.1%	Energy	4.9%
Materials	6.6%	Others**	5.5%
		Total	100.0%

*	Based on total value of investments as of April 30, 2021.

**	Includes collateral for securities loaned as of April 30, 2021.

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes which are an integral part of these financial statements.

Dunham Focused Large Cap Growth Fund (Unaudited)
Message from the Sub-Adviser (The Ithaka Group, LLC)

Asset Class Recap

Amidst the backdrop of continued accommodative monetary policy and heaping portions of stimulus, equity markets continued to rise at a substantial rate. Although “growth” stocks were broadly outpaced by “value” stocks, the Russell 1000 Growth Index still boasted a substantial 24.3 percent return for the six-month period ended April 30, 2021. Large cap value stocks, as measured by the Russell 1000 Value Index, surged 36.3 percent, besting the return of their growth counterparts. Some of the disparity in returns was attributable to interest rates increasing, leading some predominately “value” sectors even higher and hampering upside for some “growth” sectors that were benefitting from the lower rate environment. Progress toward reopening the economy and ending much of the shelter-in-place and work-from-home phenomena also dampened the outlook of the businesses that have seen outsized growth as a result of being a direct beneficiary of those actions.

Allocation Review

Sector dispersion was fairly muted when viewing returns across the entire six-month period. However, when looking at each fiscal quarter separately, the dispersion was substantial. For example in the second fiscal quarter, the financial services and producer durables sectors surged 17.1 percent and 16.7 percent, respectively, while most other sectors remained below a 9 percent return. Conversely, in the first fiscal quarter, the consumer discretionary and technology sectors were leaders, increasing 18.1 percent and 15.2 percent, respectively, with other sectors lagging the overall return of the benchmark index. Therefore, the juxtaposed sector leadership resulted in an overall wash when combining the two periods. The financial services sector was the largest overweight in the Fund, comprising nearly 23 percent while it only comprised less than 10 percent of the benchmark index. The largest underweight in the Fund continued to be to the technology sector, with a weighting almost 7 percent lower than the benchmark’s 46 percent weighting. The Fund continued to hold an overweight to the healthcare sector, which was one of the lower relative performers in the benchmark index, up 19.9 percent. However, the Fund’s performance in the space was higher due to stock selection, decreasing the adverse relative impact of the Fund being overweight the sector. The consumer discretionary sector was a relative underweight for the Fund, comprising 17 percent of the Fund versus 20 percent for the index. In contrast to the healthcare sector, the consumer discretionary sector slightly outperformed the benchmark index, but the Fund slightly underperformed in the sector, causing it to be a detractor from relative performance.

Holdings Insights

Although the technology sector is the largest grouping in the benchmark and in the Fund, the largest holding for the Fund was in the consumer discretionary sector. Amazon.com Inc. (AMZN) (holding weight*: 8.06 percent) continued to expand its empire, not only in the online retail world, but also in cloud computing and digital media delivery. AMZN increased 14.2 percent during the six-month period, lagging the overall performance of the benchmark index, of which it is also one of the largest constituents. The second and third largest Fund holdings in the consumer discretionary sector were Burlington Stores Inc. (BURL) (holding weight*: 2.42 percent), the apparel retailer originally known for its coats, and Lululemon Athletica Inc. (LULU) (holding weight*: 1.96 percent), the fitness apparel retailer. During the six-month period, BURL and LULU experienced disparate results, with BURL surging 68.6 percent while LULU eked out a positive return of 5.0 percent. BURL’s run-up was primarily attributable to strong store growth, leading to analyst upgrades in the second fiscal quarter.

The second, third, and fourth largest holdings in the Fund all primarily focus on payment processing. Specifically, the Fund continued to hold PayPal Holdings Inc. (PYPL) (holding weight*: 5.76 percent), Mastercard Inc. (MA) (holding weight*: 5.59 percent), and Visa Inc. (V) (holding weight*: 5.35 percent). While PYPL significantly outperformed the financial services sector return as a whole, increasing 40.9 percent, MA and V both performed closer to the sector’s return, increasing 32.7 percent and 28.9 percent, respectively. Despite being the largest weighting in the benchmark index, Apple Inc. (AAPL) (holding weight*: 2.11 percent) was one of the smaller holdings in the Fund. While AAPL detracted from relative performance, despite rising 13.3 percent since it was added near the beginning of the six-month period, AAPL was actually the largest underweight versus the benchmark index, even when including holdings in the benchmark that were not at all represented in the Fund. Therefore, the Fund’s small weighting to AAPL versus the benchmark index’s 11.1 percent allocation was even more impactful than some of the sector weighting differences.

As a concentrated Fund, turnover in names is often low. During the six-month period, only two holdings were fully sold and a handful of new holdings were added. During February, the Sub-Adviser initiated new positions in Twilio Inc. (TWLO) (holding weight*: 2.09 percent), an application programming interface developer, and Netflix Inc. (NFLX) (holding weight*: 1.57 percent), the world’s largest subscription-video-on-demand streaming network. Although both TWLO and NFLX appreciated strongly during the stay-at-home orders in 2020, TWLO continued to rise in 2021 as its adoption and untapped market is believed to be potentially widespread, with the stock leaping 8.6 percent since it was added to the Fund. NFLX on the other hand boasts more than 200 million users across nearly 200 countries, leading some to believe that additional massive spikes in usage are less likely on the horizon, resulting in the stock declining 3.2 percent after it was added to the Fund. However, the Sub-Adviser believes that the company has now reached a scale where it can leverage its massive and growing library of content to attract additional members at a declining marginal customer acquisition cost.

Sub-Adviser Outlook

The Sub-Adviser seeks to hold what it believes to be the strongest growth stocks, primarily focusing on free-cash-flow and fundamental factors that traditionally support long-term growth. While this may represent evolving technologies, it also includes traditional businesses with strategic and adaptive management teams at their helm. The Sub-Adviser is optimistic that remaining concentrated in the Fund’s number of holdings will prove to be more impactful to the Fund’s outperformance relative to its benchmark index over the long-term than the impact of sector weightings.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/2021.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2021
				Annualized
			Annualized	Since Inception
	Six Months	One Year	Five Years	(12/8/11)
Class N	19.54%	51.25%	24.32%	17.77%
Class A with load of 5.75%	12.50%	42.12%	22.54%	16.73%
Class A without load	19.36%	50.81%	24.00%	17.47%
Class C	18.93%	49.69%	23.09%	16.61%
Russell 1000 Growth Index	24.31%	51.41%	22.88%	19.16%
Morningstar Large Cap Growth Category	25.34%	51.64%	20.61%	17.01%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 1000 Growth Index is a subset of the Russell 1000 Index which measures the performance of the stocks of the 1000 largest companies in the Russell 3000 Index based on market capitalization. The Russell 1000 Growth Index measures the performance of those stocks of the Russell 1000 with higher price-to-book ratios and higher relative forecasted growth rates. Investors cannot invest directly in an index or benchmark.

The Morningstar Large Cap Growth Category is generally representative of mutual funds that primarily invest in big (large capitalization) U.S. companies that are projected to grow faster than other large-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.30% for Class N, 2.30% for Class C and 1.55% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 99.3%
	AEROSPACE & DEFENSE - 1.1%
3,462	TransDigm Group, Inc.	$2,124,768

	E-COMMERCE DISCRETIONARY - 10.4%
4,410	Amazon.com, Inc.(a)	15,291,323
2,950	MercadoLibre, Inc.(a)	4,634,391
		19,925,714
	INTERNET MEDIA & SERVICES - 5.1%
20,844	Facebook, Inc., Class A(a)	6,775,968
5,811	Netflix, Inc.(a)	2,983,774
		9,759,742
	LEISURE FACILITIES & SERVICES - 1.9%
2,440	Chipotle Mexican Grill, Inc.(a),(b)	3,640,553

	MEDICAL EQUIPMENT & DEVICES - 12.9%
9,072	Align Technology, Inc.(a)	5,402,648
12,159	DexCom, Inc.(a),(b)	4,694,590
47,628	Edwards Lifesciences Corporation(a)	4,549,427
15,000	Insulet Corporation(a),(b)	4,428,300
6,293	Intuitive Surgical, Inc.(a)	5,443,445
		24,518,410
	RETAIL - CONSUMER STAPLES - 1.0%
5,000	Costco Wholesale Corporation	1,860,450

	RETAIL - DISCRETIONARY - 6.1%
14,055	Burlington Stores, Inc.(a),(b)	4,586,568
11,082	Lululemon Athletica, Inc.(a)	3,715,462
17,477	Tractor Supply Company	3,296,162
		11,598,192
	SEMICONDUCTORS - 5.7%
14,274	NVIDIA Corporation	8,569,824
16,500	QUALCOMM, Inc.	2,290,200
		10,860,024
	SOFTWARE - 31.1%
11,700	Adobe, Inc.(a)	5,947,578

See accompanying notes which are an integral part of these financial statements.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 99.3% (Continued)
	SOFTWARE - 31.1% (Continued)
24,312	Autodesk, Inc.(a)	$7,096,916
37,138	Microsoft Corporation	9,365,461
29,367	salesforce.com, Inc.(a)	6,763,807
18,566	ServiceNow, Inc.(a)	9,401,265
10,763	Twilio, Inc., Class A(a),(b)	3,958,631
18,000	Unity Software, Inc.(a),(b)	1,828,440
26,088	Veeva Systems, Inc., Class A(a)	7,368,556
19,388	Workday, Inc., Class A(a),(b)	4,788,836
21,000	Zendesk, Inc.(a)	3,069,150
		59,588,640
	TECHNOLOGY HARDWARE - 2.1%
30,471	Apple, Inc.	4,005,718

	TECHNOLOGY SERVICES - 21.9%
10,534	Global Payments, Inc.	2,260,912
27,790	Mastercard, Inc., Class A	10,617,447
41,665	PayPal Holdings, Inc.(a)	10,928,312
31,769	Square, Inc., Class A(a)	7,777,687
43,476	Visa, Inc., Class A(b)	10,154,255
		41,738,613

	TOTAL COMMON STOCKS (Cost $82,057,007)	189,620,824

	COLLATERAL FOR SECURITIES LOANED - 15.2%
28,925,473	Mount Vernon Prime Portfolio, 0.11% (Cost $28,925,473)(c)(d)	28,925,473

	TOTAL INVESTMENTS - 114.5% (Cost $110,982,480)	$218,546,297
	LIABILITIES IN EXCESS OF OTHER ASSETS - (14.5)%	(27,750,047)
	NET ASSETS - 100.0%	$190,796,250

See accompanying notes which are an integral part of these financial statements.

DUNHAM FOCUSED LARGE CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $27,729,587 at April 30, 2021.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2021.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition *- (Unaudited)
Technology	53.2%	Communications	4.5%
Consumer Discretionary	16.1%	Industrials	1.0%
Collateral for Securities Loaned	13.2%	Consumer Staples	0.8%
Health Care	11.2%	Total	100.0%

*	Based on total value of investments as of April 30, 2021

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes which are an integral part of these financial statements.

Dunham Small Cap Growth Fund (Unaudited)

Message from the Sub-Adviser (Pier Capital, LLC)

Asset Class Recap

Small cap stocks continued to rebound off their multi-year lows going into the fourth quarter of 2020, with strong gains from both growth and value stocks. Going into the new year, positive news surrounding the efficacy of various COVID vaccinations, coupled with a drop in COVID cases provided an attractive backdrop for U.S. equities. However, all changed in January 2021, as uncertainty related to the U.S. presidential election, along with a record surge in COVID cases in mid-January rattled equity markets. By February 2021, a new U.S. Administration had settled into office and the various COVID vaccinations began disseminating across the globe, easing investor concerns of volatility. COVID cases globally lowered to prior levels and the economy began to re-open. A combination of accommodative monetary policy, along with a third fiscal stimulus provided an influx of capital into the economy. In the most recent fiscal quarter, ending April 30, 2021, small cap growth stocks, as represented by the Russell 2000 Growth Index, rose 2.2 percent, stringing together four consecutive quarters of gains. It was small cap value stocks though that led broader small cap stocks higher, as small cap value stocks, as represented by the Russell 2000 Value Index, rose 17.4 percent over the fiscal quarter. Over the fiscal six-month period ended April 30, 2021, small cap growth stocks rose 37.8 percent.

Allocation Review

The sector allocation within the Fund is predominately a result of the Sub-Adviser’s bottom-up stock selection. Over the six-month fiscal period, stock selection contributed meaningfully to performance, while sector allocation detracted a modest amount, albeit not enough to offset the gains from stock selection. The biggest contributor to gains over the period came from the financials sector, with stock selection being the primary driver of returns here. Additionally, an underweight allocation to the health care sector helped the Fund’s relative performance. The sector that detracted the most from performance over the period was the producer durables sector, with poor stock selection driving returns lower. Also, an underweight allocation to the materials & processing sector hurt relative performance.

Holdings Insights

The largest contributor to performance over the six-month fiscal period was Silvergate Capital Corp. (SI) (holding weight*: 0.37 percent), up 201.3 percent. SI is a leading provider of solutions and services to participants in the expanding cryptocurrency industry and has customers that include many of the top cryptocurrency exchange firms. Revenues rose substantially, as customer deposits and transaction revenue hit record highs amid the recent cryptocurrency frenzy. Another contributor in the most recent fiscal period was Montrose Environmental Group, Inc. (MEG) (holding weight*: 1.04), as the environmental services firm saw its stock price nearly double, rising 97.9 percent. MEG operates in the environmental services industry, providing government and commercial organizations with environmental advisory, audit, and compliance services. In recent years, heightened public awareness for environmental sustainability has increased the need and demand for environmental services. MEG has taken advantage of the recent demand, with annual revenues up over 40 percent, when compared to the prior year. In the technology sector, Appian Corp. (APPN) (holding weight**: 0.62 percent), a software company offering a subscription-based platform that helps businesses automate forms, data flows, records, reports, and other software elements through a low intensive coding software, rose 134.0 percent. Revenues rose substantially as APPN saw new user growth increase significantly, as well as a strong retention rate amongst existing customers.

The three largest detractors to performance over the six-month fiscal period all came from the health care sector. The largest of which was Ontrak, Inc. (OTRK) (holding weight**: 0.80 percent), as the digital health care service provider fell 46.7 percent, despite exceeding revenue and earnings expectations in their most recent quarterly financials. OTRK announced that they will be losing their largest customer in late June 2021 and revised their earnings forecasts significantly lower. OTRK’s revenues were expected to grow nearly 100 percent, year-over-year, however, with management’s revision, revenues are expected to only grow roughly 20 percent. In addition, Acutus Medical, Inc. (AFIB) (holding weight*: 0.54 percent), a health care equipment provider, fell 45.8 percent. AFIB is an arrhythmia management company that designs, manufactures, and markets a range of tools for catheter-based ablation procedures to treat various arrhythmias. The most recent quarterly earnings came in lower than expected with production issues slowing demand for their products. In addition, AFIB management revised their forecasts lower as COVID headwinds, growing pains in the U.S., and inventory shortages could cause revenues to fall in the short-term. Furthermore, Emergent Biosolutions, Inc. (EBS) (holding weight**: 0.50 percent), a life sciences company focused on products and solutions for civilian and military populations that address accidental, deliberate, and naturally occurring public health threats (PHTs), dropped 32.2 percent. EBS was contracted by Johnson & Johnson and AstraZeneca to help prepare their COVID vaccinations for dissemination in the U.S. It was reported that EBS had ruined 15 million doses of the Johnson & Johnson COVID vaccine back in October 2020 and contaminated one batch of AstraZeneca’s COVID vaccine in November 2020. An investigation launched by the Food and Drug Administration discovered violations by EBS employees including inadequate training and failure to follow testing procedures.

Sub-Adviser Outlook

With the recent proposal of an infrastructure bill by President Biden, the Sub-Adviser believes industries such as sustainable energy, transportation, and telecommunications infrastructure will come into focus. It is worth noting that the proposed bill will most likely be revised multiple times before gaining bi-partisan acceptance. The Sub-Adviser will follow these revisions as they are released, in addition to tracking other developments from the U.S. Administration that may affect the small cap growth asset class. While there are many themes to be excited about moving forward, the Sub-Adviser mentioned that inflation will be worth monitoring as long-term interest rates have risen steadily since July 2020. As always, the Sub-Adviser will continue to seek those companies and industries with what it believes are the most attractive growth prospects, while remaining vigilant on valuations.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/2021.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2021

			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	41.69%	93.39%	26.36%	14.90%
Class A with load of 5.75%	33.42%	81.83%	24.56%	13.93%
Class A without load	41.55%	92.90%	26.04%	14.61%
Class C	40.95%	91.42%	25.10%	13.76%
Russell 2000 Growth Index	37.84%	69.15%	18.89%	12.86%
Morningstar Small Cap Growth Category	39.29%	74.25%	20.48%	12.81%

(a)	Total Returns are calculated based on traded NAVs.

The Russell 2000 Growth Index measures the performance of the Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index or benchmark.

The Morningstar Small Cap Growth Category is generally representative of mutual funds that primarily invest in small (small capitalization) U.S. companies that are projected to grow faster than other small-cap stocks.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.78% for Class N, 2.78% for Class C and 2.03% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

DUNHAM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited)

April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 96.3%
	ADVERTISING & MARKETING - 2.0%
6,266	Cardlytics, Inc.(a)	$861,763
18,155	Magnite, Inc.(a)	727,108
		1,588,871
	AEROSPACE & DEFENSE - 0.9%
13,322	Hexcel Corporation	751,494

	APPAREL & TEXTILE PRODUCTS - 1.2%
9,402	Crocs, Inc.(a)	941,328

	BANKING - 2.4%
13,365	Glacier Bancorp, Inc.	787,867
24,069	Seacoast Banking Corp of Florida(a)	874,908
2,709	Silvergate Capital Corporation(a)	290,459
		1,953,234
	BIOTECH & PHARMA - 7.8%
33,324	Alector, Inc.(a)	649,818
12,964	Allogene Therapeutics, Inc.(a)	400,847
38,610	Avid Bioservices, Inc.(a)	826,447
10,748	Biohaven Pharmaceutical Holding Company Ltd.(a)	807,175
4,712	CRISPR Therapeutics A.G.(a)	618,544
2,922	Mirati Therapeutics, Inc.(a)	485,695
50,327	Myovant Sciences Ltd.(a)	1,051,835
14,467	Seer, Inc.(a),(b)	736,804
16,790	TG Therapeutics, Inc.(a)	750,681
		6,327,846
	CHEMICALS - 0.9%
32,393	Codexis, Inc.(a)	750,870

	COMMERCIAL SUPPORT SERVICES - 0.5%
3,015	Avalara, Inc.(a)	427,256

	ELECTRICAL EQUIPMENT - 1.8%
7,792	Itron, Inc.(a)	700,812

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND

SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 96.3% (Continued)
	ELECTRICAL EQUIPMENT - 1.8% (Continued)
25,668	nLight, Inc.(a)	$753,100
		1,453,912
	ENGINEERING & CONSTRUCTION - 4.4%
8,838	Exponent, Inc.	851,365
6,724	Installed Building Products, Inc.	905,386
15,145	Montrose Environmental Group, Inc.(a)	821,010
29,741	WillScot Mobile Mini Holdings Corporation(a)	870,519
		3,448,280
	FOOD - 0.5%
15,834	Vital Farms, Inc.(a)	385,083

	HEALTH CARE FACILITIES & SERVICES - 3.9%
3,632	Catalent, Inc.(a)	408,491
8,823	HealthEquity, Inc.(a)	670,283
4,315	LHC Group, Inc.(a)	898,685
23,103	Personalis, Inc.(a)	569,258
10,555	Progyny, Inc.(a)	600,685
		3,147,402
	HOME & OFFICE PRODUCTS - 0.7%
16,604	Purple Innovation, Inc.(a)	565,864

	HOME CONSTRUCTION - 3.0%
18,287	AZEK Company, Inc. (The)(a)	882,896
3,483	LGI Homes, Inc.(a)	577,412
20,624	Skyline Champion Corporation(a)	916,324
		2,376,632
	HOUSEHOLD PRODUCTS - 2.4%
33,671	elf Beauty, Inc.(a)	1,018,547
12,440	Inter Parfums, Inc.	915,584
		1,934,131
	INDUSTRIAL INTERMEDIATE PROD - 2.0%
4,950	Chart Industries, Inc.(a)	795,119
20,226	Raven Industries, Inc.	821,580
		1,616,699

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 96.3% (Continued)
	INDUSTRIAL SUPPORT SERVICES - 0.7%
3,031	SiteOne Landscape Supply, Inc.(a)	$543,701

	INSTITUTIONAL FINANCIAL SERVICES - 3.1%
6,525	Evercore, Inc., Class A	914,348
12,197	Houlihan Lokey, Inc.	808,295
14,047	Moelis & Company, Class A	762,471
		2,485,114
	INTERNET MEDIA & SERVICES - 5.0%
46,981	Eventbrite, Inc., Class A(a)	1,107,341
9,475	Pinterest, Inc.(a)	628,856
8,598	TechTarget, Inc.(a)	659,467
14,317	Upwork, Inc.(a)	659,441
3,224	Wix.com Ltd.(a)	1,024,845
		4,079,950
	LEISURE FACILITIES & SERVICES - 4.3%
44,787	Lindblad Expeditions Holdings, Inc.(a)	734,059
10,696	Papa John’s International, Inc.	1,034,518
6,795	Shake Shack, Inc., Class A(a)	738,956
6,308	Wingstop, Inc.	999,251
		3,506,784
	LEISURE PRODUCTS - 0.8%
3,956	Fox Factory Holding Corporation(a)	606,178

	MACHINERY - 0.9%
4,454	MSA Safety, Inc.	716,025

	MEDICAL EQUIPMENT & DEVICES - 6.3%
30,926	Acutus Medical, Inc.(a),(b)	422,140
10,095	Adaptive Biotechnologies Corporation(a)	419,952
50,198	Alphatec Holdings, Inc.(a)	802,666
10,340	BioLife Solutions, Inc.(a)	360,866
91,349	Cerus Corporation(a)	557,229
3,260	Inari Medical, Inc.(a)	372,585
3,241	Insulet Corporation(a)	956,808

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 96.3% (Continued)
	MEDICAL EQUIPMENT & DEVICES - 6.3% (Continued)
1,881	Repligen Corporation(a)	$398,227
33,577	SmileDirectClub, Inc.(a)	357,091
4,268	Tandem Diabetes Care, Inc.(a)	392,229
		5,039,793
	REAL ESTATE SERVICES - 1.1%
12,515	Redfin Corporation(a)	885,812

	RENEWABLE ENERGY - 1.0%
2,919	SolarEdge Technologies, Inc.(a)	769,273

	RETAIL - CONSUMER STAPLES - 0.5%
4,391	Ollie’s Bargain Outlet Holdings, Inc.(a)	405,158

	RETAIL - DISCRETIONARY - 3.3%
29,892	American Eagle Outfitters, Inc.	1,033,366
4,446	Freshpet, Inc.(a)	821,710
18,137	Vroom, Inc.(a)	839,199
		2,694,275
	SEMICONDUCTORS - 9.1%
29,170	Allegro MicroSystems, Inc.(a)	719,916
19,270	Axcelis Technologies, Inc.(a)	800,283
9,192	Brooks Automation, Inc.	931,426
7,013	Cree, Inc.(a)	697,232
23,451	FormFactor, Inc.(a)	918,107
16,478	Lattice Semiconductor Corporation(a)	829,008
9,310	Power Integrations, Inc.	770,961
11,991	Semtech Corporation(a)	812,270
5,839	Silicon Laboratories, Inc.(a)	823,007
		7,302,210
	SOFTWARE - 13.4%
6,982	Bandwidth, Inc., Class A(a)	923,020
7,482	Blackline, Inc.(a)	868,361
2,180	Coupa Software, Inc.(a)	586,507
4,871	Elastic N.V.(a)	587,540

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 96.3% (Continued)
	SOFTWARE - 13.4% (Continued)
3,740	Five9, Inc.(a)	$703,008
18,833	Intelligent Systems Corporation(a)	721,681
14,117	LivePerson, Inc.(a)	771,494
1,350	MongoDB, Inc.(a)	401,571
6,924	Oak Street Health, Inc.(a)	426,726
3,937	Omnicell, Inc.(a)	570,944
14,687	PROS Holdings, Inc.(a)	631,247
5,773	Q2 Holdings, Inc.(a)	600,507
6,236	Schrodinger, Inc.(a)	475,433
12,846	Sprout Social, Inc.(a)	851,561
18,161	Tenable Holdings, Inc.(a)	680,947
5,079	Workiva, Inc.(a)	477,426
35,800	Yext, Inc.(a)	499,410
		10,777,383
	TECHNOLOGY HARDWARE - 2.9%
10,403	Fabrinet(a)	890,706
7,670	Kornit Digital Ltd.(a)	749,819
15,551	PagerDuty, Inc.(a)	660,295
		2,300,820
	TECHNOLOGY SERVICES - 4.6%
8,494	Endava plc - ADR(a)	769,047
9,852	MAXIMUS, Inc.	902,837
860	MSCI, Inc.	417,762
23,359	Telos Corporation(a)	775,052
11,665	WNS Holdings Ltd. - ADR(a)	844,896
		3,709,594
	TRANSPORTATION & LOGISTICS - 4.1%
24,968	Air Transport Services Group, Inc.(a)	657,158
14,567	CryoPort, Inc.(a)	824,055
52,689	Marten Transport Ltd.	880,960
4,076	Saia, Inc.(a)	955,822
		3,317,995

See accompanying notes which are an integral part of these financial statements.

DUNHAM SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 96.3% (Continued)
	TRANSPORTATION EQUIPMENT - 0.8%
24,681	Meritor, Inc.(a)	$667,127

	TOTAL COMMON STOCKS (Cost $53,701,156)	77,476,094

	COLLATERAL FOR SECURITIES LOANED - 1.0%
791,706	HSBC US Government Money Market Fund - Class I, 0.03%(c)(d) (Cost $791,706)	791,706

	TOTAL INVESTMENTS - 97.3% (Cost $54,492,862)	$78,267,800
	OTHER ASSETS IN EXCESS OF LIABILITIES- 2.7%	2,184,206
	NET ASSETS - 100.0%	$80,452,007

ADR	- American Depositary Receipt

LTD	- Limited Company

MSCI	- Morgan Stanley Capital International

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $775,776 at April 30, 2021.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2021.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

Portfolio Composition * - (Unaudited)
Technology	30.8%	Consumer Staples	3.5%
Health Care	18.5%	Real Estate	1.1%
Industrials	16.5%	Collateral For Securities Loaned	1.0%
Consumer Discretionary	13.7%	Energy	1.0%
Communications	7.2%	Materials	1.0%
Financials	5.7%	Total	100.0%

*	Based on total value of investments as of April 30, 2021

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Emerging Markets Stock Fund (Unaudited)
Message from the Sub-Adviser (NS Partners Ltd.)

Asset Class Recap

Emerging markets stocks put in a strong start to the fiscal year as COVID-19 vaccines boosted confidence of a global economic recovery in 2021. Joe Biden’s victory in the U.S. Presidential election and Democratic majority in both houses of Congress increased expectations of further fiscal stimulus and higher corporate taxes, in turn suggesting upward pressure on inflation and bond yields. Equity markets in China rose to begin the fiscal year amid an investment treaty between the European Union and China, increasing optimism that more direct investment will be allowed into China which may help push China away from its nationalistic tendencies. Additionally, the country’s economy continued to reopen and economic data indicated a robust economic recovery. However, equity markets sold off late in the second fiscal quarter as the strong economic results sparked concerns that authorities could rapidly tighten monetary policy. Elsewhere in Asia, India suffered a deep recession because of strict lockdown measures but rebounded as these restrictions were lifted despite still-high virus levels. In contrast, Taiwan has successfully limited the spread of the virus and was able to avoid lockdowns. The country instituted border controls and implemented an effective track and trace smartphone system, leading it to being one of the least affected countries from the pandemic. In Latin America, economic damage caused by the virus was tempered by significant fiscal expansion which led it to being one of the best performing regions in the index. Albeit positive, returns for the second fiscal quarter were tempered by a deadly second wave of the virus. Over the fiscal six-month period ending April 30, 2021, emerging markets stocks, as measured by the MSCI Emerging Markets Index, increased 23.0 percent. Emerging stocks underperformed international developed markets, as measured by the MSCI ACWI ex US index, as it increased 27.4 percent over the same time-period.

Allocation Review

Over the first six months of the fiscal year, stock selection strongly contributed to Fund performance. The Fund experienced strong stock selection within China, India, and Mexico, but positions in South Africa, Russia, and Brazil detracted from Fund performance. The Fund’s country allocation also contributed to performance, albeit to a smaller degree than the Fund’s stock selection. The adverse effects of the overweight exposure to Brazil and South Africa were outweighed by the positive effects of the underweight to China and overweight to India. From a sector perspective, the exposure to the industrials and technology sector aided positive performance, while the exposure to the energy and materials sectors were the worst relative performers within the Fund over the fiscal period. Over the fiscal six-month period, the Sub-Adviser took profits in the consumer discretionary and information technology sectors and increased the exposure to economically sensitive names in Taiwan and India. Additionally, the Sub-Adviser increase the allocation to Thailand and Greece in order to potentially capitalize on the reopening of the global economy.

Holdings Insights

The largest allocation within the benchmark and the Fund is the exposure to China. As such, many of the underlying holdings from China had a meaningful impact on Fund performance over the fiscal six-month period. One of the largest contributors to positive Fund performance over the fiscal six-month period year was China Education Group Holdings Ltd. (839 HK) (holding weight*: 1.52 percent), a leading private education provider. 839 HK reported strong earnings data with revenues up 39 percent and net income up 50 percent year over year. These strong results helped 839 HK increase 47.0 percent over the six-month period ended April 30, 2021. Another strong contributor to Fund performance over the fiscal six-month period was Jiangxi Copper Company Ltd. (358 HK) (holding weight*: 1.40 percent), a metals miner and producer. 358 HK increased 106.1 percent as the demand for copper and other metals surged. A position from China that detracted from relative Fund performance over the six-month period was Sany Heavy Industry Company LTD (600031 C1) (holding weight*: 1.08 percent). Sany Heavy Industry is China’s largest and the world’s fifth-largest engineering machinery manufacturer. This holding has been a beneficiary of infrastructure spending as well as the housing recovery. As result, this position increased 55.9 percent in the first fiscal quarter, but declined 28.9 percent in the most recent fiscal quarter. The Sub-Adviser believes that the recent decline is the result of profit taking and not due to a deterioration of company performance or fundamentals.

As mentioned above, the Sub-Adviser increased the exposure to Thailand and Greece and these exposures positively contributed to Fund performance over the most recent fiscal quarter. From Greece, OPAP SA (7107250) (holding weight*: 1.43 percent), a Greek lottery operator, and Mytilineos S.A. (5898664) (holding weight*: 1.00 percent), a Greek industrial conglomerate, both positively contributed to Fund performance by increasing 84.1 percent and 65.1 percent, respectively, in the fiscal six-month period. Minor International PLC (B018C28) (holding weight*: 0.96 percent), a company based in Thailand that runs more than 500 hotels across 55 countries, also contributed to Fund performance over the fiscal period. This company suffered in the previous fiscal year as coronavirus shutdowns put a damper on tourism and hotel stays, however, amid the distribution of vaccines and subsequent lifting of lockdowns, the stock price rebounded. Over the six-month period, Minor International PLC increased 21.0 percent.

The exposure to Brazil detracted from relative Fund performance over the most recent fiscal six-month period. Localiza Rent a Car S.A. (B08K3S0) (holding weight*: 0.96 percent), a Brazilian rental car company, and Brasil Bolsa Balcao (BG36ZK1) (holding weight*: 1.00 percent), a regional stock exchange in Brazil both detracted from the Fund’s relative performance as the positions rose 6.3 percent and 3.9 percent, respectively. Also within Brazil, Lojas Renner S.A. (B0CGYD6) (holding weight**: 0.37 percent), Brazil’s largest department store, rose just 7.3 percent amid disappointing sales and lackluster earnings reports.

Sub-Adviser Outlook

The Sub-Adviser is cautiously optimistic for the rest of the fiscal year. The Sub-Adviser believes that global industrial momentum is peaking but the continued reopening of the global economy will likely continue to boost global GDP. The Sub-Advisers also believes that inflation fears may be currently overblown and are already priced in the market. However, the market could experience a slight pick-up in core inflation in late 2021 and 2022. The Sub-Adviser will be looking to reduce the exposure to “old economy” cyclical sectors and add to more defensive names. The Sub-Adviser will also continue to focus on high-quality companies with improving return on invested capital and looking for opportunities in quality and quality growth companies.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/2021. **Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2021
	Six		Annualized	Annualized
	Months	One Year	Five Years	Ten Years
Class N	25.47%	53.54%	12.02%	2.24%
Class A with load of 5.75%	18.01%	44.25%	10.41%	2.42%
Class A without load	25.24%	53.11%	11.73%	2.85%
Class C	24.84%	51.94%	10.90%	1.22%
MSCI Emerging Markets Index (net)	22.95%	48.71%	12.50%	3.59%
Morningstar Diversified Emerging Markets Category	24.61%	51.20%	11.37%	3.14%

(a)	Total Returns are calculated based on traded NAVs.

The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Investors cannot invest directly in an index or benchmark.

The Morningstar Diversified Emerging Markets Category is generally representative of mutual funds that primarily invest among 20 or more developing nations, with a general focus on the emerging markets of Asia and Latin America rather than on the emerging markets countries in the Middle East, Africa, or Europe.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.88% for Class N, 2.88% for Class C and 2.13% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2021

Shares		Fair Value
	CLOSED END FUNDS — 1.0%
	MIXED ALLOCATION - 1.0%
136,545	Vietnam Enterprise Investments Ltd.(a)	$1,210,207

	TOTAL CLOSED END FUNDS (Cost $861,698)	1,210,207

	COMMON STOCKS — 97.0%
	AUTOMOTIVE - 1.1%
523,000	Geely Automobile Holdings Ltd.(b)	1,362,412

	BANKING - 11.3%
380,699	Banco Bradesco S.A. - ADR(b)	1,656,041
31,300	Banco Santander Chile - ADR	696,112
453,400	Bank Central Asia Tbk P.T.	1,003,719
270,500	China Merchants Bank Company Ltd., H Shares(b)	2,173,018
45,200	ICICI Bank Ltd. - ADR(a)	736,760
160,900	Itau Unibanco Holding S.A. - ADR	804,500
367,800	Kasikornbank PCL - ADR(b)	1,556,791
342,200	Ping An Bank Company Ltd.	1,229,075
1,219,200	Public Bank Bhd	1,234,351
41,267	Sberbank of Russia PJSC - ADR	649,543
102,166	Sberbank of Russia PJSC	385,387
86,380	Security Bank Corporation	206,774
51,549	Shinhan Financial Group Company Ltd.	1,852,440
		14,184,511

	BEVERAGES - 2.4%
219,500	Budweiser Brewing Company APAC Ltd.	691,748
167,200	Carabao Group PCL(a)	603,365
19,800	Heineken Malaysia Bhd	124,577
124,227	Varun Beverages Ltd.	1,591,864
		3,011,554

	BIOTECH & PHARMA - 0.3%
23,300	Joinn Laboratories China Company Ltd.(a)	419,990

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	CHEMICALS - 0.5%
2,634,800	AKR Corporindo Tbk P.T.	$595,234

	CONSTRUCTION MATERIALS - 1.7%
201,000	Anhui Conch Cement Company Ltd., H Shares(b)	1,199,838
1,237,300	Semen Indonesia Persero Tbk P.T.	891,630
		2,091,468

	CONSUMER SERVICES - 1.5%
781,000	China Education Group Holdings Ltd.	1,885,727

	CONTAINERS & PACKAGING - 1.1%
785,300	SCG Packaging PCL	1,404,664

	E-COMMERCE DISCRETIONARY - 7.7%
295,000	Alibaba Group Holding Ltd.(a),(b)	8,528,766
26,600	JD.com, Inc.(a)	1,027,373
		9,556,139

	ENGINEERING & CONSTRUCTION - 1.0%
66,518	Mytilineos S.A.(b)	1,237,453

	GAS & WATER UTILITIES - 0.8%
624,000	Guangdong Investment Ltd.	960,838

	HOME & OFFICE PRODUCTS - 0.9%
249,800	Haier Smart Home Company Ltd., H Shares(a),(b)	1,074,383

	HOUSEHOLD PRODUCTS - 1.2%
48,277	Hindustan Unilever Ltd.	1,531,229

	INSTITUTIONAL FINANCIAL SERVICES - 1.0%
130,800	B3 S.A. - Brasil Bolsa Balcao	1,242,844

	INSURANCE - 4.2%
128,200	AIA Group Ltd.(b)	1,627,377

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	INSURANCE - 4.2% (Continued)
217,500	Ping An Insurance Group Company of China Ltd., H Shares(b)	$2,371,519
57,019	Prudential plc	1,210,398
		5,209,294

	INTERNET MEDIA & SERVICES - 8.3%
43,500	Dada Nexus Ltd. - ADR(a)	1,045,740
3,898	Naspers Ltd., N Shares(b)	886,801
6,615	NAVER Corporation	2,130,176
62,600	Tencent Holdings Ltd.(b)	4,994,309
17,800	Yandex N.V., Class A(a)	1,166,790
		10,223,816

	LEISURE FACILITIES & SERVICES - 4.4%
1,268,467	Lemon Tree Hotels Ltd.(a)	604,243
1,240,400	Minor International PCL - ADR(a)	1,193,067
115,693	OPAP S.A.	1,776,574
956,000	Wynn Macau Ltd.(a)	1,833,641
		5,407,525

	LEISURE PRODUCTS - 1.0%
94,000	Giant Manufacturing Company Ltd.	1,193,691

	MACHINERY - 2.3%
35,000	Airtac International Group	1,460,768
281,790	Sany Heavy Industry Company Ltd., Class A	1,338,245
		2,799,013

	METALS & MINING - 2.4%
713,000	Jiangxi Copper Company Ltd., H Shares	1,730,903
3,528	MMC Norilsk Nickel PJSC	1,205,719
		2,936,622

	OIL & GAS PRODUCERS - 0.7%
646,600	PTT PCL - ADR	827,637

	REAL ESTATE OWNERS & DEVELOPERS - 2.5%
90,626	Godrej Properties Ltd.(a)	1,670,411
418,000	KWG Group Holdings Ltd.	669,724

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	REAL ESTATE OWNERS & DEVELOPERS - 2.5% (Continued)
173,500	Multiplan Empreendimentos Imobiliarios S.A.	$739,60
		3,079,195
	REAL ESTATE SERVICES - 0.6%
227,000	ESR Cayman Ltd.(a)	775,340

	RENEWABLE ENERGY - 2.6%
19,500	Contemporary Amperex Technology Company Ltd.	1,171,828
99,300	LONGi Green Energy Technology Company Ltd., Class A	1,514,824
5,258	OCI Company Ltd.(a)	585,799
		3,272,451
	RETAIL - CONSUMER STAPLES - 2.6%
406,000	Alibaba Health Information Technology Ltd.(a)	1,235,925
282,100	Atacadao S.A.	1,129,388
10,763	Magnit PJSC	732,760
		3,098,073
	RETAIL - DISCRETIONARY - 1.9%
1,337,300	Astra International Tbk P.T.	508,221
1,353,600	Home Product Center PCL	611,682
100,600	Localiza Rent a Car S.A.	1,185,450
		2,305,353
	SEMICONDUCTORS – 13.0%
9,900	ACM Research, Inc., Class A(a)	781,605
82,000	Gudeng Precision Industrial Company Ltd.	920,432
79,000	MediaTek, Inc.	3,311,885
56,000	Realtek Semiconductor Corporation	1,056,435
19,451	SK Hynix, Inc.(b)	2,218,996
328,000	Taiwan Semiconductor Manufacturing Company Ltd.	6,907,558
7,000	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	817,180
		16,014,091
	SOFTWARE - 1.3%
73,900	Glodon Company Ltd.	830,839
374,300	NavInfo Company Ltd.	819,625
		1,650,464

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	SPECIALTY FINANCE - 2.5%
94,182	Housing Development Finance Corp Ltd.	3,067,064

	TECHNOLOGY HARDWARE - 7.2%
126,000	Accton Technology Corporation	1,426,709
13,000	Largan Precision Company Ltd.	1,438,167
51,670	Samsung Electronics Company Ltd.(b)	3,765,992
33,894	Samsung Electronics Company Ltd.(b)	2,225,291
		8,856,159
	TECHNOLOGY SERVICES - 2.1%
140,348	Infosys Ltd.	2,550,643

	TELECOMMUNICATIONS - 1.5%
36,800	21Vianet Group, Inc. - ADR(a)	1,027,088
111,933	Bharti Airtel Ltd.	809,527
		1,836,615
	TRANSPORTATION & LOGISTICS - 3.4%
234,870	International Container Terminal Services, Inc.	633,644
139,276	Spring Airlines Company Ltd.	1,380,427
32,072	Wizz Air Holdings plc(a)	2,176,165
		4,190,236

	TOTAL COMMON STOCKS (Cost $93,431,953)	119,851,728

	WARRANT — 0.0%
	LEISURE FACILITIES & SERVICES - 0.0%
26,977	Minor International PCL (Thailand)	8,663

	TOTAL WARRANT (Cost $867)	8,663

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Shares		Fair Value
	COLLATERAL FOR SECURITIES LOANED – 1.4%
1,790,237	Mount Vernon Prime Portfolio, 0.11% (Cost $1,790,237)(c),(d)	$1,790,237

	TOTAL INVESTMENTS - 99.4% (Cost $96,084,755)	$122,860,835
	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%	734,800
	NET ASSETS - 100.0%	$123,595,635

ADR	- American Depositary Receipt

LTD	- Limited Company

NV	- Naamioze Vennootschap

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

PT	- Perseroan Terbatas

S/A	- Societe Anonyme

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $1,639,480 at April 30, 2021.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2021.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 105%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM EMERGING MARKETS STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Portfolio Composition * - (Unaudited)
China	22.6%	Thailand	5.1%
Taiwan	15.3%	Hong Kong	4.4%
Cayman Islands	11.1%	Russia	3.4%
South Korea	10.6%	Great Britain	2.5%
India	10.4%	Other Countries **	9.0%
Brazil	5.6%	Total	100.0%

*	Based on total value of investments as of April 30, 2021.

**	Includes Collateral for Securities Loaned as of April 30, 2021.

Percentage may differ from Schedule of Investments which is based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham International Stock Fund (Unaudited)
Message from the Sub-Adviser (Arrowstreet Capital, L.P.)

Asset Class Recap

International equity markets, as measured by the MSCI All Country World ex USA Index (Net) (referred to as the “Index”), gained 27.4 percent during the semi-annual period ending April 30, 2021. Across sectors, gains were led by energy, IT, and financials. The best performing developed market countries as measured by the Index in local terms during the semi-annual period were Austria, up 63.7 percent, and Luxembourg, up 43.0 percent. The worst performing developed market countries were New Zealand, down 3.7 percent, and the US, up 14.8 percent. The best performing emerging market countries during the period as measured by the Index were Greece, up 43.1 percent, and Taiwan, up 41.9 percent. The worst performing emerging market countries were Egypt, down 2.4 percent, and the Philippines, up 0.7 percent.

Allocation Review

The Sub-Adviser’s investment process is best characterized as a dynamic process that uses quantitative models to evaluate securities to exploit opportunities across companies, sectors, and countries while seeking to avoid long-term systematic biases toward any particular country, sector, style, or market capitalization. These stock selection models are designed to understand what information is likely to impact stock prices with a predictable and measurable lag that allows time to invest and profit. The models obtain the information to forecast individual stock returns by evaluating a stock’s potential on the basis of (1) direct effects - characteristics of the company itself; and (2) indirect effects - characteristics of other companies that are related by virtue of a common country and sector affiliation (called country/sector baskets); a common country affiliation; and a common global sector affiliation, and/or other common linkages. Over any time period, the strategy’s performance relative to the Index is driven by allocations to country/sector baskets, stock selection, and the effects of currency exposures differing from those of the Index.

Countries contributing the most to returns relative to the Index during the semi-annual period were: China, mainly due to our underweight positioning along with positive selection within consumer discretionary, and overweight positioning paired with positive selection within Chinese materials; and South Korea, primarily due to both positive selection and overweight positioning in IT and consumer discretionary. Countries contributing the most to underperformance relative to the Index included: Malaysia, primarily due to our overweight positioning along with negative selection in health care; and France, primarily due to underweights in both financials and consumer discretionary.

Sectors contributing the most to returns relative to the Index during the semi-annual period included: Materials, primarily due to overweight positioning in UK materials and positive selection across the UK, French, and Canadian materials baskets; and consumer discretionary mainly due to the above-mentioned underweights coupled with positive selection within Chinese consumer discretionary. Both overweights and positive selection within South Korean consumer discretionary also aided results. Sectors contributing the most to underperformance relative to the Index included: financials, primarily due to underweights across UK, French, and Canadian financials baskets.

Holdings Insights

Stocks contributing the most to returns relative to the Index during the semi-annual period included: Alibaba Group Holding-SP ADR (BABA) (holding weight*: not held), a Chinese consumer discretionary company; ASML Holding NV (ASML NA) (holding weight*: 2.28 percent), a Dutch IT company; and Arcelormittal (MT NA) (holding weight**: 0.01 percent), a French materials company. Having no exposure to BABA contributed to relative Fund performance, as BABA sold off significantly over the most recent six-month fiscal period. ASML NA and MT NA rose 79.8 percent and 111.3 percent, respectively, over the most recent six-month fiscal period. Stocks contributing the most to underperformance relative to the Index included: Hartalega Holdings BHD (HART MK) (holding weight*: 0.12 percent), a Malaysian health care company, Roche Holdings AG-Genusschein (ROG SW) (holding weight*: 1.00 percent), a Swiss health care company, and LVMH Moet Hennessy Lous VUI (MC FP) (holding weight*: not held), a French consumer discretionary company. HART MK and ROG SW fell 42.9 percent and 1.0 percent, respectively, over the most recent six-month fiscal period. Having no exposure to MC FP hurt relative Fund performance, as the high-end fashion retailer rose 62.5 percent over the most recent six-month fiscal period.

Sub-Adviser Outlook

The Sub-Adviser generally constructs its portfolios by using proprietary econometric models and a proprietary optimization process that balances the trade-off between a stock’s expected return, its contribution to portfolio level risk, portfolio specific restrictions, and its opportunity costs relative to trading costs. As this is performed quantitatively, the Sub-Adviser’s outlook does not play a role in the disciplined investment process.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/21

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2021
			Annualized	Annualized
	Six Month	One Year	Five Years	Ten Years
Class N	35.62%	54.68%	11.37%	6.02%
Class A with load of 5.75%	27.66%	45.42%	9.79%	5.11%
Class A without load	35.43%	54.29%	11.09%	5.74%
Class C	34.95%	53.23%	10.26%	4.96%
MSCI All Country World ex US Index (net)	27.41%	42.98%	9.83%	4.73%
Morningstar Foreign Large Cap Blend Category	27.60%	41.69%	8.84%	4.71%

(a)	Total Returns are calculated based on traded NAVs.

The MSCI All Country World ex US Index (net) is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets excluding holdings in the United States and is net of any withholding taxes. Investors cannot invest directly in an index or benchmark.

The Morningstar Foreign Large Cap Blend Category is generally representative of mutual funds that primarily invest in non-U.S. stocks that have market caps in the top 70% of each economically integrated market (such as Europe or Asia ex-Japan). The blend style is generally applicable where neither growth nor value characteristics dominate.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.71% for Class N, 2.71% for Class C and 1.96% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%.The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distribution. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.0%
	ADVERTISING & MARKETING - 0.8%
64,300	Hakuhodo DY Holdings, Inc.	$1,088,085
2,563	WPP plc – ADR (f)	173,054
		1,261,139

	AEROSPACE & DEFENSE - 0.2%
330	Dassault Aviation S.A.(a)	359,976

	APPAREL & TEXTILE PRODUCTS - 1.0%
2,438	adidas A.G.(a),(b)	753,975
26,800	Cie Financiere Richemont S.A. - ADR	273,893
11,300	Gildan Activewear, Inc. (a), (f)	391,997
1,756	Gildan Activewear, Inc.(a)	60,893
92,000	Pou Chen Corporation	116,821
7,000	Swatch Group A.G. (The) - ADR	106,750
		1,704,329
	ASSET MANAGEMENT - 2.5%
9,721	Groupe Bruxelles Lambert S.A.(b)	1,064,395
64,581	Grupo de Inversiones Suramericana S.A.	292,435
10,000	IGM Financial, Inc.	356,690
16,894	Industrivarden A.B., C Shares	610,076
13,982	Investor A.B.	1,188,945
1,533	Sofina S.A.	583,230
		4,095,771
	AUTOMOTIVE - 7.4%
26,600	Aisin Seiki Company Ltd.	1,023,689
3,203	Bayerische Motoren Werke A.G.	262,672
7,424	Continental A.G. (a),(b)	1,004,569
1,700	Ferrari N.V.	362,763
7,314	Hankook Tire & Technology Company Ltd.(b)	315,593
2,800	Honda Motor Company Ltd.(b)	83,484
23,900	Honda Motor Company Ltd. – ADR (f)	712,698
6,461	Hyundai Motor Company	580,496
9,597	Magna International, Inc. (f)	906,149
58,500	Mitsubishi Motors Corporation(a)	158,476
77,900	Nissan Motor Company Ltd.(a)	391,000

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	AUTOMOTIVE - 7.4% (Continued)
65,500	Porsche Automobil Holding S.E. - ADR	$691,680
3,193	Porsche Automobil Holding S.E.	337,029
15,100	Renault S.A.(a),(b)	609,441
11,374	Schaeffler A.G., Preferred Shares	102,651
60,512	Stellantis N.V.	1,003,948
3,900	Sumitomo Rubber Industries Ltd.	48,306
16,100	Suzuki Motor Corporation(b)	610,855
121,994	Tofas Turk Otomobil Fabrikasi A/S	439,703
24,533	Volkswagen A.G. - ADR	777,941
1,732	Volkswagen A.G.	451,525
162,600	Weifu High-Technology Group Company Ltd.	356,490
30,600	Yamaha Motor Company Ltd.(b)	764,455
		11,995,613
	BANKING - 3.7%
52,192	Banco Santander Mexico S.A. Institucion de Banca - ADR(a)	294,885
18,719	Bank AlBilad	186,669
31,712	BNK Financial Group, Inc.	218,477
167,500	Grupo Financiero Inbursa S.A.B. de C.V.(a)	156,918
1	Haci Omer Sabanci Holding A/S	1
10,225	Hana Financial Group, Inc.(b)	419,117
3,700	Industrial & Commercial Bank of China Ltd. - ADR	48,045
449,900	Mebuki Financial Group, Inc.(b)	981,510
80,753	Quinenco S.A.	166,206
6,159	Raiffeisen Bank International A.G.(b)	134,733
550,580	Sberbank of Russia PJSC(b)	2,178,999
1,915,580,000	VTB Bank PJSC(b)	1,311,019
		6,096,579
	BEVERAGES - 0.2%
18,100	Kirin Holdings Company Ltd.	339,858

	BIOTECH & PHARMA - 1.5%
18,200	Ono Pharmaceutical Company Ltd.	458,374
4,977	Roche Holding A.G.(b)	1,625,413

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	BIOTECH & PHARMA - 1.5% (Continued)
4,137	Sanofi(b)	$434,293
		2,518,080
	CHEMICALS - 8.6%
162,500	ADAMA Ltd.	222,119
195,500	Bluestar Adisseo Company	364,745
2,100	Braskem S.A. - ADR(a)	40,656
46,318	Clariant A.G.(a)	971,471
20,889	Covestro A.G.(b)	1,367,890
29,100	Daicel Corporation	224,826
6,516	Evonik Industries A.G.(b)	228,414
261,795	Fangda Carbon New Material Company Ltd.(a)	358,614
38	Givaudan S.A.(b)	159,436
8,100	Kaneka Corporation	315,434
475	KCC Corporation	133,261
4,325	Koninklijke DSM N.V.(b)	776,474
73,500	Kuraray Company Ltd.	798,851
7,800	Mitsubishi Chemical Holdings Corporation	58,059
27,300	Mitsubishi Gas Chemical Company, Inc.	630,672
23,900	Mitsui Chemicals, Inc.	752,268
98,285	National Industrialization Company(a)	501,795
4,996	National Petrochemical Company	64,431
39,700	Nippon Sanso Holdings Corporation	746,751
3,200	Nitto Denko Corporation	264,777
11,600	Nutrien Ltd.	640,204
10,128	PhosAgro PJSC	589,116
14,171	Sasol Ltd.(a)	238,317
26,739	Saudi Arabian Fertilizer Companycia	747,208
30,326	Saudi Industrial Investment Group(b)	285,932
6,800	Shin-Etsu Chemical Company Ltd.(b)	1,147,696
18,900	Sinopec Shanghai Petrochemical Company Ltd. - ADR	469,665
236,100	Tangshan Sanyou Chemical Industries Company Ltd., Advisor Class	414,153
42,700	Toray Industries, Inc.(b)	265,481
157,600	Xinjiang Zhongtai Chemical Company Ltd.	244,743

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	CHEMICALS - 8.6% (Continued)
1,049	Yara International ASA	$54,822
		14,078,281
	COMMERCIAL SUPPORT SERVICES - 1.8%
19,745	Adecco Group A.G.(b)	1,340,068
43,600	Persol Holdings Company Ltd.	802,838
2,400	SGS S.A. - ADR	70,920
219	SGS S.A.	648,853
2,800	Sohgo Security Services Company Ltd.	122,743
		2,985,422
	CONSTRUCTION MATERIALS - 0.9%
1,100	AGC, Inc.(b)	50,152
8,700	Cie de Saint-Gobain - ADR(a)	109,577
619,000	CSG Holding Company Ltd.	271,454
4,900	James Hardie Industries plc - ADR	161,917
8,410	James Hardie Industries plc – ADR (f)	279,463
10,281	Saudi Cement Company	177,516
10,500	Taiheiyo Cement Corporation	263,585
8,762	Titan Cement International S.A.	179,644
		1,493,308
	CONTAINERS & PACKAGING - 0.1%
123,000	Klabin S.A.(a)	124,695

	DIVERSIFIED INDUSTRIALS - 1.5%
2,940	Doosan Company Ltd.	119,895
21,200	Hitachi Ltd.(b)	1,049,208
18,800	Kawasaki Heavy Industries Ltd.(a)	451,172
5,000	Mitsubishi Heavy Industries Ltd.	148,821
7,800	Omron Corporation(b)	590,582
		2,359,678
	E-COMMERCE DISCRETIONARY - 0.2%
12,000	Rakuten, Inc. - ADR	152,520
5,700	ZOZO, Inc.	191,688
		344,208

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	ELECTRIC UTILITIES - 0.5%
34,000	Chubu Electric Power Company, Inc.	$411,970
140,510	Cia Paranaense de Energia	163,424
270,000	Huadian Power International Corp Ltd.	82,653
5,025	Huaneng Power International, Inc. - ADR	72,008
		730,055
	ELECTRICAL EQUIPMENT - 0.6%
2,600	Daikin Industries Ltd.	524,387
2,400	Daikin Industries Ltd. - ADR	48,720
1,566	Schindler Holding A.G.	436,308
		1,009,415
	ENGINEERING & CONSTRUCTION - 0.2%
1	Enka Insaat ve Sanayi A/S	1
3,409	HOCHTIEF A.G.	320,078
		320,079
	ENTERTAINMENT CONTENT - 0.1%
2,800	Capcom Company Ltd.	90,828
700	Square Enix Holdings Co. Ltd.	38,910
		129,738
	FOOD - 0.7%
10,872	Almarai Company JSC	155,754
3	Chocoladefabriken Lindt & Spruengli A.G.(a)	296,994
41	Chocoladefabriken Lindt & Spruengli A.G.	381,039
124,600	Indofood Sukses Makmur Tbk P.T.(b)	56,200
1,415	Nestle S.A. - ADR	169,135
		1,059,122
	FORESTRY, PAPER & WOOD PRODUCTS - 0.0%(c)
232	West Fraser Timber Company Ltd.	17,941

	HEALTH CARE FACILITIES & SERVICES - 0.2%
3,115	Dr Sulaiman Al Habib Medical Services Group	125,257
1,800	Fresenius Medical Care A.G. & Company KGaA – ADR (f)	71,802
5,600	Medipal Holdings Corporation	103,029
		300,088

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	HOME & OFFICE PRODUCTS - 0.6%
64,164	Arcelik A/S	$265,979
19,658	Electrolux A.B. - Series B	551,985
1,800	Rinnai Corporation	180,721
		998,685
	HOME CONSTRUCTION - 0.3%
8,700	TOTO Ltd.(b)	452,252

	HOUSEHOLD PRODUCTS - 0.4%
1,500	Amorepacific Corporation	119,609
4,933	AMOREPACIFIC Group	325,471
1,500	Kose Corporation	225,772
		670,852
	INDUSTRIAL INTERMEDIATE PROD - 1.0%
212,400	China International Marine Containers Group	528,938
75,700	Hartalega Holdings Bhd(b)	189,667
41,300	NSK Ltd.	380,802
297,504	Zhejiang Hailiang Company Ltd.	498,456
		1,597,863
	INDUSTRIAL SUPPORT SERVICES - 0.1%
5,100	MISUMI Group, Inc.	144,023

	INSTITUTIONAL FINANCIAL SERVICES - 1.7%
35,500	B3 S.A. - Brasil Bolsa Balcao	337,316
51,300	Daiwa Securities Group, Inc.	273,705
5,700	Deutsche Boerse A.G. - ADR	97,675
268,400	Haitong Securities Company Ltd.	240,053
110,420	Mirae Asset Daewoo Company Ltd.	484,769
13,776	NH Investment & Securities Company Ltd.	136,809
111,000	Nomura Holdings, Inc.(b)	596,561
269,200	Orient Securities Company Ltd.	170,746
285,376	Shanghai AJ Group Company Ltd.	311,356
32,300	Zhongtai Securities Company Ltd.(a)	52,931
		2,701,921

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	INSURANCE - 3.3%
128,204	Aegon N.V.	$594,906
363,000	China Life Insurance Company Ltd.(b)	343,748
326,600	COFCO Capital Holdings Company Ltd.	430,083
12,423	Hanwha Corporation	342,218
7,097	Hyundai Marine & Fire Insurance Company Ltd.	154,941
5,700	iA Financial Corp, Inc.	320,723
50,800	MS&AD Insurance Group Holdings, Inc.	1,441,031
7,520	NN Group N.V.(b)	375,570
3,206	Samsung Fire & Marine Insurance Company Ltd.	452,172
22,965	Talanx A.G.	968,827
		5,424,219
	INTERNET MEDIA & SERVICES - 0.7%
26,800	Kakaku.com, Inc.	727,528
6,400	M3, Inc.(b)	442,051
		1,169,579
	LEISURE FACILITIES & SERVICES - 1.0%
24,953	Aristocrat Leisure Ltd.	713,658
42,843	Kingdom Holding Company	92,569
47,200	Sega Sammy Holdings, Inc.	677,354
4,500	Wynn Macau Ltd. - ADR(a)	86,315
		1,569,896
	LEISURE PRODUCTS - 0.3%
34,000	Giant Manufacturing Company Ltd.	431,761

	MACHINERY - 3.3%
4,300	Azbil Corporation(b)	173,599
35,259	CNH Industrial N.V.	524,080
4,103	FANUC Corporation - ADR	94,656
500	FANUC Corporation(b)	115,126
7,034	GEA Group A.G.	309,293
3,200	Harmonic Drive Systems, Inc.	215,171
25,378	Husqvarna A.B., B Shares	353,812
3,000	Keyence Corporation(b)	1,439,961
1,415	KION Group A.G.	141,183

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	MACHINERY - 3.3% (Continued)
13,100	Kurita Water Industries Ltd.(b)	$604,933
4,863	Techtronic Industries Company Ltd. - ADR	445,256
7,000	Techtronic Industries Company Ltd.(b)	127,028
460,500	Tian Di Science & Technology Company Ltd.	258,696
84,800	WEG S.A.	542,851
		5,345,644
	MEDICAL EQUIPMENT & DEVICES - 2.1%
2,164	DiaSorin SpA	368,003
7,200	Hoya Corporation(b)	818,277
13,908	Koninklijke Philips N.V.(a),(b)	787,417
21,900	Olympus Corporation	450,674
27,710	Smith & Nephew plc	601,269
12,300	Terumo Corporation(b)	465,027
		3,490,667
	METALS & MINING - 8.2%
680,600	Adaro Energy Tbk P.T.(b)	58,522
23,435	Anglo American plc	996,174
35,915	BHP Group Ltd.	1,310,721
36,022	BHP Group plc	1,087,545
2,677	BHP Group plc – ADR (f)	161,959
12,050	Boliden A.B.(b), (f)	469,259
120,600	China Shenhua Energy Company Ltd.(b)	357,171
26,987	Cia de Minas Buenaventura S.A.A – ADR (a)	262,314
27,372	First Quantum Minerals Ltd.	630,344
10,400	First Quantum Minerals Ltd.	238,992
206,824	Glencore plc(b)	844,618
10,716	Glencore plc – ADR (f)	86,800
18,600	Grupo Mexico S.A.B. de C.V. - Series B	84,709
116,629	Huaibei Mining Holdings Company Ltd.	211,163
4,100	Mitsubishi Materials Corporation	92,100
3,591	MMC Norilsk Nickel PJSC - ADR	121,843
1,316	MMC Norilsk Nickel PJSC	449,752
39,026	Northam Platinum Ltd.(a)	670,884
992	Polyus PJSC	183,180

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	METALS & MINING - 8.2% (Continued)
9,035	Rio Tinto Ltd.	$842,047
9,616	Rio Tinto plc – ADR (f)	817,936
4,296	Rio Tinto plc(b)	360,734
27,683	South32 Ltd.	61,112
11,689	Southern Copper Corporation (f)	811,333
1,400	Sumitomo Metal Mining Company Ltd.(b)	59,266
36,900	Teck Resources Ltd., Class B	781,173
63,900	Vale S.A.	1,292,192
		13,343,843
	OIL & GAS PRODUCERS - 8.5%
28,112	BP plc - ADR	707,298
74,300	China Petroleum & Chemical Corporation	48,990
1,550,000	China Petroleum & Chemical Corporation, H Shares(b)	764,558
17,700	ENEOS Holdings, Inc.	76,116
32,540	Eni SpA – ADR (f)	775,753
13,665	Eni SpA	162,972
247,390	Gazprom PJSC	755,579
2,199,440	Guanghui Energy Company Ltd.(a)	1,033,294
58,300	Idemitsu Kosan Company Ltd.	1,394,110
92,035	KOC Holding A/S	203,762
674	LUKOIL PJSC - ADR	51,682
24,250	LUKOIL PJSC	1,873,297
22,511	Motor Oil Hellas Corinth Refineries S.A.	347,252
9,000	OMV A.G.	442,997
7,492	PetroChina Company Ltd. – ADR (f)	269,937
146,500	PetroChina Company Ltd.	96,014
65,500	Petroleo Brasileiro S.A.	285,893
281,953	Polskie Gornictwo Naftowe i Gazownictwo S.A.(b)	489,153
56,314	Rabigh Refining & Petrochemical Company(a)	306,637
5,024	Repsol S.A. - ADR	60,037
18,394	Repsol S.A.(b)	219,839
104,240	Rosneft Oil Company PJSC(b)	728,545
89,021	Royal Dutch Shell plc, Class A	1,697,613
1,713,228	Shandong Xinchao Energy Corp Ltd.(a)	404,360

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	OIL & GAS PRODUCERS - 8.5% (Continued)
1,345,800	Surgutneftegas PJSC	$609,742
		13,805,430
	OIL & GAS SERVICES & EQUIPMENT - 0.1%
2,292,000	Sinopec Oilfield Service Corporation(a)	203,014

	PUBLISHING & BROADCASTING - 1.1%
197,700	China South Publishing & Media Group Company Ltd.	311,530
465,943	Chinese Universe Publishing and Media Group, Class A(b)	794,708
5,500	Fuji Media Holdings, Inc.	66,917
25,314	Pearson plc – ADR (f)	291,111
6,959	Schibsted ASA(a)	350,382
		1,814,648
	REAL ESTATE OWNERS & DEVELOPERS - 0.4%
923,012	Emaar Malls PJSC(a)	460,122
37,000	Hang Lung Group Ltd.	97,073
13,900	Swire Pacific Ltd. - ADR	112,729
		669,924
	RETAIL - CONSUMER STAPLES - 0.8%
66,193	Cencosud S.A.	136,748
77,648	CK Hutchison Holdings Ltd. – ADR (f)	630,502
1,440	Kesko OYJ, B Shares	43,904
3,577	Magnit PJSC	243,527
9,400	Sundrug Company Ltd.(b)	320,292
		1,374,973
	RETAIL - DISCRETIONARY - 1.0%
2,100	ABC-Mart, Inc.	112,504
35,337	El Puerto de Liverpool S.A.B. de C.V.	149,514
47,089	Kingfisher plc(a),(b)	233,051
18,100	Lao Feng Xiang Company Ltd.	54,572
598	Pandora A/S(b)	67,808
900	Shimamura Company Ltd.(b)	89,025
12,400	USS Company Ltd.(b)	224,978
130,300	Yamada Holdings Company Ltd.	648,574
		1,580,026

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	SEMICONDUCTORS - 8.0%
6,700	Advantest Corporation(b)	$633,298
286	ASML Holding N.V.	185,357
5,709	ASML Holding N.V.(b)	3,710,734
3,775	Infineon Technologies A.G.(b)	151,575
14,214	SK Hynix, Inc.(b)	1,621,552
22,182	STMicroelectronics N.V.	829,320
728	STMicroelectronics N.V.	27,227
25,880	Taiwan Semiconductor Manufacturing Company Ltd. - ADR	3,021,231
55,000	Taiwan Semiconductor Manufacturing Company Ltd.	1,158,279
4,100	Tokyo Electron Ltd. - ADR	467,400
800	Tokyo Electron Ltd.(b)	363,300
415,000	United Microelectronics Corporation(b)	827,722
		12,996,995
	SOFTWARE - 3.8%
5,367	Atlassian Corp plc, Class A(a)	1,274,985
2,081	Check Point Software Technologies Ltd.(a)	243,082
100	Constellation Software, Inc.	146,637
11,102	Nemetschek S.E.	828,653
8,800	Open Text Corporation	414,480
3,200	Oracle Corp Japan	299,975
16,965	Sage Group plc (The)(b)	149,851
16,647	SAP S.E.(b)	2,333,931
3,691	Temenos A.G.	543,365
		6,234,959
	SPECIALTY FINANCE - 0.2%
678,400	Bohai Leasing Company Ltd.(a)	216,815
2,786	Samsung Card Company Ltd.(a)	88,371
		305,186
	STEEL - 1.7%
128,000	Angang Steel Company Ltd.	88,005
72,608	Eregli Demir ve Celik Fabrikalari TAS	166,382
15,500	Gerdau S.A.	78,854
8,272	Hyundai Steel Company	411,188
251,984	Iskenderun Demir ve Celik A/S	409,059

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	STEEL - 1.7% (Continued)
614,900	Magnitogorsk Iron & Steel Works PJSC	$533,524
4,700	Nippon Steel Corporation	82,121
71,280	Novolipetskiy Metallurgicheskiy Kombinat PAO	252,011
383	POSCO	125,170
18,151	Tenaris S.A. - ADR	388,068
417,800	Xinxing Ductile Iron Pipes Company Ltd.	260,527
		2,794,909
	TECHNOLOGY HARDWARE - 9.2%
523,000	AU Optronics Corporation(a),(b)	612,251
10,100	Brother Industries Ltd.(b)	214,122
6,400	Canon, Inc.(b)	152,172
13,600	Casio Computer Company Ltd.	240,772
103,000	Chicony Electronics Company Ltd.	310,115
147,900	Jiangsu Zhongtian Technology Company Ltd.	233,067
36,416	LG Display Company Ltd.(a),(b)	790,832
8,191	LG Electronics, Inc.	541,382
8,600	MINEBEA MITSUMI, Inc.	215,651
66,300	Nikon Corporation(b)	624,198
2,900	Nintendo Company Ltd.(b)	1,663,366
113,676	Nokia OYJ - ADR(a)	532,004
20,218	Nokia OYJ(a)	95,895
89,200	Panasonic Corporation(b)	1,047,243
65,900	Ricoh Company Ltd.(b)	704,119
83	Samsung Electronics Company Ltd. - ADR	151,143
63,719	Samsung Electronics Company Ltd.(b)	4,644,191
14,841	Samsung Electronics Company Ltd.(b)	974,377
305	Samsung Electronics Company Ltd. 144A - ADR(d)	503,250
1,200	Sony Corporation(b)	119,958
44,643	Telefonaktiebolaget LM Ericsson, B Shares(b)	613,844
		14,983,952
	TECHNOLOGY SERVICES - 3.0%
15,300	Adyen N.V. - ADR(a)	754,290
671	Bechtle A.G.	136,810
6,000	CGI, Inc.(a),(f)	530,760

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 97.0% (Continued)
	TECHNOLOGY SERVICES - 3.0% (Continued)
30,749	Experian plc	$1,188,428
3,600	Fujitsu Ltd.(b)	571,810
2,800	NEC Corporation	162,758
12,700	Nomura Research Institute Ltd.(b)	389,698
5,650	RELX plc – ADR (f)	147,352
270,900	Shanghai DZH Ltd.(a)	329,232
2,435	Wolters Kluwer N.V. - ADR	219,954
5,551	Wolters Kluwer N.V.(b)	502,742
		4,933,834
	TELECOMMUNICATIONS - 1.7%
99,360	Mobile TeleSystems PJSC	423,909
29,600	Nippon Telegraph & Telephone Corporation(b)	746,199
9,639	Proximus S.A.DP (f)	205,623
23,002	SES S.A. - ADR	174,593
1,373,013	Telecom Italia SpA, Savings Shares	806,399
266,852	Turkcell Iletisim Hizmetleri A/S	476,878
		2,833,600
	TRANSPORTATION & LOGISTICS - 0.7%
28,000	Air China Ltd., H Shares	22,142
13,199	China Southern Airlines Company Ltd. - ADR(a)	445,994
115,700	Malaysia Airports Holdings Bhd	168,973
472,300	Shandong Hi-speed Company Ltd.	510,366
121,700	TangShan Port Group Company Ltd.	49,972
1	Turk Hava Yollari AO(a)	1
		1,197,448
	TRANSPORTATION EQUIPMENT - 0.3%
19,019	Traton S.E.	543,635

	WHOLESALE - CONSUMER STAPLES - 0.2%
29,500	Marubeni Corporation(b)	245,679

	WHOLESALE - DISCRETIONARY - 0.6%
21,700	Toyota Tsusho Corporation	919,400

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	TOTAL COMMON STOCKS (Cost $126,779,802)	$158,102,093

	EXCHANGE-TRADED FUNDS — 1.0%
	EQUITY - 1.0%
26,769	Global X MSCI Argentina ETF (f)	800,393
17,000	iShares MSCI Eurozone ETF (f)	826,030

	TOTAL EXCHANGE-TRADED FUNDS (Cost $1,439,692)	1,626,423

	WARRANT — 0.0%(c)
	CHEMICALS - 0.0% (c)
178,610	Barito Pacific Tbk P.T. (Indonesia) (Cost $0)	7,604

	COLLATERAL FOR SECURITIES LOANED — 4.3%
7,007,102	Mount Vernon Liquid Asset Portfolio, 0.11% (Cost $7,007,102)(e) ,(g)	7,007,102

	TOTAL INVESTMENTS – 102.3% (Cost $135,226,596)	$166,743,222
	LIABILITIES IN EXCESS OF OTHER ASSETS – (2.3)%	(3,693,953)
	NET ASSETS - 100.0%	$163,049,269

ADR	- American Depositary Receipt

A/S	- Anonim Sirketi

ETF	- Exchange-Traded Fund

LTD	- Limited Company

MSCI	- Morgan Stanley Capital International

N.V.	- Non-Voting

OYJ	- Julkinen osakeyhtio

PJSC	- Public Joint-Stock Company

PLC	- Public Limited Company

TAS	- Turkish Accounting Standards

TBK PT	- Publicly traded private limited company in Indonesia

(a)	Non-income producing security.

(b)	The value of this security has been determined in good faith under policies of the Board of Trustees.

(c)	Percentage rounds to less than 0.1%.

(d)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021 the total market value of 144A securities is 503,250 or 0.3% of net assets.

(e)	Rate disclosed is the seven day effective yield as of April 30, 2021.

(f)	All or a portion of these securities are on loan. Total loaned securities had a value of $6,684,326 at April 30, 2021.

(g)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% (105% for non US Shares) of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 105% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 105%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM INTERNATIONAL STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Foreign Currency	Settlement Date	Counterparty	Local Currency	U.S. Dollar Value	Unrealized Appreciation/ (Depreciation)
To Buy:
Japanese Yen	05/6/2021	JP Morgan	65,948,934	$606,076	$(2,719)
Japanese Yen	05/07/2021	UBS	18,714,638	171,551	(332)
				$4,702,705	$(3,051)
To Sell:
Japanese Yen	05/06/2021	UBS	23,523,791	$215,632	$417

Total					$(2,634)

Portfolio Composition * - (Unaudited)
Japan	23.9%	Great Britain	5.1%
South Korea	8.2%	Switzerland	4.2%
China	7.3%	Taiwan	4.1%
Germany	7.1%	Canada	3.3%
Netherlands	6.4%	Other Countries **	24.2%
Russia	6.2%	Total	100.0%

*	Based on total value of investments as of April 30, 2021

**	Includes collateral for securities loaned as of April 30, 2021.

Percentage may differ from Schedule of Investments which is based on Fund net assets

See accompanying notes which are an integral part of these financial statements.

Dunham Dynamic Macro Fund (Unaudited)
Message from the Sub-Adviser (Mellon Investments Corporation)

Asset Class Recap

Markets across the globe surged to begin the fiscal year as political risk subsided following the U.S. election and the announcement of three effective vaccines offered hope that the world is on the path back towards normalcy. However, markets declined to close the first fiscal quarter due to a combination of a lack of progress for an additional stimulus bill, a post-holiday surge in coronavirus cases, and a slower than anticipated distribution of the coronavirus vaccines. After taking a slight step back in late January, equity markets continued to march higher in the second fiscal quarter. Investors cheered Congress passing another $1.9 trillion spending package which in-turn drove the 10-year U.S. Treasury yield to its highest level since the beginning of 2020. Also adding to optimism was an increasingly efficient vaccine rollout in the United States, albeit not all countries experienced as much success - with a resurgence of coronavirus cases occurring in some regions including parts of Europe and India. Global macro strategies, as measured by the IQ Hedge Global Macro Beta Index, rose 4.4 percent during the six-month period ended April 30, 2021. Global macro strategies underperformed global equities, as measured by the MSCI ACWI index, which jumped 28.3 percent, but outperformed bonds, as measured by the Bloomberg Barclays Aggregate Bond index, which declined 1.5 percent.

Allocation Review

The Fund began the fiscal year with the lowest allocation to the growth asset strategy since March 2020. As global equity risk subsided, the Sub-Adviser added to the growth strategy in the first fiscal quarter and continued to add to the allocation in the most recent fiscal quarter, which positively benefited the Fund as equity markets rose. The Fund’s defensive asset strategy has historically contributed to Fund performance amid spikes in volatility but detracted throughout the first half of the fiscal year as volatility was relatively muted. Although the Federal Reserve committed to keeping rates low on the short end of the curve, longer-term rates rose. In the most recent fiscal quarter, the spread between the 5-year U.S. Treasury note and 30-year U.S. Treasury bond reached its widest point since 2015, adversely affecting bond prices. The allocation to the real asset strategy was stable through the fiscal six-month period as the Sub-Adviser’s view of the asset class did not change, however, the Sub-Adviser is willing to bolster this exposure with additional commodity or TIPS if inflation were to meaningfully rise.

Holdings Insights

The growth asset strategy was the strongest contributor to positive Fund performance over the six-month period ended April 30, 2021. The largest exposure within the growth asset strategy was dedicated to U.S. equities. This was partially achieved through the SPDR S&P 500 ETF Trust (SPY) (holding weight*: 25.34 percent). Over the six-month period, SPY rose 28.8 percent. The exposure to the S&P 500 was also achieved through writing out of the money call options on the S&P 500. For example, the Fund held the S&P 500 Index June 21 $4,130 Call option (ESM1C 4130) (holding weight*: 5.17 percent). This option increased 62.1 percent since being added in early February. As the performance dispersion between large capitalization and small capitalization domestic equity markets widened, the Sub-Adviser initiated an exposure to small capitalization domestic equity via the CME E-mini Russell 2000 Index Futures 03/19/2021 (RTYH1 IND) (holding weight**: 2.64 percent), which increased 10.7 percent since being added to the Fund in January through when it was sold in mid-March. The exposure to foreign equities also contributed to Fund performance over the first six months of fiscal year. The Fund held the iShares MSCI Emerging Markets ETF (EEM) (holding weight*: 1.88 percent), which increased 22.0 percent over the six-month-period.

As markets rallied and the yield curve steepened, the Sub-Adviser reduced the allocation to the defensive asset strategy. This move positively contributed to Fund performance as the defensive asset strategy detracted from Fund performance in the fiscal six-month period. This is predominately due to the allocation to U.S. government bonds, the largest allocation within the defensive asset strategy. Over the first half of the fiscal year, the yield on the 10-year U.S. Treasury increased 75 basis points, adversely affecting the price of government bonds. In February, the Fund initiated an exposure to the 10-year U.S. Treasury Future Option 1200 due June 21 (TYM1C 120) (holding weight*: 4.24 percent). This exposure fell 18.7 percent through the end of the most recent fiscal six-month period. To begin the fiscal year, the largest short within the defensive asset strategy and the Fund was dedicated to developed ex-U.S. bonds. However, throughout the fiscal period, the Sub-Adviser reduced the short position resulting in a net long exposure developed ex-U.S. bonds This exposure also detracted from Fund performance as global yields rose alongside U.S. bonds.

The real assets strategy, while the smallest allocation in the Fund, contributed to Fund performance in the fiscal six-month period. The goal of the strategy is to hedge against inflation while also providing potential diversification benefits. This was implemented through commodities via the iShares Commodities Select Strategy ETF (COMT) (holding weight*: 2.93 percent), which increased 29.8 percent. The diversifying strategy also positively contributed to Fund performance over the fiscal six-month period, adding approximately 34 basis points to Fund performance.

Sub-Adviser Outlook

The Sub-Adviser is optimistic for opportunities within the various asset categories the Fund invests in for the rest of 2021. The Sub-Adviser remains steadfast in its belief that this volatility-targeted strategy may provide investors with more consistent returns than traditional asset classes. It believes that through the flexibility of the strategy and the use of alternative investments, the Fund may provide what may be considered attractive returns with lower systematic risk and lower correlation than traditional long-only equity investments.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/2021.

**	Holdings percentage(s) as of the date prior to the sale of the security.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2021
	Six		Annualized	Annualized
	Months	One Year	Five Years	Ten Years
Class N	8.11%	14.89%	3.22%	1.91%
Class A with load of 5.75%	1.78%	7.95%	1.74%	1.03%
Class A without load	7.95%	14.55%	2.96%	1.63%
Class C	7.68%	13.75%	2.18%	0.88%
IQ Hedge Global Macro Beta Index	4.37%	7.85%	4.31%	2.35%
Morningstar Macro Trading Company	9.68%	12.02%	3.82%	3.09%

(a)	Total Returns are calculated based on traded NAVs.

The IQ Hedge Global Macro Beta Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a global macro investment style.

Investors cannot invest directly in an index or benchmark.

The Morningstar Macro Trading Category is generally representative of mutual funds that use systematic or discretionary methods to examine broad factors such as the global economy, government policies, interest rates, inflation, and market trends.

These mutual funds are not restricted by asset class and may invest across such disparate assets as global equities, bonds, currencies, and commodities, and make extensive use of derivatives. These strategies can take significant directional long or short positions on any asset class over short periods and may have relatively high portfolio turnover.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including underlying funds, are 1.79% for Class N, 2.79% for Class C and 2.04% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2021

Shares		Fair Value
	EXCHANGE-TRADED FUNDS — 36.0%
	COMMODITY - 2.9%
22,073	iShares GSCI Commodity Dynamic	$709,205

	EQUITY - 28.3%
7,719	iShares Currency Hedged MSCI Germany ETF(a)	249,555
8,410	iShares MSCI Emerging Markets ETF	453,972
14,703	SPDR S&P 500 ETF Trust	6,135,563
		6,839,090
	FIXED INCOME - 4.8%
10,625	SPDR Bloomberg Barclays High Yield Bond ETF(a)	1,160,356

	TOTAL EXCHANGE-TRADED FUNDS (Cost $5,273,705)	8,708,651

Principal
Amount ($)		Coupon Rate (%)	Maturity
	U.S. GOVERNMENT & AGENCIES — 44.0%
	U.S. TREASURY BILLS — 44.0%
9,989,000	United States Treasury Bill	0.0047	06/17/21	9,988,938
397,000	United States Treasury Bill(b)	0.0047	06/24/21	396,997
255,000	United States Treasury Bill(b)	0.0147	09/09/21	254,986
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $10,640,814)			10,640,921

Shares
	SHORT-TERM INVESTMENTS — 11.6%
	MONEY MARKET FUNDS - 11.6%
2,813,733	Morgan Stanley Institutional Liquidity Funds -, Institutional Class, 0.03% (Cost $2,813,733)(c)			2,813,733

	COLLATERAL FOR SECURITIES LOANED - 3.9%
936,606	Mount Vernon Prime Portfolio, 0.15% (Cost $936,606)(c),(d)			936,606

Contracts(e)		Counterparty	Expiration Date	Exercise Price	Notional Value	Fair Value
	FUTURE OPTIONS PURCHASED - 4.4%
	CALL OPTIONS PURCHASED - 4.3%
6	S&P 500 E-Mini, Expiring September 2021	GS	06/18/2021	$4,130	$1,239,000	$36,960
6	S&P 500 E-Mini, Expiring December 2021	GS	09/17/2021	4,380	1,314,000	21,150
81	US 10 Year Future, Expiring June 2021	GS	05/21/2021	120	9,720,000	974,536
	TOTAL CALL OPTIONS PURCHASED (Cost - $1,235,798)					1,032,646

See accompanying notes which are an integral part of these financial statements.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

Contracts(e)		Counterparty	Expiration Date	Exercise Price		Notional Value	Fair Value
	FUTURE OPTIONS PURCHASED - 4.4% (Continued)
	PUT OPTIONS PURCHASED – 0.1%
13	Euro-Bund Option, Expiring June 2021(f)	GS	05/21/2021	EUR	195	$3,051,636	$27,113
	TOTAL PUT OPTIONS PURCHASED (Cost - $0)

	TOTAL FUTURE OPTIONS PURCHASED (Cost - $1,235,798)						1,059,759

	TOTAL INVESTMENTS - 99.9% (Cost $20,900,656)						$24,159,670
	OTHER ASSETS IN EXCESS OF LIABILITIES – 0.1%						20,479
	NET ASSETS - 100.0%						$24,180,149

OPEN FUTURES CONTRACTS
Number of				Unrealized Appreciation
Contracts	Open Long Futures Contracts	Expiration	Notional Amount	(Depreciation)
15	CBOT 10 Year US Treasury Note	06/21/2021	$1,980,465	$4,714
5	CME E-mini Russell 2000 Index Futures	06/18/2021	565,375	(21,900)
2	CME E-Mini Standard & Poor’s 500 Index Future	06/18/2021	417,440	10,759
1	Eurex 10 Year Euro BUND Future	06/08/2021	204,646	(705)
1	Eurex DAX Index Future	06/18/2021	456,481	(1,415)
1	Euronext Amsterdam Index Future	05/21/2021	169,522	(1,240)
5	Euronext CAC 40 Index Future	05/21/2021	374,141	6,521
13	FTSE 100 Index Future	06/18/2021	1,248,692	36,915
30	Montreal Exchange 10 Year Canadian Bond Future	06/21/2021	3,398,472	(28,592)
1	Montreal Exchange S&P/TSX 60 Index Future	06/17/2021	184,588	3,752
41	SFE 10 Year Australian Bond Future	06/15/2021	4,414,555	24,317
4	SFE S&P ASX Share Price Index 200 Future	06/17/2021	540,870	13,689
8	TSE TOPIX (Tokyo Price Index) Future	06/10/2021	1,391,702	(29,133)

	TOTAL FUTURES CONTRACTS			$17,682

OPEN FUTURES CONTRACTS
Number of				Unrealized Appreciation
Contracts	Open Short Futures Contracts	Expiration	Notional Amount	(Depreciation)

3	Eurex Swiss Market New Index Future	06/18/2021	$362,085	$4,141
1	HKG Hang Seng Index Future	05/28/2021	183,665	1,692
15	Long Gilt Future	06/28/2021	2,651,486	16,099
2	MEFF Madrid IBEX 35 Index Future	05/21/2021	212,050	(1,727)

	TOTAL FUTURES CONTRACTS			$20,205

ETF	Exchange-Traded Fund

GS	Goldman Sachs

(a)	All or a portion of these securities are on loan. Total loaned securities had a value of $916,848 April 30, 2021.

(b)	All of this security is segregated as collateral for futures contracts.

See accompanying notes which are an integral part of these financial statements.

DUNHAM DYNAMIC MACRO FUND
SCHEDULE OF INVESTMENTS (Unaudited)(Continued)
April 30, 2021

(c)	Rate disclosed is the seven day effective yield as of April 30, 2021.

(d)	The Trust’s securities lending policies and procedures require that the borrower: deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(e)	Each option contract allows the holder of the option to purchase or sell 100 shares of the underlying security.

(f)	Security traded on Eurex exchange and trades like a future. Security trades with no upfront cost and is mark to market like a future.

See accompanying notes which are an integral part of these financial statements.

Dunham Long/Short Credit Fund (Unaudited)
Message from the Sub-Adviser (MetLife Investment Advisors LLC)

Asset Class Recap

Credit became a common point of discussion during the fiscal six-month period, as investors looked to the Fed to see how they may balance inflation concerns with a long-term implementation of eased monetary policy. The Fed stated that rates would remain low, monetary policy would remain eased, and its inflation target would be increased so that tightening actions would be postponed beyond the more commonplace thresholds for inflation. After the yield on the 10-year U.S. Treasury surged from 0.87 percent at the start of the fiscal year to more than 1.70 percent in March, interest rates generally stabilized, fluctuating within a range of 1.55 percent to 1.70 percent to close out the six-month period. The recent rise in interest rates sparked issues for longer duration bond sectors, such as investment-grade bonds, causing the ICE BofA U.S. Corporate Index to drop as much as 5.0 percent during the six-month period, before marginally recovering, finishing the overall period down 0.3 percent. High-yield bonds, boasting a lower duration on average, fared significantly better, with the ICE BofA U.S. Cash Pay High-Yield Index increasing 8.0 percent during the six-month period. Within the high-yield bond sector, CCC-rated bonds outperformed the broader high-yield bond market, increasing a staggering 18.8 percent, while BB-rated bonds increased 6.2 percent. Overall, interest rate risk was a meaningful theme for the bond world this fiscal period, hitting areas of the market generally deemed the safest, such as investment-grade corporate bonds, which were the most negatively impacted.

Allocation Review

The Sub-Adviser continued to approach new opportunities with caution. As the lowest quality areas of the bond market had made a remarkable recovery from the downturn at the start of the pandemic, the high-yield bond markets rise in excess of the pre-COVID-19 levels increased the Sub-Adviser’s risk-aversion. As the Sub-Adviser seeks to maintain an overall duration below one year, the heightened interest rate risk during the six-month period was muted for the Fund. This is primarily accomplished through a rate hedging strategy that accounted for approximately 40 percent of the Fund. The Sub-Adviser also maintained an approximate 20 percent allocation to the credit shorts, which help to reduce the overall credit risk exposure in the Fund by using total return SWAPs that seek to short the return of broad high-yield bond indices. In addition, the Sub-Adviser increased the Fund’s core long positions where the Sub-Adviser has comfort with the issuers’ fundamentals. The Sub-Adviser has also favored high-yield bonds within the opportunistic sub-strategy, as the record activity in the primary market has offered many attractive short-term opportunities. The opportunistic trading allocation accounted for almost 20 percent of the Fund during the six-month period, while the core long allocation also neared 20 percent.

Holdings Insights

Despite investment-grade bonds as a whole experiencing a drawdown, more than half of the Fund’s investment-grade holdings experienced positive returns during the six-month period ended April 30, 2021. The largest investment-grade corporate bond holdings in the Fund at the end of the six-month period were the HSBC Holdings plc perpetual bond (404280CN7) (holding weight*: 1.48 percent), the Boeing Company bond maturing in 2026 (097023DG7) (holding weight*: 1.33 percent), and the Ohio National Financial Services Inc. bond maturing in 2030 (67740QAH9) (holding weight*: 1.18 percent). The HSBC and Boeing bonds were added during the second fiscal quarter, while the Ohio National bond was held for the entire six-month period. All three of these investment-grade bonds experienced positive returns, increasing 1.2 percent, 0.1 percent, and 17.5 percent, respectively. The poorest investment-grade performer within the Fund during the entire six-month period was the Fresnillo plc bond maturing in 2050 (358070AB6) (holding weight*: 0.32 percent). The Fresnillo bond’s long duration detracted from its principal value as interest rates increased, causing the bond to drop 1.2 percent during the fiscal period.

Similar to other periods with positive overall performance, the Fund’s index level shorts detracted from relative performance during the six-month period. The primary holding in this strategy was the Fund’s short positions accessed via the SWAPs on the iBoxx USD Liquid High-Yield Index (IBOXHY) (holding notional weight*: -7.07 percent) and the CDX NA SWAP (CDX) (holding notional weight*: 5.98 percent), which generally tracks the inverse risk of a basket of bonds. During the six-month period, the IBOXHY increased 7.3 percent, detracting a similar amount to the Fund due to the short position accessed through the SWAPs. Similar to the inverse effect of the IBOXHY holding, the CDX NA holding detracted close to 1.6 percent during the same period.

The Fund continued to hold the Spectacle Gary Holdings LLC (aka Hard Rock Indiana) term loans (BL3172881) (holding weight*: 1.46 percent), the co-developer of the Hard Rock casino in northern Indiana. As the project dovetailed with the theme of reopening the economy and eventually returning to “normal”, the casino bonds increased 21.6 percent during the six-month period. Similarly, the Fund held the Mohegan Gaming & Entertainment bonds maturing in 2026 (608328BH2) (holding weight*: 0.89 percent), which is the first Native American-operated casino in Las Vegas. During the fiscal quarter, the Mohegan Gaming bonds increased 5.6 percent since being added to the Fund in mid-January. One of the largest holdings initiated during the six-month period was the United Airlines Inc. bond maturing in 2026 (90932LAG2) (holding weight*: 2.04 percent), which appreciated close to 3.9 percent since they were added during the second fiscal quarter.

Sub-Adviser Outlook

The Sub-Adviser believes that the backdrop at the end of the fiscal quarter has not changed much since the start of the year. It believes that valuations are stretched, but it also does not anticipate sharply wider spreads. The Sub-Adviser is cognizant that another rate spike and a pullback in equity markets are possible risks on the horizon, though neither are its base case. It also believes that corporate issuers are increasingly becoming less bondholder friendly, but that is likely a more idiosyncratic story at this point than a systemic one. As the Sub-Adviser’s views on the space are largely unchanged from the previous fiscal quarter, it anticipates maintaining a similar approach to the markets going forward – adding to core longs in attractive high-yield situations and looking for dislocations that it can express through pair trades, while remaining active in rotating its opportunistic exposure.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/2021.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2021
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	3.09%	7.02%	7.42%	4.68%
Class A with load of 5.75%	(2.93)%	0.68%	5.90%	3.81%
Class A without load	2.98%	6.79%	7.17%	4.43%
Class C	2.61%	6.01%	6.37%	3.64%
BofA Merrill Lynch US 3-Month Treasury Bill Index +3	1.53%	3.11%	4.18%	3.63%
Morningstar Nontraditional Bond Category	4.64%	10.87%	3.47%	2.34%

(a)	Total Returns are calculated based on traded NAVs.

The BofA Merrill Lynch US 3-Month Treasury Bill Index + 3% is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled in a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Plus an annualized return of 3%.

The Morningstar Nontraditional Bond Category is generally representative of mutual funds that deploy absolute return strategies, strategies that are low-correlated to the overall bond market, and strategies that take long and short market and security-level positions.

As disclosed in the Trust’s latest registration statement as supplemented the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.45% for Class N, 2.45% for Class C and 1.70% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 0.0%(a)
	TELECOMMUNICATIONS - 0.0%(a)
10,000	NII Holdings, Inc. 144A(b),(c)	$21,700

	TOTAL COMMON STOCKS (Cost $57,730)	21,700

	PREFERRED STOCKS — 2.5%
	REAL ESTATE SERVICES - 1.1%
2,000	UIRC-GSA International, LLC 144A(b),(c)	2,060,000

	SPECIALTY FINANCE - 1.4%
102,000	KKR Real Estate Finance Trust, Inc.(b)	2,629,560

	TOTAL PREFERRED STOCKS (Cost $4,550,000)	4,689,560

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity
	CORPORATE BONDS — 45.4%
	AEROSPACE & DEFENSE — 1.3%
2,500,000	Boeing Company (The)		2.1960	02/04/26	2,503,049

	ASSET MANAGEMENT — 1.5%
1,500,000	Investcorp Credit Management BDC, Inc.		4.8750	04/01/26	1,505,923
1,330,000	UBS Group A.G.(c),(d)	H15T5Y + 33.130%	4.3750	08/10/69	1,328,351
					2,834,274
	AUTOMOTIVE — 0.5%
1,010,000	General Motors Financial Company, Inc.(e)	ICE LIBOR USD 3 Month + 1.550%	1.7360	01/14/22	1,018,607

	BANKING — 5.8%
2,740,000	HSBC Holdings plc(d)	US Treasury Yield 5 Year + 3.649%	4.6000	06/17/69	2,777,676
2,005,000	JPMorgan Chase & Company(e)	ICE LIBOR USD 3 Month + 0.550%	0.7300	02/01/27	1,929,240
2,595,000	NTC Capital II(e)	US0003M + 0.590%	0.7740	04/15/27	2,514,176

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 45.4% (Continued)
	BANKING — 5.8% (Continued)
1,870,000	VersaBank(c)	CDOR03 + 3.610%	5.0000	05/01/31	$1,870,000
1,000,000	Wachovia Capital Trust II(c),(e)	ICE LIBOR USD 3 Month + 0.500%	0.6840	01/15/27	960,906
795,000	Wells Fargo & Company(d)		5.9500	12/01/86	1,059,733
					11,111,731
	BIOTECH & PHARMA — 3.9%
1,350,000	AstraZeneca plc		6.4500	09/15/37	1,941,363
1,000,000	Organon Finance 1, LLC(c)		4.1250	04/30/28	1,025,740
2,000,000	Organon Finance 1, LLC(c),(d)		5.1250	04/30/31	2,077,701
1,500,000	P&L Development, LLC / PLD Finance Corporation(c)		7.7500	11/15/25	1,598,205
575,000	Takeda Pharmaceutical Company Ltd.		5.0000	11/26/28	683,995
					7,327,004
	CABLE & SATELLITE — 0.8%
1,500,000	LCPR Senior Secured Financing DAC(c)		5.1250	07/15/29	1,540,785

	FOOD — 2.0%
1,250,000	Del Monte Foods, Inc.(c)		11.8750	05/15/25	1,426,188
500,000	Kraft Heinz Foods Company		4.2500	03/01/31	551,628
700,000	Kraft Heinz Foods Company		5.0000	06/04/42	808,883
890,000	Smithfield Foods, Inc.(c)		2.6500	10/03/21	897,070
					3,683,769
	INSTITUTIONAL FINANCIAL SERVICES — 2.2%
1,150,000	Goldman Sachs Capital I(d)		6.3450	02/15/34	1,581,462
2,500,000	LPL Holdings, Inc.(c)		4.0000	03/15/29	2,500,000
					4,081,462
	INSURANCE — 3.8%
2,155,000	Mutual of Omaha Insurance Company(c)	ICE LIBOR USD 3 Month + 2.640%	4.2970	07/15/54	2,251,832
1,980,000	Ohio National Financial Services, Inc.(c)		5.5500	01/24/30	2,208,369
1,000,000	Pacific Life Insurance Company(c)		9.2500	06/15/39	1,589,742
1,000,000	United Insurance Holdings Corporation		6.2500	12/15/27	1,033,732
					7,083,675
	LEISURE FACILITIES & SERVICES — 0.9%
1,650,000	Mohegan Gaming & Entertainment(c),(d)		8.0000	02/01/26	1,676,730

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 45.4% (Continued)
	METALS & MINING — 3.1%
1,500,000	First Quantum Minerals Ltd.(c),(d)		6.8750	10/15/27	$1,649,550
3,430,000	FMG Resources August 2006 Pty Ltd.(c)		4.3750	04/01/31	3,567,577
605,000	Fresnillo plc(c)		4.2500	10/02/50	593,723
					5,810,850
	OIL & GAS PRODUCERS — 7.3%
1,715,000	Diamondback Energy, Inc.(d)		3.1250	03/24/31	1,732,647
2,525,000	Energean Israel Finance Ltd.		5.8750	03/30/31	2,611,911
3,500,000	New Fortress Energy, Inc.(c)		6.5000	09/30/26	3,576,213
5,540,000	WPX Energy, Inc.(d)		5.7500	06/01/26	5,797,611
					13,718,382
	REAL ESTATE INVESTMENT TRUSTS — 1.0%
1,755,000	Scentre Group Trust 2(c),(d)	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year + 4.379%	4.7500	09/24/80	1,862,494

	SOFTWARE — 1.6%
3,000,000	Twilio, Inc.(d)		3.6250	03/15/29	3,062,520

	SPECIALTY FINANCE — 2.4%
1,405,000	Finance of America Funding, LLC B(c)		7.8750	11/15/25	1,457,688
785,000	GE Capital International Funding Company Unlimited(d)		4.4180	11/15/35	903,243
2,000,000	Midcap Financial Issuer Trust(c)		6.5000	05/01/28	2,074,959
					4,435,890
	TELECOMMUNICATIONS — 2.6%
1,750,000	HC2 Holdings, Inc.(c)		8.5000	02/01/26	1,729,735
930,000	Sprint Spectrum Company, LLC / Sprint Spectrum(c)		5.1520	03/20/28	1,065,259
2,000,000	Telesat Canada / Telesat, LLC(c),(d)		5.6250	11/06/26	2,015,440
					4,810,434
	TO BE CLASSIFIED — 0.7%
1,255,000	Blackstone / GSO Secured Lending Fund(c),(d)		3.6250	01/15/26	1,322,639

	TRANSPORTATION & LOGISTICS — 4.0%
1,500,000	American Airlines, Inc./AAdvantage Loyalty IP Ltd.(c),(d)		5.7500	04/20/29	1,609,125
1,941,000	United Airlines 2020-1 Class B Pass Through Trust Series 2020-1 B		4.8750	01/15/26	2,051,889

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 45.4% (Continued)
	TRANSPORTATION & LOGISTICS — 4.0% (Continued)
3,680,000	United Airlines, Inc.(c),(d)		4.3750	04/15/26	$3,823,409
					7,484,423
	TOTAL CORPORATE BONDS (Cost $82,901,407)				85,368,718

	NON U.S. GOVERNMENT & AGENCIES — 0.6%
	SOVEREIGN — 0.6%
645,000	Colombia Government International Bond(d)		3.2500	04/22/32	633,190
450,000	Colombia Government International Bond		4.1250	02/22/42	441,675
					1,074,865
	TOTAL NON U.S. GOVERNMENT & AGENCIES (Cost $1,081,987)				1,074,865

	TERM LOANS — 2.4%
	LEISURE FACILITIES & SERVICES — 2.4%
1,650,000	Enterprise Development Authority (The)(e)	US0001M - –%	5.0000	02/19/28	1,656,188
2,502,703	Spectacle Gary Holdings, LLC(e)	ICE LIBOR USD 1 Month + 9.000%	9.1072	11/07/25	2,740,459
182,297	Spectacle Gary Holdings, LLC(e)	ICE LIBOR USD 1 Month + 9.000%	9.1072	11/07/25	199,616
					4,596,263
	TOTAL TERM LOANS (Cost $4,227,866)				4,596,263

	U.S. GOVERNMENT & AGENCIES — 41.8%
	U.S. TREASURY BILLS — 29.2%
17,290,000	United States Treasury Bill(e)		0.0013	05/13/21	17,290,012
17,290,000	United States Treasury Bill(e)		0.0062	06/17/21	17,289,892
20,490,000	United States Treasury Bill(e)		0.0062	07/22/21	20,489,544
					55,069,448

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 41.8% (Continued)
	U.S. TREASURY NOTES — 12.6%
900,000	United States Treasury Note	0.7500	04/30/26	$895,395
8,330,000	United States Treasury Note(d)	1.6250	11/15/50	7,115,642
6,095,000	United States Treasury Note	0.7500	03/31/26	6,068,811
10,150,000	United States Treasury Note(d)	1.1250	02/15/31	9,687,699
				23,767,547
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $78,961,251)			78,836,995

Shares
	SHORT-TERM INVESTMENTS — 2.5%
	MONEY MARKET FUNDS - 2.5%
4,639,298	First American Government Obligations Fund, Class X, 0.03% (Cost $4,639,298)(f)			4,639,298

	COLLATERAL FOR SECURITIES LOANED - 17.3%
32,708,745	Mount Vernon Prime Portfolio, 0.11% (Cost $32,708,745)(f)(h)			32,708,745

	TOTAL INVESTMENTS - 112.5% (Cost $209,128,284)			$211,936,144
	LIABILITIES IN EXCESS OF OTHER ASSETS - (12.5)%			(23,496,806)
	NET ASSETS - 100.0%			$188,439,338

OPEN FUTURES CONTRACTS
				Unrealized
Number of				Appreciation
Contracts	Open Short Futures Contracts	Expiration	Notional Amount(g)	(Depreciation)
186	CBOT 10 Year US Treasury Note	06/21/2021	$24,557,766	$398,969
104	CBOT 5 Year US Treasury Note	06/30/2021	12,889,552	79,823
33	CBOT US Long Bond Future	06/21/2021	5,189,250	112,728
46	CME Ultra Long Term US Treasury Bond Future	06/21/2021	8,551,676	(8,207)
	TOTAL FUTURES CONTRACTS			$583,313

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF FUTURES CONTRACTS (Unaudited) (Continued)
April 30, 2021

CREDIT DEFAULT SWAP AGREEMENTS
Description	Counterparty	Fixed Deal (Pay) Rate	Maturity Date	Notional Value	Fair Value	Amortized Upfront Payments Paid	Unrealized Appreciation/ (Depreciation)
CDX NA SWAP	JP Morgan	1.00%	6/20/2024	$1,000,000	(19,188)	(13,219)	$(5,969)
CDX NA SWAP	US Bank	1.00%	12/20/2024	10,000,000	(191,885)	(130,567)	(61,318)
COMMONWEALTH OF AUSTRALIA	US Bank	1.00%	12/20/2023	2,000,000	(37,575)	(8,811)	(28,764)
D.R. HORTON INC	US Bank	1.00%	3/20/2025	3,000,000	(84,157)	(78,995)	(5,162)
FISERV	Barclays	1.00%	12/20/2025	5,000,000	(161,333)	(202,442)	41,109
JOHNSON & JOHNSON(i)	Barclays	1.00%	12/20/2025	(5,000,000)	192,473	202,442	(9,969)
UNITED RENTALS	JP Morgan	1.00%	6/20/2022	3,000,000	(163,434)	(157,687)	(5,747)
VERIZON COMMUNICATIONS(i)	Barclays	1.00%	7/20/2022	(3,000,000)	25,772	14,933	10,839
KRAFT HEINZ FOOD	JP Morgan	1.00%	6/20/2023	2,000,000	(32,839)	(31,954)	(885)
KRAFT HEINZ FOOD(i)	Goldman Sachs	1.00%	12/20/2023	(2,000,000)	34,676	14,987	19,689
NEWELL BRANDS	Goldman Sachs	1.00%	12/20/2023	2,000,000	34,057	22,030	12,027
NEWELL BRANDS(i)	JP Morgan	1.00%	6/20/2023	(2,000,000)	(35,894)	(32,614)	(3,280)
TOTAL							$(37,430)

TOTAL RETURN SWAPS
					Unrealized
Description	Counterparty	Notional Value	Variable Rate	Maturity Date	Depreciation
iBoxx USD Liquid High Yield Index	US Bank	$5,000,000	3 mo LIBOR + 0.00%	8/1/2024	$(89,635)
iBoxx USD Liquid High Yield Index	US Bank	8,000,000	3 mo LIBOR + 0.00%	8/1/2024	(177,319)
TOTAL					$(266,954)

LIBOR	- London Inter-bank Offered Rate

LLC	- Limited Liability Company

LTD	- Limited Company

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

BAR	Barclays

JPM	JP Morgan

JPMC	JP Morgan

USB	US Bank

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021 the total market value of 144A securities is 51,381,130 or 27.3% of net assets.

(d)	All or a portion of these securities are on loan. Total loaned securities had a value of $32,029,420 at April 30, 2021.

(e)	Variable rate security; the rate shown represents the rate on April 30, 2021.

(f)	Rate disclosed is the seven day effective yield as of April 30, 2021.

See accompanying notes which are an integral part of these financial statements.

DUNHAM LONG/SHORT CREDIT FUND
SCHEDULE OF FUTURES CONTRACTS (Unaudited) (Continued)
April 30, 2021

(g)	The amounts shown are the underlying reference notional amounts to stock exchange indices and equities upon which the fair value of the futures contracts held by the Fund are based. Notional values do not represent the current fair value of, and are not necessarily indicative of the future cash flows of the Fund’s futures contracts. Further, the underlying price changes in relation to the variables specified by the notional values affects the fair value of these derivative financial instruments. The notional values as set forth within this schedule do not purport to represent economic value at risk to the Fund.

(h)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

(i)	If the Fund is a seller of protection and if a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising of the referenced index.

Portfolio Composition * - (Unaudited)
Corporate Bonds	40.3%
U.S. Government & Agencies	37.2%
Collateral for Securities Loaned	15.4%
Preferred Stocks	2.2%
Short-Term Investment	2.2%
Term Loans	2.2%
Non U.S. Government & Agencies	0.5%
Common Stocks	0.0%
Total	100.0%

*	Based on total value of investments as of April 30, 2021

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Monthly Distribution Fund (Unaudited)
Message from the Sub-Adviser (Grantham, Mayo, Van Otterloo & Co., LLC)

Asset Class Recap

As the vaccine rollout provided optimism that a full reopening of the economy may be on the horizon, markets broadly rallied and volatility generally subsided. The S&P 500 Index surged almost 29 percent during the six-month period ended April 30, 2021, and implied volatility, as measured by the CBOE Volatility Index, calmed from a reading of 38.0 at the beginning of the fiscal year to 18.6 at the end of April. While there is still a bevy of uncertainty regarding the various paths and tactics the United States and other countries will follow to eventually “return to normal,” corporations around the globe have continued to adapt and seize opportunities. This has included an increase in mergers and acquisitions, where some cash-rich mega-caps have sought to improve their positioning through the acquisition of relatively smaller peers. Higher stock prices have also led some companies to use their stock, or a combination of cash and stock, to take out competitors and/or seek synergies. During the six-month period, the event driven space, as measured by the Credit Suisse Event Driven Liquid Index, surged 21.8 percent. Dissecting the space and looking solely at the merger arbitrage segment, as measured by the Credit Suisse Merger Arbitrage Liquid Index, the returns were meaningful but lower, up 9.0 percent. This massive difference in performance is due to the broader scope of the event driven space, which includes other types of activities outside of mergers and acquisitions, including activities such as share class arbitrage, stock buybacks, spin-offs, and special purpose acquisition companies (SPACs). The SPACs saw a massive surge in media coverage as their usage to bring companies public drew attention and they began trading at large premiums. SPACs, as measured by the IPOX SPAC Index, leaped 84.3 percent between the beginning of the fiscal year and mid-February. Then, as the practice was met with scrutiny and some SPACs saw declines, the broad index of SPACs fell 22.5 percent. Market neutral strategies, as measured by the IQ Hedge Market Neutral Total Return Index, returned 4.8 percent during the fiscal quarter.

Allocation Review

The most recent fiscal quarter saw a significant shift in the strategy allocation within the Fund, as a change in the Sub-Adviser resulted in the Fund having a much higher exposure to the merger arbitrage strategy in April than it did in November through March. This is primarily due to the new Sub-Adviser’s focus on event driven opportunities as opposed to suppressing the merger arbitrage exposure to accommodate sizable allocations to other long/short equity strategies. Therefore, the Fund’s performance in the first five months of the fiscal year was meaningfully influenced by factors outside of the event driven landscape, while April’s performance was almost completely dictated by movements in mergers and acquisitions and share class arbitrage. Almost 90 percent of the event driven exposure in the Fund was allocated to active mergers and acquisitions and the approximate 10 percent remaining was allocated to share class arbitrage. In regard to a deal-type breakdown, the Fund ended the period with a balance across merger payment types, with the approximate 20 active mergers allocated across stock-only deals, cash-only deals, and cash/stock combination deals. The Sub-Adviser has implemented short positions for each of the acquiring firms’ stock components in order to isolate the exposure to the current deal premium. The Fund did not have any derivatives exposure in April but did have exposure to SWAPs, including basket SWAPs earlier in the fiscal year, but the overall exposure represented close to 3 percent of the Fund’s assets. Therefore, the exposure to the SWAPs and options contracts had a minimal impact on the Fund’s performance during the six-month period.

Holdings Insights

Although some mergers are completed within a few months of their announcement, many mergers and acquisitions will persist for quarters as an active deal as approvals are sought from not only shareholders but also from regulatory authorities, which may involve special concessions. This is particularly prevalent in cross-border deals as well as mergers and acquisitions within the same industry, where anti-trust concerns may arise. Mergers that were present in the Fund at the beginning of the fiscal year that are still active as of the end of April are the insurance-related acquisition of Willis Towers Watson PLC (WLTW) (holding weight*: 6.73 percent) by Aon PLC (AON) (holding weight*: -7.05 percent), the semiconductor-related acquisitions of Xilinx Inc. (XLNX) (holding weight*: 4.56 percent) by Advanced Micro Devices Inc. (AMD) (holding weight*: -5.02 percent) and Maxim Integrated Products Inc. (MXIM) (holding weight*: 4.60 percent) by Analog Devices Inc. (ADI) (holding weight*: -4.70 percent) . In all three of these acquisitions, the acquirer is using its stock to finance the deal as opposed to paying a set level of cash. Therefore, the Sub-Adviser has maintained a short position in the acquirers’ stocks proportionate to the deal terms. As an example, during the six-month period, WLTW increased 27.9 percent and AON increased 24.1 percent. Since the Fund had a long position in WLTW and a short position in AON, the difference of approximately 3.8 percent was the return experienced by the Fund.

The Fund held one cash deal at the end of the six-month period that was in place since the start of the fiscal year, the electric utility-related acquisition of PNM Resources Inc. (PNM) (holding weight*: 4.39 percent) by Avangrid, Inc. (AGR) (holding weight*: not held). As a cash-only offer of $50.3 per share, there is no need to short the acquiring firm to isolate the deal premium. During the six-month period, PNM traded flat and remained close to a 2 percent gross premium. A more recently added cash-only deal was the aerospace-related acquisition of Aerojet Rocketdyne Holdings Inc. (AJRD) (holding weight*: 4.28 percent) by Lockheed Martin Corporation (LMT) (holding weight*: not held). The $ 51 per share cash offer for AJRD began February with a premium of over 8.3 percent and ended April with a premium of 9.2 percent. This expansion in the premium is due to the Fund’s holding in AJRD depreciating 2.5 percent since it was added through the end of April.

More recent activity in the Fund included the share class arbitrage opportunity between Royal Dutch Shell PLC B-shares (RDS/B) (holding weight*: 3.89 percent) and Royal Dutch Shell PLC A-shares (RDS/A) (holding weight*: - 3.86 percent). The historical spread between these share classes has approached its widest level in more than a decade, but was at 6.5 percent at the beginning of April when it was initiated into the Fund. Since being added to the Fund, that spread has contracted to 6.1 percent, providing an overall positive benefit to the Fund’s positioning.

Sub-Adviser Outlook

The Sub-Adviser is optimistic regarding the availability of numerous mergers and acquisitions that it finds attractive on a risk/reward basis. Therefore, the Sub-Adviser anticipates that mergers and acquisition exposure in the Fund will remain significantly higher than other event driven strategies at its disposal. As the Sub-Adviser is highly sensitive to risk, it has not only managed the sizing of Fund’s exposure to each deal, but is also keeping an eye on regulators as many have voiced concern regarding potential anti-trust concerns in the technology space, which could cause both disruptions and new opportunities.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/2021.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2021
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	4.98%	6.93%	3.27%	2.89%
Class A with load of 5.75%	(1.16)%	0.55%	1.80%	2.03%
Class A without load	4.86%	6.68%	3.02%	2.63%
Class C	4.47%	5.86%	2.24%	1.86%
IQ Hedge Market Neutral Total Return Index	4.84%	9.19%	3.12%	2.60%
Morningstar Event Driven Category	10.06%	15.51%	5.54%	3.92%

(a)	Total Returns are calculated based on traded NAVs.

IQ Hedge Market Neutral Total Return Index seeks to replicate the risk-adjusted return characteristics of the collective hedge funds using a market neutral hedge fund investment style. Market Neutral hedge funds typically invest in both long and short positions in asset classes while minimizing exposure to systematic risk.

The Morningstar Event Driven Category is generally representative of mutual funds that primarily employ strategies that seek to profit from corporate actions, such as mergers and acquisitions. Mutual funds in this category typically focus on equity securities but can invest across the capital structure. However, they typically have low to moderate equity market sensitivity since company-specific developments tend to drive security prices.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses before any fee waiver, including the cost of underlying funds, are 2.22% for Class N, 3.22% for Class C and 2.47% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75%. The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2021

Shares		Fair Value
	CLOSED END FUNDS — 2.0%
	EQUITY - 2.0%
316,240	Altaba, Inc.(a)	$4,585,480

	TOTAL CLOSED END FUNDS (Cost $5,583,100)	4,585,480

	COMMON STOCKS — 78.7%
	AEROSPACE & DEFENSE - 4.4%
217,130	Aerojet Rocketdyne Holdings, Inc.	10,144,314

	BIOTECH & PHARMA - 7.4%
41,795	Alexion Pharmaceuticals, Inc.(a)	7,049,981
46,810	GW Pharmaceuticals plc - ADR(a)	10,251,390
		17,301,371
	CABLE & SATELLITE - 3.2%
45,332	Liberty Broadband Corporation - Series C(a)	7,376,423

	ELECTRIC UTILITIES - 4.5%
210,976	PNM Resources, Inc.	10,413,775

	ENTERTAINMENT CONTENT - 2.6%
186,059	Discovery, Inc. - Series C(a)	6,011,566

	HEALTH CARE FACILITIES & SERVICES - 7.7%
150,833	PPD, Inc.(a)	6,968,485
65,589	PRA Health Sciences, Inc.(a)	10,946,147
		17,914,632
	INSURANCE - 6.9%
61,643	Willis Towers Watson plc	15,956,907

	INTERNET MEDIA & SERVICES - 2.1%
71,315	Grubhub, Inc.(a)	4,852,273

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 78.7% (Continued)
	OIL & GAS PRODUCERS - 3.9%
257,719	Royal Dutch Shell plc, Class B - ADR	$9,228,917

	RETAIL REIT - 0.3%
12,700	VEREIT, Inc.	607,568

	SEMICONDUCTORS - 13.1%
23,282	Coherent, Inc.(a)	6,053,087
54,729	Marvell Technology, Inc.	2,474,287
116,003	Maxim Integrated Products, Inc.	10,904,282
84,465	Xilinx, Inc.	10,808,141
		30,239,797
	SOFTWARE - 14.3%
454,804	Change Healthcare, Inc.(a)	10,437,752
174,978	Nuance Communications, Inc.(a)	9,303,580
320,286	Slack Technologies, Inc., Class A(a)	13,580,127
		33,321,459
	TECHNOLOGY HARDWARE - 3.2%
127,000	FLIR Systems, Inc.	7,616,190

	TECHNOLOGY SERVICES - 4.9%
105,322	IHS Markit Ltd.	11,330,541

	TELECOMMUNICATIONS - 0.2%
205,893	NII Holdings, Inc. 144A(a),(b)	411,786

	TOTAL COMMON STOCKS (Cost $175,191,771)	182,727,519

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	RIGHT — 0.0%(c)
10,079	Alder BioPharmaceuticals, Inc. 144A	$10,079

	TOTAL RIGHT (Cost $20,158)	10,079

	SHORT-TERM INVESTMENTS — 6.1%
	MONEY MARKET FUNDS - 6.1%
14,085,034	Fidelity Government Portfolio, Institutional Class, 0.01% (Cost $14,085,034)(d)	14,085,034

	TOTAL INVESTMENTS - 86.8% (Cost $194,880,063)	$201,408,112
	OTHER ASSETS IN EXCESS OF LIABILITIES - 13.2%	30,875,304
	NET ASSETS - 100.0%	$232,283,416

ADR	- American Depositary Receipt

LTD	- Limited Company

NV	- Naamioze Vennootschap

PLC	- Public Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2021, the total market value of 144A securities is 421,865 or 0.2% of net assets.

(c)	Percentage rounds to less than 0.1%.

(d)	Rate disclosed is the seven day effective yield as of April 30, 2021.

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF SECURITIES SOLD SHORT (Unaudited)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — (45.3)%
	AEROSPACE & DEFENSE - (1.8)%
(9,168)	Teledyne Technologies, Inc.	$(4,104,972)

	BIOTECH & PHARMA - (2.4)%
(88,448)	AstraZeneca plc - ADR	(4,693,935)
(5,482)	Jazz Pharmaceuticals plc	(901,241)
		(5,595,176)
	CABLE & SATELLITE - (3.3)%
(11,175)	Charter Communications, Inc., Class A	(7,525,804)

	ENTERTAINMENT CONTENT - (2.6)%
(160,057)	Discovery, Inc. - Series A	(6,027,746)

	HEALTH CARE FACILITIES & SERVICES - (2.5)%
(27,036)	ICON plc	(5,865,460)

	INSURANCE - (7.2)%
(66,548)	Aon plc, CLASS A	(16,732,829)

	OIL & GAS PRODUCERS - (3.9)%
(241,082)	Royal Dutch Shell plc, Class A - ADR	(9,161,116)

	RETAIL - CONSUMER STAPLES - (2.1)%
(47,853)	Just Eat Takeaway.com N.V.	(4,954,073)

	RETAIL REIT - (0.3)%
(9,000)	Realty Income Corporation	(622,350)

	SEMICONDUCTORS - (11.7)%
(146,012)	Advanced Micro Devices, Inc.	(11,917,500)
(72,803)	Analog Devices, Inc.	(11,150,507)
(21,244)	II-VI, Inc.	(1,426,322)
(54,729)	Marvell Technology, Inc.	(2,474,298)
		(26,968,627)

See accompanying notes which are an integral part of these financial statements.

DUNHAM MONTHLY DISTRIBUTION FUND
SCHEDULE OF SECURITIES SOLD SHORT (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — (45.3)% (Continued)
	SOFTWARE - (2.5)%
(24,835)	salesforce.com, Inc.	$(5,719,997)

	TECHNOLOGY SERVICES - (5.0)%
(29,883)	S&P Global, Inc.	(11,666,025)

	TOTAL SECURITIES SOLD SHORT - (Proceeds - $100,347,222)	$(104,944,175)

Portfolio Composition * - (Unaudited)
Technology	41.0%	Industrials	5.0%
Health Care	17.5%	Energy	4.6%
Communications	9.3%	Closed-End Fund	2.3%
Financials	7.9%	Real Estate	0.2%
Short-Term Investments	7.0%	Rights	0.0%
Utilities	5.2%	Total	100.0%

*	Based on total value of investments as of April 30, 2021

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

Dunham Real Estate Stock Fund (Unaudited)
Message from the Sub-Adviser (American Assets Capital Advisers, LLC)

Asset Class Recap

Real estate stocks rebounded meaningfully over the fiscal six-month period after falling to close out the year. The rally in real estate was primarily driven by industries expected to benefit from the economy reopening. The retail and lodging industries led real estate higher, as individuals across the world began to shop and travel again. The drop in COVID cases, coupled with the mass distribution of COVID vaccinations across the country, eased lockdown restrictions. Additionally, a third round of fiscal stimulus led to more consumer spending, driving retail and leisure industries higher. All signs were pointing to a full reopening of the economy, with initial jobless claims and continuing jobless claims decreasing, leading to an overall decline in the unemployment rate. Real estate stocks, as represented by the Dow Jones US Real Estate Total Return Index, rose for the second consecutive fiscal quarter. Nearly all industries within the real estate sector rose with retail REITs, lodging REITs, storage REITS, and mortgage REITs posting strong gains. For the six-month fiscal period ended April 30, 2021, REITs rose 29.2 percent.

Allocation Review

As mentioned earlier, nearly all industries in the Dow Jones US Real Estate Total Return Index posted positive gains this quarter; however, some industries fared better than others. Retail REITs, lodging REITs, mortgage REITs, and real estate service companies gained the most, as pent-up demand to shop and travel drove returns higher. The Sub-Adviser does not have any direct exposure to the retail REIT sector, real estate services sector, or mortgage REIT sector, and has minimal exposure to the lodging REITs sector. The lack of exposure in these industries detracted from relative performance. The Fund did however participate in the reopening trade by having a large overweight to the casino & gambling sector, as a combination of in-person and online gambling led to strong gains. In addition to the casinos & gambling sector, strong stock selection within the diversified REIT sector contributed meaningfully to relative performance.

Holdings Insights

The largest contributor over the most recent fiscal quarter was Fortress Transportation and Infrastructure Investors, LLC (FTAI) (holding weight*: 8.29 percent), an owner and acquirer of high quality infrastructure and equipment assets with investments in the aviation, energy, intermodal transport and rail industries. FTAI rose 84.8 percent over the fiscal period, driven by strong sales and leasing of FTAI’s aviation assets. The Sub-Adviser is particularly optimistic regarding this segment of FTAI’s business, as the aviation leasing and sales space has what it considers to be monopolistic characteristics. The next largest contributor was Colony Capital, Inc. (CLNY) (holding weight*: 4.13 percent), rising 96.6 percent. CLNY is one of the largest owners and operators of digital real estate, with investments in data centers, macro cell towers, fiber networks, and small cell networks. CLNY benefitted from the work-from-home trend, as their investments play a critical role in the way people and businesses communicate electronically. Revenues soared, fueled by organic and acquisition growth. Another relative contributor was Innovative Industrial Properties, Inc. (IIPR) (holding weight*: 3.99 percent), a specialized REIT providing real estate capital to the medical-use cannabis industry. So far, 35 states plus the District of Columbia have adopted medical-use programs, with more states set to legalize the use of medical, and potentially recreational, cannabis in years to come. Also, investors believe that under the new administration, medical, and potentially recreational, cannabis may be legalized nationwide, which could contribute meaningfully to IIPR’s already rising revenue. Over the fiscal six-month period, IIPR rose 59.3 percent.

The largest detractor over the fiscal six-month period was CyrusOne, Inc. (CONE) (holding weigh*t*: 0.96 percent) . CONE is an owner and operator of more than 40 data centers across the world. The drop in CONE was primarily a result of lower than expected earnings and weak guidance in the latter half of 2021. The data center REIT also felt the effects of the rotation into higher risk, underperforming industries, such as shopping centers and lodging. The Sub-Adviser sold out of CONE in early March, after falling 9.5 percent. Another detractor during the period was Chinadata Group Holdings, Ltd. (CD) (holding weight*: 4.21 percent), a provider of carrier-neutral hyper scale data center solutions through China, India, and Southeast Asia. CD was also a victim of the recent sell-off in technology stocks; however, the threat of delisting on U.S. exchanges posed a more meaningful threat. CD and other Chinese companies dropped significantly on the news. In addition, it was reported that the Chinese government may gain access to their citizens’ user data, as technology companies may have to report this user data to the government as part of a potential regulatory requirement. CD fell 6.5 percent over the fiscal period.

Sub-Adviser Outlook

While the Sub-Adviser believes there is still growth in industries set to benefit from the reopening, such as retail, office space, and lodging, it believes that the longer-term outlook appears less attractive in these industries when compared to others. Instead, it believes that the longer-term outlook for industries such as gaming, data centers, and cell towers offer strong secular tailwinds for years to come. These industries by nature exhibit monopolistic characteristics, resulting in little competition, as high barriers to entry for new developers, coupled with high barriers to exit from tenants, give landlords in these industries leverage over their tenants. The Sub-Adviser will remain vigilant in its investment approach, looking for businesses operating in monopolistic markets where the number of suppliers are low and barriers to entry are high, coupled with positive secular demand drivers.

*	Holdings percentage(s) of total investments, cash and unsettled trades excluding collateral for securities loaned, as of 4/30/2021.

Growth of $100,000 Investment

Total Returns (a) as of April 30, 2021
			Annualized	Annualized
	Six Months	One Year	Five Years	Ten Years
Class N	28.33%	39.60%	10.93%	10.21%
Class A with load of 5.75%	20.77%	31.24%	9.35%	9.29%
Class A without load	28.16%	39.24%	10.66%	9.93%
Class C	27.71%	38.22%	9.82%	9.11%
Dow Jones US Real Estate Total Return Index	29.16%	33.64%	9.27%	9.11%
Morningstar Real Estate Category	32.90%	38.40%	7.83%	8.41%

(a)	Total Returns are calculated based on traded NAVs.

The Dow Jones US Real Estate Total Return Index is designed to track the performance of real estate investment trusts (REITs) and other companies that invest directly or indirectly in real estate through development, management, or ownership, including property agencies.

The Morningstar Real Estate Category is generally representative of mutual funds that primarily invest in REITs of various types. REITs are companies that develop and manage real estate properties.

As disclosed in the Trust’s latest registration statement, the Fund’s total annual operating expenses, including the cost of underlying funds, are 1.20% for Class N, 2.20% for Class C and 1.45% for Class A. Class A shares are subject to a sales load of 5.75% and a deferred sales charge of up to 0.75% The performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted. The investment return and NAV will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns are calculated assuming reinvestment of all dividends and capital gains distributions, if any. The returns do not reflect the deductions of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. For performance information current to the most recent month-end, please call 1-800-442-4358 or visit our website www.dunham.com

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 99.0%
	DATA CENTER REIT - 3.0%
4,107	Equinix, Inc.	$2,960,161

	INDUSTRIAL REIT - 8.7%
21,746	Innovative Industrial Properties, Inc.(a)	3,982,345
13,860	Prologis, Inc.	1,615,106
29,113	Rexford Industrial Realty, Inc.	1,617,227
23,396	Terreno Realty Corporation	1,509,510
		8,724,188
	INFRASTRUCTURE REIT - 15.1%
34,040	American Tower Corporation	8,672,371
18,775	Crown Castle International Corporation(a)	3,549,602
9,013	SBA Communications Corporation	2,701,376
		14,923,349
	LEISURE FACILITIES & SERVICES - 23.5%
107,194	Caesars Entertainment, Inc.(a),(b)	10,487,861
681,944	Drive Shack, Inc.(b)	2,325,429
111,236	Hilton Grand Vacations, Inc.(b)	4,956,676
24,585	Las Vegas Sands Corporation	1,506,077
5,307	Marriott Vacations Worldwide Corporation(a)	942,682
77,901	MGM Resorts International(a)	3,172,129
		23,390,854
	MULTI ASSET CLASS REIT - 4.1%
587,716	Colony Capital, Inc., Class A(a)	4,114,012

	OFFICE REIT - 4.0%
21,805	Alexandria Real Estate Equities, Inc.	3,948,886

	RESIDENTIAL REIT - 9.0%
5,017	AvalonBay Communities, Inc.	963,264
8,510	Camden Property Trust	1,025,285
14,921	Equity LifeStyle Properties, Inc.	1,035,517
3,375	Essex Property Trust, Inc.	980,505
85,878	Invitation Homes, Inc.	3,010,883
6,090	Sun Communities, Inc.(a)	1,015,995

See accompanying notes which are an integral part of these financial statements.

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Shares		Fair Value
	COMMON STOCKS — 99.0% (Continued)
	RESIDENTIAL REIT - 9.0% (Continued)
21,018	UDR, Inc.(a)	$976,286
		9,007,735
	SPECIALTY FINANCE - 8.3%
292,764	Fortress Transportation and Infrastructure	8,267,655

	TECHNOLOGY SERVICES - 3.5%
4,134	CoStar Group, Inc.(b)	3,532,214

	TELECOMMUNICATIONS - 19.8%
236,570	21Vianet Group, Inc. - ADR(b)	6,602,669
318,020	Chindata Group Holdings Ltd. - ADR(a),(b)	4,194,684
46,954	GDS Holdings Ltd. - ADR(a),(b)	3,895,773
276,255	Switch, Inc., Class A(a)	5,130,055
		19,823,181

	TOTAL COMMON STOCKS (Cost $75,165,548)	98,692,235

	COLLATERAL FOR SECURITIES LOANED - 22.6%
22,583,103	Mount Vernon Prime Portfolio, 0.11% (Cost $22,583,103)(c)(d)	22,583,103

	TOTAL INVESTMENTS - 121.6% (Cost $97,748,651)	$121,275,338
	LIABILITIES IN EXCESS OF OTHER ASSETS - (21.6)%	(21,539,790)
	NET ASSETS - 100.0%	$99,735,548

ADR	- American Depositary Receipt

LTD	- Limited Company

REIT	- Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of these securities are on loan. Total loaned securities had a value of $21,842,554 at April 30, 2021.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2021.

(d)	The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% due to end of day market movement. The next business day additional collateral is obtained/received from the borrower to replenish/reestablish 102%.

See accompanying notes which are an integral part of these financial statements.

DUNHAM REAL ESTATE STOCK FUND
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
April 30, 2021

Portfolio Composition * - (Unaudited)
Real Estate	36.0%	Communications	16.3%
Consumer Discretionary	19.3%	Financials	6.8%
Collateral for Securities Loaned	18.6%	Technology	3.0%
		Total	100.0%

*	Based on total value of investments as of April 30, 2021

Percentage may differ from Schedule of Investments which are based on Fund net assets.

See accompanying notes which are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
April 30, 2021

	Dunham			Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham	Dunham	Focused
	Government	Floating Rate	High-Yield	Opportunity	Large Cap	Small Cap	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund	Value Fund	Growth Fund
Assets:
Investments in securities, at cost	$105,357,239	$196,239,009	$107,258,943	$68,152,198	$97,991,889	$57,859,081	$110,982,480
Investments in securities, at value	$105,662,314	$194,580,715	$110,988,209	$70,017,913	$141,843,508	$82,121,908	$218,546,297
Cash	3,815,896	566,032	3,797,485	3,182,338	3,828,263	867,222	214,861
Foreign currency, at value (cost $1,382,800)	—	—	—	1,376,710	—	—	—
Deposits with brokers (a)	—	—	—	1,119,269	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	21,510	—	—	—
Unrealized appreciation on futures	—	—	—	117,372	—	—	—
Unrealized appreciation on swap contracts	—	—	—	48,769	—	—	—
Receivable for securities sold	423,877	4,183,944	577,225	507,152	—	—	1,113,963
Interest and dividends receivable	450,225	744,003	1,411,442	762,716	132,946	34,498	18,656
Receivable for Fund shares sold	2,375	39,991	2,691	159,441	116,614	66,605	120,202
Prepaid expenses and other assets	32,853	31,027	33,743	30,758	46,348	85,956	48,829
Total Assets	110,387,540	200,145,712	116,810,795	77,343,948	145,967,679	83,176,189	220,062,808

Liabilities:
Payable for securities purchased	2,211,633	13,377,225	799,000	1,116,567	738,365	—	—
Payable for Fund shares redeemed	27,768	18,640	134,111	10,592	21,599	13,017	62,583
Payable to broker	—	—	—	130,000	—	—	—
Distributions payable	458	4,135	5,624	125,778	—	—	—
Payable upon return of securities loaned	15,183,091	1,923,079	2,481,100	3,315,835	8,018,249	6,328,824	28,925,473
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	351,566	—	—	—
Unrealized depreciation on futures	—	—	—	142,034	—	—	—
Premiums received on swap contracts	—	—	—	82,548	—	—	—
Payable to adviser	37,958	108,353	56,081	34,850	71,808	40,113	100,900
Payable to sub-adviser	31,463	3,315	29,508	37,765	19,165	9,829	53,856
Payable for distribution fees	5,771	6,064	16,768	1,381	11,953	5,199	24,553
Payable for administration fees	47,551	63,015	41,033	17,400	32,394	18,634	39,604
Payable for fund accounting fees	5,970	13,185	9,941	4,894	8,868	5,016	12,927
Payable for transfer agent fees	500	1,250	1,250	1,000	1,000	3,865	1,253
Payable for custody fees	10,550	26,782	3,764	16,670	5,293	279	713
Payable for third party administrative servicing fees	903	1,384	925	1,140	1,556	1,387	—
Payable for line of credit	—	—	—	—	—	—	35,000
Accrued expenses and other liabilities	11,344	20,288	17,069	5,200	11,991	9,931	9,696
Total Liabilities	17,574,960	15,566,715	3,596,174	5,395,220	8,942,241	6,436,094	29,266,558

Net Assets	$92,812,580	$184,578,997	$113,214,621	$71,948,728	$137,025,438	$76,740,095	$190,796,250

Net Assets:
Paid in capital	$93,579,764	$198,186,185	$116,508,199	$71,194,817	$87,119,832	$54,251,227	$75,019,917
Accumulated earnings (loss)	(767,184)	(13,607,188)	(3,293,578)	753,911	49,905,606	22,488,868	115,776,333
Net Assets	$92,812,580	$184,578,997	$113,214,621	$71,948,728	$137,025,438	$76,740,095	$190,796,250

Net Asset Value Per Share
Class N Shares:
Net Assets	$80,007,183	$156,520,504	$95,198,065	$60,826,307	$110,606,595	$63,234,514	$143,289,467
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	5,577,488	17,035,718	10,165,921	6,552,803	6,112,153	3,511,702	3,640,709
Net asset value, offering and redemption price per share	$14.34	$9.19	$9.36	$9.28	$18.10	$18.01	$39.36

Class A Shares:
Net Assets	$10,011,929	$21,164,112	$13,099,896	$9,703,084	$21,860,892	$10,674,075	$34,922,967
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	698,906	2,305,895	1,384,040	1,055,960	1,214,569	602,737	911,456
Net asset value and redemption price per share *	$14.33	$9.18	$9.46	$9.19	$18.00	$17.71	$38.32
Front-end sales charge factor	0.9550	0.9550	0.9550	0.9550	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$15.00	$9.61	$9.91	$9.62	$19.10	$18.79	$40.65

Class C Shares:
Net Assets	$2,793,468	$6,894,381	$4,916,660	$1,419,337	$4,557,951	$2,831,506	$12,583,816
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	196,431	750,728	527,795	158,575	266,816	185,824	355,430
Net asset value, offering and redemption price per share	$14.22	$9.18	$9.32	$8.95	$17.08	$15.24	$35.40

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(a)	See Section 2k in the notes for the breakout by counterparty.

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited) (Continued)
April 30, 2021

		Dunham				Dunham
	Dunham	Emerging	Dunham	Dunham	Dunham	Monthly	Dunham
	Small Cap	Markets	International	Dynamic Macro	Long/Short	Distribution	Real Estate
	Growth Fund	Stock Fund	Stock Fund	Fund	Credit Fund	Fund	Stock Fund
Assets:
Investments in securities, at cost	$54,492,862	$96,084,755	$135,226,596	$20,900,656	$209,128,284	$194,880,063	$97,748,651
Investments in securities, at value	$78,267,800	$122,860,835	$166,743,222	$24,159,670	$211,936,144	$201,408,112	$121,275,338
Cash	1,252,727	2,547,974	2,826,355	1,041,824	7,229,097	8,322,927	1,023,780
Foreign currency, at value (cost $242,690, $244,745, $70, and $31,382 respectively)	—	237,657	247,378	838	1	31,585	—
Deposit with brokers (a)	—	—	—	364,122	1,190,718	132,383,640	—
Unrealized appreciation on futures	—	—	—	122,599	591,520	—	—
Unrealized appreciation on swap contracts	—	—	—	—	83,664	—	—
Premiums paid on swap contracts	—	—	—	—	258,965	—	—
Receivable for securities sold	2,044,865	—	1,079,909	—	2,662,580	1,857,684	161,116
Interest and dividends receivable	208	179,430	811,872	2,183	941,380	100,820	2,288
Receivable for Fund shares sold	36,576	111,082	160,729	21,115	852,905	32,328	—
Prepaid expenses and other assets	70,142	36,436	47,595	35,868	41,550	40,884	35,096
Total Assets	81,672,318	125,973,414	171,917,060	25,748,219	225,788,524	344,177,980	122,497,618

Liabilities:
Securities sold short (proceeds $100,347,222)	—	—	—	—	—	104,944,175	—
Cash overdraft for broker	—	—	—	447,604	—	—	—
Payable upon return of securities loaned	791,706	1,790,237	7,007,102	936,606	32,708,745	—	22,583,103
Unrealized depreciation on forward foreign currency exchange contracts	—		2,634	—	—	—	—
Payable for securities purchased	207,067	346,547	1,514,090	9,436	3,219,972	6,357,787	—
Payable for Fund shares redeemed	42,504	31,234	42,284	11,609	36,836	88,449	21,061
Distributions Payable	—	—	—	—	3,248	32,207	4,757
Premiums received on swap contracts	—	—	—	—	656,289	—	—
Unrealized depreciation on swap contracts	—	—	—	—	388,048	—	—
Unrealized depreciation on futures	—	—	—	84,712	8,207	—	—
Payable for dividend on short sales	—	—	—	—	—	36,568	—
Payable to adviser	42,742	65,069	87,065	12,752	98,048	122,629	51,767
Payable to sub-adviser	58,892	78,760	124,925	24,332	148,705	142,945	53,178
Payable for distribution fees	15,041	9,718	13,518	2,646	12,571	27,485	—
Payable for administration fees	20,338	32,740	53,455	15,285	46,761	57,194	21,849
Payable for fund accounting fees	5,408	8,145	13,267	1,878	12,695	16,301	6,200
Payable for transfer agent fees	3,950	1,000	500	2,636	1,250	1,250	597
Payable for custody fees	16,674	5,879	1,000	2,786	944	—	1,213
Payable for third party administrative servicing fees	1,998	132	6,162	1,148	—	6,517	—
Accrued expenses and other liabilities	13,991	8,318	1,789	14,640	6,867	61,057	18,345
Total Liabilities	1,220,311	2,377,779	8,867,791	1,568,070	37,349,186	111,894,564	22,762,070

Net Assets	$80,452,007	$123,595,635	$163,049,269	$24,180,149	$188,439,338	$232,283,416	$99,735,548

Net Assets:
Paid in capital	$45,865,657	$86,637,794	$112,881,081	$22,587,564	$183,056,710	$232,732,262	$73,386,046
Accumulated earnings (loss)	34,586,350	36,957,841	50,168,188	1,592,585	5,382,628	(448,846)	26,349,502
Net Assets	$80,452,007	$123,595,635	$163,049,269	$24,180,149	$188,439,338	$232,283,416	$99,735,548

Net Asset Value Per Share
Class N Shares:
Net Assets	$54,856,277	$100,463,597	$132,212,371	$19,247,186	$161,080,261	$178,673,002	$81,827,575
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	2,068,957	5,107,677	6,442,832	1,793,207	16,667,856	5,280,974	3,965,379
Net asset value, offering and redemption price per share	$26.51	$19.67	$20.52	$10.73	$9.66	$33.83	$20.64

Class A Shares:
Net Assets	$21,981,192	$19,501,385	$24,926,198	$3,788,492	$23,223,628	$32,147,073	$14,007,757
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	888,291	1,015,475	1,223,891	355,722	2,408,770	989,906	674,145
Net asset value, and redemption price per share *	$24.75	$19.20	$20.37	$10.65	$9.64	$32.47	$20.78
Front-end sales charge factor	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425	0.9425
Offering price per share (Net asset value per share / front-end sales charge factor)	$26.26	$20.37	$21.61	$11.30	$10.23	$34.46	$22.05

Class C Shares:
Net Assets	$3,614,538	$3,630,653	$5,910,700	$1,144,471	$4,135,449	$21,463,341	$3,900,216
Shares of beneficial interest outstanding (no par value; unlimited shares authorized)	203,512	201,843	307,539	113,481	443,846	868,152	203,051
Net asset value, offering and redemption price per share	$17.76	$17.99	$19.22	$10.09	$9.32	$24.72	$19.21

*	For certain purchases of $1 million or more, a 0.75% contingent deferred sales charge may apply to redemptions made within eighteen months of purchase.

(a)	See Section 2k in the notes for the breakout by counterparty.

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended April 30, 2021

	Dunham			Dunham			Dunham
	Corporate /	Dunham	Dunham	International	Dunham	Dunham	Focused
	Government	Floating Rate	High-Yield	Opportunity	Large Cap	Small Cap	Large Cap
	Bond Fund	Bond Fund	Bond Fund	Bond Fund	Value Fund	Value Fund	Growth Fund
Investment Income:
Interest income	$1,088,296	$3,061,095	$2,945,986	$1,188,166	$60	$13	$53
Dividend income	8,643	23,724	—	—	1,136,879	815,074	206,104
Securities lending income - net	4,568	1,195	5,153	7,438	1,799	2,109	6,896
Less: Foreign withholding taxes	—	—	—	(10,910)	—	—	—
Total Investment Income	1,101,507	3,086,014	2,951,139	1,184,694	1,138,738	817,196	213,053

Operating Expenses:
Investment advisory fees	213,089	518,615	327,974	181,263	387,588	219,875	558,264
Sub-advisory fees	127,854	242,020	174,919	135,947	178,887	152,221	300,604
Sub-advisory performance fees	17,891	(151,994)	4,259	132,111	(30,465)	(100,297)	74,564
Fund accounting fees	8,438	17,114	10,823	5,982	11,807	6,698	17,005
Distribution fees - Class C Shares	11,137	25,738	18,142	4,912	21,832	12,815	58,643
Distribution fees - Class A Shares	11,381	25,800	16,064	10,061	25,553	13,315	41,661
Administration fees	70,425	81,762	59,133	43,966	37,010	25,045	50,571
Registration fees	28,574	20,477	28,931	18,241	27,101	27,577	24,299
Transfer agent fees	8,570	9,340	8,281	8,075	8,496	8,712	10,091
Custodian fees	19,729	26,511	6,534	27,637	4,858	2,016	3,472
Professional fees	9,501	13,488	11,201	9,061	10,308	9,990	11,562
Chief Compliance Officer fees	4,239	11,888	6,545	1,323	4,860	3,025	5,736
Printing and postage expense	6,728	9,059	7,249	7,370	10,169	6,049	10,896
Trustees’ fees	1,662	4,688	2,695	586	2,529	1,587	3,709
Insurance expense	467	1,687	967	348	793	501	1,017
Interest expense	—	—	—	1,875	—	1,426	—
Third party administrative servicing fees	1,166	1,537	1,984	844	3,012	1,984	4,936
Miscellaneous expenses	2,956	7,768	5,984	3,070	4,183	1,316	5,935
Total Operating Expenses	543,807	865,498	691,685	592,672	708,521	393,855	1,182,965
Less: Fees paid indirectly	—	—	—	—	(779)	(1,116)	—
Net Operating Expenses	543,807	865,498	691,685	592,672	707,742	392,739	1,182,965

Net Investment Income (Loss)	557,700	2,220,516	2,259,454	592,022	430,996	424,457	(969,912)

Realized and Unrealized Gain (Loss) on Investments, Futures, Swap Contracts, Foreign Currency Translations, and Forward Foreign Currency Exchange Contracts:
Net realized gain (loss) from:
Investments	489,939	224,074	1,927,204	334,976	6,317,697	4,686,723	11,034,962
Futures	—	—	—	(205,254)	—	—	—
Swap contracts	—	—	—	6,614	—	—	—
Forward foreign currency exchange contracts	—	—	—	103,587	—	—	—
Net realized gain	489,939	224,074	1,927,204	239,923	6,317,697	4,686,723	11,034,962
Net change in unrealized appreciation (depreciation) on:
Investments	(1,209,755)	5,847,946	3,653,078	1,742,224	27,451,917	22,052,485	20,286,180
Futures	—	—	—	(103,977)	—	—	—
Swap contracts	—	—	—	20,954	—	—	—
Foreign currency translations	—	—	—	(4,682)	—	—	—
Forward foreign currency exchange contracts	—	—	—	(666,739)	—	—	—
Net change in unrealized appreciation (depreciation)	(1,209,755)	5,847,946	3,653,078	987,780	27,451,917	22,052,485	20,286,180
Net Realized and Unrealized Gain (Loss)	(719,816)	6,072,020	5,580,282	1,227,703	33,769,614	26,739,208	31,321,142

Net Increase (Decrease) in Net Assets Resulting From Operations	$(162,116)	$8,292,536	$7,839,736	$1,819,725	$34,200,610	$27,163,665	$30,351,230

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF OPERATIONS (Unaudited)(Continued)
For the Six Months Ended April 30, 2021

		Dunham				Dunham
	Dunham	Emerging	Dunham	Dunham	Dunham	Monthly	Dunham
	Small Cap	Markets	International	Dynamic Macro	Long/Short	Distribution	Real Estate
	Growth Fund	Stock Fund	Stock Fund	Fund	Credit Fund	Fund	Stock Fund
Investment Income:
Interest income	$38	$30	$29	$3,756	$1,713,467	$2,539	$13
Dividend income	113,698	865,851	2,398,239	126,455	116,503	1,441,300	714,100
Securities lending income - net	5,974	16,129	28,451	8,003	13,777	4,185	10,191
Less: Foreign withholding taxes	—	(160,837)	(266,404)	—	—	—	(7,672)
Total Investment Income	119,710	721,173	2,160,315	138,214	1,843,747	1,448,024	716,632

Operating Expenses:
Investment advisory fees	241,848	361,251	491,857	82,128	511,250	720,363	278,136
Sub-advisory fees	186,037	250,097	491,857	94,763	471,923	664,951	192,555
Sub-advisory performance fees	148,371	177,477	245,674	(20,197)	298,200	(303,900)	109,979
Fund accounting fees	7,367	11,004	14,983	2,502	15,574	21,943	8,472
Distribution fees - Class C Shares	16,952	18,151	29,247	6,035	19,683	110,524	18,049
Distribution fees - Class A Shares	23,686	22,550	31,310	5,096	24,771	39,693	16,369
Administration fees	26,802	41,369	70,364	17,717	67,930	70,984	29,620
Registration fees	26,739	27,747	28,893	5,059	28,334	31,818	29,172
Transfer agent fees	8,107	8,717	9,877	7,756	9,810	10,893	8,712
Custodian fees	10,196	44,283	51,556	4,355	5,455	57,572	3,472
Professional fees	9,217	11,892	12,185	9,182	10,811	15,803	9,776
Chief Compliance Officer fees	3,075	4,512	7,935	2,380	7,278	15,372	3,768
Printing and postage expense	6,141	7,935	12,478	23,845	8,216	39,771	14,947
Trustees’ fees	1,587	2,232	3,868	516	2,842	6,728	1,785
Insurance expense	496	719	1,240	396	744	2,281	496
Interest expense	—	—	—	442	—	—	—
Third party administrative servicing fees	2,867	2,777	4,016	1,305	3,520	11,224	1,587
Dividend expense on short sales	—	—	—	—	—	683,862	—
Broker Fees	—	—	—	—	—	285,796	—
Miscellaneous expenses	2,885	9,413	8,909	2,948	3,124	10,563	3,091
Total Operating Expenses	722,373	1,002,126	1,516,249	246,228	1,489,465	2,496,241	729,986
Less: Fees paid indirectly	(633)	—	—	—	—	—	—
Net Operating Expenses	721,740	1,002,126	1,516,249	246,228	1,489,465	2,496,241	729,986

Net Investment Income (Loss)	(602,030)	(280,953)	644,066	(108,014)	354,282	(1,048,217)	(13,354)

Realized and Unrealized Gain (Loss) on Investments, Futures, Purchased Options, Securities Sold Short, Written Options, Swap Contracts, Foreign Currency Transactions, and Foreign Currency Translations:
Net realized gain (loss) from:
Investments	13,606,818	11,692,520	18,068,167	1,115,270	1,484,304	24,301,761	2,872,840
Futures	—	—	—	98,598	2,101,415	—	—
Purchased options	—	—	—	(486,300)	—	(1,419,123)	—
Securities sold short	—	—	—	—	—	(13,971,572)	—
Written options	—	—	—	220,527	—	(116,543)	—
Swap contracts	—	—	—	—	(696,346)	958,760	—
Foreign currency transactions	—	(24,942)	(4,354)	(16,295)	8,844	(234,970)	—
Net realized gain	13,606,818	11,667,578	18,063,813	931,800	2,898,217	9,518,313	2,872,840
Net change in unrealized appreciation (depreciation) on:
Investments	10,509,876	11,262,299	24,285,295	1,313,359	1,672,996	7,566,744	17,178,040
Futures	—	—	—	125,143	125,895	—	—
Purchased options	—	—	—	(306,983)	—	92,399	—
Securities sold short	—	—	—	—	—	(4,521,200)	—
Written options	—	—	—	241,214	—	(262,914)	—
Swap contracts	—	—	—	—	(387,040)	(827,327)	—
Foreign currency translations	—	4,210	10,536	(14,288)	4,318	180,228	—
Foreign currency exchange contracts	—	—	(158)	—	—	—	—
Net change in unrealized appreciation	10,509,876	11,266,509	24,295,673	1,358,445	1,416,169	2,227,930	17,178,040
Net Realized and Unrealized Gain	24,116,694	22,934,087	42,359,486	2,290,245	4,314,386	11,746,243	20,050,880

Net Increase in Net Assets Resulting From Operations	$23,514,664	$22,653,134	$43,003,552	$2,182,231	$4,668,668	$10,698,026	$20,037,526

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Dunham		Dunham		Dunham		Dunham		Dunham
	Corporate/Government		Floating Rate		High-Yield		International Opportunity		Large Cap
	Bond Fund		Bond Fund		Bond Fund		Bond Fund		Value Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2021	October 31, 2020	April 30, 2021	Oct. 31, 2020	April 30, 2021	Oct. 31, 2020	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income	$557,700	$1,077,643	$2,220,516	$6,442,891	$2,259,454	$4,650,895	$592,022	$838,662	$430,996	$1,049,259
Net realized gain (loss) from investments, futures,swaps and forward foreign currency exchange contracts	489,939	1,732,785	224,074	(7,085,316)	1,927,204	(1,387,495)	239,923	(1,009,321)	6,317,697	47,474
Net change in unrealized appreciation (depreciation) on investments, futures,foreign currency translations, swaps and forward foreign currency exchange contracts	(1,209,755)	(794,965)	5,847,946	(2,136,038)	3,653,078	(571,928)	987,780	(718,490)	27,451,917	(1,295,063)
Net Increase (Decrease) in Net Assets Resulting From Operations	(162,116)	2,015,463	8,292,536	(2,778,463)	7,839,736	2,691,472	1,819,725	(889,149)	34,200,610	(198,330)

Distributions to Shareholders From:
Distributions From Paid In Capital:
Class N	—	—	—	—	—	—	—	(274,560)	—	—
Class A	—	—	—	—	—	—	—	(45,800)	—	—
Class C	—	—	—	—	—	—	—	(9,090)	—	—
Total Distributions Paid
Class N	(564,087)	(949,575)	(2,555,449)	(5,328,056)	(1,959,320)	(3,823,771)	(666,171)	(514,559)	(885,281)	(2,138,221)
Class A	(58,926)	(133,239)	(338,686)	(743,023)	(255,656)	(543,084)	(96,792)	(72,765)	(159,962)	(567,650)
Class C	(11,254)	(53,743)	(94,863)	(242,384)	(85,792)	(218,910)	(12,426)	(10,799)	(13,236)	(158,781)
Total Distributions to Shareholders	(634,267)	(1,136,557)	(2,988,998)	(6,313,463)	(2,300,768)	(4,585,765)	(775,389)	(927,573)	(1,058,479)	(2,864,652)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	26,082,061	34,990,739	22,759,236	33,718,680	15,387,655	21,529,518	20,805,943	20,678,707	20,086,674	28,389,285
Class A	3,349,136	4,193,468	3,516,852	7,185,997	2,219,749	4,070,976	3,578,607	4,067,774	3,166,861	8,035,665
Class C	597,156	6,432,644	410,162	3,951,686	336,043	1,096,173	283,246	671,601	321,760	1,752,765
Reinvestment of distributions
Class N	561,952	942,707	2,547,774	5,311,644	1,945,342	3,798,687	665,344	788,679	882,505	2,127,987
Class A	57,386	129,509	329,421	720,108	243,421	516,172	95,237	116,057	147,796	521,958
Class C	11,060	51,829	89,484	230,928	77,638	192,957	12,269	20,043	13,125	156,442
Cost of shares redeemed
Class N	(6,963,436)	(18,325,009)	(8,759,007)	(53,806,194)	(9,761,815)	(30,929,031)	(2,855,428)	(11,474,732)	(10,080,387)	(16,938,775)
Class A	(1,807,084)	(3,486,843)	(3,033,576)	(9,088,943)	(2,157,315)	(4,588,405)	(844,841)	(1,606,257)	(4,043,579)	(7,186,295)
Class C	(684,554)	(6,314,796)	(625,845)	(5,498,878)	(413,445)	(4,089,688)	(83,925)	(923,407)	(920,510)	(2,959,714)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	21,203,677	18,614,248	17,234,501	(17,274,972)	7,877,273	(8,402,641)	21,656,452	12,338,465	9,574,245	13,899,318

Total Increase (Decrease) in Net Assets	20,407,294	19,493,154	22,538,039	(26,366,898)	13,416,241	(10,296,934)	22,700,788	10,521,743	42,716,376	10,836,336

Net Assets:
Beginning of Year/Period	72,405,286	52,912,132	162,040,958	188,407,856	99,798,380	110,095,314	49,247,940	38,726,197	94,309,062	83,472,726
End of Year/Period	$92,812,580	$72,405,286	$184,578,997	$162,040,958	$113,214,621	$99,798,380	$71,948,728	$49,247,940	$137,025,438	$94,309,062

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham		Dunham
	Small Cap		Focused Large Cap		Small Cap		Emerging Markets		International
	Value Fund		Growth Fund		Growth Fund		Stock Fund		Stock Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$424,457	$400,579	$(969,912)	$(1,554,421)	$(602,030)	$(763,173)	$(280,953)	$(215,323)	$644,066	$1,145,605
Net realized gain (loss) from investments,and foreign currency transactions	4,686,723	(5,471,307)	11,034,962	4,881,470	13,606,818	10,620,310	11,667,578	1,011,988	18,063,813	5,079,870
Net change in unrealized appreciation (depreciation) on investments,and foreign currency transactions	22,052,485	(1,228,084)	20,286,180	41,424,027	10,509,876	8,033,898	11,266,509	10,338,265	24,295,673	(3,733,636)
Net Increase (Decrease) in Net Assets Resulting From Operations	27,163,665	(6,298,812)	30,351,230	44,751,076	23,514,664	17,891,035	22,653,134	11,134,930	43,003,552	2,491,839

Distributions to Shareholders From:
Total Distributions Paid
Class N	(485,740)	—	(2,769,774)	(2,555,392)	(6,664,517)	(690,260)	(125,901)	(534,182)	(981,773)	(2,225,640)
Class A	(77,307)	—	(811,011)	(797,547)	(2,433,036)	(198,920)	—	(86,590)	(161,146)	(455,807)
Class C	(4,934)	—	(289,087)	(315,113)	(608,456)	(52,820)	—	(9,790)	(3,018)	(103,682)
Total Distributions to Shareholders	(567,981)	—	(3,869,872)	(3,668,052)	(9,706,009)	(942,000)	(125,901)	(630,562)	(1,145,937)	(2,785,129)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	11,589,891	25,184,030	27,007,265	32,398,550	12,320,854	13,971,721	19,310,830	24,774,976	20,911,774	31,744,356
Class A	1,168,926	4,862,108	6,077,110	16,798,120	8,678,233	8,378,581	3,318,505	5,953,535	2,757,440	7,148,650
Class C	363,708	1,306,703	1,331,548	3,264,800	460,543	770,112	371,979	1,169,903	347,535	1,817,542
Reinvestment of distributions
Class N	483,618	—	2,685,861	2,518,739	6,476,422	679,654	125,588	531,994	977,525	2,218,149
Class A	76,511	—	774,615	701,996	2,209,259	182,948	—	85,495	158,869	448,520
Class C	4,890	—	260,537	290,053	602,421	52,391	—	9,428	2,970	102,577
Cost of shares redeemed
Class N	(12,527,683)	(21,644,045)	(14,654,665)	(30,649,506)	(17,368,783)	(22,750,347)	(7,827,525)	(22,769,138)	(18,978,984)	(39,253,422)
Class A	(3,859,791)	(4,477,328)	(8,487,033)	(18,669,199)	(4,361,916)	(9,319,647)	(2,471,561)	(5,076,032)	(6,069,965)	(8,979,890)
Class C	(618,457)	(1,716,676)	(1,115,576)	(4,460,374)	(534,932)	(1,329,745)	(495,770)	(1,949,018)	(846,234)	(3,435,552)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(3,318,387)	3,514,792	13,879,662	2,193,179	8,482,101	(9,364,332)	12,332,046	2,731,143	(739,070)	(8,189,070)

Total Increase (Decrease) in Net Assets	23,277,297	(2,784,020)	40,361,020	43,276,203	22,290,756	7,584,703	34,859,279	13,235,511	41,118,545	(8,482,360)

Net Assets:
Beginning of Year/Period	53,462,798	56,246,818	150,435,230	107,159,027	58,161,251	50,576,548	88,736,356	75,500,845	121,930,724	130,413,084
End of Year/Period	$76,740,095	$53,462,798	$190,796,250	$150,435,230	$80,452,007	$58,161,251	$123,595,635	$88,736,356	$163,049,269	$121,930,724

See accompanying notes which are an integral part to these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Dunham		Dunham		Dunham		Dunham
	Dynamic Macro		Long/Short		Monthly Distribution		Real Estate
	Fund		Credit Fund		Fund		Stock Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020	April 30, 2021	October 31, 2020
	(Unaudited)		(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net investment income (loss)	$(108,014)	$(37,593)	$354,282	$1,297,343	$(1,048,217)	$(1,819,208)	$(13,354)	$326,102
Net realized gain (loss) from investments, futures,purchased options, securities sold short, written options, swap contracts and foreign currency transactions	931,800	(974,927)	2,898,217	2,422,124	9,518,313	3,485,592	2,872,840	6,129,153
Net change in unrealized appreciation (depreciation) on investments, futures, purchased options, securities sold short, written options,and foreign currency translations	1,358,445	(590,189)	1,416,169	61,831	2,227,930	(2,482,226)	17,178,040	(5,861,968)
Net Increase (Decrease) in Net Assets Resulting From Operations	2,182,231	(1,602,709)	4,668,668	3,781,298	10,698,026	(815,842)	20,037,526	593,287

Distributions to Shareholders From:
Distributions From Paid In Capital:
Class N	—	—	—	—	(2,744,181)	(4,434,069)	—	—
Class A	—	—	—	—	(536,766)	(1,044,734)	—	—
Class C	—	—	—	—	(484,959)	(1,045,165)	—	—
Total Other Distributions Paid
Class N	(135,675)	—	(2,497,856)	(1,583,036)	—	(1,593,496)	(4,866,699)	(2,908,216)
Class A	(12,837)	—	(354,019)	(240,353)	—	(375,488)	(967,474)	(633,067)
Class C	—	—	(69,935)	(66,771)	—	(386,677)	(282,450)	(191,872)
Total Distributions to Shareholders	(148,512)	—	(2,921,810)	(1,890,160)	(3,765,906)	(8,879,629)	(6,116,623)	(3,733,155)

Share Transactions of Beneficial Interest:
Net proceeds from shares sold
Class N	2,621,498	7,671,389	58,146,487	75,882,935	28,290,522	47,289,525	16,394,966	25,769,077
Class A	629,134	2,173,289	7,699,488	10,189,719	3,403,457	9,578,927	2,227,435	7,442,319
Class C	68,435	584,749	806,828	5,528,260	918,734	3,397,393	523,504	1,455,575
Reinvestment of distributions
Class N	134,970	—	2,408,696	1,535,217	2,682,142	5,866,476	4,827,354	2,900,499
Class A	12,761	—	332,172	225,928	475,747	1,233,347	957,504	622,675
Class C	—	—	65,287	63,281	408,382	1,176,250	280,569	190,337
Cost of shares redeemed
Class N	(8,783,336)	(14,850,727)	(11,188,995)	(36,079,584)	(17,993,106)	(69,675,608)	(4,197,765)	(15,710,802)
Class A	(2,278,540)	(4,454,908)	(2,148,182)	(4,654,840)	(5,881,171)	(18,156,754)	(2,568,530)	(5,277,842)
Class C	(300,984)	(1,193,068)	(619,697)	(5,831,685)	(3,531,736)	(13,718,987)	(471,663)	(1,248,459)
Net Increase (Decrease) in Net Assets From Share Transactions of Beneficial Interest	(7,896,062)	(10,069,276)	55,502,084	46,859,231	8,772,971	(33,009,431)	17,973,374	16,143,379

Total Increase (Decrease) in Net Assets	(5,862,343)	(11,671,985)	57,248,942	48,750,369	15,705,091	(42,704,902)	31,894,277	13,003,511

Net Assets:
Beginning of Year/Period	30,042,492	41,714,477	131,190,396	82,440,027	216,578,325	259,283,227	67,841,271	54,837,760
End of Year/Period	$24,180,149	$30,042,492	$188,439,338	$131,190,396	$232,283,416	$216,578,325	$99,735,548	$67,841,271

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Corporate/Government Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months
	Ended April
	30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016
	(Unaudited)
Net asset value, beginning of period/year	$14.44	$14.02	$13.06	$13.82	$13.92	$13.75
Income (loss) from investment operations:
Net investment income*	0.10	0.28	0.36	0.34	0.31	0.36
Net realized and unrealized gain (loss)	(0.09)	0.44	0.96	(0.74)	(0.08)	0.19
Total income (loss) from investment operations	0.01	0.72	1.32	(0.40)	0.23	0.55
Less distributions:
Distributions from net investment income	(0.11)	(0.30)	(0.36)	(0.36)	(0.33)	(0.38)
Total distributions	(0.11)	(0.30)	(0.36)	(0.36)	(0.33)	(0.38)
Net asset value, end of period/year	$14.34	$14.44	$14.02	$13.06	$13.82	$13.92
Total return + #	0.05%	5.17%	10.27%	(2.93)%	1.72%	4.09%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$80,007	$80,007	$42,730	$41,151	$62,757	$48,025
Ratios of expenses to average net assets: ^	1.21%	1.24%	1.20%	1.20%	1.35%	1.13%
Ratios of net investment income to average net assets: ^	1.36%	1.99%	2.68%	2.53%	2.27%	2.61%
Portfolio turnover rate (1)	21%	75%	76%	92%	61%	58%

	Class A						Class C
	Six Months						Six Months
	Ended April						Ended April
	30,	Year Ended October 31,					30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016	2021	2020	2019	2018	2017	2016
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$14.42	$14.01	$13.04	$13.80	$13.90	$13.73	$14.31	$13.91	$12.95	$13.71	$13.81	$13.65
Income (loss) from investment operations:
Net investment income*	0.08	0.25	0.33	0.31	0.28	0.33	0.04	0.18	0.26	0.24	0.21	0.26
Net realized and unrealized gain (loss)	(0.08)	0.42	0.97	(0.74)	(0.08)	0.19	(0.08)	0.41	0.96	(0.74)	(0.08)	0.18
Total income (loss) from investment operations	0.00	0.67	1.30	(0.43)	0.20	0.52	(0.04)	0.59	1.22	(0.50)	0.13	0.44
Less distributions:
Distributions from net investment income	(0.09)	(0.26)	(0.33)	(0.33)	(0.30)	(0.35)	(0.05)	(0.19)	(0.26)	(0.26)	(0.23)	(0.28)
Total distributions	(0.09)	(0.26)	(0.33)	(0.33)	(0.30)	(0.35)	(0.05)	(0.19)	(0.26)	(0.26)	(0.23)	(0.28)
Net asset value, end of period/year	$14.33	$14.42	$14.01	$13.04	$13.80	$13.90	$14.22	$14.31	$13.91	$12.95	$13.71	$13.81
Total return + #	0.00%	4.84%	10.09%	(3.17)%	1.47%	3.86%	(0.25)%	4.29%	9.53%	(3.67)%	0.98%	3.27%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$10,012	$10,012	$7,510	$5,311	$6,260	$4,832	$2,793	$2,793	$2,672	$2,760	$3,199	$3,364
Ratios of expenses to average net assets: ^	1.46%	1.49%	1.45%	1.45%	1.60%	1.38%	1.96%	1.99%	1.95%	1.95%	2.10%	1.88%
Ratios of net investment income to average net assets: ^	1.11%	1.75%	2.41%	2.31%	2.01%	2.40%	0.62%	1.31%	1.92%	1.81%	1.52%	1.89%
Portfolio turnover rate (1)	21%	75%	76%	92%	61%	58%	21%	75%	76%	92%	61%	58%

*	The net investment income per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Floating Rate Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months
	Ended April 30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016
	(Unaudited)
Net asset value, beginning of period/year	$8.90	$9.36	$9.62	$9.73	$9.70	$9.60
Income (loss) from investment operations:
Net investment income*	0.12	0.34	0.44	0.40	0.35	0.33
Net realized and unrealized gain (loss)	0.33	(0.47)	(0.26)	(0.11)	0.03	0.10
Total income (loss) from investment operations	0.45	(0.13)	0.18	0.29	0.38	0.43
Less distributions:
Distributions from net investment income	(0.16)	(0.33)	(0.44)	(0.40)	(0.35)	(0.33)
Total distributions	(0.16)	(0.33)	(0.44)	(0.40)	(0.35)	(0.33)
Net asset value, end of year	$9.19	$8.90	$9.36	$9.62	$9.73	$9.70
Total return + #	5.18%	(1.30)%	1.99%	3.02%	4.01%	4.63%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$156,521	$135,536	$157,757	$164,936	$157,485	$94,219
Ratios of expenses to average net assets: ^	0.95%	1.00%	1.01%	0.97%	1.03%	1.34%
Ratios of net investment income to average net assets: ^	2.65%	3.81%	4.60%	4.08%	3.60%	3.24%
Portfolio turnover rate (1)	46%	76%	44%	79%	91%	62%

	Class A						Class C
	Six Months						Six Months Ended
	Ended April 30,	Year Ended October 31,					April 30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016	2021	2020	2019	2018	2017	2016
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$8.89	$9.35	$9.61	$9.72	$9.70	$9.59	$8.89	$9.35	$9.62	$9.73	$9.69	$9.59
Income (loss) from investment operations:
Net investment income*	0.11	0.32	0.41	0.37	0.32	0.31	0.09	0.27	0.37	0.33	0.28	0.26
Net realized and unrealized gain (loss)	0.33	(0.47)	(0.25)	(0.11)	0.03	0.11	0.33	(0.46)	(0.27)	(0.11)	0.04	0.10
Total income (loss) from investment operations	0.44	(0.15)	0.16	0.26	0.35	0.42	0.42	(0.19)	0.10	0.22	0.32	0.36
Less distributions:
Distributions from net investment income	(0.15)	(0.31)	(0.42)	(0.37)	(0.33)	(0.31)	(0.13)	(0.27)	(0.37)	(0.33)	(0.28)	(0.26)
Total distributions	(0.15)	(0.31)	(0.42)	(0.37)	(0.33)	(0.31)	(0.13)	(0.27)	(0.37)	(0.33)	(0.28)	(0.26)
Net asset value, end of year	$9.18	$8.89	$9.35	$9.61	$9.72	$9.70	$9.18	$8.89	$9.35	$9.62	$9.73	$9.69
Total return + #	5.06%	(1.56)%	1.74%	2.77%	3.64%	4.49%	4.69%	(2.06)%	1.13%	2.26%	3.31%	3.87%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$21,164	$19,705	$21,997	$20,205	$16,229	$10,923	$6,894	$6,800	$8,654	$7,236	$6,215	$4,545
Ratios of expenses to average net assets: ^	1.19%	1.25%	1.26%	1.22%	1.28%	1.59%	1.69%	1.75%	1.76%	1.72%	1.78%	2.10%
Ratios of net investment income to average net assets: ^	2.38%	3.56%	4.36%	3.84%	3.33%	3.49%	1.88%	3.07%	3.86%	3.43%	2.89%	2.74%
Portfolio turnover rate (1)	46%	76%	44%	79%	91%	62%	46%	76%	44%	79%	91%	62%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham High-Yield Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months
	Ended April 30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016
	(Unaudited)
Net asset value, beginning of period/year	$8.88	$8.97	$8.72	$9.22	$8.94	$8.92
Income (loss) from investment operations:
Net investment income*	0.19	0.41	0.45	0.44	0.42	0.44
Net realized and unrealized gain (loss)	0.49	(0.09)	0.26	(0.51)	0.30	0.02
Total income (loss) from investment operations	0.68	0.32	0.71	(0.07)	0.72	0.46
Less distributions:
Distributions from net investment income	(0.20)	(0.41)	(0.46)	(0.43)	(0.44)	(0.44)
Total distributions	(0.20)	(0.41)	(0.46)	(0.43)	(0.44)	(0.44)
Net asset value, end of year	$9.36	$8.88	$8.97	$8.72	$9.22	$8.94
Total return + #	7.65%	3.74%	8.42%	(0.80)%	8.19%	5.39%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$95,198	$83,009	$90,262	$94,596	$103,567	$78,194
Ratios of expenses to average net assets: ^	1.20%	1.14%	1.12%	1.12%	1.19%	1.08%
Ratios of net investment income to average net assets: ^	4.19%	4.69%	5.12%	4.84%	4.62%	5.09%
Portfolio turnover rate (1)	34%	75%	70%	101%	142%	62%

	Class A						Class C
	Six Months						Six Months Ended
	Ended April 30,	Year Ended October 31,					April 30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016	2021	2020	2019	2018	2017	2016
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$8.97	$9.06	$8.81	$9.29	$9.02	$8.99	$8.83	$8.92	$8.68	$9.17	$8.88	$8.86
Income (loss) from investment operations:
Net investment income*	0.18	0.39	0.44	0.42	0.40	0.42	0.16	0.34	0.39	0.37	0.35	0.37
Net realized and unrealized gain (loss)	0.50	(0.09)	0.25	(0.49)	0.28	0.03	0.49	(0.09)	0.25	(0.50)	0.30	0.02
Total income (loss) from investment operations	0.68	0.30	0.69	(0.07)	0.68	0.45	0.65	0.25	0.64	(0.13)	0.65	0.39
Less distributions:
Distributions from net investment income	(0.19)	(0.39)	(0.44)	(0.41)	(0.41)	(0.42)	(0.16)	(0.34)	(0.40)	(0.36)	(0.36)	(0.37)
Total distributions	(0.19)	(0.39)	(0.44)	(0.41)	(0.41)	(0.42)	(0.16)	(0.34)	(0.40)	(0.36)	(0.36)	(0.37)
Net asset value, end of year	$9.46	$8.97	$9.06	$8.81	$9.29	$9.02	$9.32	$8.83	$8.92	$8.68	$9.17	$8.88
Total return + #	7.67%	3.44%	8.07%	(0.82)%	7.70%	5.21%	7.42%	2.95%	7.55%	(1.43)%	7.45%	4.65%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$13,100	$12,127	$12,336	$12,393	$12,085	$10,478	$4,917	$4,663	$7,497	$7,392	$7,785	$7,687
Ratios of expenses to average net assets: ^	1.45%	1.39%	1.37%	1.37%	1.44%	1.33%	1.95%	1.89%	1.87%	1.87%	1.94%	1.83%
Ratios of net investment income to average net assets: ^	3.95%	4.44%	4.87%	4.60%	4.38%	4.84%	3.45%	3.93%	4.37%	4.09%	3.88%	4.34%
Portfolio turnover rate (1)	34%	75%	70%	101%	142%	62%	34%	75%	70%	101%	142%	62%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Opportunity Bond Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2021	2020	2019	2018	2017	2016
	(Unaudited)
Net asset value, beginning of period/year	$9.05	$9.43	$8.93	$9.32	$9.37	$8.92
Income (loss) from investment operations:
Net investment income (loss)*	0.09	0.19	(0.03)	(0.03)	(0.03)	0.04
Net realized and unrealized gain (loss)	0.26	(0.37)	0.58	(0.35)	0.07	0.42
Total income (loss) from investment operations	0.35	(0.18)	0.55	(0.38)	0.04	0.46
Less distributions:
Distributions from net investment income	(0.12)	(0.11)	(0.04)	—	—	(0.01)
Distributions from net realized gains	—	(0.02)	(0.01)	(0.01)	(0.09)	—
Tax return of capital	—	(0.07)	—	—	—	—
Total distributions	(0.12)	(0.20)	(0.05)	(0.01)	(0.09)	(0.01)
Net asset value, end of period/year	$9.28	$9.05	$9.43	$8.93	$9.32	$9.37
Total return + #	3.85%	(1.81)%	6.29%	(4.08)%	0.57%	5.14%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$60,826	$41,346	$32,927	$31,838	$32,441	$24,728
Ratios of expenses to average net assets: ^	1.91%	1.36%	1.36%	1.35%	1.54%	1.28%
Ratios of net investment income (loss) to average net assets: ^	2.01%	2.08%	(0.30)%	(0.35)%	(0.37)%	0.41%
Portfolio turnover rate (1)	16%	138%	109%	45%	56%	64%

	Class A							Class C
	Six Months Ended	Year Ended October 31,						Six Months Ended	Year Ended October 31,
	April 30, 2021	2020	2019	2018	2017	2016		April 30, 2021	2020	2019	2018	2017	2016
	(Unaudited)							(Unaudited)
Net asset value, beginning of period/year	$8.96	$9.34	$8.85	$9.26	$9.32	$8.90		$8.73	$9.11	$8.66	$9.10	$9.22	$8.84
Income (loss) from investment operations:
Net investment income (loss)*	0.08	0.17	(0.05)	(0.06)	(0.06)	0.01		0.05	0.10	(0.09)	(0.10)	(0.10)	(0.03)
Net realized and unrealized gain (loss)	0.26	(0.37)	0.57	(0.34)	0.09	0.41		0.25	(0.33)	0.55	(0.33)	0.07	0.41
Total income (loss) from investment operations	0.34	(0.20)	0.52	(0.40)	0.03	0.42		0.30	(0.23)	0.46	(0.43)	(0.03)	0.38
Less distributions:
Distributions from net investment income	(0.11)	(0.09)	(0.02)	—	—	(0.00	) (a)	(0.08)	(0.06)	—	—	—	(0.00	) (a)
Distributions from net realized gains	—	(0.02)	(0.01)	(0.01)	(0.09)	—		—	(0.02)	(0.01)	(0.01)	(0.09)	—
Tax return of capital	—	(0.07)	—	—	—	—		—	(0.07)	—	—	—	—
Total distributions	(0.11)	(0.18)	(0.03)	(0.01)	(0.09)	(0.00	) (a)	(0.08)	(0.15)	(0.01)	(0.01)	(0.09)	(0.00	) (a)
Net asset value, end of period/year	$9.19	$8.96	$9.34	$8.85	$9.26	$9.32		$8.95	$8.73	$9.11	$8.66	$9.10	$9.22
Total return + #	3.73%	(2.03)%	5.98%	(4.32)%	0.46%	4.77%		3.48%	(2.48)%	5.36%	(4.72)%	(0.19)%	4.31%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$9,703	$6,722	$4,357	$3,802	$2,968	$2,118		$1,419	$1,180	$1,442	$1,366	$1,330	$1,204
Ratios of expenses to average net assets: ^	2.16%	1.61%	1.61%	1.60%	1.79%	1.53%		2.66%	2.11%	2.11%	2.10%	2.29%	2.03%
Ratios of net investment income (loss) to average net assets: ^	1.75%	1.91%	(0.55)%	(0.59)%	(0.63)%	0.10%		1.23%	1.21%	(1.05)%	(1.10)%	(1.11)%	(0.33)%
Portfolio turnover rate (1)	16%	138%	109%	45%	56%	64%		16%	138%	109%	45%	56%	64%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout the year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Large Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2021	2020	2019	2018	2017	2016
	(Unaudited)
Net asset value, beginning of period/year	$13.58	$14.96	$14.18	$14.16	$12.22	$16.32
Income (loss) from investment operations:
Net investment income *	0.06	0.17	0.18	0.14	0.15	0.22
Net realized and unrealized gain (loss)	4.61	(1.03)	1.29	0.15	2.01	(0.04)
Total income (loss) from investment operations	4.67	(0.86)	1.47	0.29	2.16	0.18
Less distributions:
Distributions from net investment income	(0.15)	(0.18)	(0.15)	(0.13)	(0.22)	(0.18)
Distributions from net realized gains	—	(0.34)	(0.54)	(0.14)	—	(4.10)
Total distributions	(0.15)	(0.52)	(0.69)	(0.27)	(0.22)	(4.28)
Net asset value, end of period/year	$18.10	$13.58	$14.96	$14.18	$14.16	$12.22
Total return + #	34.61%	(6.15)%	11.37%	1.98%	17.84%	1.73%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$110,607	$73,557	$61,791	$55,428	$55,155	$45,026
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.11%	1.24%	1.14%	1.30%	1.13%	0.93%
After fees paid indirectly ^	1.10%	1.24%	1.14%	1.30%	1.12%	0.93%
Ratios of net investment income to average net assets:
Before fees paid indirectly ^	0.80%	1.25%	1.30%	0.94%	1.12%	1.81%
After fees paid indirectly ^	0.80%	1.25%	1.30%	0.94%	1.13%	1.81%
Portfolio turnover rate (1)	28%	43%	44%	45%	61%	59%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2021	2020	2019	2018	2017	2016	April 30, 2021	2020	2019	2018	2017	2016
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$13.50	$14.87	$14.11	$14.10	$12.16	$16.26	$12.80	$14.17	$13.45	$13.47	$11.65	$15.74
Income (loss) from investment operations:
Net investment income (loss)*	0.04	0.14	0.15	0.10	0.11	0.19	(0.01)	0.03	0.04	(0.01)	0.02	0.10
Net realized and unrealized gain (loss)	4.58	(1.03)	1.27	0.15	2.02	(0.05)	4.34	(0.98)	1.23	0.15	1.92	(0.06)
Total income (loss) from investment operations	4.62	(0.89)	1.42	0.25	2.13	0.14	4.33	(0.95)	1.27	0.14	1.94	0.04
Less distributions:
Distributions from net investment income	(0.12)	(0.14)	(0.12)	(0.10)	(0.19)	(0.14)	(0.05)	(0.08)	(0.01)	(0.02)	(0.12)	(0.03)
Distributions from net realized gains	—	(0.34)	(0.54)	(0.14)	—	(4.10)	—	(0.34)	(0.54)	(0.14)	—	(4.10)
Total distributions	(0.12)	(0.48)	(0.66)	(0.24)	(0.19)	(4.24)	(0.05)	(0.42)	(0.55)	(0.16)	(0.12)	(4.13)
Net asset value, end of period/year	$18.00	$13.50	$14.87	$14.11	$14.10	$12.16	$17.08	$12.80	$14.17	$13.45	$13.47	$11.65
Total return + #	34.38%	(6.33)%	11.00%	1.71%	17.66%	1.43%	33.85%	(7.05)%	10.24%	1.00%	16.72%	0.66%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$21,861	$16,855	$16,363	$12,525	$10,174	$6,544	$4,558	$3,897	$5,319	$4,167	$4,640	$4,850
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.37%	1.49%	1.39%	1.55%	1.38%	1.18%	2.11%	2.24%	2.14%	2.30%	2.13%	1.93%
After fees paid indirectly ^	1.36%	1.49%	1.39%	1.55%	1.37%	1.18%	2.11%	2.24%	2.14%	2.30%	2.12%	1.93%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly ^	0.55%	1.00%	1.05%	0.70%	0.84%	1.57%	(0.19)%	0.23%	0.30%	(0.07)%	0.14%	0.83%
After fees paid indirectly ^	0.55%	1.00%	1.05%	0.70%	0.85%	1.57%	(0.19)%	0.23%	0.30%	(0.07)%	0.15%	0.83%
Portfolio turnover rate (1)	28%	43%	44%	45%	61%	59%	28%	43%	44%	45%	61%	59%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Value Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2021	2020	2019		2018		2017	2016
	(Unaudited)
Net asset value, beginning of period/yea	$11.91	$14.67	$15.72		$17.47		$14.41	$14.27
Income (loss) from investment operations
Net investment income (loss) *	0.10	0.10	(0.00	) (a)	0.00	(a)	0.07	0.09
Net realized and unrealized gain (loss)	6.15	(2.86)	0.65		0.10	(b)	3.57	0.54
Total income (loss) from investment operations	6.25	(2.76)	0.65		0.10		3.64	0.63
Less distributions:
Distributions from net investment income	(0.14)	—	—		(0.04)		(0.10)	(0.01)
Distributions from net realized gains	(0.01)	—	(1.70)		(1.81)		(0.48)	(0.48)
Total distributions	(0.15)	—	(1.70)		(1.85)		(0.58)	(0.49)
Net asset value, end of period/year	$18.01	$11.91	$14.67		$15.72		$17.47	$14.41
Total return + #	52.73%	(18.81)%	6.15%		0.37%		25.55%	4.58%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$63,235	$42,444	$43,564		$37,248		$22,710	$22,254
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.08%	1.26%	1.72%		1.54%		1.32%	1.48%
After fees paid indirectly ^	1.08%	1.17%	1.72%		1.54%		1.32%	1.48%
Ratios of net investment income (loss) to average net assets: (c) !
Before fees paid indirectly ^	1.32%	0.72%	(0.01)%		0.01%		0.45%	0.64%
After fees paid indirectly ^	1.32%	0.81%	(0.01)%		0.01%		0.45%	0.64%
Portfolio turnover rate (1)	50%	135%	85%		101%		100%	129%

	Class A								Class C
	Six Months Ended	Year Ended October 31,							Six Months Ended	Year Ended October 31,
	April 30, 2021	2020	2019		2018		2017	2016	April 30, 2021	2020	2019	2018	2017	2016
	(Unaudited)								(Unaudited)
Net asset value, beginning of period/year	$11.70	$14.45	$15.55		$17.31		$14.29	$14.18	$10.05	$12.51	$13.81	$15.67	$13.02	$13.06
Income (loss) from investment operations:
Net investment income (loss)*	0.09	0.07	(0.04)		(0.04)		0.03	0.05	0.02	(0.02)	(0.12)	(0.15)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	6.03	(2.82)	0.64		0.09	(b)	3.54	0.54	5.20	(2.44)	0.52	0.10 (b)	3.21	0.49
Total income (loss) from investment operations	6.12	(2.75)	0.60		0.05		3.57	0.59	5.22	(2.46)	0.40	(0.05)	3.13	0.44
Less distributions:
Distributions from net investment income	(0.11)	—	—		(0.00	) (a)	(0.07)	—	(0.02)	—	—	—	—	—
Distributions from net realized gains	(0.01)	—	(1.70)		(1.81)		(0.48)	(0.48)	(0.01)	—	(1.70)	(1.81)	(0.48)	(0.48)
Total distributions	(0.11)	—	(1.70)		(1.81)		(0.55)	(0.48)	(0.03)	—	(1.70)	(1.81)	(0.48)	(0.48)
Net asset value, end of period/year	$17.71	$11.70	$14.45		$15.55		$17.31	$14.29	$15.24	$10.05	$12.51	$13.81	$15.67	$13.02
Total return + #	52.55%	(19.03)%	5.85%		0.08%		25.26%	4.33%	51.96%	(19.66)%	5.06%	(0.63)%	24.29%	3.52%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$10,674	$8,955	$9,848		$7,869		$4,569	$3,802	$2,832	$2,064	$2,835	$2,139	$2,611	$2,241
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.33%	1.51%	1.97%		1.79%		1.57%	1.73%	2.08%	2.26%	2.72%	2.54%	2.32%	2.48%
After fees paid indirectly ^	1.33%	1.42%	1.97%		1.79%		1.57%	1.73%	2.08%	2.17%	2.72%	2.54%	2.32%	2.48%
Ratios of net investment income (loss) to average net assets: (c) !
Before fees paid indirectly ^	1.13%	0.46%	(0.26)%		(0.26)%		0.19%	0.40%	0.33%	(0.29)%	(1.01)%	(1.04)%	(0.57)%	(0.36)%
After fees paid indirectly ^	1.13%	0.55%	(0.26)%		(0.26)%		0.19%	0.40%	0.33%	(0.20)%	(1.01)%	(1.04)%	(0.57)%	(0.36)%
Portfolio turnover rate (1)	50%	135%	85%		101%		100%	129%	50%	135%	85%	101%	100%	129%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by underlying funds in which the Fund invests.

(a)	Represents less than $0.01 per share.

(b)	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2018 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

(c)	Does not Include the expenses of other investment companies in which the Fund invests.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Focused Large Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months
	Ended April 30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016
	(Unaudited)
Net asset value, beginning of period/year	$33.67	$24.24	$22.50	$19.37	$15.92	$16.97
Income (loss) from investment operations:
Net investment loss*	(0.19)	(0.32)	(0.25)	(0.22)	(0.14)	(0.10)
Net realized and unrealized gain (loss)	6.72	10.58	3.69	3.53	3.59	(0.86)
Total income (loss) from investment operations	6.53	10.26	3.44	3.31	3.45	(0.96)
Less distributions:
Distributions from net realized gains	(0.84)	(0.83)	(1.70)	(0.18)	—	(0.09)
Total distributions	(0.84)	(0.83)	(1.70)	(0.18)	—	(0.09)
Net asset value, end of year	$39.36	$33.67	$24.24	$22.50	$19.37	$15.92
Total return + #	19.54%	43.39%	17.19%	17.24%	21.67%	(5.66)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$143,289	$108,816	$74,714	$59,424	$56,472	$51,242
Ratios of expenses to average net assets: ^
Before fee waivers and fees paid indirectly	1.26%	1.30%	1.33%	1.30%	1.16%	1.20%
After fee waivers and fees paid indirectly	1.26%	1.30%	1.33%	1.29%	1.14%	1.20%
Ratios of net investment loss to average net assets: ^
Before fee waivers and fees paid indirectly	(1.01)%	(1.08)%	(1.06)%	(1.01)%	(0.79)%	(0.64)%
After fee waivers and fees paid indirectly	(1.01)%	(1.08)%	(1.06)%	(1.01)%	(0.77)%	(0.64)%
Portfolio turnover rate (1)	14%	17%	28%	25%	38%	29%

	Class A						Class C
	Six Months						Six Months
	Ended April 30,	Year Ended October 31,					Ended April 30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016	2021	2020	2019	2018	2017	2016
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$32.84	$23.71	$22.11	$19.08	$15.73	$16.80	$30.51	$22.25	$21.00	$18.27	$15.17	$16.33
Income (loss) from investment operations:
Net investment loss*	(0.23)	(0.38)	(0.30)	(0.28)	(0.18)	(0.14)	(0.34)	(0.55)	(0.44)	(0.42)	(0.30)	(0.25)
Net realized and unrealized gain (loss)	6.55	10.34	3.60	3.49	3.53	(0.84)	6.07	9.64	3.39	3.33	3.40	(0.82)
Total income (loss) from investment operations	6.32	9.96	3.30	3.21	3.35	(0.98)	5.73	9.09	2.95	2.91	3.10	(1.07)
Less distributions:
Distributions from net realized gains	(0.84)	(0.83)	(1.70)	(0.18)	—	(0.09)	(0.84)	(0.83)	(1.70)	(0.18)	—	(0.09)
Total distributions	(0.84)	(0.83)	(1.70)	(0.18)	—	(0.09)	(0.84)	(0.83)	(1.70)	(0.18)	—	(0.09)
Net asset value, end of year	$38.32	$32.84	$23.71	$22.11	$19.08	$15.73	$35.40	$30.51	$22.25	$21.00	$18.27	$15.17
Total return + #	19.36%	43.09%	16.84%	16.98%	21.30%	(5.84)%	18.93%	41.97%	16.00%	16.08%	20.44%	(6.56)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$34,923	$31,205	$24,131	$15,031	$12,944	$9,620	$12,584	$10,414	$8,314	$6,844	$6,758	$4,988
Ratios of expenses to average net assets: ^
Before fee waivers and fees paid indirectly	1.51%	1.55%	1.58%	1.55%	1.41%	1.45%	2.26%	2.30%	2.33%	2.30%	2.16%	2.20%
After fee waivers and fees paid indirectly	1.51%	1.55%	1.58%	1.54%	1.39%	1.45%	2.26%	2.30%	2.33%	2.29%	2.14%	2.20%
Ratios of net investment loss to average net assets: ^
Before fee waivers and fees paid indirectly	(1.26)%	(1.34)%	(1.32)%	(1.26)%	(1.05)%	(0.91)%	(2.01)%	(2.08)%	(2.06)%	(2.01)%	(1.80)%	(1.67)%
After fee waivers and fees paid indirectly	(1.26)%	(1.34)%	(1.32)%	(1.26)%	(1.03)%	(0.91)%	(2.01)%	(2.08)%	(2.06)%	(2.01)%	(1.78)%	(1.67)%
Portfolio turnover rate (1)	14%	17%	28%	25%	38%	29%	14%	17%	28%	25%	38%	29%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Small Cap Growth Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months
	Ended April 30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016
	(Unaudited)
Net asset value, beginning of period/year	$21.62	$16.00	$20.28	$20.31	$15.34	$17.08
Income (loss) from investment operations:
Net investment loss*	(0.19)	(0.23)	(0.23)	(0.27)	(0.15)	(0.06)
Net realized and unrealized gain (loss) (a)	8.89	6.15	(0.25)	3.20	5.12	(0.24)
Total income (loss) from investment operations	8.70	5.92	(0.48)	2.93	4.97	(0.30)
Less distributions:
Distributions from net investment income	(0.28)	(0.05)	—	—	—	—
Distributions from net realized gains	(3.53)	(0.25)	(3.80)	(2.96)	—	(1.40)
Tax return of capital	—	—	—	—	—	(0.04)
Total distributions	(3.81)	(0.30)	(3.80)	(2.96)	—	(1.44)
Net asset value, end of year	$26.51	$21.62	$16.00	$20.28	$20.31	$15.34
Total return + #	41.69%	37.55%	1.36%	16.02%	32.40%	(1.88)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$54,856	$42,792	$37,340	$33,882	$24,641	$26,010
Ratios of expenses to average net assets: ^
Before fees paid indirectly	1.83%	1.78%	1.90%	1.94%	1.36%	1.23%
After fees paid indirectly	1.83%	1.75%	1.88%	1.93%	1.35%	1.23%
Ratios of net investment loss to average net assets: ^
Before fees paid indirectly	(1.51)%	(1.34)%	(1.36)%	(1.31)%	(0.86)%	(0.38)%
After fees paid indirectly	(1.50)%	(1.31)%	(1.34)%	(1.29)%	(0.85)%	(0.38)%
Portfolio turnover rate (1)	72%	178%	169%	190%	174%	181%

	Class A						Class C
	Six Months						Six Months
	Ended April 30,	Year Ended October 31,					Ended April 30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016	2021	2020	2019	2018	2017	2016
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$20.36	$15.09	$19.42	$19.62	$14.85	$16.62	$15.39	$11.54	$16.00	$16.77	$12.79	$14.61
Income (loss) from investment operations:
Net investment loss*	(0.21)	(0.26)	(0.25)	(0.31)	(0.19)	(0.10)	(0.22)	(0.29)	(0.29)	(0.37)	(0.28)	(0.18)
Net realized and unrealized gain (loss) (a)	8.36	5.80	(0.28)	3.07	4.96	(0.23)	6.25	4.39	(0.37)	2.56	4.26	(0.20)
Total income (loss) from investment operations	8.15	5.54	(0.53)	2.76	4.77	(0.33)	6.03	4.10	(0.66)	2.19	3.98	(0.38)
Less distributions:
Distributions from net investment income	(0.23)	(0.02)	—	—	—	—	(0.13)	—	—	—	—	—
Distributions from net realized gains	(3.53)	(0.25)	(3.80)	(2.96)	—	(1.40)	(3.53)	(0.25)	(3.80)	(2.96)	—	(1.40)
Tax return of capital	—	—	—	—	—	(0.04)	—	—	—	—	—	(0.04)
Total distributions	(3.76)	(0.27)	(3.80)	(2.96)	—	(1.44)	(3.66)	(0.25)	(3.80)	(2.96)	—	(1.44)
Net asset value, end of year	$24.75	$20.36	$15.09	$19.42	$19.62	$14.85	$17.76	$15.39	$11.54	$16.00	$16.77	$12.79
Total return + #	41.55%	37.18%	1.11%	15.69%	32.12%	(2.12)%	40.95%	36.10%	0.36%	14.84%	31.12%	(2.82)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$21,981	$12,750	$10,797	$10,799	$6,925	$5,540	$3,615	$2,619	$2,440	$2,720	$2,644	$2,155
Ratios of expenses to average net assets: ^
Before fees paid indirectly	2.08%	2.03%	2.15%	2.19%	1.61%	1.48%	2.83%	2.78%	2.90%	2.94%	2.36%	2.23%
After fees paid indirectly	2.07%	2.00%	2.13%	2.18%	1.60%	1.48%	2.83%	2.75%	2.88%	2.93%	2.35%	2.23%
Ratios of net investment loss to average net assets: ^
Before fees paid indirectly	(1.76)%	(1.57)%	(1.61)%	(1.56)%	(1.13)%	(0.69)%	(2.51)%	(2.32)%	(2.37)%	(2.30)%	(1.89)%	(1.45)%
After fees paid indirectly	(1.76)%	(1.54)%	(1.59)%	(1.55)%	(1.12)%	(0.69)%	(2.51)%	(2.29)%	(2.35)%	(2.29)%	(1.88)%	(1.45)%
Portfolio turnover rate (1)	72%	178%	169%	190%	174%	181%	72%	178%	169%	190%	174%	181%

*	The net investment loss per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	The amount of net realized and unrealized gain (loss) on investment per share for the years ended October 31, 2019 and October 31, 2016 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Emerging Markets Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2021	2020	2019	2018	2017	2016
	(Unaudited)
Net asset value, beginning of period/year	$15.70	$14.27	$12.85	$15.94	$12.73	$11.97
Income (loss) from investment operations:
Net investment income (loss) *	(0.04)	(0.03)	0.19	0.27	0.17	0.20
Net realized and unrealized gain (loss)	4.04	1.59	1.48	(3.20)	3.28	0.64
Total income (loss) from investment operations	4.00	1.56	1.67	(2.93)	3.45	0.84
Less distributions:
Distributions from net investment income	(0.03)	(0.13)	(0.25)	(0.16)	(0.24)	(0.08)
Total distributions	(0.03)	(0.13)	(0.25)	(0.16)	(0.24)	(0.08)
Net asset value, end of period/year	$19.67	$15.70	$14.27	$12.85	$15.94	$12.73
Total return + #	25.47%	10.94%	13.29%	(18.57)%	27.69%	7.13%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$100,464	$70,868	$59,931	$53,261	$51,365	$46,481
Ratios of expenses to average net assets: ^	1.73%	1.86%	1.61%	1.19%	1.75%	1.27%
Ratios of net investment income (loss) to average net assets: ^	(0.43)%	(0.19)%	1.42%	1.79%	1.18%	1.73%
Portfolio turnover rate (1)	44%	113%	129%	66%	74%	97%

	Class A						Class C
	Six Months Ended	Year Ended October 31,					Six Months Ended	Year Ended October 31,
	April 30, 2021	2020	2019	2018	2017	2016	April 30, 2021	2020	2019	2018	2017	2016
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$15.32	$13.94	$12.56	$15.58	$12.45	$11.71	$14.41	$13.16	$11.85	$14.74	$11.82	$11.14
Income (loss) from investment operations:
Net investment income (loss)*	(0.06)	(0.06)	0.16	0.23	0.14	0.17	(0.13)	(0.16)	0.05	0.11	0.02	0.08
Net realized and unrealized gain (loss)	3.94	1.54	1.44	(3.13)	3.20	0.62	3.71	1.45	1.38	(2.94)	3.04	0.60
Total income (loss) from investment operations	3.88	1.48	1.60	(2.90)	3.34	0.79	3.58	1.29	1.43	(2.83)	3.06	0.68
Less distributions:
Distributions from net investment income	0.00	(0.10)	(0.22)	(0.12)	(0.21)	(0.05)	—	(0.04)	(0.12)	(0.06)	(0.14)	—
Total distributions	0.00	(0.10)	(0.22)	(0.12)	(0.21)	(0.05)	0.00	(0.04)	(0.12)	(0.06)	(0.14)	—
Net asset value, end of period/year	$19.20	$15.32	$13.94	$12.56	$15.58	$12.45	$17.99	$14.41	$13.16	$11.85	$14.74	$11.82
Total return + #	25.33%	10.58%	12.98%	(18.73)%	27.36%	6.84%	24.84%	9.78%	12.18%	(19.30)%	26.31%	6.10%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$19,501	$14,864	$12,106	$9,662	$8,242	$6,348	$3,631	$3,005	$3,463	$3,163	$3,467	$3,380
Ratios of expenses to average net assets: ^	1.98%	2.11%	1.86%	1.44%	2.00%	1.52%	2.73%	2.86%	2.61%	2.19%	2.75%	2.27%
Ratios of net investment income (loss) to average net assets: ^	(0.68)%	(0.43)%	1.17%	1.54%	0.98%	1.46%	(1.44)%	(1.22)%	0.41%	0.77%	0.10%	0.77%
Portfolio turnover rate (1)	44%	113%	129%	66%	74%	97%	44%	113%	129%	66%	74%	97%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham International Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months
	Ended April 30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016
	(Unaudited)
Net asset value, beginning of period/year	$15.26	$15.51	$15.61	$17.54	$14.24	$14.24
Income (loss) from investment operations:
Net investment income *	0.09	0.15	0.34	0.21	0.21	0.16
Net realized and unrealized gain (loss) !	5.33	(0.06)	0.62	(1.39)	3.09	(0.15)
Total income (loss) from investment operations	5.42	0.09	0.96	(1.18)	3.30	0.01
Less distributions:
Distributions from net investment income	(0.15)	(0.34)	(0.18)	(0.26)	—	(0.01)
Distributions from net realized gains	(0.01)	—	(0.88)	(0.49)	—	—
Total distributions	(0.16)	(0.34)	(1.06)	(0.75)	—	(0.01)
Net asset value, end of period/year	$20.52	$15.26	$15.51	$15.61	$17.54	$14.24
Total return + #	35.08%	0.45%	7.08%	(7.08)%	23.17%	0.06%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$132,212	$19,247	$101,505	$89,401	$90,257	$78,640
Ratios of expenses to average net assets:
Before fees paid indirectly ^	1.92%	1.71%	1.43%	1.67%	1.56%	1.63%
After fees paid indirectly ^	1.92%	1.71%	1.43%	1.67%	1.55%	1.63%
Ratios of net investment income to average net assets:
Before fees paid indirectly ^	0.94%	0.98%	2.28%	1.24%	1.34%	1.17%
After fees paid indirectly ^	0.94%	0.98%	2.28%	1.24%	1.35%	1.17%
Portfolio turnover rate (1)	74%	156%	100%	113%	119%	143%

	Class A						Class C
	Six Months						Six Months
	Ended April 30,	Year Ended October 31,					Ended April 30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016	2021	2020	2019	2018	2017	2016
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$15.13	$15.38	$15.49	$17.42	$14.17	$14.21	$14.25	$14.55	$14.68	$16.59	$13.60	$13.73
Income (loss) from investment operations:
Net investment income (loss)*	0.06	0.11	0.30	0.17	0.17	0.13	(0.01)	(0.02)	0.18	0.04	0.04	0.03
Net realized and unrealized gain (loss) !	5.30	(0.06)	0.61	(1.38)	3.08	(0.17)	4.99	(0.05)	0.59	(1.31)	2.95	(0.16)
Total income (loss) from investment operations	5.36	0.05	0.91	(1.21)	3.25	(0.04)	4.98	(0.07)	0.77	(1.27)	2.99	(0.13)
Less distributions:
Distributions from net investment income	(0.11)	(0.30)	(0.14)	(0.23)	—	—	—	(0.23)	(0.02)	(0.15)	—	—
Distributions from net realized gains	(0.01)	—	(0.88)	(0.49)	—	—	(0.01)	—	(0.88)	(0.49)	—	—
Total distributions	(0.12)	(0.30)	(1.02)	(0.72)	—	—	(0.01)	(0.23)	(0.90)	(0.64)	—	—
Net asset value, end of period/year	$20.37	$15.13	$15.38	$15.49	$17.42	$14.17	$19.22	$14.25	$14.55	$14.68	$16.59	$13.60
Total return + #	34.95%	0.24%	6.78%	(7.30)%	22.94%	(0.28)%	34.13%	(0.55)%	6.03%	(8.03)%	21.99%	(0.95)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$24,926	$3,788	$22,499	$18,250	$15,524	$10,305	$5,911	$1,144	$6,409	$5,764	$6,570	$6,483
Ratios of expenses to average net assets:
Before fees paid indirectly ^	2.17%	1.96%	1.68%	1.92%	1.81%	1.88%	2.92%	2.71%	2.43%	2.67%	2.56%	2.63%
After fees paid indirectly ^	2.17%	1.96%	1.68%	1.92%	1.80%	1.88%	2.92%	2.71%	2.43%	2.67%	2.55%	2.63%
Ratios of net investment income (loss) to average net assets:
Before fees paid indirectly ^	0.63%	0.71%	2.04%	1.01%	1.07%	0.93%	(0.07)%	(0.11)%	1.26%	0.22%	0.30%	0.20%
After fees paid indirectly ^	0.63%	0.71%	2.04%	1.01%	1.08%	0.93%	(0.07)%	(0.11)%	1.26%	0.22%	0.31%	0.20%
Portfolio turnover rate (1)	74%	156%	100%	113%	119%	143%	74%	156%	100%	113%	119%	143%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each period/year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Dynamic Macro Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended	Year Ended October 31,
	April 30, 2021	2020		2019	2018		2017	2016
	(Unaudited)
Net asset value, beginning of period/year	$10.00	$10.08		$9.53	$10.18		$9.55	$9.81
Income (loss) from investment operations
Net investment income (loss) *	(0.04)	(0.00	) (a)	0.12	0.02		(0.03)	(0.00	) (a)
Net realized and unrealized gain (loss)	0.85	(0.08)		0.65	(0.67)		0.66	(0.26)
Total income (loss) from investment operations	0.81	(0.08)		0.77	(0.65)		0.63	(0.26)
Less distributions:
Distributions from net investment income	(0.08)	—		(0.17)	—		—	—
Tax return of capital	—	—		(0.05)	—		—	—
Total distributions	(0.08)	—		(0.22)	—		—	—
Net asset value, end of period/year	$10.73	$10.00		$10.08	$9.53		$10.18	$9.55
Total return + #	8.11%	(0.79)%		8.35%	(6.39)%		6.60%	(2.68)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$19,247	$23,680		$32,074	$35,638		$36,104	$28,650
Ratios of expenses to average net assets: ^	1.86%	1.69%		1.54%	1.80%		1.83%	1.63%
Ratios of net investment income (loss) to average net assets: ^	(0.77)%	(0.02)%		1.29%	0.20%		(0.32)%	(0.03)%
Portfolio turnover rate (1)	0%	187%		28%	11%		7%	54%

	Class A									Class C
	Six Months Ended	Year Ended October 31,								Six Months Ended	Year Ended October 31,
	April 30, 2021	2020		2019	2018		2017	2016		April 30, 2021	2020	2019	2018	2017	2016
	(Unaudited)									(Unaudited)
Net asset value, beginning of period/year	$9.90	$10.00		$9.46	$10.12		$9.52	$9.81		$9.37	$9.55	$9.03	$9.74	$9.23	$9.58
Income (loss) from investment operations:
Net investment income (loss) *	(0.05)	(0.03)		0.10	0.00	(a)	(0.06)	(0.02)		(0.09)	(0.10)	0.02	(0.08)	(0.12)	(0.09)
Net realized and unrealized gain (loss)	0.84	(0.07)		0.64	(0.66)		0.66	(0.27)		0.81	(0.08)	0.63	(0.63)	0.63	(0.26)
Total income (loss) from investment operations	0.79	(0.10)		0.74	(0.66)		0.60	(0.29)		0.72	(0.18)	0.65	(0.71)	0.51	(0.35)
Less distributions:
Distributions from net investment income	(0.04)	—		(0.15)	—		—	—		—	—	(0.08)	—	—	—
Tax return of capital	—	—		(0.05)	—		—	—		—	—	(0.05)	—	—	—
Total distributions	(0.04)	—		(0.20)	—		—	—		—	—	(0.13)	—	—	—
Net asset value, end of period/year	$10.65	$9.90		$10.00	$9.46		$10.12	$9.52		$10.09	$9.37	$9.55	$9.03	$9.74	$9.23
Total return + #	7.95%	(1.00)%		8.04%	(6.52)%		6.30%	(2.95)%		7.68%	(1.88)%	7.31%	(7.29)%	5.53%	(3.66)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$3,788	$5,078		$7,713	$7,918		$6,224	$3,897		$1,144	$1,284	$1,927	$1,696	$1,969	$2,131
Ratios of expenses to average net assets: ^	2.09%	1.94%		1.79%	2.05%		2.08%	1.88%		2.86%	2.69%	2.54%	2.80%	2.83%	2.63%
Ratios of net investment income (loss) to average net assets: ^	(0.99)%	(0.26)%		1.03%	0.00	%(b)	(0.58)%	(0.26)%		(1.84)%	(1.04)%	0.20%	(0.84)%	(1.34)%	(1.02)%
Portfolio turnover rate (1)	0%	187%		28%	11%		7%	54%		0%	187%	28%	11%	7%	54%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year/period.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

(b)	Represents less than 0.01%.

^	Not annualized for periods less than one year.

(1)	Annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Long/Short Credit Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months Ended
	April 30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016
	(Unaudited)
Net asset value, beginning of period/year	$9.55	$9.36	$9.19	$8.68	$8.05	$8.75
Income (loss) from investment operations:
Net investment income*	0.02	0.13	0.24	0.23	0.16	0.23
Net realized and unrealized gain (loss)	0.27	0.26	0.24	0.49	0.72	(0.39)
Total income (loss) from investment operations	0.29	0.39	0.48	0.72	0.88	(0.16)
Less distributions:
Distributions from net investment income	(0.02)	(0.15)	(0.31)	(0.21)	(0.25)	(0.36)
Distributions from net realized gains	(0.16)	(0.05)	—	—	—	(0.18)
Total distributions	(0.18)	(0.20)	(0.31)	(0.21)	(0.25)	(0.54)
Net asset value, end of year	$9.66	$9.55	$9.36	$9.19	$8.68	$8.05
Total return + #	3.09%	4.23%	5.31%	8.42%	11.20%	(1.92)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$161,080	$110,215	$67,276	$36,055	$12,953	$16,929
Ratios of expenses to average net assets: ^	1.83%	1.43%	1.24%	1.44%	1.41%	1.42%
Ratios of net investment income to average net assets: ^	0.50%	1.41%	2.60%	2.52%	1.90%	2.83%
Portfolio turnover rate (1)	178%	519%	426%	275%	106%	96%

	Class A						Class C
	Six Months Ended						Six Months Ended
	April 30,	Year Ended October 31,					April 30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016	2021	2020	2019	2018	2017	2016
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$9.53	$9.33	$9.17	$8.66	$8.03	$8.73	$9.24	$9.08	$8.94	$8.46	$7.86	$8.56
Income (loss) from investment operations:
Net investment income (loss)*	0.01	0.11	0.22	0.19	0.14	0.20	(0.02)	0.05	0.15	0.11	0.07	0.14
Net realized and unrealized gain (loss)	0.27	0.26	0.22	0.50	0.72	(0.39)	0.26	0.24	0.23	0.49	0.71	(0.39)
Total income (loss) from investment operations	0.28	0.37	0.44	0.69	0.86	(0.19)	0.24	0.29	0.38	0.60	0.78	(0.25)
Less distributions:
Distributions from net investment income	(0.01)	(0.12)	(0.28)	(0.18)	(0.23)	(0.33)	0.00	(0.08)	(0.24)	(0.12)	(0.18)	(0.27)
Distributions from net realized gains	(0.16)	(0.05)	—	—	—	(0.18)	(0.16)	(0.05)	—	—	—	(0.18)
Total distributions	(0.17)	(0.17)	(0.28)	(0.18)	(0.23)	(0.51)	(0.16)	(0.13)	(0.24)	(0.12)	(0.18)	(0.45)
Net asset value, end of year	$9.64	$9.53	$9.33	$9.17	$8.66	$8.03	$9.32	$9.24	$9.08	$8.94	$8.46	$7.86
Total return + #	2.98%	4.09%	4.95%	8.10%	10.92%	(2.19)%	2.61%	3.24%	4.34%	7.21%	10.08%	(2.95)%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$23,224	$17,123	$11,087	$6,265	$3,125	$3,638	$4,135	$3,852	$4,077	$3,145	$2,708	$3,181
Ratios of expenses to average net assets: ^	2.07%	1.68%	1.48%	1.69%	1.66%	1.67%	2.83%	2.43%	2.22%	2.44%	2.41%	2.44%
Ratios of net investment income to average net assets: ^	0.27%	1.21%	2.36%	2.13%	1.66%	2.57%	-0.50%	0.53%	1.63%	1.22%	0.93%	1.81%
Portfolio turnover rate (1)	178%	519%	426%	275%	106%	96%	178%	519%	426%	275%	106%	96%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Monthly Distribution Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months
	Ended April 30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016
	(Unaudited)
Net asset value, beginning of period/year	$32.75	$33.88	$34.84	$36.71	$35.74	$36.36
Income (loss) from investment operations:
Net investment income (loss)*	(0.14)	(0.21)	(0.13)	0.09	(0.36)	0.14
Net realized and unrealized gain (loss)	1.76	0.33	1.02	(0.25)	2.79	0.49
Total income (loss) from investment operations	1.62	0.12	0.89	(0.16)	2.43	0.63
Less distributions:
Distributions from net investment income	(0.54)	(0.30)	—	—	—	(0.55)
Distributions from net realized gains	—	—	—	(0.35)	—	—
Tax return of capital	—	(0.95)	(1.85)	(1.36)	(1.46)	(0.70)
Total distributions	(0.54)	(1.25)	(1.85)	(1.71)	(1.46)	(1.25)
Net asset value, end of year	$33.83	$32.75	$33.88	$34.84	$36.71	$35.74
Total return + #	4.98%	0.37%	2.61%	(0.45)%	6.92%	1.79%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$178,673	$160,250	$183,319	$201,405	$212,178	$153,084
Ratios of expenses to average net assets:
After waivers	2.36%	1.81%	2.62%	2.16%	2.73%	1.85%
Dividends/borrowings on short sales	0.61%	0.69%	1.24%	1.10%	1.17%	0.61%
Excluding dividends/borrowings on short sales: ^
Before fee waivers	1.75%	1.13%	1.38%	1.06%	1.59%	1.26%
After fee waivers	1.75%	1.13%	1.38%	1.06%	1.56%	1.24%
Ratios of net investment income (loss) to average net assets: ^
Before fee waivers	(0.82)%	(0.62)%	(0.39)%	0.25%	(1.06)%	0.39%
After fee waivers	(0.82)%	(0.62)%	(0.39)%	0.25%	(1.03)%	0.40%
Portfolio turnover rate (1)	270%	605%	496%	453%	382%	208%

	Class A						Class C
	Six Months						Six Months
	Ended April 30,	Year Ended October 31,					Ended April 30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016	2021	2020	2019	2018	2017	2016
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$31.49	$32.71	$33.77	$35.73	$34.90	$35.63	$24.19	$25.60	$27.02	$29.15	$28.94	$29.99
Income (loss) from investment operations:
Net investment income (loss)*	(0.17)	(0.30)	(0.21)	0.00 (a)	(0.40)	0.13	(0.22)	(0.43)	(0.36)	(0.21)	(0.55)	(0.14)
Net realized and unrealized gain (loss)	1.69	0.33	1.00	(0.25)	2.69	0.39	1.29	0.27	0.79	(0.21)	2.22	0.34
Total income (loss) from investment operations	1.52	0.03	0.79	(0.25)	2.29	0.52	1.07	(0.16)	0.43	(0.42)	1.67	0.20
Less distributions:
Distributions from net investment income	(0.54)	(0.30)	—	—	—	(0.55)	(0.54)	(0.30)	—	—	—	(0.55)
Distributions from net realized gains	—	—	—	(0.35)	—	—	—	—	—	(0.35)	—	—
Tax return of capital	—	(0.95)	(1.85)	(1.36)	(1.46)	(0.70)	—	(0.95)	(1.85)	(1.36)	(1.46)	(0.70)
Total distributions	(0.54)	(1.25)	(1.85)	(1.71)	(1.46)	(1.25)	(0.54)	(1.25)	(1.85)	(1.71)	(1.46)	(1.25)
Net asset value, end of year	$32.47	$31.49	$32.71	$33.77	$35.73	$34.90	$24.72	$24.19	$25.60	$27.02	$29.15	$28.94
Total return + #	4.86%	0.10%	2.39%	(0.72)%	6.64%	1.54%	4.47%	(0.63)%	1.63%	(1.48)%	5.82%	0.75%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$32,147	$33,157	$42,052	$42,980	$41,186	$45,552	$21,463	$23,171	$33,913	$34,664	$34,601	$39,118
Ratios of expenses to average net assets:
After waivers	2.36%	2.06%	2.87%	2.41%	2.93%	2.06%	3.11%	2.81%	3.62%	3.16%	3.68%	2.83%
Dividends/borrowings on short sales	0.61%	0.68%	1.24%	1.10%	1.12%	0.59%	0.62%	0.68%	1.23%	1.10%	1.12%	0.60%
Excluding dividends/borrowings on short sales: ^
Before fee waivers	1.75%	1.38%	1.63%	1.31%	1.83%	1.49%	2.49%	2.12%	2.39%	2.06%	2.58%	2.24%
After fee waivers	1.75%	1.38%	1.63%	1.31%	1.81%	1.48%	2.49%	2.12%	2.39%	2.06%	2.56%	2.23%
Ratios of net investment income (loss) to average net assets: ^
Before fee waivers	(1.05)%	(0.94)%	(0.63)%	0.01%	(1.14)%	0.36%	(1.78)%	(1.74)%	(1.38)%	(0.73)%	(1.89)%	(0.50)%
After fee waivers	(1.05)%	(0.94)%	(0.63)%	0.01%	(1.11)%	0.37%	(1.78)%	(1.74)%	(1.38)%	(0.73)%	(1.86)%	(0.48)%
Portfolio turnover rate (1)	270%	605%	496%	453%	382%	208%	270%	605%	496%	453%	382%	208%

*	The net investment income per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

(a)	Represents less than $0.01 per share.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

FINANCIAL HIGHLIGHTS
Dunham Real Estate Stock Fund

The table sets forth financial data for one share of beneficial interest outstanding throughout each period/year.

	Class N
	Six Months
	Ended April 30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016
	(Unaudited)
Net asset value, beginning of period/year	$17.34	$18.68	$15.35	$15.66	$18.31	$19.23
Income (loss) from investment operations:
Net investment income *	0.00	0.11	0.30	0.28	0.13	0.32
Net realized and unrealized gain (loss) !	4.78	(0.14)	3.32	(0.35)	0.40	0.73
Total income (loss) from investment operations	4.78	(0.03)	3.62	(0.07)	0.53	1.05
Less distributions:
Distributions from net investment income	0.00	(0.31)	(0.29)	(0.12)	(0.36)	(0.21)
Distributions from net realized gains	(1.48)	(1.00)	—	(0.12)	(2.82)	(1.76)
Total distributions	(1.48)	(1.31)	(0.29)	(0.24)	(3.18)	(1.97)
Net asset value, end of year	$20.64	$17.34	$18.68	$15.35	$15.66	$18.31
Total return + #	28.33%	(0.02)%	24.16%	(0.48)%	3.63%	5.77%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$81,828	$53,647	$42,865	$43,163	$34,256	$25,479
Ratios of expenses to average net assets: ^	2.62%	1.66%	1.15%	1.10%	1.17%	1.21%
Ratios of net investment income to average net assets: ^	(0.95)%	0.63%	1.81%	1.82%	0.79%	1.74%
Portfolio turnover rate (1)	35%	125%	63%	74%	101%	110%

	Class A						Class C
	Six Months						Six Months
	Ended April 30,	Year Ended October 31,					Ended April 30,	Year Ended October 31,
	2021	2020	2019	2018	2017	2016	2021	2020	2019	2018	2017	2016
	(Unaudited)						(Unaudited)
Net asset value, beginning of period/year	$17.47	$18.81	$15.46	$15.78	$18.35	$19.26	$16.30	$17.69	$14.54	$14.88	$17.55	$18.50
Income (loss) from investment operations:
Net investment income (loss) *	(0.02)	0.06	0.26	0.24	0.10	0.27	(0.09)	(0.06)	0.13	0.12	(0.02)	0.13
Net realized and unrealized gain (loss) !	4.81	(0.13)	3.35	(0.35)	0.41	0.74	4.48	(0.14)	3.17	(0.34)	0.38	0.70
Total income (loss) from investment operations	4.79	(0.07)	3.61	(0.11)	0.51	1.01	4.39	(0.20)	3.30	(0.22)	0.36	0.83
Less distributions:
Distributions from net investment income	0.00	(0.27)	(0.26)	(0.09)	(0.26)	(0.16)	—	(0.19)	(0.15)	—	(0.21)	(0.02)
Distributions from net realized gains	(1.48)	(1.00)	—	(0.12)	(2.82)	(1.76)	(1.48)	(1.00)	—	(0.12)	(2.82)	(1.76)
Total distributions	(1.48)	(1.27)	(0.26)	(0.21)	(3.08)	(1.92)	(1.48)	(1.19)	(0.15)	(0.12)	(3.03)	(1.78)
Net asset value, end of year	$20.78	$17.47	$18.81	$15.46	$15.78	$18.35	$19.21	$16.30	$17.69	$14.54	$14.88	$17.55
Total return + #	28.16%	(0.28)%	23.81%	(0.74)%	3.44%	5.54%	27.71%	(1.08)%	22.97%	(1.50)%	2.61%	4.73%
Ratios/Supplemental Data:
Net assets, end of year (in 000s)	$14,008	$11,196	$9,161	$8,444	$6,002	$9,376	$3,900	$2,998	$2,812	$2,308	$2,448	$3,211
Ratios of expenses to average net assets: ^	1.87%	1.91%	1.40%	1.35%	1.42%	1.45%	2.62%	2.66%	2.15%	2.10%	2.17%	2.21%
Ratios of net investment income (loss) to average net assets: ^	(0.20)%	0.36%	1.56%	1.57%	0.60%	1.45%	(0.95)%	(0.36)%	0.79%	0.85%	(0.11)%	0.70%
Portfolio turnover rate (1)	35%	125%	63%	74%	101%	110%	35%	125%	63%	74%	101%	110%

*	The net investment income (loss) per share data was determined using the average shares outstanding throughout each year.

+	Assumes reinvestment of all dividends and distributions, if any. Total return does not reflect the deductions of taxes that a shareholder would pay on distributions or on the redemption of shares and does not reflect the impact of any sales charge.

#	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions. Adjustments may apply to some but not all years and classes.

!	The amount of net realized and unrealized gain (loss) on investment per share for the year ended October 31, 2020 does not accord with the amounts in the Statements of Operations due to the timing of purchases and sales of Fund share in relation to fluctuating market values.

^	Annualized for periods less than one year.

(1)	Not annualized for periods less than one year.

See accompanying notes which are an integral part to these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021

1.	ORGANIZATION

Each Dunham Fund (each, a “Fund” and collectively the “Funds”) is a series of shares of beneficial interest in the Dunham Funds (the “Trust”), a Delaware Business Trust organized on November 28, 2007 and registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Dunham Funds currently consist of fourteen funds: Dunham Corporate/Government Bond Fund; Dunham Floating Rate Bond Fund; Dunham High-Yield Bond Fund; Dunham International Opportunity Bond Fund; Dunham Large Cap Value Fund; Dunham Small Cap Value Fund; Dunham Focused Large Cap Growth Fund; Dunham Small Cap Growth Fund; Dunham Emerging Markets Stock Fund; Dunham International Stock Fund; Dunham Dynamic Macro Fund; Dunham Long/Short Credit Fund; Dunham Monthly Distribution Fund; and Dunham Real Estate Stock Fund. With the exception of Dunham International Opportunity Bond Fund, Dunham Focused Large Cap Growth Fund, and Dunham Real Estate Stock Fund, the remaining Funds are diversified funds within the meaning of the 1940 Act.

Fund	Primary Objective
Dunham Corporate/Government Bond Fund (“Corporate/Government Bond”)	Current income and capital appreciation
Dunham Floating Rate Bond Fund (“Floating Rate Bond”)	High level of current income
Dunham High-Yield Bond Fund (“High-Yield Bond”)	High level of current income
Dunham International Opportunity Bond Fund (“International Opportunity Bond”)	High level of current income
Dunham Large Cap Value Fund (“Large Cap Value”)	Maximize total return from capital appreciation and dividends
Dunham Small Cap Value Fund (“Small Cap Value”)	Maximize total return from capital appreciation and income
Dunham Focused Large Cap Growth Fund (“Focused Large Cap Growth”)	Maximize capital appreciation
Dunham Small Cap Growth Fund (“Small Cap Growth”)	Maximize capital appreciation
Dunham Emerging Markets Stock Fund (“Emerging Markets Stock”)	Maximize capital appreciation
Dunham International Stock Fund (“International Stock”)	Maximize total return from capital appreciation and dividends
Dunham Dynamic Macro Fund (“Dynamic Macro”)	Maximize total return from capital appreciation and dividends
Dunham Long/Short Credit Fund (“Long/Short Credit”)	Maximize total return under varying market conditions through both current income and capital appreciation
Dunham Monthly Distribution Fund (“Monthly Distribution”)	Positive returns in rising and falling market environments
Dunham Real Estate Stock Fund (“Real Estate Stock”)	Maximize total return from capital appreciation and dividends

Currently, each Fund offers Class A, Class C and Class N shares. Each class represents an interest in the same assets of the applicable Fund with the only differences being that Class A shares are subject to a front -end sales charge and an annual service fee, Class C shares are subject to an annual service and distribution fee and Class N shares have a higher minimum investment amount. Investors that purchase $1,000,000 or more of Class A shares will not pay any initial sales charge on the purchase. However, purchases of $1,000,000 or more of Class A shares may be subject to a contingent deferred sales charge (“CDSC”) on shares redeemed during the first 18 months after their purchase in the amount of the commissions paid on the shares redeemed. The Class C and Class N shares, with the exception of Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, and Monthly Distribution commenced operations on December 10, 2004 and were formed as a result of tax -free conversions from common trusts. The conversions were accomplished through the exchange of the common trust securities, cash, and other assets for equivalent value of the Funds’ shares. High-Yield Bond Class C and Class N shares commenced operations on July 1, 2005. The Class A shares for all Funds except Floating Rate Bond, International Opportunity Bond, Focused Large Cap Growth, Dynamic Macro, and Monthly Distribution commenced operations on January 3, 2007. Monthly Distribution’s Predecessor Fund’s Class A shares and Class C shares commenced operations on December 26, 2000. Monthly Distribution’s Class N shares commenced operations on September 29, 2008. Dynamic Macro commenced operations on April 30, 2010. Focused Large Cap Growth commenced operations on December 8, 2011. Floating Rate Bond and International Opportunity Bond commenced operations on November 1, 2013.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements.

a. Security Valuation – In determining each Fund’s Net Asset Value (“NAV”) per share, equity securities for which market quotations are readily available are valued at current market value using the last reported sales price. NASDAQ traded securities are valued using the NASDAQ official closing price (“NOCP”). If no sale price is reported, the mean between the current bid and ask price is used. If market quotations are not readily available, then securities are valued at fair value as determined by the Board of Trustees of the Trust (the “Board”) (or its delegate). U.S. Government and Agency securities are valued at the mean between the most recent bid and ask prices. Short -term debt instruments with a remaining maturity of more than 60 days, intermediate and long-term bonds, convertible bonds, bank loans and other debt securities are generally valued on the basis of dealer supplied quotations or by a pricing system selected by Dunham & Associates Investment Counsel, Inc. (“Dunham & Associates” or the “Adviser”) and approved by the Board. Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, in circumstances where the Adviser deems it appropriate to do so, the mean of the bid and ask prices for over-the-counter securities or the last available sale price for exchange-traded debt securities may be used. Where no last sale price for exchange traded debt securities is available, the mean of the bid and ask prices may be used. Short-term debt securities with a remaining maturity of 60 days or less may be valued at amortized cost, provided such valuations represent fair value.

Options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for the exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of their most recent quoted bid and ask price.

Futures and future options are valued daily at the final settled price or, in the absence of a settled price, at the mean between the current bid and ask prices on the day of valuation.

Swap transactions are valued through an independent pricing service or at fair value based on daily price reporting from the swap counterparty issuing the swap. Total return swaps on securities listed on an exchange shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices.

Trading in securities on Far East securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (“NYSE”) is open). In addition, Far East securities trading generally, or in a particular country or countries, may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days, which are not business days in New York, and on which a Fund’s NAV is not calculated. Each Fund calculates the NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of regular trading on the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events that may materially affect the value of such securities occur between the time when their price is determined and the time when the Fund’s NAV is calculated, such securities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board.

Securities in which the Funds invest may be traded in markets that close before 4:00 p.m. Eastern Time (“ET”). Normally, developments that occur between the close of the foreign markets and 4:00 p.m. ET will not be reflected in a Fund’s NAV. However, management may determine that such developments are so significant that they will materially affect the value of a Fund’s securities, and the Fund may adjust the previous closing prices to reflect what the Board believes to be the fair value of these securities as of 4:00 p.m. ET. Both Emerging Markets Stock and International Stock utilize fair value prices as provided by an independent pricing vendor on a daily basis for those securities traded on a foreign exchange.

Securities for which current market quotations are not readily available, or for which quotations are not deemed to be representative of market values, are valued at fair value as determined in good faith by or under the direction of the Board in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”). The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value based upon the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of April 30, 2021 for the Funds’ assets and liabilities measured at fair value:

Corporate/Government Bond

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$462,265	$—	$—	$462,265
Asset Backed Securities *	—	27,858,168	—	27,858,168
Corporate Bonds *	—	29,519,383	—	29,519,383
Municipal Bonds	—	2,124,761	—	2,124,761
Non U.S. Government & Agencies	—	1,803,692	—	1,803,692
Term Loans *	—	8,432,642	—	8,432,642
U.S. Government & Agencies	—	20,066,569	—	20,066,569
Short-Term Investment	15,394,834	—	—	15,394,834
Total	$15,857,099	$89,805,215	$—	$105,662,314

Floating Rate Bond

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$528,069	$497	$—	$528,566
Exchange Traded Funds	2,173,425	—	—	2,173,425
Corporate Bonds *	—	6,254,803	—	6,254,803
Term Loans *	—	179,029,996	—	179,029,996
Rights	—	11,732	—	11,732
Warrants	—	264,528	—	264,528
Short-Term Investment	4,394,586	—	—	4,394,586
Collateral for Securities Loaned	1,923,079	—	—	1,923,079
Total	$9,019,159	$185,561,556	$—	$194,580,715

High-Yield Bond

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$3,406	$—	$—	$3,406
Convertible Bonds *	—	304,983	—	304,983
Corporate Bonds *	—	108,198,720	—	108,198,720
Collateral for Securities Loaned	2,481,100	—	—	2,481,100
Total	$2,484,506	$108,503,703	$—	$110,988,209

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

International Opportunity Bond

Assets	Level 1	Level 2	Level 3	Total
Asset Backed Securities	$—	$107,235	$—	$107,235
Corporate Bonds *	—	44,319,615	—	44,319,615
Non U.S. Government & Agencies	—	20,505,385	—	20,505,385
Short-Term Investment	1,769,843	—	—	1,769,843
Collateral for Securities Loaned	3,315,835	—	—	3,315,835
Total Assets	$5,085,678	$64,932,235	$—	$70,017,913
Assets - Derivatives
Futures Contracts	$117,372	$—	$—	$117,372
Forward Foreign Currency Exchange Contracts	—	21,510	—	21,510
Swap Contracts	—	48,769	—	48,769
Total Asset Derivatives	$117,372	$70,279	$—	$187,651
Liabilities - Derivatives
Futures Contracts	$142,034	$—	$—	$142,034
Forward Foreign Currency Exchange Contracts	—	351,566	—	351,566
Total Liability Derivatives	$142,034	$351,566	$—	$493,600

Large Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$128,191,016	$—	$—	$128,191,016
REITs *	5,634,243	—	—	5,634,243
Collateral for Securities Loaned	8,018,249	—	—	8,018,249
Total	$141,843,508	$—	$—	$141,843,508

Small Cap Value

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$67,133,109	$—	$—	$67,133,109
REITs *	8,659,975	—	—	8,659,975
Collateral for Securities Loaned	6,328,824	—	—	6,328,824
Total	$82,121,908	$—	$—	$82,121,908

Focused Large Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$189,620,824	$—	$—	$189,620,824
Collateral for Securities Loaned	28,925,473	—	—	28,925,473
Total	$218,546,297	$—	$—	$218,546,297

Small Cap Growth

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$77,476,094	$—	$—	$77,476,094
Collateral for Securities Loaned	791,706	—	—	791,706
Total	$78,267,800	$—	$—	$78,267,800

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

Emerging Markets Stock

Assets	Level 1	Level 2	Level 3	Total
Closed End Fund	$—	$1,210,207	$—	$1,210,207
Common Stocks *	12,879,118	106,972,610	—	119,851,728
Warrants	8,663	—	—	8,663
Collateral for Securities Loaned	1,790,237	—	—	1,790,237
Total	$14,678,018	$108,182,817	$—	$122,860,835

International Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$28,448,727	$129,653,366	$—	$158,102,093
Exchange Traded Funds	1,626,423	—	—	1,626,423
Warrant	—	7,604	—	7,604
Collateral for Securities Loaned	7,007,102	—	—	7,007,102
Total	$37,082,252	$129,660,970	$—	$166,743,222

Dynamic Macro

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds *	$8,708,651	$—	$—	$8,708,651
U.S. Government & Agencies	—	10,640,921	—	10,640,921
Short-Term Investments	2,813,733	—	—	2,813,733
Collateral for Securities Loaned	936,606	—	—	936,606
Purchased Options	1,059,759	—	—	1,059,759
Total Assets	$13,518,749	$10,640,921	$—	$24,159,670
Assets - Derivatives
Futures Contracts	$122,599	$—	$—	$122,599
Total Asset Derivatives	$122,599	$—	$—	$122,599
Liabilities - Derivatives
Futures Contracts	$11,609	$—	$—	$11,609

Long/Short Credit

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$—	$—	$21,700	$21,700
Preferred Stocks *	—	4,689,560	—	4,689,560
Corporate Bonds *	—	85,368,718	—	85,368,718
Non-U.S. Government & Agencies	—	1,074,865	—	1,074,865
Term Loans *	—	4,596,263	—	4,596,263
U.S. Government & Agencies	—	78,836,995	—	78,836,995
Short-Term Investment	4,639,298	—	—	4,639,298
Collateral for Securities Loaned	32,708,745	—	—	32,708,745
Total Assets	$37,348,043	$174,566,401	$21,700	$211,936,144
Assets - Derivatives
Futures Contracts	$591,520	$—	$—	$591,520
Swap Contracts	—	83,664	—	83,664
Total Asset Derivatives	$591,520	$83,664	$—	$675,184
Liabilities - Derivatives
Futures	$8,207	$—	$—	$8,207
Swap Contracts	—	388,048	—	388,048
Total Liability Derivatives	$8,207	$388,048	$—	$396,255

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

Monthly Distribution

Assets	Level 1	Level 2	Level 3	Total
Closed-End Fund	$—	$4,585,480	$—	$4,585,480
Common Stocks *	182,727,519	—	—	182,727,519
Rights	—	10,079	—	10,079
Short-Term Investment	14,085,034	—	—	14,085,034
Total Assets	$196,812,553	$4,595,559	$—	$201,408,112
Liabilities
Securities Sold Short	$104,944,175	$—	$—	$104,944,175
Total Liabilities	$104,944,175	$—	$—	$104,944,175

Real Estate Stock

Assets	Level 1	Level 2	Level 3	Total
Common Stocks *	$98,692,235	$—	$—	$98,692,235
Collateral for Securities Loaned	22,583,103	—	—	22,583,103
Total	$121,275,338	$—	$—	$121,275,338

*	See each Fund’s Schedule of Investments for breakdown by industry.

The following is a reconciliation for the Dunham Long/Short Credit Fund for which Level 3 inputs were used in determining value:

	Beginning						Net	Ending
	balance	Total	Change in				transfers	balance
	October 31,	realized	unrealized		Net		in/(out) of	April 30,
	2020	gain/(loss)	appreciation	Conversion	Purchases	Net Sales	Level 3	2021
Common Stock	$21,700	$—	$—	$—	$—	$—	$—	$21,700

Quantitative disclosures of unobservable inputs and assumptions used by Dunham Long/Short Credit Fund are below:

Investments in Securities:

Common Stock
NII Holdings, Inc.	$21,700	Independent Valuation Discount for lack of marketability
Total Fair Value Securities	$21,700

b. Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rates at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

c. Forward Foreign Currency Exchange Contracts – As foreign securities are purchased, a Fund generally enters into forward foreign currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward foreign currency exchange contracts as an investment strategy consistent with that Fund’s investment objective. Realized gains and losses from contract transactions are included as a component of net realized gains (losses) from investments and forward foreign currency exchange contracts in the Statements of Operations.

d. Options – Dynamic Macro and Monthly Distribution are subject to stock market risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by that Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if a Fund effects a closing purchase

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short -term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, that Fund will realize a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that a Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that a Fund purchases upon exercise of the option. When a Fund writes a put option, that Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in that Fund’s portfolio. If such a decline occurs, the put options will permit that Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by that Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to that Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to that Fund, the benefits realized by that Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

e. Cash – The Funds consider their investments in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

f. Swap Agreements – International Opportunity Bond, Long/Short Credit and Monthly Distribution are subject to stock market risk and fixed income risk in the normal course of pursuing their investment objectives. The Funds may enter into various swap transactions for investment purposes to manage equity risk and credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Funds amortize upfront payments and/or accrue for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statements of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The Funds segregate liquid securities having a value at least equal to the amount of its current obligation under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that that amount is positive.

g. Futures Contracts – International Opportunity Bond, Dynamic Macro, and Long/Short Credit are subject to equity risk, interest rate risk and forward currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, and foreign exchange rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Funds recognize a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Funds were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Funds would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Funds segregate cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

h. Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund would be obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss. Conversely, if the price declines, the Fund will realize a gain.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

i. Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations – The following is a summary of the location of derivative investments of each Fund in the Statement of Assets and Liabilities as of April 30, 2021:

Location on the Statements of Assets and Liabilities
Derivatives Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency/Commodity Interest rate contracts	Investments in securities Unrealized appreciation on futures Unrealized appreciation on swap contracts Unrealized appreciation on forward foreign currency exchange contracts	Option contracts written Unrealized depreciation on futures Unrealized depreciation on swap contracts Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of each Fund’s derivative contracts by primary risk exposure as of April 30, 2021:

Asset Derivatives Investment Value
	Equity	Currency	Interest Rate	Total value at
	Contracts	Contracts	Contracts	April 30, 2021
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$21,510	$—	$21,510
Futures Contracts	—	—	117,372	117,372
Swap Contracts	—	—	48,769	48,769
Dynamic Macro
Futures Contracts	$77,469	$—	$45,130	$122,599
Purchased Options	58,110	—	1,001,649	1,059,759
Long/Short Credit
Credit Default Swap Contracts	$83,664	$—	$—	$83,664
Futures Contracts	—	—	591,520	591,520

Liability Derivatives Investment Value
	Equity	Currency	Interest Rate	Total value at
	Contracts	Contracts	Contracts	April 30, 2021
International Opportunity Bond
Forward Foreign Currency Exchange Contracts	$—	$351,566	$—	$351,566
Futures Contracts	—	—	142,034	142,034
Dynamic Macro
Futures Contracts	$55,414	$—	$29,298	$84,712
Long/Short Credit
Futures Contracts	$—	$—	$8,207	$8,207
Credit Default Swap Contracts	121,094	—	—	121,094
Total Return Swap Contract	—	—	266,954	266,954

The following is a summary of the location of derivative investments of each Fund in the Statements of Operations for the six months ended April 30, 2021.

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency/Commodity/ Interest rate contracts

Net realized gain (loss) from: Futures , Purchased options, Written options, Swap contracts, Forward foreign currency exchange contracts

Net change in unrealized appreciation (depreciation) on: Futures , Purchased options, Written options, Swap contracts, and Forward foreign currency exchange contracts

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the six months ended April 30, 2021:

Realized gain (loss) on derivatives recognized in the Statements of Operations
	Equity	Currency	Interest Rate	Total value at
Derivative Investment type	Contracts	Contracts	Contracts	April 30, 2021
International Opportunity Bond
Futures Contracts	$—	$—	$(205,254)	$(205,254)
Swap Contracts	—	—	6,614	6,614
Forward Foreign Currency Exchange Contracts	—	103,587	—	103,587
Dynamic Macro
Futures Contracts	$317,743	$—	$(219,145)	$98,598
Purchased Options	(207,174)	—	(279,126)	(486,300)
Written Options	220,527	—	—	220,527
Long/Short Credit	$—	$—	$2,101,415	$2,101,415
Futures Contracts
Swaps Contracts	113,036	—	(809,382)	(696,346)
Monthly Distribution
Purchased Options	$(1,419,123)	$—	$—	$(1,419,123)
Written Options	(116,543)	—	—	(116,543)
Swaps Contracts	958,760	—	—	958,760

Changes in unrealized appreciation (depreciation) on derivatives recognized in the Statements of Operations
	Equity	Currency	Interest Rate	Total value at
Derivative Investment type	Contracts	Contracts	Contracts	April 30, 2021
International Opportunity Bond
Futures Contracts	$—	$—	$(103,977)	$(103,977)
Swap Contracts	—	—	20,954	20,954
Forward Foreign Currency Exchange Contracts	—	(666,739)	—	(666,739)
Dynamic Macro
Futures Contracts	$201,944	$—	$(76,801)	$125,143
Purchased Options	(292,340)	—	(14,643)	(306,983)
Written Options	241,214	—	—	241,214
Long/Short Credit	$—	$—	$125,895	$125,895
Futures Contracts
Swaps Contracts	(719,191)	—	332,151	(387,040)
Monthly Distribution
Purchased Options	$92,399	$—	$—	$92,399
Written Options	(262,914)	—	—	(262,914)
Swaps Contracts	(827,327)	—	—	(827,327)

The average notional value of the derivative instruments for the six months ended April 30, 2021 is disclosed below:

Average Notional Value
	Long	Short	Purchased	Written	Long	Short	FX
	Futures	Futures	Options	Options	Swaps	Swaps	Contracts
International Opportunity Bond	$18,960,557	$9,549,059	$—	$—	$—	$1,604,500	(169,902)
Dynamic Macro	12,822,995	4,283,271	16,645,979	1,005,000	—	—	—
Long/Short Credit	—	49,325,890	—	—	44,000,000	12,000,000	—
Monthly Distribution	—	—	12,737,750	15,237,600	3,071,746	—	—

j. Offsetting of Financial Assets & Liabilities and Derivative Assets & Liabilities – International Opportunity Bond, Dynamic Macro, Long/Short Credit, and Monthly Distribution policies are to recognize a gross asset or liability equal to the unrealized on futures contracts, forward foreign currency exchange contracts, swaps and written options. The following table shows additional information regarding the offsetting of assets and liabilities at April 30, 2021.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

International Opportunity Bond
					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
			Gross Amounts
		Gross	Offset in the	Net Amounts of Assets
		Amounts of	Statements of	Presented in the		Cash
		Recognized	Assets &	Statements of Assets	Financial	Collateral
Description	Counterparty	Assets	Liabilities	& Liabilities	Instruments	Received	Net Amount
Forward Foreign Currency Exchange Contracts	Capstone Global Markets	$9,043	$—	$9,043	$—	$—	$9,043
	JP Morgan Chase	12,467	—	12,467	—	—	12,467
Futures Contracts	Barclays	47,868	—	47,868	(13,007)	—	34,861
Credit Default Swap	Citibank	48,768	—	48,768	—	—	48,768
Total		$118,146	$—	$118,146	$(13,007)	$—	$105,139

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross Amounts
		Gross	Offset in the	Net Amounts of
		Amounts of	Statements of	Liabilities Presented in		Cash
		Recognized	Assets &	the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Liabilities	Assets & Liabilities	Instruments (1)	Pledged	Net Amount
Forward Foreign Currency Exchange Contracts	Barclays	$(1,750)	$—	$(1,750)	$—	$—	$(1,750)
	Capstone Global Markets	$(157,114)	—	(157,114)	9,043	—	(148,071)
	JP Morgan Chase	(192,701)	—	(192,701)	12,467	—	(180,234)
Futures Contracts	Barclays	(13,007)	—	(13,007)	—	—	(13,007)
Total		$(364,572)	$—	$(364,572)	$21,510	$—	$(343,062)

Dynamic Macro
					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
				Net Amounts of Assets
		Gross Amounts	Gross Amounts Offset	Presented in the		Cash
		of Recognized	in the Statements of	Statements of Assets	Financial	Collateral
Description	Counterparty	Assets	Assets & Liabilities	& Liabilities	Instruments	Received	Net Amount
Futures Contracts	Goldman Sachs	$122,599	$—	$122,599	$(84,712)	$—	$37,887
Purchased Options	Goldman Sachs	1,059,759	—	1,059,759	—	—	1,059,759
Total		$1,182,358	$—	$1,182,358	$(84,712)	$—	$1,097,646

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
				Net Amounts of
		Gross Amounts	Gross Amounts Offset	Liabilities Presented in		Cash
		of Recognized	in the Statements of	the Statements of	Financial	Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures Contracts	Goldman Sachs	$(84,712)	$—	$(84,712)	$—	$—	$(84,712)
Total		$(84,712)	$—	$(84,712)	$402,800	$—	$318,088

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

Long/Short Credit
					Gross Amounts Not Offset in the
Assets:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Assets Presented in
		Recognized	Statements of	the Statements of	Financial	Cash Collateral
Description	Counterparty	Assets	Assets & Liabilities	Assets & Liabilities	Instruments	Received	Net Amount
Futures Contracts	HSBC	$591,520	$—	$591,520	$—	$—	$591,520
Credit Default Swaps	Barclays	51,948	—	51,948	—	—	51,948
Credit Default Swaps	Goldman Sachs	31,716	—	31,716	—	—	31,716
Total		$675,184	$—	$675,184	$—	$—	$675,184

					Gross Amounts Not Offset in the
Liabilities:					Statements of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts of	Offset in the	Liabilities Presented
		Recognized	Statements of	in the Statements of	Financial	Cash Collateral
Description	Counterparty	Liabilities	Assets & Liabilities	Assets & Liabilities	Instruments	Pledged (1)	Net Amount
Futures	HSBC	$(8,207)	$—	$(8,207)	$—	$8,207	$—
Credit Default Swaps	Barclays	(9,969)	—	(9,969)	—	9,969	—
Credit Default Swaps	Goldman Sachs	—	—	—	—	—	—
Credit Default Swaps	US Bank	(95,244)	—	(95,244)	—	95,244	—
Credit Default Swaps	JP Morgan	(15,881)	—	(15,881)	—	15,881	—
Total Return Swap	US Bank	(266,954)	—	(266,954)	—	266,954	—
Total		$(396,255)	$—	$(396,255)	$—	$396,255	$—

(1)	The amount is limited to the derivative liability balance and accordingly, does not include excess collateral pledged.

k. Deposits with Broker for Futures, Options and Swaps

Fund	Broker	Deposit with Broker
International Opportunity Bond	Barclays	$191,887
	Citibank	637,382
	JP Morgan	160,000
Dynamic Macro	Goldman Sachs	364,122
Long/Short Credit	Goldman Sachs	1,190,718

l. Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

m. Investment Transactions, Investment Income and Expenses – Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense is recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities, which are recorded as soon after the ex-date that the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments. Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. Each Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

n. Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies,

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies.

The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region. Investments in lower grade debt securities are subject to special risks, including greater price volatility and a greater risk of loss of principal and interest.

Certain Funds may invest in collateralized mortgage obligations which are secured by groups of individual mortgages, but are similar to a conventional bond where the investor looks only to the issuer for payment of principal and interest. Although the obligations are recourse obligations to the issuer, the issuer typically has no significant assets, other than assets pledged as collateral for the obligations, and the market value of the collateral, which is sensitive to interest rate movements, may affect the market value of the obligations. A public market for a particular collateralized mortgage obligation may or may not develop and thus, there can be no guarantee of liquidity of an investment in such obligations.

The risk in writing a call option is that a Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that a Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit a Fund’s ability to write options or enter closing transactions. As the options written by the Funds are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

o. LIBOR Risk - The Funds Investment, payment obligations and financing terms may be based on floating rates such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Funds transactions and the financial markets generally. As such, the potential effect of the transition away from the LIBOR on the Funds’ investments cannot yet be determined.

p. Natural Disaster/Epidemic Risk – Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds’ portfolio investments.

q. Federal Income Taxes – It is each Fund’s policy to continue to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and gains, if any, to its shareholders and therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes. The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions in the open tax years of 2018 to 2020 and expected to be taken in tax year 2021 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Funds identify their major tax jurisdiction as U.S. Federal. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year, the Funds did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.

r. Distributions to Shareholders – It is each Fund’s policy to distribute its respective net investment income and net capital gains, if any, annually except for Corporate/Government Bond, Floating Rate Bond, High-Yield Bond, International Opportunity Bond, Long/Short Credit, and Monthly Distribution which will distribute their respective net investment income, if any, monthly. Distributions of net investment income and net capital gains are determined in accordance with income tax regulations which may differ from GAAP. Differences in dividends from net investment income per share between the classes are due to service and distribution related expenses. Dividends and distributions to shareholders are recorded on ex-date. Monthly Distribution’s distribution policy is to make twelve monthly distributions to shareholders. The level of monthly distributions (including any return of capital) is not fixed but is expected to be at or near the level of the prime interest rate (“Prime Rate”). Additionally, Monthly Distribution’s distribution policy is not designed to generate, and is not expected to result in, distributions that equal a fixed percentage of Monthly Distribution’s current net asset value per share. Shareholders receiving periodic payments from Monthly Distribution may be under the impression that they are receiving net income.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

However, all or a portion of a distribution may consist of a return of capital. Shareholders should not assume that the source of a distribution from Monthly Distribution is net income.

s. Real Estate Investment Trusts – Real Estate Stock invests primarily in Real Estate Investment Trusts (REITs). Distributions from REITs may be characterized as dividends, capital gains, and/or return of capital.

t. Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a.	Management Fees – Dunham & Associates serves as each Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Funds, Dunham & Associates, subject to the supervision of the Board and in conformity with the stated policies of the Funds, manages the operations of the Funds. The Adviser, subject to the review and approval of the Board, selects Sub-Advisers for each Fund and supervises and monitors the performance of each Sub-Adviser. As compensation for its services, each Fund pays the Adviser a fixed fee, accrued daily and paid monthly, based on each Fund’s respective average daily net assets. The Adviser has entered into a Sub-Advisory Agreement with each Sub-Adviser and the Trust, on behalf of each Fund. Under the Sub-Advisory Agreements, each Fund pays the Sub-Adviser a “Fulcrum Fee.” A Fulcrum Fee is a performance fee whereby the Sub-Adviser is rewarded when out-performing, or is penalized when under-performing, a Fund’s benchmark index. As a result of the Fulcrum Fee arrangement, the total annual management fee for a Fund will have a range as shown in the table below.

		Adviser’s	Sub-Adviser’s
	Management Fee	Portion	Portion
Corporate/Government Bond	0.65% – 0.95%	0.50%	0.15% – 0.45%
Floating Rate Bond	0.70% – 1.06%	0.60%	0.10% – 0.46%
High-Yield Bond	0.82% – 1.02%	0.60%	0.22% – 0.42%
International Opportunity Bond	0.80% – 1.30%	0.60%	0.20% – 0.70%
Large Cap Value	0.75% – 1.15%	0.65%	0.10% – 0.50%
Small Cap Value	0.75% – 1.45%	0.65%	0.10% – 0.80%
Focused Large Cap Growth	0.85% – 1.15%	0.65%	0.20% – 0.50%
Small Cap Growth	0.65% – 1.65%	0.65%	0.00% – 1.00%
Emerging Markets Stock	0.70% – 1.50%	0.65%	0.05% – 0.85%
International Stock	0.95% – 1.65%	0.65%	0.30% – 1.00%
Dynamic Macro	1.05% – 1.75%	0.65%	0.40% – 1.10%
Long/Short Credit	0.70% – 1.80%	0.65%	0.05% – 1.15%
Monthly Distribution	0.87% – 1.63%	0.65%	0.22% – 0.98%
Real Estate Stock	0.80% – 1.40%	0.65%	0.15% – 0.75%

Each Fund’s Sub-Advisory Fulcrum Fee is calculated daily using an annual base Sub-Advisory fee of a specified amount of the average daily net assets of the Fund (the “Base Fee”), adjusted by the Fund’s Class N share performance relative to the Fund’s benchmark (the “Performance Fee”). Depending on a Fund’s net performance versus its benchmark, the Sub-Adviser will receive a fee adjustment in accordance with a formula that equates a percentage of out- or under- performance to a percentage of fee increases or decreases, respectively. In addition, some Fulcrum Fees employ a “null zone” around the base fee, whereby small differences in performance versus the benchmark will not trigger a fee increase or decrease. During the first 12 months of the Fulcrum Fee arrangement, the Performance Fee is calculated daily from inception date of the agreement to the calculation date and is applied to the average daily net assets of the Funds during the calculation period. After the initial 12 months, the Performance Fee is calculated on a daily basis based on comparative performance over a rolling 12-month period. All Funds, with the exception of Monthly Distribution which is in the initial year of a new Fulcrum Fee arrangement, are calculating Performance Fees on a rolling 12-month basis as of April 1, 2021.

Depending on the particular Sub-Advisory Agreement, the Performance Fee can adjust the Base Fee up or down by as much as 100% of the Base Fee, such that the Sub-Advisory fee can vary anywhere from 0.00% (the “Minimum Fee”) to twice the Base Fee (the “Maximum Fee”). However, because each such Sub-Advisory Agreement requires that the Sub-Adviser only be paid out the monthly Minimum Fee during the first year (in most cases, 0.10%), the Sub-Adviser, in most cases, will receive less compensation until the end of the first year. At the end of the first year of the agreement, the Sub-Adviser will be paid a lump sum that reflects the accrued Fulcrum Fee over the year, less any Minimum Fees paid out during the first year. Therefore, in the first year, the Fulcrum Fee methodology has three elements: 1) daily calculation of the Performance Fee and daily accrual of the Fulcrum Fee; 2) monthly payment of the Minimum Fee only (if any); and 3) a lump sum payment at the end of the initial 12-month period of the accrued Fulcrum Fee less the Minimum Fee.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

By virtue of using average daily net assets over a “rolling” 12-month period for purposes of calculating the Performance Fee while using average daily net assets for the most recent month for purposes of calculating the Base Fee, the actual total Fulcrum Fee paid by the Fund to the Sub-Adviser may be higher or lower than the maximum or minimum annual rates described above if the average daily net assets do not remain constant during the rolling 12-month period. If the Fund is significantly underperforming versus the Index and the Fund’s net assets have declined significantly, the monthly total Fulcrum Fee can be a negative number (although the performance fee rate can never be negative, the Performance Fee can be negative). In such instances, if the negative Fulcrum Fee is not earned back or offset the following month, the Sub-Adviser must reimburse the Fund the amount of the negative Fulcrum Fee within an agreed upon time. Likewise, in the case where the Fund has significantly underperformed versus the Index but net assets have increased significantly, the monthly total Fulcrum Fee can be positive although the performance fee rate may be 0.00%. In such instances, the Fund will pay the Sub-Adviser the monthly Fulcrum Fee.

The table below lists the current Sub-Advisers along with their Fulcrum Fee arrangements.

				Null	Minimum	Maximum
Fund	Sub-Adviser	Benchmark	Base Fee	Zone	Fee	Fee
Corporate/Government Bond	Newfleet Asset Management, LLC	Bloomberg Barclays Aggregate Bond Index	0.30%	+/- 0.15%	0.15%	0.45%
Floating Rate Bond	Newfleet Asset Management, LLC	Credit Suisse Leveraged Loan Total Return Index	0.28%	+/- 0.00%	0.10%	0.46%
High-Yield Bond	PineBridge Investments LLC	Barclays U.S. Corporate High Yield Bond Ba/B 2% Issuer Capped Index	0.32%	+/- 0.00%	0.22%	0.42%
International Opportunity Bond	Stone Harbor Investment Partners LP	Barclays Global ex US Aggregate Bond Index (Hedged)	0.45%	+/- 0.00%	0.20%	0.70%
Large Cap Value	Rothschild & Co. Asset Management US Inc.	Russell 1000 Value Index	0.30%	+/- 0.00%	0.10%	0.50%
Small Cap Value	Ziegler Capital Management, LLC	Russell 2000 Value Index	0.45%	+/- 0.00%	0.10%	0.80%
Focused Large Cap Growth	The Ithaka Group, LLC	Russell 1000 Growth Index	0.35%	+/- 0.30%	0.20%	0.50%
Small Cap Growth	Pier Capital, LLC	Russell 2000 Growth Index	0.50%	+/- 0.20%	0.00%	1.00%
Emerging Markets Stock	NS Partners Ltd.	MSCI Emerging Markets Index (Net)	0.45%	+/- 0.00%	0.05%	0.85%
International Stock	Arrowstreet Capital L.P.	MSCI All Country World Index ex USA (Net)	0.65%	+/- 0.20%	0.30%	1.00%
Dynamic Macro	Mellon Investments Corporation	IQ Hedge Global Macro Beta Index	0.75%	+/- 0.00%	0.40%	1.10%
Long/Short Credit	Metlife Investment Advisors, LLC	BofA Merrill Lynch US 3-month Treasury Bill Index PLUS 300 bps (3.00%)	0.60%	+/- 0.00%	0.05%	1.15%
Monthly Distribution *	Grantham, Mayo, Van Otterloo & Co., LLC	IQ Hedge Market Neutral Total Return Index	0.60%	+/- 0.00%	0.22%	0.98%
Real Estate Stock	American Assets Capital Advisers, LLC	Dow Jones US Real Estate Total Return Index	0.45%	+/- 0.00%	0.15%	0.75%

*	Effective April 1, 2021 Grantham, Mayo, Van Otterloo & Co., LLC replaced Weiss Multi-Strategy Advisers, LLC as the sub-adviser to Monthly Distribution. Weiss Multi-Strategy Advisers, LLC had a Base fee of 0.60%, a Minimum fee of 0.22% and a Maximum fee of 0.98%.

b.       Administration, Fund Accounting and Transfer Agency Fees – Gemini Fund Services, LLC (“GFS” or the “Administrator”) serves as the administrator, fund accountant and transfer agent for the Funds. For providing administration services, GFS receives from each Fund a monthly fee based on the combined average daily net assets at the following annual rates; 0.07% on the first $250 million of average net assets; 0.05% on average net assets between $250 million and $500 million; 0.03% on average net assets over $500 million; and 0.01% on average net assets over $1 billion. Such fees are subject to an annual minimum of $400,000 in total for the entire Trust. For providing fund accounting services, GFS receives from the Trust a minimum annual fee of $245,000. For providing transfer agent services, GFS receives from the Trust a minimum annual fee of $201,600.

Blu Giant, LLC, (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as some print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds. An individual from GFS serves as an officer for the Trust and receives no additional compensation from the Trust for serving in that role.

c. Distributor – The Distributor of the Funds is Dunham & Associates (the “Distributor”). The Funds have adopted an Amended and Restated Rule 12b-1 Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act for Class A and Class C shares. The Plan for Class A shares authorizes the Funds to pay distribution fees to the Distributor or other entities on a monthly basis at an annualized rate of up to 0.25% of the average daily net assets attributable to Class A shares. The Plan for Class C shares authorizes the Funds to pay distribution fees at the annualized rate of 0.75% for the equity Funds and 0.50% for the fixed income Funds and shareholder servicing

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

fees at the annualized rate of 0.25% to the Distributor or other entities on a monthly basis based on the average daily net assets attributable to Class C shares. Class N shares do not pay distribution fees or shareholder servicing fees.

Distributor Sales Charges
Fund	Class A
Corporate/Government Bond	$1,025
Floating Rate Bond	804
High-Yield Bond	3,231
International Opportunity Bond	4
Large Cap Value	8,476
Small Cap Value	2,008
Focused Large Cap Growth	60,946
Small Cap Growth	39,146
Emerging Markets Stock	213
International Stock	2,805
Dynamic Macro	119
Long/Short Credit	5,206
Monthly Distribution	8,074
Real Estate Stock	11,091

d. Trustees’ Fees – The Board has approved the following Trustee compensation schedule: Each Trustee who is not an interested person of the Trust will receive $ 6,250 for each Board meeting attended in-person; $2,500 for all electronically-attended Board meetings; $1,000 for in-person committee meetings and $500 for telephonic committee meetings, unless the committee meeting is on the same day as a Board meeting, in which case the Trustee will not be compensated for the committee meeting. The Funds also reimburse each such Trustee for travel and other expenses incurred in attending meetings of the Board.

With the exception of the Trust’s Chief Compliance Officer as discussed below, officers of the Trust and Trustees who are interested persons of the Trust do not receive any compensation from the Trust or any other Funds managed by the Adviser. The Trust has agreed to pay the Adviser a fee in the amount of $169,000 per annum plus an annual discretionary bonus as may be awarded as compensation for providing an officer or employee of the Adviser to serve as Chief Compliance Officer for the Funds (each Fund bearing its pro rata share of the fee), plus the cost of reasonable expenses related to the performance of the Chief Compliance Officer’s duties, including travel expenses, and may compensate the Adviser for the time of other officers or employees of the Adviser who serve in other compliance capacities for the Funds.

e. Commission Recapture – During the six months ended April 30, 2021, certain Funds had portfolio trades executed with a certain brokers pursuant to a commission recapture agreement under which the brokers returned a portion of the Fund’s brokerage commissions on the Fund’s behalf. Such amounts, under such commission recapture agreement, are included in fees paid indirectly in the Funds’ Statements of Operations and will be paid directly by the brokers for the expenses of the Fund. For the six months ended April 30, 2021, the amounts received by the Administrator on behalf of certain participating Funds under this arrangement were: Large Cap Value - $779, Small Cap Value - $1,116, Small Cap Growth - $633, and International Stock - $1,524.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of investments, other than short-term investments, for the six months ended April 30, 2021 were as follows:

	Purchases	Sale Proceeds		Proceeds of
	(excluding U.S.	(excluding U.S.	Purchases of	U.S.
	Government	Government	U.S. Government	Government
Fund	Securities)	Securities)	Securities	Securities
Corporate/Government Bond	$36,881,148	$14,174,171	$8,747,889	$3,544,176
Floating Rate Bond	95,090,576	81,936,334	—	—
High-Yield Bond	44,247,207	35,483,557	—	—
International Opportunity Bond	29,488,807	8,874,025	—	—
Large Cap Value	61,042,228	31,685,599	—	—
Small Cap Value	28,459,617	32,382,050	—	—
Focused Large Cap Growth	30,016,258	23,984,132	—	—
Small Cap Growth	51,303,582	53,571,303	—	—
Emerging Markets Stock	57,516,716	48,232,921	—	—
International Stock	109,146,748	113,218,885	—	—
Dynamic Macro	—	6,792,165	—	—
Long/Short Credit	127,078,883	85,534,567	77,564,471	63,577,150
Monthly Distribution	461,178,884	379,786,435	—	—
Real Estate Stock	39,947,863	29,457,157	—	—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes, and its respective gross unrealized appreciation and depreciation at April 30, 2021, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Corporate/Government Bond	$105,367,498	$1,786,119	$(1,491,303)	$294,816
Floating Rate Bond	196,283,019	1,583,414	(3,285,718)	(1,702,304)
High-Yield Bond	107,285,032	5,010,044	(1,306,867)	3,703,177
International Opportunity Bond	68,181,648	3,132,559	(1,602,243)	1,530,316
Large Cap Value	98,433,766	44,048,337	(638,595)	43,409,742
Small Cap Value	58,634,475	24,569,805	(1,082,372)	23,487,433
Focused Large Cap Growth	111,486,519	108,310,503	(1,250,725)	107,059,778
Small Cap Growth	56,032,912	25,252,878	(3,017,990)	22,234,888
Emerging Markets Stock	96,353,280	30,916,122	(4,408,567)	26,507,555
International Stock	135,280,330	34,945,579	(3,482,686)	31,462,893
Dynamic Macro	21,160,346	3,646,694	(609,483)	3,037,211
Long/Short Credit	209,719,250	3,169,125	(952,231)	2,216,894
Monthly Distribution	99,814,358	12,495,137	(15,845,558)	(3,350,421)
Real Estate Stock	97,577,974	25,743,061	(2,045,697)	23,697,364

6.	SHARES OF BENEFICIAL INTEREST

Following is a summary of shareholder transactions for each Fund for the six months ended April 30, 2021 and the year ended October 31, 2020, respectively:

For the six months ended April 30, 2021:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	1,791,401	38,799	(479,794)	1,350,406	230,656	3,967	(124,572)	110,051
Floating Rate Bond	2,488,283	278,323	(965,868)	1,800,738	384,396	36,026	(331,475)	88,947
High-Yield Bond	1,652,448	209,288	(1,047,551)	814,185	236,122	25,908	(229,837)	32,193
International Opportunity Bond	2,217,458	71,155	(304,341)	1,984,272	386,595	10,286	(91,201)	305,680
Large Cap Value	1,233,473	57,194	(594,820)	695,847	199,148	9,622	(243,077)	(34,307)
Small Cap Value	700,242	33,238	(786,509)	(53,029)	74,771	5,343	(242,803)	(162,689)
Focused Large Cap Growth	729,091	71,719	(392,226)	408,584	167,685	21,228	(227,773)	(38,860)
Small Cap Growth	479,366	264,776	(654,528)	89,614	346,698	96,685	(181,379)	262,004
Emerging Markets Stock	991,556	6,610	(404,486)	593,680	175,578	—	(130,026)	45,552
International Stock	1,059,507	51,395	(973,983)	136,919	143,703	8,406	(311,846)	(159,737)
Dynamic Macro	249,380	12,928	(836,540)	(574,232)	60,382	1,231	(218,938)	(157,325)
Long/Short Credit	6,040,427	252,511	(1,165,652)	5,127,286	801,693	34,911	(224,540)	612,064
Monthly Distribution	846,699	80,328	(539,260)	387,767	105,860	14,833	(183,630)	(62,937)
Real Estate Stock	831,950	254,742	(215,921)	870,771	111,909	50,131	(128,871)	33,169

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	41,475	769	(47,440)	(5,196)
Floating Rate Bond	44,828	9,783	(68,493)	(13,882)
High-Yield Bond	36,288	8,398	(44,816)	(130)
International Opportunity Bond	31,425	1,359	(9,311)	23,473
Large Cap Value	20,973	898	(59,601)	(37,730)
Small Cap Value	25,953	396	(45,940)	(19,591)
Focused Large Cap Growth	39,632	7,708	(33,262)	14,078
Small Cap Growth	26,343	36,644	(29,617)	33,370
Emerging Markets Stock	20,999	—	(27,730)	(6,731)
International Stock	18,938	166	(45,169)	(26,065)
Dynamic Macro	6,934	—	(30,429)	(23,495)
Long/Short Credit	86,719	7,088	(66,954)	26,853
Monthly Distribution	37,388	16,666	(143,755)	(89,701)
Real Estate Stock	28,582	15,851	(25,342)	19,091

For the year ended October 31, 2020:

	Class N Shares				Class A Shares
				Net Increase				Net Increase
		Distributions		(Decrease) in		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	2,442,311	66,476	(1,328,640)	1,180,147	294,446	9,157	(250,960)	52,643
Floating Rate Bond	3,849,760	592,036	(6,066,744)	(1,624,948)	810,520	80,421	(1,027,096)	(136,155)
High-Yield Bond	2,455,724	433,543	(3,601,390)	(712,123)	460,273	58,376	(528,449)	(9,800)
International Opportunity Bond	2,299,451	89,247	(1,311,372)	1,077,326	456,811	13,291	(186,162)	283,940
Large Cap Value	2,399,060	138,361	(1,252,393)	1,285,028	658,171	34,070	(543,574)	148,667
Small Cap Value	2,415,552	—	(1,820,596)	594,956	470,660	—	(386,664)	83,996
Focused Large Cap Growth	1,137,971	97,550	(1,086,213)	149,308	582,227	27,824	(677,311)	(67,260)
Small Cap Growth	837,545	40,552	(1,232,242)	(354,145)	480,062	11,564	(580,869)	(89,243)
Emerging Markets Stock	1,853,780	34,748	(1,572,886)	315,642	459,657	5,711	(363,721)	101,647
International Stock	2,284,755	138,030	(2,661,981)	(239,196)	514,676	28,085	(621,576)	(78,815)
Dynamic Macro	784,689	—	(1,599,151)	(814,462)	221,207	—	(479,227)	(258,020)
Long/Short Credit	8,085,347	163,905	(3,899,273)	4,349,979	1,087,252	24,191	(502,836)	608,607
Monthly Distribution	1,427,177	175,987	(2,120,885)	(517,721)	298,337	38,406	(569,549)	(232,806)
Real Estate Stock	1,563,413	170,517	(933,460)	800,470	426,430	36,244	(308,616)	154,058

	Class C Shares
				Net Increase
		Distributions		(Decrease) in
Fund	Issued	Reinvested	Redeemed	Shares
Corporate/Government Bond	455,539	3,711	(449,782)	9,468
Floating Rate Bond	433,161	25,748	(619,674)	(160,765)
High-Yield Bond	127,404	22,144	(461,812)	(312,264)
International Opportunity Bond	79,096	2,354	(104,595)	(23,145)
Large Cap Value	140,599	10,700	(222,263)	(70,964)
Small Cap Value	141,105	—	(162,323)	(21,218)
Focused Large Cap Growth	126,528	12,296	(171,171)	(32,347)
Small Cap Growth	60,791	4,355	(106,446)	(41,300)
Emerging Markets Stock	93,733	665	(149,063)	(54,665)
International Stock	133,574	6,779	(247,349)	(106,996)
Dynamic Macro	62,303	—	(127,248)	(64,945)
Long/Short Credit	606,976	6,997	(646,224)	(32,251)
Monthly Distribution	136,689	47,226	(550,746)	(366,831)
Real Estate Stock	89,003	11,800	(75,792)	25,011

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of dividends paid during the year or period ended October 31, 2020 and October 31, 2019 was as follows:

For fiscal year ended	Ordinary	Long-Term	Return of
10/31/2020	Income	Capital Gains	Capital	Total
Corporate/Government Bond **	$1,137,278	$—	$—	$1,137,278
Floating Rate Bond **	6,315,171	—	—	6,315,171
High-Yield Bond **	4,586,673	—	—	4,586,673
International Opportunity Bond	598,123	—	329,450	927,573
Large Cap Value	933,518	1,931,134	—	2,864,652
Small Cap Value	—	—	—	—
Focused Large Cap Growth	—	3,668,052	—	3,668,052
Small Cap Growth	116,998	825,002	—	942,000
Emerging Markets Stock *	834,088	—	—	834,088
International Stock *	3,234,865	—	—	3,234,865
Dynamic Macro	—	—	—	—
Long/Short Credit **	1,890,160	—	—	1,890,160
Monthly Distribution **	2,397,356	—	6,523,968	8,921,324
Real Estate Stock	1,519,797	2,213,358	—	3,733,155

For fiscal year ended	Ordinary	Long-Term	Return of
10/31/2019	Income	Capital Gains	Capital	Total
Corporate/Government Bond	$1,364,485	$—	$—	$1,364,485
Floating Rate Bond	8,609,420	—	—	8,609,420
High-Yield Bond **	5,606,169	—	1,997	5,608,166
International Opportunity Bond	78,557	143,753	2,685	224,995
Large Cap Value	1,029,945	2,475,280	—	3,505,225
Small Cap Value	1,864,480	3,196,685	23,516	5,084,681
Focused Large Cap Growth	—	6,222,027	—	6,222,027
Small Cap Growth	3,935,267	5,125,659	—	9,060,926
Emerging Markets Stock *	1,399,913	—	—	1,399,913
International Stock *	1,605,914	6,332,594	—	7,938,508
Dynamic Macro	771,551	—	228,780	1,000,331
Long/Short Credit	2,186,769	—	—	2,186,769
Monthly Distribution	—	—	14,962,154	14,962,154
Real Estate Stock	963,717	—	—	963,717

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to allowable foreign tax credits of $449,736 and $203,526 for fiscal year ended October 31, 2020 for International Stock and Emerging Markets Stock respectively, and $454,755 and $196,218 for fiscal year ended October 31, 2019 for International Stock and Emerging Markets Stock respectively, which have been passed through to the Funds’ underlying shareholders and are deemed dividends for tax purposes.

**	Differences in distributions between the Statements of Changes paid from book and tax on the income funds relate to the adjustments for dividends payable for tax purposes.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and fund distributions and the expiration of capital loss carry forwards, resulted in reclassification for the tax year ended October 31, 2020 as follows:

Paid
	In	Accumulated
Fund	Capital	Earnings (Loss)
Corporate/Government Bond	$—	$—
Floating Rate Bond	—	—
High-Yield Bond	—	—
International Opportunity Bond	—	—
Large Cap Value	—	—
Small Cap Value	—	—
Focused Large Cap Growth	(338,360)	338,360
Small Cap Growth	—	—
Emerging Markets Stock	—	—
International Stock	—	—
Dynamic Macro	(63)	63
Long/Short Credit	—	—
Monthly Distribution	257,363	(257,363)
Real Estate Stock	(147,594)	147,594

Net assets were unaffected by the above reclassifications.

As of each of the Fund’s tax year-ended October 31, 2020, the components of distributable earnings on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Fund	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Corporate/Government Bond	$31,740	$—	$—	$(1,523,599)	$(747)	$1,521,805	$29,199
Floating Rate Bond	313,241	—	—	(11,671,053)	(2,664)	(7,550,250)	(18,910,726)
High-Yield Bond	65,115	—	—	(8,941,917)	(5,843)	50,099	(8,832,546)
International Opportunity Bond	—	—	—	(442,099)	(234)	151,908	(290,425)
Large Cap Value	840,718	0.00	—	(35,068)	—	15,957,825	16,763,475
Small Cap Value	311,089	—	—	(5,861,913)	—	1,444,008	(4,106,816)
Focused Large Cap Growth	—	3,869,602	(1,348,225)	—	—	86,773,598	89,294,975
Small Cap Growth	3,589,384	5,463,299	—	—	—	11,725,012	20,777,695
Emerging Markets Stock	125,474	—	—	(243,844)	—	14,548,978	14,430,608
International Stock	1,074,955	70,639	—	—	—	7,164,979	8,310,573
Dynamic Macro	148,493	—	—	(2,532,651)	—	1,943,024	(441,134)
Long/Short Credit	2,559,523	—	—	—	(3,331)	1,079,578	3,635,770
Monthly Distribution	—	—	(676,660)	—	(164,836)	(6,574,783)	(7,416,279)
Real Estate Stock	—	5,909,275	—	—	—	6,519,324	12,428,599

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed net investment income (loss) and accumulated net realized gain (loss) from security transactions are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market treatment of open forward foreign currency contracts, options, dividend payable and swap contracts, and adjustments for partnerships, perpetual bonds, passive foreign investment companies, 1256 option contracts and C Corporation return of capital distributions. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains (losses) for the Funds. In addition, the amount listed under other book/tax differences are primarily attributable to the tax deferral of losses on straddles and constructive sales, and tax adjustments for accrued dividend payable.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Late Year
Fund	Losses
Corporate/Government Bond	$—
Floating Rate Bond	—
High-Yield Bond	—
International Opportunity Bond	—
Large Cap Value	—
Small Cap Value	—
Focused Large Cap Growth	1,348,225
Small Cap Growth	—
Emerging Markets Stock	—
International Stock	—
Dynamic Macro	—
Long/Short Credit	—
Monthly Distribution	676,660
Real Estate Stock	—

At October 31, 2020, the following Funds had capital loss carryforwards for federal income tax purposes available to offset future capital gains as follows:

				Capital Loss Carry
Fund	Short-Term	Long-Term	Total	Forward Utilized
Corporate/Government Bond	$946,087	$577,512	$1,523,599	$1,661,249
Floating Rate Bond	1,896,219	9,774,834	11,671,053	—
High-Yield Bond	3,478,880	5,463,037	8,941,917	—
International Opportunity Bond	386,984	55,115	442,099	—
Large Cap Value	—	35,068	35,068	—
Small Cap Value	1,118,935	4,742,978	5,861,913	—
Focused Large Cap Growth	—	—	—	—
Small Cap Growth	—	—	—	—
Emerging Markets Stock	243,844	—	243,844	1,228,480
International Stock	—	—	—	4,689,441
Dynamic Macro	2,479,933	52,718	2,532,651	—
Long/Short Credit	—	—	—	—
Monthly Distribution	—	—	—	1,071,140
Real Estate Stock	—	—	—	—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

8.	LINE OF CREDIT

Currently, the Funds have a $50,000,000 uncommitted line of credit provided by U.S. Bank National Association (the “Bank”) under an agreement (the “Uncommitted Line”). Any advance under the Uncommitted Line is contemplated primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable on an annualized basis at rate of Prime less .5%. The Uncommitted Line is not a “committed” line of credit, which is to say that the Bank is not obligated to lend money to a Fund. Accordingly, it is possible that a Fund may wish to borrow money for a temporary or emergency purpose but may not be able to do so. Based only on the days borrowed, the average amount of borrowings outstanding were as follows:

	Average borrowings	Average
Fund	outstanding	borrowings rate
Floating Rate Bond	$601,633	2.75%
Small Cap Value	2,060,750	2.75%
Focused Large Cap Growth	867,000	2.75%
Small Cap Growth	2,441,667	2.75%
Emerging Markets Stock	679,846	2.75%
International Stock	142,446	2.75%
Long/Short Credit	308,000	2.75%
Monthly Distribution	628,000	2.75%
Real Estate Stock	111,571	2.75%

The interest expense for all the Funds listed above is immaterial.

As of April 30, 2021, all the Funds listed above had no outstanding borrowings on the Uncommitted Line. Funds not listed above did not access the line of credit during the six months ended April 30, 2021.

9.	SECURITIES LENDING

The Funds have entered into separate Securities Lending Agreements (“Agreements”) with the U.S. Bank National Association (the “Bank”) and Securities Finance Trust Company (“SFTC”). High-Yield Bond, Small Cap Growth and Monthly Distribution lend securities with SFTC. All other Funds lend securities with the Bank. Each participating Fund can lend their securities to brokers, dealers and other financial institutions approved by the Board to earn additional income. Loans are collateralized at a value at least equal to 105% of the then current market value of any loaned security that are foreign, or 102% of the then current market value of any other loaned security. International Stock is below the 105% threshold due to market fluctuation. All interest and dividend payments received on securities which are held on loan, provided that there is no material default, will be paid to the respective Fund. A portion of the income generated by the investment in the Funds collateral, net of any rebates paid by the Bank to the borrowers is remitted to the Bank or SFTC as lending agent and the remainder is paid to the Fund(s).

Securities lending income is disclosed in the Funds’ Statements of Operations and is net of fees retained by the counterparty. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Borrower fails to return them. Should the borrower of the securities fail financially, each Fund has the right to repurchase the securities using the collateral in the open market. The remaining contractual maturity of all securities lending transactions are overnight and continuous.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

The below table shows the collateral held by each Fund at the end of the period.

					Gross Amounts Not Offset in the
					Statement of Assets & Liabilities
			Gross Amounts	Net Amounts of
		Gross Amounts	Offset in the	Liabilities Presented in
		of Recognized	Statement of Assets	the Statement of	Financial	Cash Collateral
Description	Counterparty	Liabilities	& Liabilities	Assets & Liabilities	Instruments	Pledged	Net Amount
Corporate/Government Bond
Liabilities
Securities Loaned	US Bank	$(15,183,092)	$—	$(15,183,092)	$15,183,092	$—	$—

Floating Rate Bond
Liabilities
Securities Loaned	US Bank	$(1,923,079)	$—	$(1,923,079)	$1,923,079	$—	$—

High-Yield Bond
Liabilities
Securities Loaned	SFTC	$(2,481,100)	$—	$(2,481,100)	$2,481,100	$—	$—

International Opportunity Bond
Liabilities
Securities Loaned	US Bank	$(3,315,835)	$—	$(3,315,835)	$3,315,835	$—	$—

Large Cap Value
Liabilities
Securities Loaned	US Bank	$(8,018,249)	$—	$(8,018,249)	$8,018,249	$—	$—

Small Cap Value
Liabilities
Securities Loaned	US Bank	$(6,328,824)	$—	$(6,328,824)	$6,328,824	$—	$—

Focused Large Cap Growth
Liabilities
Securities Loaned	US Bank	$(28,925,473)	$—	$(28,925,473)	$28,925,473	$—	$—

Small Cap Growth
Liabilities
Securities Loaned	SFTC	$(791,706)	$—	$(791,706)	$791,706	$—	$—

Emerging Markets Stock
Liabilities
Securities Loaned	US Bank	$(1,790,237)	$—	$(1,790,237)	$1,790,237	$—	$—

International Stock
Liabilities
Securities Loaned	US Bank	$(7,007,102)	$—	$(7,007,102)	$7,007,102	$—	$—

Dynamic Macro
Liabilities
Securities Loaned	US Bank	$(936,606)	$—	$(936,606)	$936,606	$—	$—

Long/Short Credit
Liabilities
Securities Loaned	US Bank	$(32,708,745)	$—	$(32,708,745)	$32,708,745	$—	$—

Real Estate Stock
Liabilities
Securities Loaned	US Bank	$(22,583,103)	$—	$(22,583,103)	$22,583,103	$—	$—

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

The following table presents financial instruments that are subject to enforceable netting arrangements as of April 30, 2021.

Gross Amounts of Assets Presented in the Statements of Assets and Liabilities

	Market Value of Loaned	Market Value of
Fund	Securities	Collateral (1)
Corporate/Government Bond	$14,872,875	$14,872,875
Floating Rate Bond	1,882,076	1,882,076
High-Yield Bond	2,432,452	2,432,452
International Opportunity Bond *	3,258,422	3,258,422
Large Cap Value	7,853,165	7,853,165
Small Cap Value	6,088,163	6,088,163
Focused Large Cap Growth	27,729,587	27,729,587
Small Cap Growth	775,776	775,776
Emerging Markets Stock *	1,639,480	1,639,480
International Stock *	6,684,326	6,684,326
Dynamic Macro	916,848	916,848
Long/Short Credit	32,029,420	32,029,420
Real Estate Stock	21,842,554	21,842,554

(1)	The amount is limited to the loaned securities and accordingly, does not include excess collateral pledged.

*	Securities collateralized below 102% or 105% for foreign securities. The Trust’s securities lending policies and procedures require that the borrower: (i) deliver cash or U.S. Government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% or 105% of the value of the portfolio securities loaned, and (ii) at all times thereafter mark-to-market the collateral on a daily basis so that the market value of such collateral is at least 100% of the value of securities loaned. From time to time the collateral may not be 102% or 105% due to end of day market movement. The next business day, additional collateral is obtained/received from the borrower to replenish/reestablish 102% or 105%.

10.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Funds invest in other investment companies. Each underlying fund, including each ETF, is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk and high yield risk. Investors in the Funds will indirectly bear fees and expenses charged by the underlying investment companies in which the Funds invest in addition to the Funds’ direct fees and expenses. All the Funds may invest in investment companies. Such investments would subject the Funds to similar risks.

The performance of Dynamic Macro will be directly affected by the performance of the SPDR S&P 500 ETF Trust. The financial statements of this Fund, including the portfolio of investments, can be found at the Securities and Exchange Commission’s (“SEC”) website www.sec.gov and should be read in conjunction with Dynamic Macro’s financial statements. As of April 30, 2021, the percentage of Dynamic Macro Fund invested in the SPDR S&P 500 ETF Trust was 25.4%.

11.	LIQUIDITY RISK MANAGEMENT PROGRAM

In October 2016, the Securities and Exchange Commission (“SEC”) adopted Rule 22e-4, or the “Liquidity Rule,” under the Investment Company Act of 1940. The Liquidity Rule requires a mutual fund to adopt a liquidity risk management program (“Program”). In June 2018, the SEC adopted a requirement that a mutual fund disclose information about the operation and effectiveness of its Program in its reports to shareholders.

The Funds have adopted and implemented a Program pursuant to the Liquidity Rule, effective December 1, 2018. The Program is intended to provide a framework for: (1) assessing and managing a Fund’s liquidity risk (i.e., the risk that a Fund could not meet requests to redeem shares without significantly diluting remaining investors’ interests) based on a variety of factors, including the Fund’s investment strategy and liquidity of its portfolio investments, (2) classifying the liquidity of a Fund’s investments, (3) determining a Fund’s highly liquid investment minimum (“HLIM”), if applicable, (4) complying with a Fund’s illiquid investment limit, and (5) reporting to the Funds’ Board of Trustees. The Board of Trustees designated the Funds’ investment adviser, Dunham & Associates Investment Counsel, Inc. (the “Program Administrator”), to administer the Program. The Program Administrator established a liquidity risk management group to assist the Program Administrator in implementing the Program.

Under the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories defined by the SEC: highly liquid, moderately liquid, less liquid, and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size, and the Program Administrator has engaged a third-party vendor to assist with the classification of portfolio investments.

NOTES TO FINANCIAL STATEMENTS (Unaudited)
April 30, 2021 (Continued)

The Liquidity Rule prohibits mutual funds from acquiring investments that would cause their illiquid investments to exceed 15% of net assets. The Liquidity Rule also requires funds that do not primarily hold assets that are highly liquid investments to determine a minimum percentage of net assets to be invested in highly liquid investments (the HLIM). The Program includes provisions designed to comply with the 15% limit on illiquid investments and for determining and complying with the HLIM requirement, as applicable.

In accordance with the Liquidity Rule, the Program Administrator prepared, and the Funds’ Board of Trustees reviewed, a report regarding the operation and effectiveness of the Program for the period from December 1, 2019 through December 31, 2020. The report concluded that the Program remains reasonably designed to assess and manage a Fund’s liquidity risk, and that during the period the Program was implemented effectively.

12.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

ADDITIONAL INFORMATION (Unaudited)

Dunham Funds
15(c) BOARD CONSIDERATIONS

December 14-15, 2020

I.	Background

On December 14-15, 2020, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, (i) the renewal of the investment advisory agreement between the Trust and Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and (ii) the approval and/or renewal of the sub-advisory agreements with various sub-advisers for certain series (the “Funds”). The investment advisory agreement and the sub-advisory agreements collectively are referred to as the “Advisory Agreements.” The Funds and the relevant sub-advisers with sub-advisory agreements up for approval and/or renewal include:

Fund		Sub-Advisory Agreement
1.	Dunham Corporate/Government Bond Fund	Newfleet Asset Management, LLC
2.	Dunham Dynamic Macro Fund	Mellon Investments Corporation
3.	Dunham Emerging Markets Stock Fund	NS Partners Ltd.
4.	Dunham Floating Rate Bond Fund	Newfleet Asset Management, LLC
5.	Dunham Focused Large Cap Growth Fund	The Ithaka Group, LLC
6.	Dunham High Yield Bond Fund	PineBridge Investments LLC
7.	Dunham International Opportunity Bond Fund	[Stone Harbor Investment Partners LP not up for renewal at this time; sub-advisory contract recently approved in December 2019]
8.	Dunham International Stock Fund	Arrowstreet Capital, Limited Partnership
9.	Dunham Large Cap Value Fund	Rothschild & Co. Asset Management US Inc.
10.	Dunham Long/Short Credit Fund (formerly Dunham Appreciation & Income Fund)	MetLife Investment Advisors, LLC
11.	Dunham Monthly Distribution Fund	Weiss Multi-Strategy Advisers LLC
12.	Dunham Real Estate Stock Fund	[American Assets Capital Advisers LLC not up for renewal at this time; sub-advisory contract recently approved in December 2019]
13.	Dunham Small Cap Growth Fund	Pier Capital, LLC
14.	Dunham Small Cap Value Fund	[Ziegler Capital Management, LLC not up for renewal at this time; sub-advisory contract most recently approved in March 2020]

ADDITIONAL INFORMATION (Unaudited)(Continued)

The Independent Trustees had requested and reviewed materials the Adviser and the sub-advisers provided prior to and during the meetings and had reviewed a memorandum from Fund counsel that reviewed their fiduciary duties pertaining to renewal of investment management and sub-advisory agreements and the factors they should consider in evaluating the Advisory agreements.

Among other information, the Adviser and the sub-advisers provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, advisory fees and operating expense ratio of each Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements.

The Independent Trustees and Fund counsel met in executive sessions to consider the renewal of the Advisory Agreements. The Board also received information about the Funds throughout the year in connection with the regular quarterly Board meetings from the Adviser and various Fund sub-advisers.

Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be renewed. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

II.	Investment Advisory Agreement

Nature, Extent and Quality of Services. In considering the renewal of the investment advisory agreement with the Adviser, the Board considered the nature, extent and quality of services that the Adviser provided to the Funds, including the Adviser’s personnel and resources and the Adviser’s criteria for reviewing a sub-adviser’s performance. The Board reviewed the services the Adviser provided in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. They also reviewed information provided regarding risk management and compliance and regulatory matters. The Board concluded that the services the Adviser provided were satisfactory.

Performance. The Board reviewed performance information the Adviser provided for Class N of each Fund compared to the performance of (a) funds in a peer group (the “Peer Group”) (which is a relevant sub-set of funds in a Fund’s Morningstar category), (b) a Morningstar category average and (c) a benchmark index for the one, five and ten year periods or since a Fund’s inception, as applicable, ended September 30, 2020. The Board considered that the Adviser had delegated day-to-day portfolio management of each Fund’s strategy to a sub-adviser and noted the ongoing oversight activities the Adviser performed, including review of returns on a relative and absolute basis, evaluation of brokerage execution quality and yearly compliance reviews. The Board concluded that the Adviser appropriately had reviewed and monitored each sub-adviser’s investment performance.

ADDITIONAL INFORMATION (Unaudited)(Continued)

Advisory Fee. The Board reviewed each Fund’s advisory fee and expense ratio, taking into account the Fund’s average net assets, and reviewed information comparing the advisory fee and expense ratio to those of the Peer Group and a Morningstar category. The Board discussed that while the advisory fees do not necessarily have to be the lowest compared to the Peer Groups, it is their duty to evaluate whether the advisory fees are reasonable. The Board noted that the Adviser’s fees range from 0.50% to 0.65%, which, when combined with the sub-adviser fees, are generally higher than the Peer Group averages when a Fund is performing well, but in some cases lower than the Peer Group averages when a Fund is underperforming. The Board concluded that the Adviser’s fee ranges are applied reasonably based on the nature of a Fund ( i.e., bond vs. equity, or alternative vs. traditional). The Board observed that currently four Funds are considered “alternative” and generally require enhanced oversight compared to more traditional asset classes. The Board discussed the level of work involved in the Adviser’s oversight of the Funds, the Adviser’s ongoing quantitative and qualitative analysis of each sub-adviser, and the other services that the Adviser provides to the Funds.

The Board also noted:

●	Dunham Corporate/Government Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Dynamic Macro Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Emerging Markets Stock Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and higher than the Morningstar category, however, the overall expense ratio was in a reasonable range.

●	Dunham Floating Rate Bond Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Focused Large Cap Growth Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham High-Yield Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham International Opportunity Bond Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range in light of above average atypical other expenses.

●	Dunham International Stock Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

ADDITIONAL INFORMATION (Unaudited)(Continued)

●	Dunham Large Cap Value Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category, however, the overall expense ratio was in a reasonable range.

●	Dunham Long/Short Credit Fund (formerly Dunham Appreciation & Income Fund): The Board noted that the advisory fee was lower than the average of the Peer Group and the Morningstar category, and the overall expense ratio was also lower.

●	Dunham Monthly Distribution Fund: The Board noted that the advisory fee was in line with the average of the Peer Group and the Morningstar category, and the overall expense ratio was in a reasonable range.

●	Dunham Real Estate Stock Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Small Cap Growth Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar category; however, the overall expense ratio was in a reasonable range.

●	Dunham Small Cap Value Fund: The Board noted that the advisory fee was higher than the average of the Peer Group and the Morningstar Category; and the overall expense ratio was in a reasonable range.

In light of the nature, quality and extent of services the Adviser provided, the Board concluded that each Fund’s advisory fee was reasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect a reasonable sharing of economies of scale for the benefit of Fund investors. The Board noted that breakpoints may be an appropriate way for the Adviser to share its economies of scale if a Fund experiences substantial asset growth; however, the Board recognized that no Fund had yet reached an asset level where the Adviser could realize significant economies of scale. The Board observed that economies of scale will be considered in the future as Fund asset levels grow.

Profitability. The Board also reviewed the estimated profitability of the Adviser with respect to each Fund. The Board concluded that the estimated profitability of the Adviser in connection with the management of each Fund was reasonable, and at a level to adequately incentivize the Adviser to continue to provide high quality services.

Fallout Benefits. Because of its relationship with the Funds, the Adviser and its affiliates may receive certain benefits. The Board reviewed materials provided by the Adviser as to any such benefits.

ADDITIONAL INFORMATION (Unaudited)(Continued)

III.	Sub-Advisory Agreements

Nature, Extent and Quality of Services. In considering the approval and/or renewal of the sub-advisory agreement, as applicable, between each Fund and the Fund’s respective sub-adviser, the Board considered the nature, extent and quality of services the sub-adviser provided under the sub-advisory agreement. The Board reviewed the services the sub-adviser provided, the background of the investment professionals servicing the Fund, and the sub-adviser’s reputation, resources and investment approach. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

Performance. The Board reviewed each Fund’s total return compared to the average total returns of the Fund’s Peer Group and Morningstar category averages and benchmark index. The Board also noted:

●	Dunham Corporate/Government Bond Fund: The Board noted that Newfleet Asset Management, LLC (“Newfleet”), has served as the Fund’s sub-adviser since December 10, 2004 (the inception date of the Fund). The Board noted that the Fund underperformed its benchmark index and Peer Group average over the one-year time period and the Morningstar category average over the five-year time period, and the Morningstar category average and Peer Group average over the ten-year time period. The Board observed that the Fund’s underperformance could be attributed largely to the lower duration exposure of the Fund, as well as a lower allocation to U.S. Government and agency securities. The Adviser believes that the trailing underperformance can be attributed primarily to more recent underperformance, and that Newfleet has navigated the extreme market environment well. The Board concluded that the services Newfleet provided were satisfactory.

●	Dunham Dynamic Macro Fund: The Board noted that Mellon Investments Corporation (“Mellon”), has served as the Fund’s sub-adviser since October 1, 2014 (while the Fund’s inception date is April 30, 2010). The Board noted that despite outperforming the Peer Group and Morningstar category average over the one-year and five-year timeframes, the Fund underperformed the benchmark index over each time period. The Board observed that the underperformance relative to the benchmark over the longer-term periods primarily can be attributed to the previous sub-adviser and the strategy that was implemented prior to Mellon. Since Mellon began to manage the Fund, the Fund has outperformed its Morningstar category average and Peer Group average. The Board concluded that the services Mellon provided were satisfactory.

●	Dunham Emerging Markets Stock Fund: The Board noted that NS Partners Ltd. (“NS Partners”), has served as the Fund’s sub-adviser since April 1, 2019 (while the Fund’s inception date is December 10, 2004). Although the Fund outperformed the benchmark index, the Morningstar category average, and Peer Group average during the most recent one-year period, the Fund lagged the Peer Group and benchmark index over the five-year period and longer-term. However, the Board considered that this was attributable primarily to the performance of the previous sub-adviser that was replaced at the end of March 2019. Since NS Partners began to manage the fund, the Fund has outperformed its benchmark index, Morningstar category average, and Peer Group average. The Board concluded that the services NS Partners provided were satisfactory.

ADDITIONAL INFORMATION (Unaudited)(Continued)

●	Dunham Floating Rate Bond Fund: The Board noted that Newfleet Asset Management, LLC (“Newfleet”), has served as the Fund’s sub-adviser since November 4, 2013 (the inception date of the Fund). The Board noted that the Fund underperformed the benchmark index, Morningstar category average, and Peer Group average over the one-year, five-year, since Fund inception, and since Newfleet began to manage the Fund. A significant portion of the underperformance of the Fund versus the benchmark index and Peer Group average could be explained by Fund expenses. While Fund expenses are a challenge, the Adviser believes that Newfleet will be able to identify and take advantage of inefficiencies in the bank loan market. The Adviser will continue to monitor for other sub-advisory strategies that may be more effective. The Board concluded that the services Newfleet provided were satisfactory.

●	Dunham Focused Large Cap Growth Fund: The Board noted that The Ithaka Group, LLC (“Ithaka”), has served as the Fund’s sub-adviser since December 8, 2011 (the inception date of the Fund), and the Fund may hold a maximum of 35 stocks. The Board noted that the Fund outperformed its Peer Group average and Morningstar category average over the relevant periods. The Board also noted that the Fund outperformed or was in line with its benchmark index over the relevant periods. When the Fund historically has outperformed its Peer Group average, the Morningstar category average, and benchmark index, it has done so by a significant amount. The Board concluded that the services Ithaka provided were satisfactory.

●	Dunham High Yield Bond Fund: The Board noted that PineBridge Investments LLC (“PineBridge”), has served as the Fund’s sub-adviser since July 1, 2017 (while the Fund’s inception date is July 1, 2005). The Board noted that the Fund underperformed the benchmark index over the one-year, five-year, since Fund inception, and since PineBridge began to manage the Fund. However, the Fund outperformed or performed in line with the Peer Group average and Morningstar category average across the relevant periods. The Adviser noted that a significant portion of the Fund’s underperformance versus the benchmark index is explained by Fund expenses. Since PineBridge began to manage the Fund, the Fund has outperformed its Morningstar category average and Peer Group average. The Board concluded that the services PineBridge provided were satisfactory.

●	Dunham International Stock Fund: The Board noted that Arrowstreet Capital, Limited Partnership (“Arrowstreet”), has served as the Fund’s sub-adviser since July 1, 2008 (while the Fund’s inception date is December 10, 2004). The Board noted that the Fund outperformed or was in line with the Peer Group average, benchmark mark and Morningstar category average over the relevant periods. The Board concluded that the services Arrowstreet provided were satisfactory.

●	Dunham Large Cap Value Fund: The Board noted that Rothschild & Co. Asset Management U.S. Inc. (“Rothschild”), has served as the Fund’s sub-adviser since July 1, 2015 (while the Fund’s inception date is December 10, 2004). The Board noted that the Fund underperformed the benchmark index over the five-year and ten-year periods. However, since Rothschild began to manage the Fund, the Fund has performed in line with the benchmark index. Also, the Fund has outperformed the benchmark index and Morningstar category average over the past year. The Board concluded that the services Rothschild provided were satisfactory.

ADDITIONAL INFORMATION (Unaudited)(Continued)

●	Dunham Long/Short Credit Fund (formerly Dunham Appreciation & Income Fund): The Board noted that MetLife Investment Management, LLC (“MetLife”), has served as the Fund’s sub-adviser since July 1, 2018 (while the Fund’s inception date is December 10, 2004). The Board noted that the Fund outperformed or was in line with its Peer Group average, the Morningstar category average and its benchmark index over all time periods. The Board concluded that the services MetLife provided were satisfactory.

●	Dunham Monthly Distribution Fund: The Board noted that Weiss Multi-Strategy Advisers, LLC (“Weiss”), has served as the Fund’s sub-adviser since April 1, 2017 (while the Fund’s inception date is September 29, 2008). The Board noted that the Fund underperformed the benchmark index over the one-year period and since Weiss began to manage the Fund. However, during those same time periods, the Fund outperformed the Morningstar category average. Although the Fund outperformed the Peer Group average over the one-year period, it underperformed the Peer Group average over the longer-term periods. Considering the most recent year, Weiss believed that downside risk was more substantial than the upside potential, which substantially helped the Fund’s relative performance during the extreme drawdowns in March 2020. The Board concluded that the services that Weiss provided were satisfactory.

●	Dunham Small Cap Growth Fund: The Board noted that Pier Capital, LLC (“Pier”), has served as the Fund’s sub-adviser since December 10, 2004 (the inception date of the Fund). The Board noted that the Fund outperformed its Peer Group average, Morningstar category average, and benchmark index over the relevant time periods. The Board concluded that the services Pier provided were satisfactory.

Sub-Advisory Fees and Economies of Scale. The Board considered each Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the sub-adviser managed. The Board noted that the fee schedule was negotiated between the Adviser and each sub-adviser, an unaffiliated third party.

The Board considered the base fee paid to each sub-adviser when the performance of a Fund is equal to that of a specific index plus or minus a “null” zone. The Board also reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. The Board recognized the unique nature of a performance fee, which results in higher fees when a sub-adviser delivers results, and how performance fees should be integrated into their analysis. The Board noted information that the Adviser provided regarding the specific benchmark index used to compute each sub-adviser’s performance fee, how performance adjustments are calculated, and why each Fund’s N-share class (as the class with the most assets) is used for performance calculations.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to a sub-adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns a sub-adviser’s interest with those of Fund shareholders. The Board concluded that each sub-adviser’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of a sub-adviser that receives a performance based fee. The Board agreed that the Adviser successfully had negotiated a favorable base fee with each sub-adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to

ADDITIONAL INFORMATION (Unaudited)(Continued)

attract top sub-advisory talent. The Board agreed that pursuing breakpoints with any of the sub-advisers would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered information provided regarding each sub-adviser’s estimated profitability from providing sub-advisory services to its respective Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and each sub-adviser, an unaffiliated third party. The Board reviewed materials provided as to any additional benefits each sub-adviser receives.

IV.	All Agreements

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the approval and/or continuation of the Advisory Agreements, as applicable, are in the best interests of each Fund.

ADDITIONAL INFORMATION (Unaudited)(Continued)

Dunham Monthly Distribution Fund

15(c) BOARD CONSIDERATIONS

March 16, 2021

I.	Background

On March 16, 2021, the Board of Trustees (the “Board”) of Dunham Funds (the “Trust”), a Delaware business trust, met to consider, among other things, a new sub-advisory agreement (the “Sub-Advisory Agreement”) for the following Trust series (the “Fund”):

Fund	Sub-Advisory Agreement
Dunham Monthly Distribution Fund	Grantham Mayo Van Otterloo & Co. LLC

The Sub-Advisory Agreement with Grantham Mayo Van Otterloo & Co. LLC (“GMO” or the “Sub-Adviser”) would take effect on or about April 1, 2021. GMO would take over sub-advisory responsibilities from the current sub-adviser Weiss Multi-Strategy Advisers LLC (“Weiss”).

In considering the Sub-Advisory Agreement, the Independent Trustees had requested and reviewed materials that Dunham & Associates Investment Counsel, Inc. (the “Adviser”) and the Sub-Adviser provided prior to and during the meeting. The Independent Trustees also had reviewed a memorandum from Fund counsel that addressed their fiduciary duties pertaining to the new Sub-Advisory Agreement and the factors they should consider in evaluating the Sub-Advisory Agreement.

Among other information, the Adviser and GMO provided information to assist the Independent Trustees in assessing the nature, extent and quality of services provided, information comparing the investment performance, sub-advisory fees and operating expense ratio of the Fund to other funds, information about estimated profitability and/or financial condition and compliance and regulatory matters. The Board determined that, given the totality of the information provided with respect to the Sub-Advisory Agreement, the Board had received sufficient information to approve the Sub-Advisory Agreement.

Based upon its review, the Board concluded that it was in the best interests of the Fund that the Sub-Advisory Agreement be approved. In considering the approval of the Sub-Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

II.	Sub-Advisory Agreement

Nature, Extent and Quality of Services. In considering the approval of the Sub-Advisory Agreement between the Fund and GMO, the Board considered the nature, extent and quality of services GMO would provide under the Sub-Advisory Agreement. The Board reviewed the background of the investment professionals that would service the Fund, and GMO’s reputation, resources and investment approach. The Board also reviewed information provided regarding the

ADDITIONAL INFORMATION (Unaudited)(Continued)

structure of portfolio manager compensation, trading and brokerage practices, soft dollar usage, risk management and compliance matters.

The Board noted in particular that GMO was founded in 1977 and is an independent investment management firm with a diversified set of investment capabilities. GMO has $63 billion in assets under management, and currently serves as sub-adviser several other mutual funds. The Board concluded that the services that the Sub-Adviser would provide should be satisfactory.

Performance. The Board considered that the performance of a similar investment strategy as GMO would use for Monthly Distribution, the GMO Event Driven Strategy, for various periods compared to its benchmark and peer group. The Board noted the outperformance for the three-year and since inception periods of the GMO Event Driven Strategy.

Sub-Advisory Fees and Economies of Scale. The Board considered the Fund’s sub-advisory fee schedule and noted the fees charged to comparable portfolios, if any, that the Sub-Adviser managed. The Board considered that the fee schedule was negotiated between the Adviser and the Sub-Adviser, an unaffiliated third party.

The Board reviewed the operation of the performance fee and the impact on fees and expenses based on various performance results. They discussed the unique nature of the performance fee, which results in higher fees when the Sub-Adviser delivers results, and how performance fees should be integrated into their analysis.

The Board confirmed its belief that performance fees help ensure that any significant fee adjustments are attributable to the Sub-Adviser’s skill, rather than to random performance fluctuations, and the performance fee aligns the Sub-Adviser’s interest with those of Fund shareholders.

The Board also noted in particular that the Fund’s sub-advisory fee schedule will remain the same after the Sub-Adviser takes over from the current sub-adviser, Weiss. The Fund will pay a “fulcrum fee” consisting of: a “base fee” of 60 basis points (0.60%) annually; and a “performance fee” at a rate that will vary by up to +/- 38 bps (0.38%). The performance fee will be added to or subtracted from the base fee to arrive at the total fulcrum fee. The comparative index will be the IndexIQ IQ Hedge Market Neutral Total Return Index over the applicable measurement period. The Board concluded that the Sub-Adviser’s fees were in a reasonable range.

The Board reviewed the relevance of economies of scale in the context of the Sub-Adviser that receives a performance-based fee. The Board agreed that the Adviser had successfully negotiated a favorable base fee with the Sub-Adviser, and that reductions based on asset growth, when coupled with the possibility of fee reductions based on performance, could hinder the Adviser’s ability to attract top sub-advisory talent. The Board agreed that pursuing breakpoints with the Sub-Adviser would not be in the best interests of Fund shareholders at this time.

Profitability and Fallout Benefits. The Board considered any information provided regarding the Sub-Adviser’s estimated profitability from providing sub-advisory services to the Fund. The Board noted that the sub-advisory fee schedule was negotiated between the Adviser and the Sub-Adviser, an unaffiliated third party. The Board reviewed materials provided regarding any additional benefits the Sub-Adviser would receive.

Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Sub-Advisory Agreement for the Fund are fair and reasonable, and that the approval of the Sub-Advisory Agreement is in the best interests of the Fund.

DUNHAM FUNDS’ EXPENSES (Unaudited)

Example

Shareholders of mutual funds will pay (1) transitional costs, such as sales load, and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual-Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual- Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual-Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical- Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Actual		Hypothetical
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	11/1/20	4/30/21	Period*	4/30/21	Period*
Class N:
Corporate/Government Bond Fund	1.21%	$1,000.00	$1,000.50	$6.01	$1,018.79	$6.07
Floating Rate Bond Fund	0.95%	$1,000.00	$1,051.80	$4.84	$1,020.08	$4.76
High-Yield Bond Fund	1.20%	$1,000.00	$1,076.50	$6.19	$1,018.83	$6.02
International Opportunity Bond Fund	1.91%	$1,000.00	$1,038.20	$9.64	$1,015.34	$9.53
Large Cap Value Fund	1.10%	$1,000.00	$1,346.10	$6.42	$1,019.32	$5.53
Small Cap Value Fund	1.08%	$1,000.00	$1,527.30	$6.78	$1,019.43	$5.42
Focused Large Cap Growth Fund	1.26%	$1,000.00	$1,195.40	$6.85	$1,018.55	$6.30
Small Cap Growth Fund	1.83%	$1,000.00	$1,416.90	$10.95	$1,015.73	$9.14
Emerging Markets Stock Fund	1.73%	$1,000.00	$1,254.70	$9.65	$1,016.23	$8.63
International Stock Fund	1.92%	$1,000.00	$1,356.20	$11.21	$1,015.28	$9.59
Dynamic Macro Fund	1.86%	$1,000.00	$1,081.10	$9.62	$1,015.55	$9.32
Long/Short Credit Fund	1.83%	$1,000.00	$1,030.90	$9.24	$1,015.70	$9.17
Monthly Distribution Fund	2.12%	$1,000.00	$1,049.80	$10.76	$1,014.29	$10.58
Real Estate Stock Fund	1.62%	$1,000.00	$1,283.30	$9.18	$1,016.75	$8.11
Class A:
Corporate/Government Bond Fund	1.46%	$1,000.00	$1,000.00	$7.22	$1,017.58	$7.28
Floating Rate Bond Fund	1.19%	$1,000.00	$1,050.60	$6.07	$1,018.87	$5.98
High-Yield Bond Fund	1.45%	$1,000.00	$1,076.70	$7.47	$1,017.60	$7.26
International Opportunity Bond Fund	2.16%	$1,000.00	$1,037.40	$10.92	$1,014.07	$10.80
Large Cap Value Fund	1.36%	$1,000.00	$1,343.80	$7.89	$1,018.06	$6.80
Small Cap Value Fund	1.33%	$1,000.00	$1,525.50	$8.34	$1,018.19	$6.66
Focused Large Cap Growth Fund	1.51%	$1,000.00	$1,193.60	$8.22	$1,017.30	$7.56
Small Cap Growth Fund	2.07%	$1,000.00	$1,415.50	$12.43	$1,014.51	$10.36
Emerging Markets Stock Fund	1.98%	$1,000.00	$1,252.40	$11.04	$1,014.99	$9.88
International Stock Fund	2.17%	$1,000.00	$1,354.30	$12.68	$1,014.03	$10.84
Dynamic Macro Fund	2.09%	$1,000.00	$1,079.50	$10.80	$1,014.41	$10.46
Long/Short Credit Fund	2.07%	$1,000.00	$1,029.80	$10.44	$1,014.51	$10.36
Monthly Distribution Fund	2.36%	$1,000.00	$1,048.60	$11.99	$1,013.09	$11.79
Real Estate Stock Fund	1.87%	$1,000.00	$1,281.60	$10.60	$1,015.50	$9.36

DUNHAM FUNDS’ EXPENSES (Unaudited) (Continued)

			Actual		Hypothetical
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses	Account	Expenses
	Expense	Value	Value	Paid During	Value	Paid During
	Ratio	11/1/20	4/30/21	Period*	4/30/21	Period*
Class C:
Corporate/Government Bond Fund	1.96%	$1,000.00	$997.50	$9.69	$1,015.09	$9.78
Floating Rate Bond Fund	1.69%	$1,000.00	$1,046.90	$8.59	$1,016.40	$8.46
High-Yield Bond Fund	1.95%	$1,000.00	$1,074.20	$10.04	$1,015.12	$9.75
International Opportunity Bond Fund	2.66%	$1,000.00	$1,034.70	$13.41	$1,011.62	$13.25
Large Cap Value Fund	2.11%	$1,000.00	$1,338.50	$12.22	$1,014.35	$10.52
Small Cap Value Fund	2.08%	$1,000.00	$1,519.60	$12.99	$1,014.48	$10.39
Focused Large Cap Growth Fund	2.26%	$1,000.00	$1,189.30	$12.26	$1,013.60	$11.27
Small Cap Growth Fund	2.83%	$1,000.00	$1,409.50	$16.89	$1,010.78	$14.09
Emerging Markets Stock Fund	2.73%	$1,000.00	$1,248.40	$15.20	$1,011.27	$13.60
International Stock Fund	2.92%	$1,000.00	$1,349.50	$17.01	$1,010.32	$14.55
Dynamic Macro Fund	2.86%	$1,000.00	$1,076.80	$14.71	$1,010.63	$14.24
Long/Short Credit Fund	2.83%	$1,000.00	$1,026.10	$14.23	$1,010.75	$14.12
Monthly Distribution Fund	3.11%	$1,000.00	$1,044.70	$15.76	$1,009.38	$15.49
Real Estate Stock Fund	2.62%	$1,000.00	$1,277.10	$14.80	$1,011.79	$13.08

*	Expenses Paid During Period are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181 days and divided by 365 (to reflect the number of days in the six month period ending April 30, 2021).

Privacy Notice

FACTS	WHAT DO THE DUNHAM FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■         Social Security number and wire transfer instructions

■         account transactions and transaction history

■         investment experience and purchase history

When you are no longer a customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Dunham Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Dunham Funds share?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes - to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes - information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call (800) 442-4358 or go to www.dunham.com

What we do
How do Dunham Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

We permit only authorized parties and affiliates (as permitted by law) who have signed an agreement (which protects your personal information) with us to have access to customer information.

How do Dunham Funds collect my personal information?	We collect your personal information, for example, when you

■     open and account or deposit money

■     direct us to buy securities or direct us to sell your securities

■     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only

■     sharing for affiliates’ everyday business purposes-information about your creditworthiness

■     affiliates from using your information to market to you

■     sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Our affiliates include financial companies, such as Dunham & Associates Investment Counsel, Inc.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Dunham Funds do not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Dunham Funds doesn’t jointly market

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling (888)-3DUNHAM (338-6426) or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (800)-SEC-0330. The information on Form N-PORT is available without charge, upon request, by calling (888)-3DUNHAM (338-6426).

P.O. Box 910309

San Diego, California 92191

(800) 442-4358

Distributed by Dunham & Associates Investment Counsel, Inc. Member FINRA/SIPC

THIS REPORT AND FINANCIAL STATEMENTS CONTAINED HEREIN ARE NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS, OR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF EACH FUND’S PORTFOLIO.

THE FIGURES IN THIS REPORT REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. THE PRINCIPAL VALUE OF AN INVESTMENT AND INVESTMENT RETURN WILL FLUCTUATE SO THAT AN INVESTOR’S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

DUNHAM-SA21

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Funds. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)       There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not Applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Not required for semi-annual reports.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith..

(a)(3) Not applicable.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dunham Funds

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/8/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jeffrey Dunham

Jeffrey Dunham, Principal Executive Officer/President

Date 7/8/2021

By (Signature and Title)

/s/ Denise Iverson

Denise Iverson, Principal Financial Officer/Treasurer

Date 7/8/2021